UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

PennMutual Penn Series Funds, Inc. Semi-Annual Report As of June 30, 2020 Available through Penn Mutual Variable Products

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for the Funds available under your variable annuity or variable life insurance contract will no longer be sent by mail unless you specifically request paper copies of the reports from The Penn Mutual Life Insurance Company or The Penn Insurance and Annuity Company, as applicable, or your financial intermediary. Instead, the reports will be made available on our website at www.pennmutual.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper and free of charge. You can contact us at (800) 523-0650 or contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds available under your insurance contract.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offence.

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your financial professional regularly to ensure that your asset allocation remains on target.

Stocks sold off sharply during the first quarter as the financial markets rapidly reassessed the economic and human impact from the coronavirus outbreak in the U.S. and abroad. After reaching record high levels in mid-February, the S&P 500 Index entered bear market territory with record speed and unprecedented levels of volatility. The hardest hit sectors/subsectors included energy, airlines and hospitality & leisure. The Federal Reserve (Fed) implemented two emergency rate cuts during March as the coronavirus brought economic activity to a standstill and harmed communities in the U.S. and across the globe. The Fed also reopened its quantitative easing (QE) program to keep the flow of credit open to households and businesses. Record-setting fiscal stimulus quickly followed monetary stimulus as Congress and the Trump administration agreed to the $2.2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act. During the second quarter, equity markets in the U.S. achieved their strongest quarterly results in more than a decade with the rebound fueled by unprecedented measures of monetary and fiscal stimulus. From a sector perspective, technology and consumer discretionary had the strongest returns whereas energy, financials, industrials and utilities experienced relatively weaker returns during the first half of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned -3.30 percent during the six-month period ending June 30.

On a relative basis, large capitalization stocks provided higher returns than mid and small capitalization stocks during the six-month period. Large capitalization stocks, as measured by the Russell 1000 Index, returned -2.81 percent; mid capitalization stocks, as measured by the Russell Midcap Index, returned -9.13 percent; and small capitalization stocks, as measured by the Russell 2000 Index, returned -12.98 percent. From a style perspective, growth stocks continued to outperform value stocks in all market capitalizations, with the widest disparity being in the large capitalization space. For instance, large capitalization growth stocks, as measured by the Russell 1000 Growth Index, returned 9.81 percent while large capitalization value stocks, as measured by the Russell 1000 Value Index, returned -16.26 percent. Much of the outperformance within growth stocks can be attributed to the strong performance of the technology and consumer discretionary sectors.

International markets, similar to domestic, fell sharply in the first quarter as investors reacted to the escalation of the coronavirus pandemic. This resulted in the worst quarter for many indices since the financial crisis. Fueled by extensive global fiscal and monetary stimulus measures, international equity markets rebounded strongly in the second quarter. As a result, during the first six months of the year, emerging market stocks posted a -9.78 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returned -11.34 percent, as measured by the MSCI EAFE Index.

Investment-grade fixed income securities outperformed high-yield bonds during the six-month period. Treasury yields across the curve remained near record low levels through the second quarter with Fed bond purchase activity and economic uncertainty keeping a lid on rates. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Index, returned 6.14 percent and the Credit Suisse High Yield Bond Index returned -5.27 percent. Corporate bond issuance surged to record levels as investors took comfort in the Fed’s commitment to do “whatever it takes” to provide liquidity and maintain financial stability. The Fed issued forward guidance at the June Federal Open Market Committee meeting suggesting short-term rates are likely to remain at the zero lower bound through the end of 2022.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 1.79% for the six-month period ending June 30, 2020, compared to 2.88% for its benchmark, the Bloomberg Barclays Capital U.S. Government/Credit 1-3 Year Index, for the same period.

Financial markets sold off sharply in early March when measures to contain the coronavirus outbreak brought economic activity to a near standstill. Labor market conditions in the U.S. quickly turned to the weakest levels since the Great Depression with numerous industries such as travel and hospitality bearing the brunt of the shutdown.

The rapid and extensive response of fiscal and monetary stimulus contributed to a quick rebound in financial market performance during the second quarter. Fixed income spread sector performance benefitted from the Federal Reserve’s (Fed’s) decision to include corporate bonds as part of its bond expanded purchase program, or quantitative easing.

Treasury yields settled into a relatively narrow range in the second quarter following the sharp decline in rates during February and March. Fed policymakers expect to keep short-term rates at the zero lower bound through the end of 2022 to help the U.S. economy fully recover from the coronavirus pandemic.

We are maintaining our overweight positioning in short duration spread sectors with an up-in-quality bias in light of continuing economic and political uncertainty in the U.S. and globally. Our focus on new purchase activity remains concentrated among fixed-income sectors and securities benefitting from the Fed’s recent expanded bond purchase program. Fund holdings remain diversified across corporate and structured securities with overweight positioning to highly rated collateralized loan obligations (CLOs) and floating-rate bank hybrid securities.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Corporate Bonds	49.9%

Asset Backed Securities	23.7%

Commercial Mortgage Backed Securities	9.9%

Residential Mortgage Backed Securities	8.0%

U.S. Treasury Obligation	6.2%

Municipal Bonds	1.4%

Commercial Paper	0.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 5.62% for the six-month period ending June 30, 2020, compared to 6.14% for its benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same time period.

Financial market performance rebounded strongly in the second quarter with record quantities of fiscal and monetary stimulus helping to fuel the rally. Credit markets benefitted from the expanded Federal Reserve (Fed) bond purchase program to include both investment-grade and high-yield corporate bonds. Corporate issuers took full advantage of the Fed support and issued debt at a record-setting pace with more than $1.4 trillion of new supply during the first half of 2020.

Treasury yields settled into a narrow range across the curve following the extreme interest rate volatility witnessed in February and March. 10-year Treasury yields ended the quarter at 0.66% almost exactly where they started and approximately half the record low level before the pandemic. The Fed expects to keep short-term interest rates at the zero lower bound through 2022 in order to ease economic damage created to contain the spread of the coronavirus. Restoring labor market conditions back to pre-pandemic levels is a primary focus for Fed policymakers.

Fund performance lagged its benchmark during the first six months of 2020 despite the rebound in spread sector performance during the second quarter. We continue to search for attractive entry points in the new issue corporate bond market as a source of excess return. We expect a continued recovery in valuations across our structured credit investments, albeit at a more moderate pace relative to the corporate bond market. Our opportunistic, value-based approach should benefit performance in a still uncertain economic and political environment.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Corporate Bonds	46.6%

Commercial Mortgage Backed Securities	16.9%

Residential Mortgage Backed Securities	14.5%

Asset Backed Securities	11.7%

Municipal Bonds	5.4%

U.S. Treasury Obligation	4.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned –1.81% for the six-month period ending June 30, 2020, compared to the –5.27% return for its benchmark, the CSFB High Yield Bond Index for the same time period.

COVID-19 put an official end to one of the longest economic expansions in U.S. history, plunging the economy into a severe recession by the end of the first quarter. Just as rapid as the spread of the virus was the global response to it, with governments and central banks around the world injecting massive stimulus into the system. Among the myriad of government responses, the announcement by the Federal Reserve (Fed) of its primary and secondary credit market facilities seemed to be the key to restoring liquidity, access and confidence in the financial markets. The gradual reopening of the economy on a state-by-state basis that started in mid-May, as well as positive vaccine news, also contributed to the rally in equity markets and credit spreads. Fund flows into credit accelerated as the market gained confidence that the Fed backstop was firmly in place and enabled corporate issuers to access the market. High-yield issuance was tentative as the second quarter began but resulted in setting a quarterly record. Performance in May and June was led by lower quality (CCCs) and cyclical sectors (transportation, energy). Despite the rebound in equity and credit markets, default rates and downgrades into high yield were material, reflecting the stress in the real economy.

During the period, the Fund outperformed its benchmark largely due to its up-in-quality orientation, as well as an underweight position in some of the hardest hit sectors of energy and gaming, lodging and leisure. The Fund added risk tactically during the second quarter. Due to the explicit Fed support for investment-grade credit through its primary and secondary credit facilities, the Fund added low BBB credit in the second quarter, and maintained its roughly 60% weighting in the BB category and better credit quality. The Fund’s energy exposure was increased to a market weight position, while down-in-quality credit was added in healthcare, packaging and select auto and aviation bonds.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

BB/B Rated	35.0%

BBB/BB Rated & Above	26.2%

BB Rated	19.4%

B Rated	7.7%

B/CCC Rated	5.4%

CCC and Below	2.4%

Not Rated	2.9%

Loan Agreements	1.0%

Equity Securities	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned –0.18% for the six-month period ending June 30, 2020, compared to the 1.88% return of its benchmark, the S&P 500 Index for the same time period.

The portfolio posted a slightly negative return but outperformed its all-equity S&P 500 Index benchmark for the six-month period ending June 30, 2020. The portfolio’s equity holdings delivered a slightly negative return during the period but outperformed the S&P Index. The portfolio’s fixed income securities posted a positive return but underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

U.S. stocks suffered their worst declines since the financial crisis in late 2008 as the accelerating coronavirus pandemic led to the shutdown of significant portions of the global economy. News of the rapid spread of the coronavirus led to the closure of schools, restaurants, and other public facilities, which created extraordinary market volatility on several occasions during the period. The declines brought a decisive end to the record-long bull market that began in 2009. However, stocks rebounded beginning in April. Progress in the battle against the coronavirus boosted markets, with infection rates, hospitalizations, and deaths beginning to decline in early April in New York and other hard-hit areas. The turnaround encouraged the nation’s governors to begin the gradual reopening of businesses and public facilities, while major firms resumed manufacturing operations in late April. The overall tone of economic data also improved through the end of the period.

We have a balanced view of the current market and have leaned into risk in a measured way. Our overall equity weight increased. We bought shares in the utilities and materials sectors and sold shares in the health care sector.

Our overall fixed income weight was largely unchanged. We decreased our allocation to corporate bonds and high yield debt, while our position in bank loans increased.

Within equities, the financials sector drove relative outperformance driven by strong security selection coupled with a favorable underweight position. Global insurance broker Marsh & McLennan outperformed on strong earnings, driven by a rising property and casualty pricing environment, and from less exposure to lower interest rates than many sector peers. The health care sector also contributed due to stock selection and an overweight position. Managed care provider Humana benefited from a better-than-expected medical loss ratio in its retail business and strong Medicare Advantage enrollment growth. A favorable underweight allocation in the energy sector further bolstered relative results.

Conversely, the information technology sector was the largest detractor from relative results driven by poor stock selection. Fiserv, along with other IT services industry peers, lagged other information technology industries, such as software and hardware, which investors believe will see less fallout from the pandemic-driven pullback in demand. An unexpected announcement that the company’s CEO will retire also raised some investor concern in early May. The industrials and business services sector also hampered relative results due to an overweight allocation coupled with security selection. Shares of industrial conglomerate GE underperformed as the global coronavirus pandemic weighed on the company’s underlying business units, including its aviation division.

The trajectory of the pandemic and its impact on economic activity remain uncertain over the near term, but we believe periods of volatility such as this highlight the value of our long-term orientation and emphasis on corporate fundamentals. While the market may appear expensive from a broad perspective, the recovery has been concentrated among traditional growth stocks, creating opportunities to identify secular winners at attractive valuations. We have a balanced view of the current market and have leaned into risk in a measured way. We remain focused on identifying high-quality businesses with strong fundamentals that we believe can deliver solid earnings and the potential for growth over the long term.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]
Consumer, Non-cyclical	24.6%
Technology	15.8%
Industrial	13.5%
Financial	12.6%
Utilities	12.6%
Communications	10.5%
Consumer, Cyclical	8.4%
Basic Materials	1.5%
Asset Backed Securities	0.4%
Energy	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 0.72% for the six-month period ending June 30, 2020, compared to its benchmarks, the S&P 500 Index’s return of –3.08% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.14% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in-line with its broad equity benchmark, the S&P 500 Index, for the six-month period. The Fund’s fixed income allocation underperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the same period with overweight positioning to credit spread sectors detracting from returns.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/20

Index 500	60.0%

Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 8.68% for the six-month period ending June 30, 2020, compared to the 9.81% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The portfolio delivered positive returns for the six months ended June 30, 2020, but underperformed the benchmark Russell 1000 Growth Index. Relative underperformance was driven by weak security selection. The leading detractors were health care, consumer discretionary, and information technology, while communication services and consumer staples contributed.

U.S. stocks suffered their worst declines since the financial crisis in late 2008 as the accelerating coronavirus pandemic led to the shutdown of significant portions of the global economy. News of the rapid spread of the coronavirus led to the closure of schools, restaurants, and other public facilities, which created extraordinary market volatility on several occasions during the period. The declines brought a decisive end to the record-long bull market that began in 2009. However, stocks rebounded beginning in April. Progress in the battle against the coronavirus boosted markets, with infection rates, hospitalizations, and deaths beginning to decline in early April in New York and other hard-hit areas. The turnaround encouraged the nation’s governors to begin the gradual reopening of businesses and public facilities, while major firms resumed manufacturing operations in late April. The overall tone of economic data also improved through the end of the period.

The health care sector was the largest detractor from relative returns, driven by stock choices such as HCA Healthcare and Stryker. Over the past six months, shares of HCA Healthcare came under significant pressure as the U.S. Surgeon General urged the deferment of elective procedures in order to free up capacity for COVID-19 admissions. The steep decline in these high-margin elective procedures weighed on profitability.

Unfavorable stock selection in the consumer discretionary sector also hindered relative results, although a beneficial overweight allocation pared losses. Shares of Wynn Resorts traded lower after a sharp drop in travel demand for Macau and Las Vegas and expectations of a slower recovery in travel and gaming than initially anticipated.

The information technology sector further detracted from relative performance owing to an unfavorable underweight allocation coupled with adverse stock choices.

On the contrary, the communication services sector was the leading contributor to relative results, due to strong security selection such as Snap Inc. and Netflix. Shares of Snap Inc. traded higher due to increased user engagement in response to social distancing measures, relatively low exposure to advertising cuts from small and medium-sized businesses, and increased spending on direct response advertising from verticals that benefited from stay-at-home guidelines.

An underweight exposure to the consumer staples sector also bolstered relative returns.

As economies gradually — and sometimes haltingly — reopen, we believe a sustained recovery will largely depend on controlling the virus in the second half of 2020 and beyond. The key question for markets may now be how long it will take for companies to regain enough earnings power to justify current valuation levels while compensating investors for the risk that an economic recovery might not progress as rapidly or evenly as expected. We are also mindful that the rally in risk assets has been driven by massive doses of fiscal and monetary stimulus, which has set the stage for a tug of war between ample liquidity and the collapse in earnings. Amid uncertainty, asset returns are likely to remain uneven across countries, sectors, industries, and companies, creating the potential to add value with our strategic investing approach but requiring careful analysis to identify opportunities and manage risk.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Technology	31.2%

Communications	31.1%

Consumer, Non-cyclical	17.4%

Financial	8.5%

Consumer, Cyclical	6.6%

Industrial	4.6%

Basic Materials	0.5%

Utilities	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned –1.00% for the six-month period ending June 30, 2020, compared to the 9.81% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid partial recovery in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of COVID-19. Despite policymakers’ best efforts, a global recession has undoubtedly begun.

Compounding market uncertainty earlier in the coronavirus pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. OPEC+ later agreed on output cuts, while shale oil producers in the U.S. also decreased production, which — along with the gradual reopening of some major economies and the resultant boost in demand — helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, ease volatility and stimulate a market rebound at the end of the period. Monetary easing measures were complemented by large fiscal stimulus plans in developed countries. Even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises — due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly-leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Stock selection in both the consumer discretionary and the information technology sectors detracted from performance relative to the Russell 1000 Growth Index during the reporting period. Within the consumer discretionary sector, not owning internet retailer Amazon.com and electric vehicle manufacturer Tesla, and an overweight position in hotel operator Marriott International and lifestyle apparel manufacturer V.F. Corporation, held back relative performance. Within the information technology sector, underweight positions in computer and personal electronics maker Apple and software giant Microsoft, and not owning computer graphics processors maker NVIDIA, dampened relative results.

Stocks in other sectors that further weighed on relative performance included overweight positions in financial services provider Charles Schwab, chemical company PPG Industries and medical technology company Becton Dickinson.

Security selection in the industrials sector contributed to relative performance. Within this sector, not owning aerospace company Boeing and an overweight position in consumer credit reporting agency Equifax supported relative results.

Elsewhere, not owning pharmaceutical company Merck, beverage maker Coca-Cola, online travel company Booking, real estate investment trust Simon Property Group, health insurance and Medicare/Medicaid provider UnitedHealth Group and food products distributor Sysco aided relative returns. Additionally, an overweight position in video game maker Electronic Arts and holdings of internet based, multiple services company Tencent (China) further supported relative performance.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Technology	28.7%

Consumer, Non-cyclical	25.4%

Communications	11.8%

Industrial	11.7%

Financial	11.1%

Consumer, Cyclical	9.5%

Basic Materials	1.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 31.87% for the six-month period ending June 30, 2020, compared to the 9.81% return for its benchmark, the Russell 1000 Growth Index for the same time period.

The first half of 2020 was a period of sharp reversals in the markets as investors grappled with the COVID-19 pandemic and its impacts. U.S. stocks fell precipitously in March 2020 as the virus spread worldwide and lockdowns to contain it shocked the economy. The federal government and Federal Reserve announced massive relief programs to support workers and businesses and to keep credit flowing smoothly. By May, flatter infection rates encouraged U.S. states to gradually reopen. Economic data for May and June, although still below pre-health crisis levels, rebounded by more than expected. This helped investors overlook a renewed acceleration in COVID-19 cases in the U.S. and flaring tensions between the U.S. and China, and stock prices moved sharply higher in the second quarter of 2020.

U.S. large-cap growth stocks performed well in the period. Within the Russell 1000 Growth Index, consumer discretionary, information technology and communication services were the top-performing sectors, while energy, industrials and consumer staples were the weakest performers.

Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The portfolio outperformed the Index in this period largely due to favorable stock selection. Sector allocation marginally detracted from relative performance.

Information technology drove the majority of the portfolio’s outperformance this period, primarily due to favorable stock selection; a sector overweight position slightly detracted. Shopify, which operates a cloud-based software and services platform that enables merchants to build an e-commerce presence, was the top contributor in the sector and across the portfolio. Shopify shares advanced on solid fundamentals including accelerating revenue growth and higher profit margins. The company has seen strong demand for its services, as a growing number of merchants of all sizes seek to build or expand their e-commerce capabilities at a time when the global health pandemic has resulted in a sharp reduction in consumer traffic to physical stores. Strong stock selection in health care, industrials, materials, communication services, consumer discretionary and financials also contributed, as did an underweight in consumer staples, energy and health care, and a lack of exposure to real estate. Veeva Systems, which provides cloud-based software solutions to the life sciences industry, was the top contributor in across these areas and the second greatest across the portfolio. Fundamentals remain strong at Veeva, as the company reported revenue and profitability that beat consensus estimates, demonstrating the resilience of the company’s business model. To address evolving industry needs during the pandemic and continue fostering strong partnerships with its customers, Veeva also launched new relevant products that help support the shift to more digital workflows in areas like physician engagement and clinical trials. The strong performance of these and other holdings offset weakness from media and entertainment provider Walt Disney, which was the largest detractor in the whole portfolio. Its shares declined as the company closed its theme parks and halted content production in response to the COVID-19 pandemic.

Due to the portfolio’s strong performance over the period, no sectors detracted overall. Relative sector weights in information technology, industrials, communication services and materials detracted, but the outperformance of stock selection in these sectors more than compensated. The positive contribution of an underweight in consumer staples outweighed the relative weakness of stock selection there.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Communications	37.9%

Technology	29.9%

Consumer, Non-cyclical	18.2%

Industrial	4.7%

Basic Materials	4.5%

Consumer, Cyclical	3.7%

Financial	0.8%

Energy	0.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned –16.39% for the six-month period ending June 30, 2020, compared to the –16.26% return for its benchmark, the Russell 1000 Value Index for the same time period.

U.S. equities recorded negative returns for the six-month period ended June 30, 2020. Despite increased volatility, all markets rallied during the second quarter, rising off lows reached in March as the COVID-19 pandemic caused global equity markets to decline from all-time highs in mid-February. Continued support from central banks, early stage reopening of global economies and the prospect of a potential vaccine helped lift investor sentiment, despite a sharp contraction of economic growth, a resurgence of U.S.-China tensions and rising rates of COVID-19 cases in parts of the U.S. and large emerging markets. Growth stocks outperformed their value-style peers in all categories and time periods. Small-cap stocks continued to rally, outperforming large-caps briefly; year-to-date, although both categories have declined, large-cap has performed significantly better.

For the six-month period, the portfolio fell in absolute terms and underperformed its benchmark, the Russell 1000 Value Index. Stock selection within industrials and financials detracted, as did an underweight to consumer staples. Stock selection within consumer discretionary contributed, as did selection within, and an overweight to, the technology sector.

Wells Fargo detracted as the U.S. Federal Reserve (Fed) committed to keeping interest rates low through 2022, introducing further uncertainty for the bank’s already precarious growth prospects. Later in the period, Wells Fargo failed the Fed’s bank stress tests and, as a result, will have to cut its dividend. Raytheon Technologies underperformed on a relative basis driven by concerns about increased commercial aerospace exposure related to its merger with United Technologies and, to a lesser extent, concerns about the U.S. defense budget. Phillips 66 detracted given the sharp decline in oil as prices and demand fell and as weakness was further exacerbated by a Saudi-Russia oil price war.

During the early stages of the pandemic, the market rewarded large-cap pharmaceutical companies, such as top contributor Roche, as the coronavirus crisis persists. Roche has developed and produced a COVID-19 test kit for widespread use and is currently testing its arthritis treatment, Actemra, as a possible treatment for

COVID-19-related pneumonia. Consumer-staples company Walmart also contributed as consumers panic-purchased goods to prepare for a period of extended quarantine. Quest Diagnostics contributed as the company has continued to benefit from increased COVID-19 testing, and a resumption of routine testing, as lockdown restrictions are eased and demand for doctor visits recovers.

Given the rapidity of the recovery, its merit remains hotly debated: bulls argue the market is anticipating a V-shaped recovery as the economy reopens from the COVID-19-induced lockdown, while the bears complain that the recovery has dangerously decoupled from the economy’s realistic prospects and has overstated corporate health. The supply and demand shocks resulting from the initial lockdown have slowly abated, but the massive fiscal and monetary responses to cushion its economic blow are also complicating any accurate measurement of the economy’s trajectory. Given the bewildering state of current conditions, we sensibly focus on the long-term prospects of our companies while also remaining mindful of valuations as they recover.

We seek to own attractively valued companies that are good businesses exhibiting signs of improving success. Our portfolio’s holdings have attractive fundamentals that are consistent with our philosophy — high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Consumer, Non-cyclical	23.7%

Financial	23.0%

Industrial	15.8%

Communications	13.8%

Consumer, Cyclical	10.9%

Technology	7.6%

Energy	4.5%

Basic Materials	0.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned –15.99% for the six-month period ending June 30, 2020, compared to the –16.26% return for its benchmark, the Russell 1000 Value Index for the same time period.

The first six months of 2020 were marked by two distinct quarterly performance experiences.

During the first quarter, the global coronavirus pandemic spread across the globe and brought most of the world’s economies to their knees. As it became apparent that “social distancing” was one of the best ways to combat the virus, nations around the world ordered citizens to stay at home. Economic activity declined dramatically and weekly U.S. unemployment claims reached a record level of 6.6 million in the final full week of March.

Around the world, the U.S. Federal Reserve (the Fed) and other central banks rolled out stimulus programs to shore up their economies. In March, the Fed enacted two emergency cuts in its benchmark federal funds rate, ending the period at 0.00%-0.25%. To further support the global economy, the Fed also began allowing overseas central banks to use their U.S. Treasury holdings as collateral for short-term dollar borrowing.

During the second quarter, nations across the globe began to slowly reopen. Hoping the worst was behind them, investors responded as businesses began to reopen and employees began to return to work. For the three months ended June 30, nearly all major global stock indexes reported double-digit gains, and U.S. stocks reported their best quarterly returns since 1998.

Away from Wall Street, however, Main Street struggled with two conflicting goals: putting paychecks in employees’ pockets and protecting citizens from coronavirus infection. By the last two weeks of June, it was apparent in much of the U.S. that the struggle was not going well. Some of the earliest states to reopen their economies, including Florida, Texas and Arizona, reported increases in coronavirus infections. Even California, an early leader in virus mitigation, saw cases spike as businesses opened up.

For the full six-month period, the S&P 500 declined 3.08%, while experiencing significant volatility. Elsewhere, the MSCI EAFE Index and the MSCI EM indices declined 11.34% and 9.78%, respectively.

The Fund’s modest outperformance versus the Index was driven by favorable sector allocation results, while stock selection results were slightly negative. All 11 broad economic sectors posted negative returns during the period, with the worst performance coming from the energy, financials, and real estate sectors.

The Fund generated positive stock selection results in financials and consumer discretionary. An underweight exposure within financials also contributed. Within financials, the Fund’s position in Progressive and avoidance of challenged Wells Fargo contributed to relative performance. Within consumer discretionary, positions in Lowe’s and Tractor Supply helped as both stocks delivered double-digit gains during the period. Elsewhere the Fund’s positions in biopharmaceutical company Gilead Sciences and metals and mining firm Rio Tinto contributed to relative performance.

Unfavorable stock selection results within industrials, health care, and information technology detracted from relative performance. Within industrials, positions in Boeing and Hexcel hurt relative performance. In the information technology sector, an underexposure to strong-performing Intel detracted. Elsewhere, positions in Walmart, financials company American International Group, and oilfield services company Schlumberger weighed on relative results.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Financial	25.9%

Consumer, Non-cyclical	21.7%

Industrial	11.6%

Communications	11.2%

Consumer, Cyclical	7.9%

Utilities	7.2%

Technology	6.0%

Energy	5.8%

Basic Materials	2.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned –3.08% for the six-month period ending June 30, 2020, compared to the –3.08% return for its benchmark, the S&P 500 Index for the same time period.

The investment objective of the Penn Series Index 500 Fund, is to seek a total return which correspond to that of the S&P 500 Index.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Early in 2020, equity markets were able to build on their late-2019 momentum in the first half of January. Rising geopolitical conflict between the U.S. and Iran temporarily caused U.S. stocks to falter, but some relatively upbeat information on fourth quarter earnings alongside improved macro data helped lift U.S. large cap equities to new highs in the middle of the month. However, that optimism was derailed in the latter part of January amidst increased risk-aversion over concerns surrounding the spreading coronavirus. In the U.S., equity markets rebounded at the beginning of February following weak performance at the end of January. While continued positive economic news and earnings information continued into the month, ultimately COVID-19 concerns would go on to dictate the direction of the U.S. stock market.

At the beginning of March, the markets in the U.S. responded positively to supportive monetary policy in reaction to the economic concerns caused by the expanding virus. By the first weekend in March, news of a disagreement between OPEC and Russia on oil production broke, after which WTI dropped by close to 25% on Monday, March 9. This, combined with escalating concerns over the spread of the virus, the beginning of social distancing and worries over the economic fallout, sent markets careening. By March 11, the WHO declared the COVID-19 outbreak a global pandemic and the major U.S. large cap stock indexes had fallen drastically, technically entering a bear market.

The global economy suffered from an unprecedented shock in March and April driven by government-imposed lockdowns to contain the spread of the COVID-19 pandemic. Policy makers responded with massive, broad-

based fiscal and monetary stimulus to support affected workers and businesses in record time. Economic data in May indicated that the stimulus support and re-opening plans were working, and the economic recovery had begun.

Despite geopolitical concerns that still loomed, U.S. stock markets continued to rebound in May due to the hope that the virus was being contained and as some states began to reopen. There was also hopes and positivity due to increased confidence in treating the virus coupled with more work towards creating a vaccine.

The month of June saw a rally as the economy began to stabilize and the idea that there would be further government stimulus. However, U.S. markets pulled back a bit as COVID-19 cases began to spike again around the country, causing some states to pause on some of their reopening plans.

The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted 1 basis point from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Apple Inc., Microsoft Corporation and Facebook, Inc. Class A. The top negative contributors to the Fund’s performance during the reporting period were Pfizer Inc., Occidental Petroleum Corporation and PG&E Corporation.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Technology	22.9%

Consumer, Non-cyclical	22.5%

Communications	16.6%

Financial	14.5%

Industrial	7.8%

Consumer, Cyclical	7.8%

Utilities	3.0%

Energy	2.8%

Basic Materials	2.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 12.09% for the six-month period ending June 30, 2020, compared to the 4.16% return for its benchmark, the Russell Midcap Growth Index for the same time period.

After having a drawdown of –35.8% from the high in February to the low in March, the Index had a recovery of 51.1% from the March low through the end of June. Within the Index, the health care, information technology and consumer staples sectors all performed well, primarily benefitting from stay-at-home orders related to the COVID-19 pandemic. The energy, materials, industrials, financials, communication services and consumer discretionary sectors were underperformers during the period.

Within the Fund, relative outperformance at the sector level came from information technology, industrials, consumer discretionary, health care, communication services and financials. Our lack of exposure to the real estate sector was additive to performance relative to the benchmark year to date. The Fund currently has no exposure to utilities. Relative underperformance came from the materials, consumer staples and energy sectors. Equity options and cash were slight detractors to Fund performance during the period.

During the period, the top five contributors to relative performance were DocuSign Inc., Dexcom Inc., Twilio Inc., MercadoLibre Inc. and Teledoc Health Inc. The top five detractors to relative performance were Nordstrom Inc., Noble Energy Inc., Middleby Corp., Axalta Coating Systems Ltd. and BorgWarner Inc.

We believe the U.S. economy is still on tenuous footing and the stock market is likely ahead of itself in assessing a return to economic growth and prospects for corporate profits. The week-over-week change in the CBOE VIX Index (a measurement of the market’s expectation of 30-day forward-looking volatility) maxed out at more than 120% at the end of first quarter, and while volatility has decreased consistently throughout second quarter, it is coming off the highest level we have seen in the past 20 years.

Individual companies appear uncertain as to how to guide for earnings and many have ceased guidance for the remainder of the year. Add to that the effects of reopening states’ economies and the resulting spikes in COVID-19 cases, we think this creates a mixture of tremendous uncertainty in the markets. What is certain is that recent fiscal and monetary stimulus has been unprecedented, and it seems like that is all the market has needed to process at this point as it looks forward. We still think company and consumer behavior will return to normal over the long term, but the duration of the economic uncertainty and thus, earnings power of companies to meet growth expectations in the shorter term are still cause for caution, especially at the elevated valuations we are seeing in the market. We believe there is little doubt that businesses benefitting from shelter-in-place orders have weathered the volatility better than others. This includes technology companies assisting with working from home orders, and health care companies offering remote capabilities. We continue to see structural challenges for recreation and entertainment companies, restaurants and travel-related businesses where the uncertainty of recovery is most critical.

The Fund’s approach of seeking profitable companies with sound capital structures has served us well through the volatile first half of 2020. We will continue to manage the Fund with our eyes focused on the long term, while being mindfully aware of the short-term risks presented by the pandemic recovery.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Consumer, Non-cyclical	29.8%

Technology	26.7%

Consumer, Cyclical	16.4%

Industrial	15.4%

Communications	6.3%

Financial	3.1%

Basic Materials	1.5%

Energy	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned –27.56% for the six-month period ending June 30, 2020, compared to the –18.09% return for its benchmark, the Russell Midcap Value Index for the same time period.

Small and mid-cap stocks staged a big bounce off their bear market bottoms, but have significantly lagged larger capitalization and growth stocks. During April, the Fund outperformed the Russell Mid Cap Value Index, which was up 13% for the month. Despite outperforming in April, the Fund lagged the index for the first four months of 2020.

The shelter in place rules were successful, at least temporarily, in reducing the spread of COVID-19. However, economic activity was severely impacted, with GDP and employment falling at a record pace, quickly inducing a severe global recession. Stock prices reacted adversely to the downside. In unprecedented fashion, monetary authorities and governments around the world were quick to flood the markets with record amounts of liquidity. This policy response, coupled with extraordinary medical efforts leading to positive advances in treating COVID-19 and developing a vaccine against it, led investors to quickly bid up stocks ending the bear market.

The commentary provided above was from the former sub-adviser of the Fund, Neuberger Berman Investment Advisers LLC, who was the manager of the Fund until April 30, 2020.

The equity market experienced heightened volatility in the first half of 2020, as the COVID-19 coronavirus outbreak that began in China spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions. Stocks recovered ground in the second quarter, as declining COVID-19 infection rates led many states to reopen their economies in May and June. As a result, investors looked past weak economic data to focus on prospects for recovery later this year. The Federal Reserve provided support for the economy with near-zero interest rates and expanded asset buying. Despite the second quarter rebound, the market still had negative returns year-to-date.

The Fund underperformed its benchmark from May 1, 2020 (inception) through June 30, 2020. Stock selection in real estate, industrials, information technology and consumer discretionary detracted from relative returns, while our stock selection in financials and underweight allocations to health care, utilities and energy contributed.

The Fund’s stock selection in real estate was the greatest detractor from relative performance. While real estate investment trusts (REITs) recovered somewhat from the underperformance experienced during the first six weeks of the COVID-19 sell-off, the sector underperformed wider equities in the second quarter as the narrative that tenants are withholding rent payments continued to weigh on sentiment. Equity Commonwealth, a real estate investment trust specializing in commercial office properties and deriving the majority of its income in the form of rental revenue from tenants occupying its offices, was among the Fund’s biggest individual detractors on a relative basis.

In industrials, our more-defensively oriented holdings lagged the benchmark as housing-related and building materials stocks led performance. While we spent time researching holdings in this area, we were wary of rising underemployment and the potential long-term impact of the pandemic in an already-cyclical industry. BWX Technologies, a leading supplier of precision manufactured components and services for the commercial nuclear power industry, was the Fund’s top individual detractor from relative returns.

The Fund’s stock selection in financials, particularly in banks, was the most beneficial to relative performance. Citizens Financial Group, a provider of commercial and consumer banking services, was the top individual contributor. Discover Financial Services, a digital banking and payment services company and one of the largest card issuers in the U.S., also was among the biggest outperformers as investors became more confident that the credit-loss fears triggered by the lockdown likely were overblown.

Despite the recent price moves in many fundamentally challenged sectors and stocks giving the “all clear” signal, we remain cautious given the sizable competitive headwinds they face. In addition, in a post-pandemic economy, many of these companies will need to alter their business models. The Fund ended the period overweight banks given their attractive valuations and ample capital levels, but we understand the credit risk headwinds of varying degrees in the near term. Another overweight sector is technology, which possesses many quality attributes we favor — strong balance sheets, healthy free cash flows and earnings stability in a chaotic economic environment. We continue to focus on owning high-quality companies with durable competitive advantages and balance sheets to weather economic shocks, with strict attention to reward-to-risk in the individual stock price.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Undoubtedly, there will be continued volatility ahead — in both directions — but we welcome those opportunities to find new names with attractive reward-to-risk profiles for inclusion in the Fund.

The commentary provided above is from the current sub-adviser of the Fund, Janus Capital Management, LLC, who assumed day-to-day management of the Fund on May 1, 2020.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Financial	35.7%

Industrial	15.8%

Technology	10.3%

Utilities	9.9%

Consumer, Non-cyclical	8.7%

Basic Materials	7.4%

Consumer, Cyclical	6.4%

Communications	4.7%

Energy	1.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned –16.33% for the six-month period ending June 30, 2020, compared to the –18.09% return for its benchmark, the Russell Midcap Value Index for the same time period.

Broad U.S. equity markets rose to a record high in February, lifted by positive economic and earnings news. But in late February and March, stocks plunged dramatically on pandemic fears and heightened global economic uncertainty. Stocks rapidly entered bear market territory as coronavirus containment efforts disrupted economic activity and fueled massive unemployment. Stocks generally rebounded in the second quarter, after the Federal Reserve intervened with aggressive stimulus measures and Congress passed a $2 trillion economic relief package. Slowing COVID-19 infection rates also allowed most states to begin reopening their economies mid-quarter, raising hopes for a recovery. Nonetheless, the broader market ended the six-month period with negative returns. Several electrical equipment and air freight and logistics holdings lifted relative performance in the industrials sector, as stocks recovered ground in the second quarter. The portfolio continued its notable underweight to the real estate sector, which positively impacted performance. The portfolio’s lack of exposure to the cyclical metals and mining and chemicals industries detracted from returns.

Quest Diagnostics, a clinical laboratory company, benefited from the surge in COVID-19 testing. We think the revenue opportunity from testing provides a nice tailwind for 2020 and 2021. Additionally, reimbursement from Medicare, which also set the basis for commercial rates, was favorable. Hologic, a medical device company, outperformed due to significant sales for its new COVID-19 test. The economics of the test are extremely favorable as Hologic is able to capture three times the revenue of its core diagnostics tests with better gross margins. The recent increase in COVID-19 cases should elongate this revenue stream. We trimmed our position in the second quarter following the stock’s outperformance. Koninklijke Ahold Delhaize, a Netherlands-based supermarket conglomerate, outperformed as investors favored essential retail businesses that would be unaffected by, and perhaps even benefit from, the COVID-19 pandemic. Despite the stock’s outperformance, we believe its relative risk/reward profile remains attractive.

Lower interest rates and increased credit risk from worsening economic conditions drove regional bank Comerica’s stock to underperform. Also, an increase in Comerica’s technology investment led to 2020 expense guidance that was worse than expectations. Lack of exposure to gold producer Newmont weighed on relative performance. The stock rose strongly during the period along with gold prices. The cruise industry has been one of the hardest hit due to COVID-19. The illness was found on a number of cruise ships, and Carnival and other cruise lines canceled voyages and suspended cruise operations. We sold the position in the first quarter given the risks of an extended shutdown.

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged. Our portfolio finished the period with an overweight in health care. The health care providers and services industry and the health care equipment and supplies industry make up the vast majority of our health care weight.

We have been provided with a wider opportunity set within the industrials sector due to the recent market volatility. We are focused on higher-quality companies and remain cautious of companies with end markets that we think are unfavorable, such as energy and construction. In the second quarter, we added to our position in Republic Services, a recycling and waste disposal company, after it underperformed on a relative basis. The company has continued to perform well through the COVID-19 pandemic, demonstrated by better-than-expected earnings and revenues for its recent quarter. We believe the company should continue to benefit from its flexible cost structure and demand durability.

In the second quarter, we sold several regional bank holdings, including Comerica, First Hawaiian, Prosperity Bancshares and UMB Financial, due to the lower-for-longer interest rate environment and increased credit risk. These headwinds also led us to trim our position in Truist Financial. The higher-quality banks that remain in the portfolio offer compelling valuations and conservative balance sheets.

We hold a limited number of real estate stocks due to valuations that we believe are extended. Dividend cuts by REITs pose an additional risk.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

We will continue to focus on earnings and quality. We believe the COVID-19 pandemic will continue to pressure earnings and dividends for many companies. The reacceleration in COVID-19 cases in the latter part of the second quarter could lead to a second wave of layoffs and put further pressure on the economy. Other headwinds include escalating trade tensions with China and social unrest in the U.S. As active managers, we will continue to conduct fundamental, bottom-up research in an effort to identify high-quality companies that we think can successfully navigate these transitory headwinds.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Consumer, Non-cyclical	22.2%

Industrial	21.9%

Financial	20.6%

Consumer, Cyclical	11.8%

Utilities	10.1%

Technology	6.3%

Communications	3.4%

Energy	2.5%

Basic Materials	1.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 11.54% for the six-month period ending June 30, 2020, compared to the 2.02% return for its benchmark, the Russell 2500 Growth Index for the same time period.

Stock selection in the information technology and health care sectors contributed to relative returns, while an overweight to materials detracted from performance. There were no other detracting sectors.

In the first quarter, online security and productivity services provider Cloudflare, Inc. was a top contributor to relative returns during the quarter. Cloudflare introduced a new work-from-home service in January, named Cloudflare for Teams, which proved to be well-timed as the coronavirus pandemic has intensified. Furthermore, Cloudflare’s online security services are in high demand given increased bandwidth usage around the world. In addition to these shorter term catalysts, we continue to like the company’s long-term business prospects. Biopharmaceutical company Amarin Corp. was a top detractor from relative returns during the quarter. Shares declined significantly after a district court judge invalidated the patents behind Amarin’s only drug, Vascepa. This was a surprising result that now allows generic drugs to enter in the U.S. The company still has a surplus of cash and could rebound if the patent is reacquired. Management continues to feel strongly about its ability to win the Vascepa patent litigation upon an appeal, and we will monitor developments closely.

Datadog, Inc., a monitoring service for cloud-scale applications, was a top contributor to relative returns during the second quarter. Shares rose as the company reported strong first quarter earnings, which beat on both top and bottom lines. Datadog benefitted from increased demand of cloud software and services due to the continued impact of coronavirus on the prevalence of remote work. While we still believe the company will continue to benefit from digital transformation initiatives that will accelerate across all sectors, its market capitalization grew too large for the investable universe of this strategy. Thus, we decided to exit the position and allocate capital to other attractive risk/reward opportunities. Aerojet Rocketdyne Holdings, Inc., an aerospace and defense company, was a top detractor from relative returns during the period. The stock underperformed following the first quarter earnings release in April that featured a moderate decline in earnings-per-share. Our thesis remains that Aerojet

Rocketdyne will benefit from an improvement in revenue as free cash flows and order backlog remain solid.

U.S. equities entered into a bull market in 2Q20, recovering many of the losses in 1Q20. Stocks increased as the market shrugged off increased coronavirus fears, while economic reopening plans pushed forward. There are still rising concerns as virus related infections and hospitalizations have recently surged in regional pockets of the country. This will continue to impact discretionary sectors that have already been unfairly punished by the economic shutdown in 1Q20. Although infections have increased, mortality rates have been subdued giving us conviction that additional lockdown measures will be short lived. Given the mix in sentiment, the Federal Reserve and federal government have not planned another stimulus package, which some fear could cause an inflationary economic environment. Although volatility levels have been on the decline, the unclear recovery timeline proves market-timing to be a futile exercise. We believe this market dynamic favors a rigorous, bottom-up, fundamental approach to security selection, which we think mirrors our investment style. We continue to emphasize businesses with healthy balance sheets, stable free cash flow generation, and differentiated business models aligned to secular advantages.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Consumer, Non-cyclical	37.0%

Technology	18.8%

Industrial	18.5%

Consumer, Cyclical	12.6%

Communications	5.1%

Basic Materials	3.1%

Financial	4.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned –24.71% for the six-month period ending June 30, 2020, compared to the –21.18% return for its benchmark, the Russell 2500 Value Index for the same time period.

U.S. equities recorded negative returns for the six-month period ending June 30, 2020. Amid increased volatility, all markets rallied during the second quarter, rising off lows reached in March as the COVID-19 pandemic caused global equity markets to decline from all-time highs in mid-February. Continued support from central banks, early stage reopening of global economies and the prospect of a potential vaccine helped lift investor sentiment, despite a sharp contraction of economic growth, a resurgence of U.S.-China tensions and rising rates of COVID-19 cases in parts of the U.S. and large emerging markets. Growth stocks outperformed their value-style peers in all categories. Small-cap stocks continued to rally, outperforming large-caps at the end of the period; year to date, large-caps have performed significantly better.

For the six-month period ending June 30, 2020, the portfolio declined in absolute terms and underperformed its benchmark, the Russell 2500 Value Index. Stock selection in financials detracted, while selection in real estate contributed. An overweight to technology contributed, while an underweight to healthcare detracted.

US Foods detracted as it missed 1Q20 expectations driven by pressure from its key restaurant customers who remain closed or restricted under state and local mandates. Oil States International detracted on disappointing results driven by weakness in its completion services business. Reinsurance Group of America detracted after the life reinsurer raised equity capital that was dilutive to its book value. Management indicated that the capital would be an additional buffer against higher mortality claims and credit losses that could potentially come from the current volatile climate.

Papa John’s International contributed despite reporting weaker than expected 1Q20 earnings. Pizza has held up well as a category and Papa John’s traditionally heavy reliance on carry-out and delivery to drive sales allowed it to see dramatically better revenue than other restaurants. Also, increased sales allowed Papa John’s to show its improved delivery model to a greater number of customers, accelerating the company’s transformation. Nuance Communications contributed after the voice and language software company reported fiscal 1Q20 earnings and revenues that were ahead of consensus. The beat was driven by strong results from its enterprise business. Molina Healthcare contributed after reporting solid 1Q20 earnings as investors anticipate it will benefit from lower medical expenses due to fewer discretionary medical procedures.

Uncertainty continues to be the dominant theme in U.S. markets. While powerful fiscal and monetary stimulus has offset some of the impacts of the pandemic, a resurgence in cases and a pause in state reopening efforts has raised new doubts among investors. The ongoing recession and upcoming U.S. elections seem likely to sustain this uncertainty. Value stocks have continued to see headwinds, extending their underperformance relative to growth. With valuation spreads at historic levels, investors are with a pressing question. Is there value in value stocks? We believe the answer is yes, but with a few caveats. Value stocks have proved to be cyclically vulnerable as investors fear negative earnings revisions as the crisis unfolds. We think the best approach is to focus on stocks that combine attractive valuations with exceptional business models, strong balance sheets and solid management teams. We believe these companies are well positioned to navigate the crisis and benefit when uncertainty begins to abate and investors recognize their attractive valuations.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Financial	31.3%

Industrial	19.1%

Consumer, Cyclical	18.4%

Consumer, Non-cyclical	11.9%

Technology	8.7%

Utilities	4.0%

Energy	3.4%

Basic Materials	2.4%

Communications	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned –4.68% for the six-month period ending June 30, 2020, compared to the –3.06% return for its benchmark, the Russell 2000 Growth Index for the same time period.

The equity market experienced heightened volatility in the first half of 2020, as the COVID-19 coronavirus outbreak that began in China spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first-quarter equity sell-off of historic proportions. Stocks recovered ground in the second quarter, as declining COVID-19 infection rates led many states to reopen their economies in May and June. As a result, investors looked past weak economic data to focus on prospects for recovery later this year. The Federal Reserve provided support for the economy with near-zero interest rates and expanded asset buying. Despite the second quarter rebound, the market still had negative returns year-to-date.

Our Portfolio underperformed its benchmark for the six-month period. Stock selection in information technology was a significant detractor from relative performance. Stock selection and an underweight in the consumer discretionary sector contributed positively to relative performance.

The first half of 2020 saw outperformance by a narrow group of high-growth, high-valuation stocks that led the market in recent quarters, both in the first quarter bear market and the second quarter recovery. Many of these companies have been perceived beneficiaries of the COVID-19 crisis due to their virtual business models. Even so, this extended outperformance is unusual, and it has left many of these companies with lofty valuations that in our view are not justified by long-term earnings potential. We are not willing to pay any price for growth, even when we like underlying business models, and we see heightened risk attached to these soaring valuations. While our resulting underweight in this narrow group of stocks hurt our relative performance for the period, we remain committed to our disciplined approach designed to provide long-term risk-adjusted returns.

Among individual holdings, payments technology company Euronet Worldwide was a notable detractor. Euronet owns the largest ATM network in Europe, a business that typically provides consistent revenue streams. Pandemic-related stay-at-home guidelines kept Europeans inside, however, and ATM usage plummeted late in the first quarter, while travel restrictions pressured the company’s cross-border financial remittance business. We held onto a reduced position in the stock despite near-term uncertainty, as we believe the company remains well positioned for an economic recovery once this health crisis is behind us. The pandemic also hurt near-term business prospects for Cedar Fair, another detractor. Cedar Fair owns amusement parks, and its near-term revenue outlook was clouded as the pandemic delayed summer park openings.

Several holdings were strong positive contributors, as their business models demonstrated resilience despite COVID-19 uncertainties. These included Catalent, which provides drug delivery technologies to a diverse range of biotechnology and pharmaceutical products. This stable business model provides recurring revenues, and the company’s acquisition of Paragon last year has given it a foothold in the growing gene therapy area. The Trade Desk, another contributor, has developed a cloud-based software platform that allows companies to rapidly adapt their ad buying to changing market conditions. For example, it allowed companies to shift messaging from billboards to streaming video platforms during the recent quarantine period. The stock rose strongly, supported by the company’s resilient business model.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Consumer, Non-cyclical	34.8%

Technology	23.7%

Industrial	18.4%

Communications	7.8%

Consumer, Cyclical	6.7%

Financial	5.4%

Basic Materials	2.6%

Utilities	0.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned –24.31% for the six-month period ending June 30, 2020, compared to the –23.50% return for its benchmark, the Russell 2000 Value Index for the same time period.

In the portfolio for the six-month period, stock selection in financials and information technology contributed to performance, whereas our investments in health care and utilities detracted from results.

Cyrus One, Inc., a U.S. data center real estate investment trust (REIT), was a top contributor to returns. Most of the stock’s outperformance was due to a positive market backdrop for data centers. In the short term, many companies increased their bandwidth and capacity for higher traffic volumes to enable workers to work remotely during the economic shutdown. In the longer-term, we believe that companies will continue to increase their investment in digital infrastructure, which should be, in our view, a tailwind to data centers relative to other real estate subsectors that are experiencing demand destruction. We continue to believe that CyrusOne has a lot of value in the platform, and the stock trades at a discount relative to peers. Kinsale Capital Group, Inc., a specialty insurance group focused on excess and surplus lines, was also a top contributor for the period. The company continued to execute well with top-line growth. In our view, the company has a low-cost, technology-enhanced underwriting model.

We sold out of our positions in Redwood Trust Inc. and MFA Financial Inc., both mortgage real estate investment trusts and the top two detractors during the six month period. Prior to the outbreak of the pandemic, we were overweight residential mortgage credit within the mortgage REIT universe given the health of the consumer and home prices. Over a few trading days in late March, investors fled to safety and sold out of companies holding non-government-backed securities. The significant drop in value of these securities, especially the speed of the dislocation, threatened mortgage REITs and their ability to meet margin calls. As a result, we sold out of these positions, due to a belief that the margin calls had created a situation where value was permanently impaired.

U.S. equities entered into a bull market in 2Q20, recovering many of the losses in 1Q20. Stocks increased as the market shrugged off increased coronavirus fears, while economic reopening plans pushed forward. There are still rising concerns as virus related infections and hospitalizations have recently surged in regional pockets of the country. This will continue to impact discretionary sectors that have already been unfairly punished by the economic shutdown in 1Q20. Although infections have increased, mortality rates have been subdued giving us conviction that additional lockdown measures will be short lived. Given the mix in sentiment, the Federal Reserve and federal government have not planned another stimulus package, which some fear could cause an inflationary economic environment. Although volatility levels have been on the decline, the unclear recovery timeline proves market-timing to be a futile exercise.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the portfolio.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Financial	38.5%

Industrial	18.7%

Consumer, Cyclical	12.5%

Consumer, Non-cyclical	11.9%

Utilities	5.2%

Technology	4.5%

Basic Materials	3.7%

Energy	3.2%

Communications	1.4%

Diversified	0.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned –13.16% for the six-month period ending June 30, 2020, compared to the –12.98% return for its benchmark, the Russell 2000 Index for the same time period.

The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of the Russell 2000 Index.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

Fund performance for the reporting period was driven by reaction to the COVID-19 pandemic. The beginning of the year had positive performance as the U.S. and China signed phase one of their trade deal and earnings seasons kicked off. Performance turned negative in February despite better-than-expected macro data as concerns over the coronavirus increased and the ensuing impact on global growth as industries such as hotels, casinos, airlines and retailers were adversely affected by travel bans, quarantines and closures. Positive factors such as strong earnings, the end to the Presidential impeachment trial and accommodative signals from the Federal Reserve were offset by continued worries over coronavirus as new cases increased, economic forecasts were downgraded, companies lowered earnings expectations and city-wide and regional quarantines were put in place. The Fund’s performance in the second half of the reporting period was positive over optimism about the efforts to curtail the spread of the coronavirus. In particular, some states began reopening their economies and there was progress towards a potential vaccine and treatments. Positive performance was tempered later in the second half of the reporting period due to increasing tensions with China and increasing COVID-19 cases led some states to pause their reopening efforts.

The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of future detracted 1 basis point from Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Quidel Corporation, Immunomedics, Inc. and Teladoc Health, Inc. The top negative contributors to the Fund’s performance during the reporting period were Invesco Mortgage Capital, Blackstone Mortgage Trust and Brink’s Company.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Consumer, Non-cyclical	26.1%

Financial	22.9%

Industrial	14.0%

Consumer, Cyclical	13.1%

Technology	10.1%

Communications	4.5%

Utilities	3.4%

Basic Materials	3.3%

Energy	2.6%

Government	—%[2]

Diversified	—%[2]

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned –10.82% for the six-month period ending June 30, 2020, compared to the –11.34% return for its benchmark, the MSCI EAFE Index for the same time period.

The investment objective of the Developed International Index Fund, is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries. The Fund’s benchmark index is the MSCI EAFE Index.

The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance was driven primarily by uncertainty surrounding COVID-19, including government mandated lockdowns and unprecedented fiscal and monetary stimulus. The year started strong, with positive performance in January. However, news of the novel coronavirus stemming from China began weighing on global returns in February, as the virus began to spread throughout Europe. Uncertainty around the economic impact of the virus and each country’s prevention methods drove a risk-off sentiment that led to a decline in equity values through March. A breakdown in OPEC negotiations between Russia and Saudi Arabia in March also hurt global markets, as oil prices plummeted to their lowest levels since 1999. The second quarter saw the start of a rebound for both oil prices and global equities, with increased coordination among OPEC+ countries, support from global central banks, and fiscal stimulus measures to boost the economy. Weak economic indicators, such as job losses and declining retail sales, were reported April, followed by encouraging data in May, signaling lockdowns and stimulus packages were succeeding.

The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of future contributed 3 basis points to Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Nestle S.A, Roche Holding AG and ASML Holding NV. The top negative contributors to the

Fund’s performance during the reporting period were Royal Dutch Shell, HSBC Holdings and Airbus.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Japan	25.3%

United Kingdom	12.3%

Switzerland	10.6%

France	10.2%

Germany	9.0%

Australia	6.9%

Netherlands	5.8%

Hong Kong	3.3%

Sweden	3.0%

Spain	2.5%

Denmark	2.4%

Italy	2.1%

Singapore	1.2%

Finland	1.2%

Ireland	1.0%

Belgium	1.0%

Israel	0.6%

Norway	0.5%

New Zealand	0.3%

Luxembourg	0.2%

Austria	0.2%

Portugal	0.2%

China	0.2%

Isle of Man	—%[2]

Bermuda	—%[2]

Macau	—%[2]

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
[2]	Less than 0.05%.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned –5.13% for the six-month period ending June 30, 2020, compared to the –11.00% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.

Adyen N.V. was a beneficiary of accelerated e-commerce adoption post-COVID-19. Adyen is a differentiated payment acquirer that has leveraged its global, single-integrated platform to amass an attractive merchant portfolio that includes the world’s fastest growing tech companies. The company has multiple growth drivers from expanding wallet share of existing clients and taking share from legacy players, and should be well positioned to sustain its profitable growth, solid returns, and strong balance sheet.

Cellnex’s business was considered safe by the market during the sell-off due to exposure to telecom and business contracts. The stock price rose in 2Q20 on market expectations that the company will soon announce new acquisitions. Cellnex is the largest independent tower company in Europe. Historically, European telecommunications companies owned their own tower infrastructure, as a way to differentiate the quality of their network. The needs of the incumbent telecommunications companies have changed, however. Control of tower infrastructure is not only less relevant, but also capital inefficient. The telecommunications companies need to invest now in 5G technology, and many are considering selling their tower assets to finance these capex requirements. Leading the market by a wide margin, we believe Cellnex is in a prime position to lead the consolidation in the tower infrastructure space. Excluding M&A, we estimate the stock is potentially yielding a total return of 8%-13% depending on the terminal multiple assumption. We believe this is a predictable business with long-term contracts of 20 years, predictable growth in tower capacity, inflation linked price adjustment and moderate increase in tenants per tower. On top of that, there are opportunities for incremental revenues per tower from small cells, fiber capacity and equipment sharing. We estimate EPS compounding in the high teens (15%-18% per year).

Safran suffered as a result of the international travel bans being enforced globally, the concern around the health of the airline and travel industry more broadly, as well as the impact on a travel rebound from higher unemployment. While at this point visibility is low we think that ultimately travel bans will be lifted and the pent up demand for travel will come back. We also think government support for airlines in the U.S. and flagship carriers globally should help keep the industry afloat during this difficult period. Aftermarket spend which Safran relies on will be deferred, however as flying hours resume it should recover and maintenance will have to be performed on engines that were idled. Hence we expect there will be some pent up aftermarket demand in 12-18 months and the longer term growth trajectory should resume. Safran itself has a strong balance sheet with access to liquidity which they have further strengthened so we think they will survive this lockdown period. Further, a deal with Boeing allows them to get cash flow for Leap engines completed and they also have a more resilient defense and helicopter segment. Safran is a French aerospace manufacturer with a focus on civil aviation. In particular, Safran is the leading player in engine manufacturing for narrow-body aircraft, which is the fastest growing segment in the civil-aviation space. We like Safran because it has a dominant position in narrow-body engines, with a market share of 100% of Boeing’s 737 fleet, over 50% of Airbus’s A320 fleet and more than 30,000 engines in operation. Further, we believe the company’s prospects are positive with a high degree of predictability, given that approximately two thirds of its profits come from the maintenance segment, its engines are in operation for 20-25 years, and it has achieved attractive pricing growth of 3-5% on spare parts.

HDFC Bank Ltd. came down in the broad market sell-off in India. In our view, the bank has solid fundamentals and should continue to gain market share as its competitors are weakened. HDFC Bank is one of the leading private sector bank in India and a core holding of ours. HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that should allow it to grow at a slightly faster rate than the industry.

After a strong fourth quarter, international equities started 2020 with optimism as positive sentiment from the “phase one” trade deal between the U.S. and China continued to wash through markets and economic performance remained resilient. However, concerns grew as the scale of the coronavirus epidemic unfolded in Wuhan, China, and businesses and investors attempted to price the impact of supply chain disruptions on companies. Sentiment worsened in the final week of February as infections escalated in countries including South Korea, Iran, Italy,

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

and the U.S., and companies from technology to travel and consumer staples warned of disruption and lower sales. The share sell-off accelerated in March as the outbreak became a global pandemic. However, international equity markets rebounded strongly in the second quarter of 2020, fueled by extensive global fiscal and monetary stimulus measures. Investors watched for positive news on the COVID-19 pandemic and looked through deepening economic turmoil.

The current climate requires investors to be more discerning. Through our quality growth approach, we seek to identify businesses that should be resilient in downturns and prosper over the long term. By drilling down into company fundamentals, we look for the predictable long-term earnings power that can help reward investors. We avoid making decisions based on the shape of the recovery, or investing in businesses that are sensitive to economic conditions, such as banks and commodities. We believe, there are opportunities in areas of the market such as European online gambling companies, which are growing quickly in the recently opened U.S. market; convenience stores, which are ripe for consolidation and an improvement in the quality of service; and luxury goods due to the industry’s pricing power. We feel that emerging markets are a very important part of an international portfolio. They can have higher growth rates and many emerging markets businesses cannot be found in developed markets.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

United Kingdom	13.3%

Canada	11.4%

France	10.7%

Netherlands	9.3%

China	7.6%

Japan	7.6%

Switzerland	7.3%

Germany	6.3%

Ireland	5.7%

United States	5.7%

Spain	5.1%

Hong Kong	3.0%

India	2.8%

Australia	2.2%

Italy	2.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –13.39% for the six-month period ending June 30, 2020, compared to the –9.78% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

In the extraordinary sell-off triggered by the COVID-19 crisis and oil price collapse, investors flooded back to those emerging markets countries, sectors and stocks that were already outperforming — and relatively expensive — before the pandemic broke out (North Asia, technology, semiconductors and mega-cap stocks). This resulted in extreme clustering at the country and industry level on relative performance and valuation metrics. The larger, more liquid countries with more mega-cap technology names — China, Korea and Taiwan — outperformed. In sharp contrast, the EM countries lacking as many large and liquid names, and where the pandemic had not yet spread as widely, underperformed.

Even before the volatility, the stocks in our portfolio were largely oriented toward resilient domestic demand in quality companies with low debt capable of delivering reasonable earnings. In the year-to-date period through April 30, 2020, our country allocation detracted from returns largely due to four country positions: our underweight to China and our overweights to Brazil, Indonesia and Russia.

From a stock perspective, the largest detractor was India, driven by financials, where the market appeared to price in a risk of financial contagion and investors turned very negative when the 21-day lockdown was announced. Our stock selection in and overweight allocations to Peru and South Africa also hampered performance. However, our thematic plays in Korea continued to contribute to returns.

The Fund sometimes uses derivative instruments to manage certain market or currency exposures. In this period, the use of currency forward contracts had a negative impact.

We believe the pandemic is rapidly accelerating a worldwide turn inward that has been underway since the Global Financial Crisis (GFC) of 2008. We had expected the world to deliver disappointing growth before the pandemic, and had focused the Fund on high quality companies in countries expected to be most resilient to what the Sub-Adviser has dubbed the four Ds: deglobalization, declining productivity, debt growth and depopulation.

The coronavirus hit at a time when the world was already turning inward, largely in reaction to the GFC, with deglobalization manifesting in a broad slowdown in cross-border flows of goods, money and people. Global trade as a percentage of gross domestic product is expected to fall from 60% in 2008 to 53% after this year as more countries institute greater protectionist measures.

The trend toward localization — companies looking to produce more locally, and consumers looking to buy from local brands — was already getting underway and is likely to pick up speed. The world has also suffered from declining labor productivity as most countries had already reaped the competitive gains to be made by entering global markets when the 2008 crisis hit. Since then, slowing cross-border flows of people, goods and capital have halted or reversed those gains.

The commentary provided above was from the former sub-adviser of the Fund, Morgan Stanley Investment Management Inc., who was the manager of the Fund until April 30, 2020.

Tencent Holdings rebounded post the COVID-19 lockdown, as video games continue to show strong growth in China. Tencent Holdings is a major Internet platform in China with a strong presence in online gaming, instant messaging, and is one of the country’s largest web portals. The company has been successful in providing popular services to attract new users and creating a network effect to maintain existing users. There is growing expectation that the company should be able to successfully monetize its OTT application, WeChat, through advertising revenue. Online gaming is the largest contributor to revenue, but Tencent also generates sales through fee-based social networks, advertising and e-commerce. The gaming revenues benefit from operating the dominant social networking platform by directing traffic to the gaming platform. This has translated into strong sales, as well as earnings growth. Another stock, Alibaba Group, gross merchandise volume (GMV) growth rebounded strongly in April to levels of 20% plus, near pre-COVID-19 levels. The company is benefitting longer term from increased e-commerce penetration, particularly in categories like grocery and electronics. Alibaba is the leading e-commerce platform operator in China with a dominant market share in terms of overall GMV. It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (Taobao) and more established/ trustworthy merchants in Tmall, it can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China still being in relatively early stages. Operating as a platform business, Alibaba has maintained a higher ROE than its global peers.

Autohome’s (ATHM) media services display segment has been negatively impacted due to the expected decline of auto sales in China (approximately 10-15% in 2020). Additionally, approximately 10% of dealers have gone out of business due to the impact of COVID-19 and weaker auto sales. However, we believe ATHM is increasing market share and has a strong lead in new car classifieds versus the number two player Bitauto Holdings. Furthermore, online advertising is taking share from offline. ATHM is also growing strongly in data products which can help offset a lot of the weakness. ATHM is China’s leading provider of online content for new and used automobile consumers. The company’s collection of content includes professionally-produced and user-generated content, an automotive library of vehicle model configurations, and automobile listings. Additionally, ATHM provides advertising services to the majority of the country’s automakers. Another stock, Power Grid, was a modest detractor to performance. The company is a state controlled main electricity transmission utility in India. While the fundamentals remain strong, we exited our position in favor of more attractive opportunities in the emerging markets.

The fight to contain COVID-19 and its impact on the global economy dominated market movements in the first quarter. Stock prices fell sharply as global lockdown measures combined with an emerging oil price war to undermine investor confidence. Emerging markets equities followed a similar path to developed markets, although countries showed a greater variation in policy response to the economic turmoil created by the pandemic. However, emerging market equities rebounded strongly in the second quarter, as investors watched for positive news on the COVID-19 pandemic and looked through deepening economic turmoil.

While the rise in equity markets was rather indiscriminate, we expect markets to become more differentiated going forward. Countries and businesses with strong fundamentals should fare better than the weak ones. Many emerging economies are less volatile today than in the past. This is in part because many borrow in local currency and have been careful not to significantly enlarge government debt. They are steering away from currency crises and showing fiscal restraint. COVID-19 has highlighted the need for better health care in many emerging markets. Health care stocks have rallied, and some have gotten ahead of fundamentals. But we are finding opportunities, for example, in Notre Dame Intermedica, a private health insurance operator that runs a large set of private hospitals and clinics in Brazil. In contrast, competition in generic pharmaceuticals is high and it is difficult to sustain profitability. The current climate requires investors to be more discerning. A company with quality characteristics, such as low leverage, repeat demand and pricing power, can survive in the short run. But over the long run, sustainability is more important. Through our quality growth approach, we seek to reward investors by helping to identify businesses with predictable long-term earnings power.

The commentary provided above is from the current sub-adviser of the Fund, Vontobel Asset Management, Inc,. who assumed day-to-day management of the Fund on May 1, 2020.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset

Management Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

China	27.7%

India	13.8%

Taiwan	9.0%

South Korea	8.2%

Netherlands	8.0%

Hong Kong	7.5%

Brazil	4.8%

South Africa	4.2%

Belgium	2.7%

Mexico	2.5%

Thailand	2.5%

Singapore	2.1%

Russia	1.9%

Indonesia	1.7%

Germany	1.3%

Malaysia	1.3%

Poland	0.5%

Cayman Islands	0.3%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned –13.07% for the six-month period ending June 30, 2020, compared to the –13.30% return for its benchmark, the FTSE NAREIT All Equity REIT Index for the same time period.

U.S. real estate securities declined in the first half of 2020 along with stocks broadly, falling sharply in the first quarter as the spread of COVID-19 led to widespread economic and social shutdowns. Real estate securities partly recovered in the second quarter, with markets responding positively to massive and unprecedented fiscal and monetary relief and stimulus policies and as economies began to slowly reopen. The listed real estate market was also supported by mostly intact earnings and dividends, and encouraging rent collection data outside of retail and hotel landlords and certain office companies.

Returns were broadly negative by property type, but with a few exceptions. Retail and hotel owners, which were especially hindered by virus concerns, had the largest declines. Single-family homes and self storage landlords outperformed with relatively modest declines as demand was fairly resilient. Data center, cell tower and industrial companies had gains, aided by a significant increase in demand for e-commerce–related services amid a surge in working and purchasing from home.

Factors that helped the portfolio’s relative performance in the period included our overweight and stock selection in the data centers sector, where we had a beneficial overweight in Equinix, which rose more than 20%. Our overweight and stock selection in health care was also relatively favorable. In the shopping center sector, performance was aided by an overall underweight and our avoidance of some of the group’s poorest performers in the period. Stock selection in the specialty sector further helped relative performance as we did not own certain advertising companies that had sizable declines.

Factors that detracted from performance included our overweight in hotel and regional mall companies, which struggled in the period. Our underweights in the infrastructure (cell tower owners) and industrial sectors hindered performance as well, as they both had gains in the period.

We believe REITs are well positioned for a challenging road ahead. Our analysis indicates most public REITs are in strong financial shape to withstand reduced demand and a temporary interruption in cash flows. Balance sheets are far less leveraged than in the global financial crisis of the previous decade, and real estate companies retain access to capital at attractive terms. The group offers a source of durable earnings from a diverse collection of sectors, with earnings reductions significantly less than those seen in broad equities. REITs’ valuations compare favorably with bonds (amid historically low interest rates) and stocks (based on cash flow multiple spreads vs. the long-term average).

Favorable view on health care, which is now our largest sector overweight, as well as on certain residential sectors and most ecommerce real estate. Various health care property businesses have shown resilience in the face of COVID-19, including: assisted living, where occupancies are holding up better than expected and move-ins have returned; skilled nursing, with strong government financial support (although underlying fundamentals remain weak); medical offices, aided by steady rental collections and a return to elective surgeries; and life sciences, where we have seen no material negative impact from the virus.

We believe single-family homes should demonstrate ongoing resilience despite the pandemic, especially as home affordability remains muted. Residences are a necessity and often take priority when families are making payment decisions. We also believe companies that provide data and logistics infrastructure, including data centers, cell towers and industrial warehouses, will continue to benefit from strong secular demand in the shift toward an e-everything economy. Data center demand continues to justify high valuation multiples, in our view, whereas tower and industrial REITs look somewhat expensive at current levels.

Challenging fundamentals for retail and offices, but we are finding attractive values. The retail sector has already faced tremendous headwinds in recent years, and now many stores have been forced to close due to virus-related lockdown measures. Though retail landlords will likely continue to face significant pressure, we believe much of the pain is already priced in, creating potential opportunities in securities we expect will be long-term winners. We have become even more cautious toward offices based on oversupply and challenging leasing conditions amid weakening demand.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/20

Percent of Total Investments[1]

Diversified	25.3%

Healthcare	12.6%

Apartments	12.4%

Industrial	9.8%

Storage & Warehousing	9.3%

Telecommunications	8.4%

Building & Real Estate	5.1%

Office Property	5.1%

Hotels & Resorts	3.8%

Regional Malls	3.8%

Strip Centers	2.4%

Entertainment	1.1%

Lodging	0.9%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned –9.95% for the six-month period ending June 30, 2020, compared to its benchmarks, the Russell 3000 Index’s return of –3.48% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.14% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. However, the allocation in growth stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed negatively to the performance due to declined interest rates and widened credit spreads.

Fund selection of the Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Mid Cap Growth Fund, Penn Series Mid Core Value Fund, Penn Series SMID Cap Growth Fund and Penn Series International Equity Fund outperformed their respective benchmarks by more than 1%, while the Penn Series Large Growth Stock Fund, Penn Series Large Cap Growth Fund, Penn Series Mid Cap Value Fund, Penn Series SMID Cap Value Fund, Penn Series Small Cap Growth Fund, Penn Series Flexibly Managed Fund and Penn Series Emerging Markets Equity Fund underperformed their benchmarks by more than 1%. On the fixed income side, the Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond Fund underperformed its benchmark.

The COVID-19 pandemic spread rapidly across the world during the first half of 2020. The global economy dipped into a severe contraction due to the shutdown measures adopted to contain the spread of the virus. Global equity markets sold off sharply in 1Q20 and subsequently partially recovered in 2Q20. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.

During the period, we reduced our mid cap value exposure due to underperformance. We also moved allocation from SMID value stocks to large cap stocks to reduce exposure to companies vulnerable to the weak economy. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/20

International Stocks	24.0%

Large Cap Value Stocks	22.0%

Mid Cap Value Stocks	11.0%

Large Cap Growth Stocks	10.0%

Emerging Markets Stocks	9.0%

Short Term Bonds	7.0%

Small Cap Value Stocks	4.0%

Small Cap Growth Stocks	4.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

Intermediate Bonds	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned –8.11% for the six-month period ending June 30, 2020, compared to its benchmarks, the Russell 3000 Index’s return of –3.48% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.14% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. However, the allocation in growth stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed negatively to the performance due to declined interest rates and widened credit spreads.

Fund selection of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Cap Growth Fund, Penn Series Mid Core Value Fund, Penn Series SMID Cap Growth Fund and Penn Series International Equity Fund outperformed their respective benchmarks by more than 1%, while the Penn Series Large Growth Stock Fund, Penn Series Large Cap Growth Fund, Penn Series Mid Cap Value Fund, Penn Series SMID Cap Value Fund, Penn Series Small Cap Growth Fund, Penn Series Flexibly Managed Fund and Penn Series Emerging Markets Equity Fund underperformed their benchmarks by more than 1%. On the fixed income side, the Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond Fund and Penn Series Quality Bond Fund underperformed their respective benchmarks.

The COVID-19 pandemic spread rapidly across the world during the first half of 2020. The global economy dipped into a severe contraction due to the shutdown measures adopted to contain the spread of the virus. Global equity markets sold off sharply in 1Q20 and subsequently partially recovered in 2Q20. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.

During the period, we reduced our mid cap value exposure due to underperformance. We also moved allocation from SMID value stocks to large cap stocks to reduce exposure to companies vulnerable to the weak economy. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/20

Large Cap Value Stocks	22.0%

International Stocks	19.0%

Short Term Bonds	11.0%

Large Cap Growth Stocks	10.0%

Mid Cap Value Stocks	9.0%

Intermediate Bonds	7.0%

Emerging Markets Stocks	6.0%

Small Cap Value Stocks	5.0%

Small Cap Growth Stocks	3.0%

Domestic REITs	3.0%

Mid Cap Growth Stocks	3.0%

High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned –4.60% for the six-month period ending June 30, 2020, compared to its benchmarks, the Russell 3000 Index’s return of –3.48% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.14% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. However, the allocation in growth stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed negatively to the performance due to declined interest rates and widened credit spreads.

Fund selection of the Moderate Allocation Fund contributed slightly negatively to its performance. During the period, our managers for the Penn Series Mid Cap Growth Fund, Penn Series Mid Core Value Fund, Penn Series SMID Cap Growth Fund and Penn Series International Equity Fund outperformed their respective benchmarks by more than 1%, while the Penn Series Large Growth Stock Fund, Penn Series Large Cap Growth Fund, Penn Series SMID Cap Value Fund, Penn Series Small Cap Growth Fund, Penn Series Flexibly Managed Fund and Penn Series Emerging Markets Equity Fund underperformed their benchmarks by more than 1%. On the fixed income side, the Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond Fund and Penn Series Quality Bond Fund underperformed their respective benchmarks.

The COVID-19 pandemic spread rapidly across the world during the first half of 2020. The global economy dipped into a severe contraction due to the shutdown measures adopted to contain the spread of the virus. Global equity markets sold off sharply in 1Q20 and subsequently partially recovered in 2Q20. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.

During the period, we reduced our mid cap value exposure due to underperformance. We also moved allocation from SMID value stocks to large cap stocks to reduce exposure to companies vulnerable to the weak economy. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/20

Intermediate Bonds	22.0%

Large Cap Value Stocks	16.0%

Short Term Bonds	15.0%

International Stocks	12.0%

Large Cap Growth Stocks	9.0%

Mid Cap Value Stocks	8.0%

Emerging Markets Stocks	5.0%

Small Cap Value Stocks	3.0%

High Yield Bonds	3.0%

Mid Cap Growth Stocks	3.0%

Small Cap Growth Stocks	2.0%

Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned –2.10% for the six-month period ending June 30, 2020 compared to its benchmarks, the Russell 3000 Index’s return of –3.48% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.14% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, REITs, emerging markets and international equities underperformed the Russell 3000 Index. However, the allocation in growth stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed negatively to the performance due to declined interest rates and widened credit spreads.

Fund selection of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Core Value Fund and Penn Series International Equity Fund outperformed their respective benchmarks by more than 1%, while the Penn Series Large Cap Growth Fund, Penn Series SMID Cap Value Fund, Penn Series Flexibly Managed Fund and Penn Series Emerging Markets Equity Fund underperformed their benchmarks by more than 1%. On the fixed income side, the Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond Fund and Penn Series Quality Bond Fund underperformed their respective benchmarks.

The COVID-19 pandemic spread rapidly across the world during the first half of 2020. The global economy dipped into a severe contraction due to the shutdown measures adopted to contain the spread of the virus. Global equity markets sold off sharply in 1Q20 and subsequently partially recovered in 2Q20. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.

During the period, we reduced our mid cap value exposure due to underperformance. We also moved allocation from SMID value stocks to large cap stocks to reduce exposure to companies vulnerable to the weak economy. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/20

Intermediate Bonds	32.0%

Short Term Bonds	25.0%

Large Cap Value Stocks	15.0%

International Stocks	8.0%

Large Cap Growth Stocks	7.0%

Mid Cap Value Stocks	4.0%

High Yield Bonds	3.0%

Small Cap Value Stocks	2.0%

Emerging Markets Stocks	2.0%

Domestic REITs	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 0.77% for the six-month period ending June 30, 2020, compared to its benchmarks, the Russell 3000 Index’s return of –3.48% and the Bloomberg Barclays Capital U.S. Aggregate Bond Index’s return of 6.14% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

The asset allocation of the Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation in value stocks, REITs and international equities underperformed the Russell 3000 Index. However, the allocation in growth stocks outperformed the Russell 3000 Index. In fixed income, allocation in high yield bond funds and short-term bond funds contributed negatively to the performance due to declined interest rates and widened credit spreads.

Fund selection of the Conservative Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Mid Core Value Fund and Penn Series International Equity Fund outperformed their respective benchmarks by more than 1%, while the Penn Series SMID Cap Value Fund and Penn Series Flexibly Managed Fund underperformed their benchmarks by more than 1%. On the fixed income side, the Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond Fund and Penn Series Quality Bond Fund underperformed their respective benchmarks.

The COVID-19 pandemic spread rapidly across the world during the first half of 2020. The global economy dipped into a severe contraction due to the shutdown measures adopted to contain the spread of the virus. Global equity markets sold off sharply in 1Q20 and subsequently partially recovered in 2Q20. In response, the Federal Reserve cut interest rates to zero and expanded the bond purchase program (quantitative easing). The U.S. government also provided fiscal stimulus packages to provide relief to individuals, families and businesses impacted by the economic slowdown due to the pandemic.

During the period, we reduced our mid cap value exposure due to underperformance. We also moved allocation from SMID value stocks to large cap stocks to reduce exposure to companies vulnerable to the weak economy. Going forward, we will continually review the Fund to help ensure that it remains consistent with its investment objective by making adjustments, when necessary.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/20

Intermediate Bonds	42.0%

Short Term Bonds	35.0%

Large Cap Value Stocks	10.0%

Large Cap Growth Stocks	4.0%

High Yield Bonds	3.0%

International Stocks	3.0%

Mid Cap Value Stocks	2.0%

Domestic REITs	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2020 and held through June 30, 2020. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract.

Disclosure of Fund Expenses

For the Period January 1, 2020 to June 30, 2020

Expense Table

	Beginning Value January 1, 2020	Ending Value June 30, 2020	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,002.40	0.49%	$2.44
Hypothetical	$1,000.00	$1,022.43	0.49%	$2.46
Limited Maturity Bond Fund
Actual	$1,000.00	$1,017.90	0.70%	$3.51
Hypothetical	$1,000.00	$1,021.38	0.70%	$3.52
Quality Bond Fund
Actual	$1,000.00	$1,056.20	0.67%	$3.43
Hypothetical	$1,000.00	$1,021.53	0.67%	$3.37

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2020	Ending Value June 30, 2020	Annualized Expense Ratio	Expenses Paid During Period *
High Yield Bond Fund
Actual	$1,000.00	$981.90	0.73%	$3.60
Hypothetical	$1,000.00	$1,021.23	0.73%	$3.67
Flexibly Managed Fund
Actual	$1,000.00	$998.20	0.88%	$4.37
Hypothetical	$1,000.00	$1,020.49	0.88%	$4.42
Balanced Fund
Actual	$1,000.00	$1,007.20	0.20%	$1.00
Hypothetical	$1,000.00	$1,023.87	0.20%	$1.01
Large Growth Stock Fund
Actual	$1,000.00	$1,086.80	0.95%	$4.93
Hypothetical	$1,000.00	$1,020.14	0.95%	$4.77
Large Cap Growth Fund
Actual	$1,000.00	$990.00	0.88%	$4.35
Hypothetical	$1,000.00	$1,020.49	0.88%	$4.42
Large Core Growth Fund
Actual	$1,000.00	$1,318.70	0.86%	$4.96
Hypothetical	$1,000.00	$1,020.59	0.86%	$4.32
Large Cap Value Fund
Actual	$1,000.00	$836.10	0.93%	$4.25
Hypothetical	$1,000.00	$1,020.24	0.93%	$4.67
Large Core Value Fund
Actual	$1,000.00	$840.10	0.92%	$4.21
Hypothetical	$1,000.00	$1,020.29	0.92%	$4.62
Index 500 Fund
Actual	$1,000.00	$969.60	0.36%	$1.76
Hypothetical	$1,000.00	$1,023.07	0.36%	$1.81
Mid Cap Growth Fund
Actual	$1,000.00	$1,120.90	0.96%	$5.06
Hypothetical	$1,000.00	$1,020.09	0.96%	$4.82
Mid Cap Value Fund
Actual	$1,000.00	$724.40	0.83%	$3.56
Hypothetical	$1,000.00	$1,020.74	0.83%	$4.17
Mid Core Value Fund
Actual	$1,000.00	$836.70	1.03%	$4.70
Hypothetical	$1,000.00	$1,019.74	1.03%	$5.17
SMID Cap Growth Fund
Actual	$1,000.00	$1,115.40	1.04%	$5.47
Hypothetical	$1,000.00	$1,019.69	1.04%	$5.22
SMID Cap Value Fund
Actual	$1,000.00	$752.90	1.15%	$5.01
Hypothetical	$1,000.00	$1,019.14	1.15%	$5.77

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2020	Ending Value June 30, 2020	Annualized Expense Ratio	Expenses Paid During Period *
Small Cap Growth Fund
Actual	$1,000.00	$953.20	1.02%	$4.95
Hypothetical	$1,000.00	$1,019.79	1.02%	$5.12
Small Cap Value Fund
Actual	$1,000.00	$756.90	1.01%	$4.41
Hypothetical	$1,000.00	$1,019.84	1.01%	$5.07
Small Cap Index Fund
Actual	$1,000.00	$868.40	0.74%	$3.44
Hypothetical	$1,000.00	$1,021.18	0.74%	$3.72
Developed International Index Fund
Actual	$1,000.00	$891.80	0.90%	$4.23
Hypothetical	$1,000.00	$1,020.39	0.90%	$4.52
International Equity Fund
Actual	$1,000.00	$948.70	1.09%	$5.28
Hypothetical	$1,000.00	$1,019.44	1.09%	$5.47
Emerging Markets Equity Fund
Actual	$1,000.00	$866.10	1.37%	$6.36
Hypothetical	$1,000.00	$1,018.05	1.37%	$6.87
Real Estate Securities Fund
Actual	$1,000.00	$869.30	0.97%	$4.51
Hypothetical	$1,000.00	$1,020.04	0.97%	$4.87
Aggressive Allocation Fund
Actual	$1,000.00	$900.50	0.34%	$1.61
Hypothetical	$1,000.00	$1,023.17	0.34%	$1.71
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$918.90	0.30%	$1.43
Hypothetical	$1,000.00	$1,023.37	0.30%	$1.51
Moderate Allocation Fund
Actual	$1,000.00	$954.00	0.30%	$1.46
Hypothetical	$1,000.00	$1,023.37	0.30%	$1.51
Moderately Conservative Allocation Fund
Actual	$1,000.00	$979.00	0.32%	$1.57
Hypothetical	$1,000.00	$1,023.27	0.32%	$1.61
Conservative Allocation Fund
Actual	$1,000.00	$1,007.70	0.34%	$1.70
Hypothetical	$1,000.00	$1,023.17	0.34%	$1.71

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATION — 52.0%
Federal Farm Credit Banks 1.551%, 07/31/20	$1,500	$1,498,075
0.150%, 11/05/20	5,000	4,997,354
Federal Home Loan Banks 0.501%, 07/10/20	7,000	6,999,125
0.411%, 07/20/20	7,000	6,998,485
0.501%, 07/21/20	5,000	4,998,611
0.165%, 09/16/20	5,000	4,998,236
1.375%, 09/28/20	3,105	3,113,203
0.140%, 10/23/20	5,000	4,997,783
Federal Home Loan Mortgage Corp. 0.145%, 09/24/20	5,000	4,998,288
1.625%, 09/29/20	2,039	2,045,698
1.875%, 11/17/20	1,325	1,333,281
Federal National Mortgage Association 1.500%, 07/30/20	1,125	1,126,064
0.129%, 09/23/20	13,000	12,996,080
Tennessee Valley Authority 0.100%, 07/15/20	8,000	7,999,689

TOTAL AGENCY OBLIGATION (Cost $69,099,972)		69,099,972

U.S. TREASURY OBLIGATION — 28.6%
U.S. Treasury Bills 0.105%, 07/30/20	5,000	4,999,579
0.117%, 08/20/20	5,000	4,999,187
0.161%, 09/10/20	5,000	4,998,417
0.164%, 09/24/20	10,000	9,996,135
0.166%, 10/01/20	13,000	12,994,505

TOTAL U.S. TREASURY OBLIGATION (Cost $37,987,823)		37,987,823

	Number of Shares
SHORT-TERM INVESTMENTS — 19.4%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 0.150%) (Cost $25,878,189)	25,878,189	25,878,189

TOTAL INVESTMENTS — 100.0% (Cost $132,965,984)		132,965,984

Other Assets & Liabilities — 0.0%		(26,876)

TOTAL NET ASSETS — 100.0%		$132,939,108

†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATION	$69,099,972	$—	$69,099,972	$—
U.S. TREASURY OBLIGATION	37,987,823	—	37,987,823	—
SHORT-TERM INVESTMENTS	25,878,189	25,878,189	—	—

TOTAL INVESTMENTS	$132,965,984	$25,878,189	$107,087,795	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 23.1%
Adams Mill CLO Ltd., Series 2014-1A Class B2R 3.350%, 07/15/26 144A @	$2,750	$2,750,767
Assurant CLO II Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.040%, Floor 1.040%) 2.175%, 04/20/31 144A @,•	2,400	2,324,813
Babson CLO Ltd., Series 2014-IA Class BR (3 M ICE LIBOR + 2.200%) 3.335%, 07/20/25 144A @•	2,500	2,491,343
Babson CLO Ltd., Series 2014-IA Class C (3 M ICE LIBOR + 3.450%) 4.585%, 07/20/25 144A @•	1,500	1,485,489
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%) 2.835%, 07/18/29 144A @,•	1,500	1,476,246
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%) 2.235%, 01/20/31 144A @,•	2,500	2,437,535
BlueMountain CLO Ltd., Series 2015-1A Class A1R (3 M ICE LIBOR + 1.330%) 2.641%, 04/13/27 144A @,•	471	470,173
CIFC Funding Ltd., Series 2014-2RA Class A1 (3 M ICE LIBOR + 1.050%, Floor 1.050%) 2.070%, 04/24/30 144A @,•	2,000	1,958,986
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%) 2.255%, 01/20/30 144A @,•	3,000	2,887,536
ECMC Group Student Loan Trust, Series 2019-1A Class A1A 2.720%, 07/25/69 144A @	2,061	2,123,989
Elm CLO Ltd., Series 2014-1A Class BRR (3 M ICE LIBOR + 1.750%) 2.885%, 01/17/29 •144A @	2,000	1,964,590
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%) 5.125%, 01/20/33 144A @,•	1,500	1,439,250
Ford Credit Auto Owner Trust, Series 2017-A Class A4 1.920%, 04/15/22	4,047	4,063,894
GM Financial Consumer Automobile Receivables Trust, Series 2020-2 Class A2A 1.500%, 03/16/23	1,500	1,512,313
Halcyon Loan Advisors Funding Ltd., Series 2015-2A Class AR (3 M ICE LIBOR + 1.080%, Floor 1.080%) 2.071%, 07/25/27 144A @,•	1,537	1,521,383
Limerock CLO III LLC, Series 2014-3A Class A1R (3 M ICE LIBOR + 1.200%) 2.335%, 10/20/26 144A @,•	527	525,937
Mariner CLO LLC, Series 2018-6A Class B (3 M ICE LIBOR + 1.680%) 2.567%, 07/28/31 144A @,•	2,000	1,938,246

	Par (000)	Value†

Navient Private Education Loan Trust144A @
(1 M ICE LIBOR + 1.700%) 1.885%, 11/15/30, Series 2015-AA Class A3•	$1,500	$1,479,707
(1 M ICE LIBOR + 1.600%) 1.785%, 10/15/31, Series 2014-AA Class A3•	1,499	1,498,999
NZCG Funding Ltd., Series 2015-1A Class A2R (3 M ICE LIBOR + 1.550%, Floor 1.550%) 1.910%, 02/26/31 •144A @	3,350	3,214,027
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%) 2.591%, 10/13/31 144A @,•	1,990	1,925,085
Octagon Investment Partners XIX Ltd., Series 2014-1A Class CR (3 M ICE LIBOR + 2.100%) 3.319%, 04/15/26 144A @,•	2,500	2,483,305
Recette CLO Ltd., Series 2015-1A Class DR (3 M ICE LIBOR + 2.750%) 3.885%, 10/20/27 144A @,•	2,000	1,899,452
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%) 0.775%, 03/25/55•	3,539	3,373,010
SMB Private Education Loan Trust, Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%) 2.135%, 08/16/32 •144A @	2,405	2,440,295
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%) 2.885%, 07/18/31 144A @,•	2,000	1,909,144
TRESTLES CLO Ltd., Series 2017-1A Class A1A (3 M ICE LIBOR + 1.290%) 2.281%, 07/25/29 144A @,•	1,250	1,235,109
Verizon Owner Trust144A @ 2.220%, 12/20/21, Series 2017-2A Class B	2,000	2,005,129
2.380%, 04/20/22, Series 2017-3A Class B	1,000	1,008,268

TOTAL ASSET BACKED SECURITIES (Cost $58,823,449)		57,844,020

COMMERCIAL MORTGAGE BACKED SECURITIES — 9.6%
BX Commercial Mortgage Trust, Series 2019-XL Class B (1 M ICE LIBOR + 1.080%, Floor 1.080%) 1.265%, 10/15/36 144A @,•	1,433	1,407,990
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%, Floor 1.800%) 1.985%, 12/15/36 144A @,•	1,000	830,944

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FHLMC Multifamily Structured Pass-Through Certificates 1.730%, 03/25/22, Series K019 Class X1•	$25,452	$576,645
2.396%, 06/25/22, Series K021 Class A2	3,000	3,089,174
3.163%, 08/25/25, Series KC02 Class X3•	14,500	1,824,400
FREMF Mortgage Trust144A @ 4.203%, 01/25/47, Series 2014-K714 Class B•	1,500	1,504,951
5.355%, 02/25/47, Series 2011-K14 Class B•	1,050	1,076,541
4.081%, 08/25/47, Series 2014-K716 Class B•	2,550	2,598,318
3.754%, 11/25/47, Series 2014-K717 Class C•	1,500	1,509,499
4.567%, 12/25/48, Series 2011-K11 Class B•	1,500	1,513,965
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%) 1.435%, 07/15/25 144A @,•	1,973	1,824,948
GS Mortgage Securities Trust 4.592%, 08/10/43, Series 2010-C1 Class A2 144A @	383	382,981
5.148%, 08/10/43, Series 2010-C1 Class B 144A @	2,000	2,006,126
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%) 1.835%, 05/15/38 •144A @	1,500	1,349,784
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH Class C (1 M ICE LIBOR + 1.360%, Floor 1.410%) 1.545%, 06/15/35 144A @,•	2,000	1,682,566
WFRBS Commercial Mortgage Trust, Series 2012-C7 Class XA 1.480%, 06/15/45 144A @,•	46,907	826,346

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $26,320,356)		24,005,178

CORPORATE BONDS — 48.6%
Advertising — 0.6%
The Interpublic Group of Cos., Inc. 3.500%, 10/01/20	1,500	1,509,938

Aerospace & Defense — 1.1%
The Boeing Co. 4.508%, 05/01/23	2,500	2,641,071

Agriculture — 1.0%
Altria Group Inc. 3.490%, 02/14/22	1,500	1,565,226
Cargill, Inc. 3.050%, 04/19/21 144A @	1,000	1,022,690

		2,587,916

Airlines — 2.0%
Air Canada Pass Through Trust, Series 2013-1 Class B 5.375%, 11/15/22 144A @	792	713,855

	Par (000)	Value†

Airlines — (continued)
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 01/15/22 144A @	$999	$999,594
Continental Airlines Pass Through Trust, Series 2000-2 Class A-1 7.707%, 10/02/22	70	66,885
Delta Air Lines Pass Through Trust, Series 2007-1 Class B 8.021%, 02/10/24	667	625,607
U.S. Airways Pass Through Trust, Series 2012-2 Class B 6.750%, 12/03/22	2,107	1,702,097
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	867	737,903

		4,845,941

Apparel — 0.9%
VF Corp. 2.050%, 04/23/22	2,250	2,304,214

Auto Manufacturers — 3.5%
American Honda Finance Corp. (3 M ICE LIBOR + 0.370%) 0.818%, 05/10/23•	1,500	1,487,995
BMW US Capital LLC 3.800%, 04/06/23 144A @	2,250	2,417,087
Ford Motor Credit Co., LLC 3.470%, 04/05/21	2,250	2,221,875
General Motors Financial Co., Inc. (3 M ICE LIBOR + 0.850%) 2.170%, 04/09/21•	1,000	994,034
Volkswagen Group of America Finance LLC 3.125%, 05/12/23 144A @	1,500	1,577,605

		8,698,596

Banks — 4.4%
Bank of Montreal 3.100%, 07/13/20	1,500	1,501,265
Bank of Nova Scotia 3.125%, 04/20/21	1,500	1,533,319
Central Fidelity Capital Trust I (3 M ICE LIBOR + 1.000%) 2.219%, 04/15/27•	1,750	1,533,058
CIT Group, Inc. 4.125%, 03/09/21	1,000	1,000,000
Citibank NA 3.400%, 07/23/21	1,500	1,544,733
JPMorgan Chase & Co. (3 M ICE LIBOR + 3.470%) 4.230%, µ,•	1,022	930,327
Mitsubishi UFJ Financial Group, Inc. 3.535%, 07/26/21	1,500	1,547,725
Wells Fargo Bank NA (3 M ICE LIBOR + 0.490%) 3.325%, 07/23/21•	1,500	1,502,442

		11,092,869

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Beverages — 0.6%
Keurig Dr Pepper, Inc. 3.551%, 05/25/21	$1,500	$1,541,685

Building Materials — 0.6%
Vulcan Materials Co. (3 M ICE LIBOR + 0.650%) 1.000%, 03/01/21•	1,500	1,491,945

Chemicals — 0.6%
International Flavors & Fragrances, Inc. 3.400%, 09/25/20	500	502,501
WR Grace & Co. 5.125%, 10/01/21 144A @	1,000	1,053,300

		1,555,801

Commercial Services — 0.9%
Service Corp International 8.000%, 11/15/21	2,100	2,226,000

Computers — 1.0%
Hewlett Packard Enterprise Co. (3 M ICE LIBOR + 0.680%) 0.998%, 03/12/21•	1,500	1,499,151
IBM Credit LLC 3.450%, 11/30/20	1,000	1,012,761

		2,511,912

Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC 4.450%, 12/16/21	1,000	1,009,934
BOC Aviation Ltd. (3 M ICE LIBOR + 1.050%) 1.606%, 05/02/21 144A @,•	2,000	1,981,380
Park Aerospace Holdings Ltd. 3.625%, 03/15/21 144A @	1,000	986,808

		3,978,122

Electric — 5.1%
CenterPoint Energy, Inc. 3.600%, 11/01/21	1,000	1,038,307
DTE Electric Co. 3.900%, 06/01/21	2,000	2,043,742
Edison International 3.125%, 11/15/22	1,000	1,029,306
Georgia Power Co. 2.100%, 07/30/23	1,900	1,977,064
NextEra Energy Capital Holdings, Inc. 2.900%, 04/01/22	1,500	1,561,334
NRG Energy, Inc. 7.250%, 05/15/26	1,600	1,688,000
Pacific Gas and Electric Co. 1.750%, 06/16/22	1,500	1,502,400
San Diego Gas & Electric Co. 1.914%, 02/01/22	459	460,635
Sempra Energy (3 M ICE LIBOR + 0.500%) 1.719%, 01/15/21•	1,500	1,500,257

		12,801,045

	Par (000)	Value†

Electronics — 0.6%
Honeywell International, Inc. (3 M ICE LIBOR + 0.370%) 0.818%, 08/08/22•	$1,500	$1,502,794

Food — 0.9%
Albertsons Cos, Inc. 3.500%, 02/15/23 144A @	1,300	1,316,250
General Mills, Inc. 3.200%, 04/16/21	1,000	1,021,464

		2,337,714

Healthcare Products — 0.8%
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 1.066%, 03/19/21•	2,000	1,999,652

Healthcare Services — 1.2%
Humana, Inc. 2.500%, 12/15/20	1,000	1,009,015
UnitedHealth Group, Inc. 3.150%, 06/15/21	2,000	2,054,474

		3,063,489

Home Builders — 1.8%
D.R. Horton, Inc. 2.550%, 12/01/20	2,000	2,014,285
Lennar Corp. 2.950%, 11/29/20	1,000	1,001,100
4.125%, 01/15/22	1,500	1,518,750

		4,534,135

Leisure Time — 0.6%
Royal Caribbean Cruises Ltd. 2.650%, 11/28/20	1,500	1,455,288

Lodging — 1.4%
Marriott International, Inc.
(3 M ICE LIBOR + 0.600%) 0.950%, 12/01/20•	2,000	1,991,000
(3 M ICE LIBOR + 0.650%) 0.968%, 03/08/21•	1,500	1,485,585

		3,476,585

Machinery — Diversified — 2.7%
Caterpillar Financial Services Corp. 3.150%, 09/07/21	1,500	1,548,045
CNH Industrial Capital LLC 1.950%, 07/02/23	2,250	2,264,766
John Deere Capital Corp. (3 M ICE LIBOR + 0.240%) 0.558%, 03/12/21•	2,000	2,001,008
Westinghouse Air Brake Technologies Corp. (3 M ICE LIBOR + 1.300%) 1.613%, 09/15/21•	1,000	1,000,000

		6,813,819

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — 1.3%
Charter Communications Operating LLC 4.464%, 07/23/22	$1,500	$1,599,890
Fox Corp. 3.666%, 01/25/22	1,500	1,570,078

		3,169,968

Miscellaneous Manufacturing — 0.6%
Trane Technologies Global Holding Co., Ltd. 2.900%, 02/21/21	1,500	1,516,608

Oil & Gas — 2.1%
Occidental Petroleum Corp. (3 M ICE LIBOR + 1.450%) 1.842%, 08/15/22•	2,250	2,070,435
Phillips 66 (3 M ICE LIBOR + 0.600%) 0.960%, 02/26/21•	2,000	1,997,011
Transocean, Inc. 8.375%, 12/15/21	1,500	1,050,000

		5,117,446

Packaging and Containers — 0.9%
Ball Corp. 4.000%, 11/15/23	2,250	2,334,375

Pharmaceuticals — 5.2%
AbbVie, Inc. 2.300%, 11/21/22 144A @	1,500	1,551,569
Bayer US Finance II LLC 3.500%, 06/25/21 144A @	2,000	2,050,275
Bristol-Myers Squibb Co. 2.875%, 02/19/21 144A @	1,500	1,526,112
2.600%, 05/16/22 144A @	1,000	1,039,692
Cigna Corp. 3.200%, 09/17/20	2,500	2,513,970
Elanco Animal Health, Inc. 5.022%, 08/28/23	1,645	1,727,250
Upjohn, Inc. 1.125%, 06/22/22 144A @	1,000	1,006,011
Zoetis, Inc. 3.250%, 08/20/21	1,500	1,544,029

		12,958,908

Pipelines — 0.8%
MPLX LP (3 M ICE LIBOR + 0.900%) 1.213%, 09/09/21•	2,000	1,984,145

Retail — 1.2%
Family Dollar Stores, Inc. 5.000%, 02/01/21	1,500	1,525,063
Penske Automotive Group, Inc. 3.750%, 08/15/20	1,500	1,499,550

		3,024,613

	Par (000)	Value†

Semiconductors — 1.3%
Broadcom, Inc. 3.459%, 09/15/26 144A @	$2,038	$2,185,614
Micron Technology, Inc. 2.497%, 04/24/23	1,000	1,039,263

		3,224,877

Software — 0.4%
Activision Blizzard, Inc. 2.300%, 09/15/21	1,000	1,019,235

Telecommunications — 0.9%
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	625	632,613
T-Mobile USA, Inc. 3.500%, 04/15/25 144A @	1,500	1,632,585

		2,265,198

TOTAL CORPORATE BONDS (Cost $121,650,966)		121,585,904

COMMERCIAL PAPER — 0.9%
Astrazeneca PLC 2.375%, 11/16/20	2,250	2,246,598

TOTAL COMMERCIAL PAPER (Cost $2,236,090)		2,246,598

MUNICIPAL BONDS — 1.4%
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Series A 6.166%, 07/01/40	2,000	2,000,000
New York City, New York, Build America Bonds Fiscal 2010 Subordinate Series H-1 6.246%, 06/01/35	1,510	1,516,991

TOTAL MUNICIPAL BONDS (Cost $3,510,000)		3,516,991

RESIDENTIAL MORTGAGE BACKED SECURITIES — 7.8%
Collateralized Mortgage Obligations — 4.3%
CSMC Trust, Series 2018-J1 Class A26 3.500%, 02/25/48 144A @,•	5,632	5,713,412
Flagstar Mortgage Trust, Series 2017-1 Class 1A5 3.500%, 03/25/47 144A @,•	1,799	1,826,256
Sequoia Mortgage Trust, Series 2018-CH4 Class A1 4.500%, 10/25/48 144A @,•	3,025	3,136,064

		10,675,732

Fannie Mae REMICS — 0.8%
3.000%, 07/25/43, Series 2013-75 Class CN	1,889	1,941,933

Freddie Mac REMICS — 2.7%
3.500%, 03/15/40, Series 4413 Class HP	4,051	4,121,613
4.500%, 02/15/49, Series 4895 Class C	2,716	2,781,491

		6,903,104

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Government National Mortgage Association — 0.0%
4.000%, 03/20/44, Series 2018-112 Class BD	$84	$84,150

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $19,508,296)		19,604,919

U.S. TREASURY OBLIGATION — 6.0%
U.S. Treasury Bill 0.173%, 05/20/21¤ (Cost $14,976,784)	15,000	14,977,457

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $5,452,422)	5,452,422	5,452,422

TOTAL INVESTMENTS — 99.6% (Cost $252,478,363)		249,233,489

Other Assets & Liabilities — 0.4%		1,048,882

TOTAL NET ASSETS — 100.0%		$250,282,371

µ	Perpetual security with no stated maturity date.
†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2020, the aggregate value of Rule 144A securities was $101,778,534, which represents 40.7% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

CLO — Collateralized Loan Obligation.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

M — Month.

NA — National Association.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 06/30/2020 ††
United States	79%
Cayman Islands	16
Canada	1
Ireland	1
Japan	1
Singapore	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$57,844,020	$—	$57,844,020	$—
COMMERCIAL MORTGAGE BACKED SECURITIES	24,005,178	—	24,005,178	—
CORPORATE BONDS	121,585,904	—	121,585,904	—
COMMERCIAL PAPER	2,246,598	—	2,246,598	—
MUNICIPAL BONDS	3,516,991	—	3,516,991	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	19,604,919	—	19,604,919	—
U.S. TREASURY OBLIGATION	14,977,457	—	14,977,457	—
SHORT-TERM INVESTMENTS	5,452,422	5,452,422	—	—

TOTAL INVESTMENTS	$249,233,489	$5,452,422	$243,781,067	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$53,859	$53,859	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$53,859	$53,859	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(18,442)	$(18,442)	$—	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$(18,442)	$(18,442)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Limited Maturity Bond Fund

Futures contracts held by the Fund at June 30, 2020 are as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 year Note	09/30/2020	357	2,000	$110	$78,835,641	$4,946	$—
Long	U.S. Treasury 10 year Note	09/21/2020	140	1,000	139	19,484,063	40,201	—
Long	U.S. Treasury 10 year Ultra Bond	09/21/2020	20	1,000	157	3,149,688	8,712	—

							$53,859	$—

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 5 year Note	09/30/2020	(67)	1,000	$126	$(8,424,727)	$—	$(18,442)

							$—	$(18,442)

							$53,859	$(18,442)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 11.3%
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%) 5.125%, 01/20/33 144A @,•	$5,000	$4,797,500
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%) 2.865%, 04/18/31 144A @,•	3,000	2,799,402
Mountain View CLO LLC, Series 2017-2A Class A (3 M ICE LIBOR + 1.210%) 2.386%, 01/16/31 144A @,•	3,500	3,385,361
PHEAA Student Loan Trust, Series 2013-1A Class A (1 M ICE LIBOR + 0.500%) 0.685%, 11/25/36 144A @,•	3,339	3,146,864
SLM Student Loan Trust• (1 M ICE LIBOR + 1.000%) 1.185%, 04/27/43, Series 2012-6 Class B	4,860	4,076,828
(1 M ICE LIBOR + 0.590%) 0.775%, 03/25/55, Series 2014-2 Class A3	4,955	4,722,215
SMB Private Education Loan Trust144A @ (1 M ICE LIBOR + 1.950%) 2.135%, 08/16/32, Series 2015-C Class A3•	5,000	5,073,378
4.000%, 09/15/42, Series 2014-A Class B	1,930	1,968,630
3.500%, 09/15/43, Series 2015-C Class B	5,000	5,199,789
Steele Creek CLO Ltd., Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%) 1.963%, 06/15/31 144A @,•	3,250	2,937,766
Towd Point Mortgage Trust, Series 2019-3 Class A2 4.000%, 02/25/59 144A @,•	2,000	2,174,618
Toyota Auto Receivables Owner Trust, Series 2018-D Class A3 3.180%, 03/15/23	2,000	2,051,601
Venture 37 CLO Ltd., Series 2019-37A Class A1F 3.657%, 07/15/32 144A @	5,000	5,068,295
Verizon Owner Trust, Series 2017-1A Class C 2.650%, 09/20/21 144A @	4,260	4,261,340

TOTAL ASSET BACKED SECURITIES (Cost $52,710,916)		51,663,587

COMMERCIAL MORTGAGE BACKED SECURITIES — 16.2%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	5,863,032
CFCRE Commercial Mortgage Trust, Series 2011-C1 Class A4 4.961%, 04/15/44 144A @,•	665	675,650
FHLMC Multifamily Structured Pass-Through Certificates 1.730%, 03/25/22, Series K019 Class X1•	45,917	1,040,315
3.062%, 12/25/24, Series K043 Class A2	3,000	3,297,082

	Par (000)	Value†

2.653%, 08/25/26, Series K058 Class A2	$5,000	$5,475,217
3.347%, 11/25/26, Series K061 Class A2•	4,750	5,418,956
2.903%, 06/25/29, Series K094 Class A2	2,000	2,287,886
1.228%, 10/25/29, Series K107 Class A1	7,486	7,652,735
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B 3.447%, 12/10/36 144A @	2,500	2,421,087
FREMF Mortgage Trust144A @ 4.063%, 02/25/25, Series 2018-K731 Class B•	6,610	7,057,192
4.466%, 12/25/44, Series 2012-K17 Class B•	4,000	4,143,563
4.162%, 05/25/45, Series 2012-K19 Class C•	4,500	4,601,706
3.782%, 10/25/45, Series 2012-K23 Class C•	5,000	5,102,094
3.764%, 08/25/48, Series 2015-K48 Class B•	5,000	5,335,085
4.567%, 12/25/48, Series 2011-K11 Class B•	3,000	3,027,930
4.059%, 01/25/49, Series 2016-K52 Class B•	5,065	5,382,977
3.652%, 12/25/51, Series 2019-K102 Class B•	5,000	5,377,970
Government National Mortgage Association, Series 2011-77 Class D 4.177%, 10/16/45•	378	390,690

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $70,080,947)		74,551,167

CORPORATE BONDS — 44.8%

Aerospace & Defense — 1.9%
General Dynamics Corp. 3.500%, 05/15/25	3,000	3,354,670
Raytheon Technologies Corp. 2.250%, 07/01/30	3,500	3,645,253
The Boeing Co. 3.250%, 02/01/35	1,950	1,778,012

		8,777,935

Agriculture — 0.7%
Cargill, Inc. 3.250%, 03/01/23 144A @	3,000	3,200,292

Airlines — 4.9%
Air Canada Pass Through Trust, Series 2013-1 Class B 5.375%, 11/15/22 144A @	2,894	2,608,593
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 01/15/22 144A @	1,785	1,784,989
Continental Airlines Pass Through Trust, Series 2012-2 Class B 5.500%, 04/29/22	1,230	1,177,821
Delta Air Lines Pass Through Trust 6.821%, 02/10/24, Series 2007-1 Class A	2,890	2,833,402
8.021%, 02/10/24, Series 2007-1 Class B	3,066	2,876,333
4.250%, 01/30/25, Series 2015-1 Class B	2,113	1,926,028
JetBlue Pass Through Trust, Series 2019-1 Class A 2.950%, 11/15/29	2,963	2,598,651
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	3,112	2,647,184

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
United Airlines Pass Through Trust 4.750%, 10/11/23, Series 2014-1 Class B	$1,586	$1,408,521
3.100%, 01/07/30, Series 2016-1 Class AA	2,604	2,500,797

		22,362,319

Apparel — 0.7%
VF Corp. 2.800%, 04/23/27	3,000	3,175,738

Auto Manufacturers — 1.4%
BMW US Capital LLC 3.450%, 04/12/23 144A @	4,000	4,236,969
Ford Motor Credit Co., LLC 3.470%, 04/05/21	2,100	2,073,750

		6,310,719

Banks — 3.1%
JPMorgan Chase & Co. (3 M ICE LIBOR + 0.500%) 1.187%, 02/01/27•	3,200	2,817,114
KeyCorp. Capital I (3 M ICE LIBOR + 0.740%) 1.036%, 07/01/28•	2,640	2,273,107
NTC Capital I (3 M ICE LIBOR + 0.520%) 1.739%, 01/15/27•	4,595	4,209,965
State Street Corp. (3 M ICE LIBOR + 0.560%) 0.952%, 05/15/28•	1,665	1,426,574
USB Capital IX (3 M ICE LIBOR + 1.020%) 3.500% µ,•	2,500	2,065,000
Wachovia Capital Trust III (3 M ICE LIBOR + 0.930%) 5.570% µ,•	1,510	1,499,128

		14,290,888

Biotechnology — 1.1%
Amgen, Inc. 2.700%, 05/01/22	3,000	3,102,855
2.650%, 05/11/22	2,000	2,070,944

		5,173,799

Building Materials — 1.6%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	3,268,980
Vulcan Materials Co. 4.500%, 04/01/25	3,565	3,956,315

		7,225,295

Commercial Services — 1.0%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	2,000,900
IHS Markit Ltd. 5.000%, 11/01/22 144A @	2,500	2,680,687

		4,681,587

	Par (000)	Value†

Computers — 0.7%
Dell International LLC 5.450%, 06/15/23 144A @	$3,000	$3,281,437

Cosmetics & Personal Care — 0.7%
Procter & Gamble Co. 2.450%, 03/25/25	3,000	3,255,886

Diversified Financial Services — 0.4%
Air Lease Corp. 3.750%, 02/01/22	2,000	2,023,270

Electric — 3.6%
ComEd Financing III 6.350%, 03/15/33	3,355	3,911,966
Edison International 3.550%, 11/15/24	2,000	2,107,817
Louisville Gas and Electric Co. 4.250%, 04/01/49	3,000	3,639,993
Northern States Power Co. 3.600%, 09/15/47	4,000	4,683,275
Pacific Gas and Electric Co. 1.750%, 06/16/22	2,000	2,003,200

		16,346,251

Food — 2.9%
Kellogg Co. 2.650%, 12/01/23	2,501	2,649,651
Land O’ Lakes, Inc. 6.000%, 11/15/22 144A @	3,500	3,605,000
Smithfield Foods, Inc. 3.350%, 02/01/22 144A @	3,000	2,976,858
The Hershey Co. 1.700%, 06/01/30	2,000	2,042,810
The J M Smucker Co. 3.375%, 12/15/27	2,000	2,207,417

		13,481,736

Forest Products & Paper — 0.6%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,569,952

Gas — 0.6%
The Brooklyn Union Gas Co. 3.407%, 03/10/26 144A @	2,500	2,746,418

Healthcare Products — 1.4%
Boston Scientific Corp. 3.750%, 03/01/26	3,000	3,406,570
DENTSPLY SIRONA, Inc. 3.250%, 06/01/30	1,500	1,576,975
Zimmer Biomet Holdings, Inc. (3 M ICE LIBOR + 0.750%) 1.066%, 03/19/21•	1,500	1,499,739

		6,483,284

Healthcare Services — 1.0%
Centene Corp. 4.250%, 12/15/27	2,500	2,579,775

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
Health Care Service Corp. A Mutual Legal Reserve Co. 2.200%, 06/01/30 144A @	$2,000	$2,002,316

		4,582,091

Home Builders — 0.2%
Lennar Corp. 2.950%, 11/29/20	1,000	1,001,100

Household Products & Wares — 0.5%
Kimberly-Clark Corp. 3.100%, 03/26/30	2,000	2,277,364

Internet — 0.2%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	1,000	1,110,957

Media — 2.0%
Charter Communications Operating LLC 4.464%, 07/23/22	3,000	3,199,779
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,161,376
Comcast Corp. 3.950%, 10/15/25	4,000	4,583,791

		8,944,946

Mining — 0.2%
Newmont Corp. 3.625%, 06/09/21	1,000	1,020,722

Oil & Gas — 0.8%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,036,838
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,602,250

		3,639,088

Pharmaceuticals — 3.8%
AbbVie, Inc. 2.300%, 05/14/21	3,000	3,040,343
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	2,186,240
CVS Health Corp. 4.100%, 03/25/25	2,000	2,261,884
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,366,627
Johnson & Johnson 3.550%, 03/01/36	2,337	2,764,547
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,315,813
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,501,542

		17,436,996

Pipelines — 2.2%
Energy Transfer Operating LP (UST Yield Curve CMT 5 Yr + 5.306%) 7.125% µ,•	2,000	1,710,000

	Par (000)	Value†

Pipelines — (continued)
Energy Transfer Partners LP 5.875%, 03/01/22	$2,000	$2,110,347
MPLX LP (3 M ICE LIBOR + 1.100%) 1.413%, 09/09/22•	3,000	2,950,230
Transcanada Trust (3 M ICE LIBOR + 4.640%) 5.875%, 08/15/76•	3,000	3,171,765

		9,942,342

Real Estate Investment Trusts — 1.9%
American Tower Corp. 4.700%, 03/15/22	2,500	2,672,588
Kimco Realty Corp. 2.800%, 10/01/26	3,000	3,070,200
SBA Tower Trust 3.156%, 10/10/45 144A @	3,000	3,006,437

		8,749,225

Retail — 0.1%
Bed Bath & Beyond, Inc. 5.165%, 08/01/44	1,000	565,400

Semiconductors — 0.5%
NXP 3.150%, 05/01/27 144A @	2,000	2,120,163

Software — 1.5%
Microsoft Corp. 3.450%, 08/08/36	3,000	3,625,386
VMware, Inc. 2.950%, 08/21/22	3,000	3,103,073

		6,728,459

Telecommunications — 1.1%
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	4,267,078
Sprint Spectrum Co., LLC 3.360%, 03/20/23 144A @	938	948,919

		5,215,997

Transportation — 1.5%
BNSF Railway Co. Pass Through Trust, Series 2015-1 3.442%, 06/16/28 144A @	2,436	2,690,202
Federal Express Corp. Pass Through Trust, Series 1999 7.650%, 07/15/24	408	449,886
Union Pacific Corp. 3.375%, 02/01/35	3,336	3,754,395

		6,894,483

TOTAL CORPORATE BONDS (Cost $200,230,448)		205,616,139

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
MUNICIPAL BONDS — 5.2%
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Series A 6.166%, 07/01/40	$5,000	$5,000,000
Northeast Ohio Regional Sewer District, Build America Bonds 6.038%, 11/15/40	3,755	3,825,632
State of Texas, Public Finance Authority 3.952%, 10/01/37	3,725	4,252,870
University of Massachusetts Building Authority, Series 3 2.417%, 11/01/28	4,690	4,985,845
West Virginia University, Series A 4.000%, 10/01/47	5,000	5,715,750

TOTAL MUNICIPAL BONDS (Cost $22,644,796)		23,780,097

RESIDENTIAL MORTGAGE BACKED SECURITIES — 13.9%

Collateralized Mortgage Obligations — 5.3%
Agate Bay Mortgage Trust, Series 2016-3 Class A5 3.500%, 08/25/46 144A @,•	2,651	2,689,464
Chase Home Lending Mortgage Trust, Series 2019-1 Class A4 3.500%, 03/25/50 144A @,•	3,494	3,570,140
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13 2.500%, 10/25/50 144A @	4,982	5,093,347
Sequoia Mortgage Trust, Series 2017-CH2 Class A1 4.000%, 12/25/47 144A @,•	2,813	2,919,344
Sequoia Mortgage Trust, Series 2020-3 Class A1 3.000%, 04/25/50 144A @,•	9,665	10,048,142

		24,320,437

Fannie Mae Pool — 4.8%
2.500%, 01/01/43	1,929	2,042,865
2.500%, 02/01/43	5,509	5,834,832
3.500%, 11/01/44	3,481	3,624,406
3.000%, 01/01/50	4,735	4,990,088
3.000%, 04/01/50	5,406	5,596,179

		22,088,370

Freddie Mac REMICS — 3.8%
3.500%, 09/15/43, Series 4640 Class LG	5,899	6,354,164
4.000%, 07/15/44, Series 4800 Class ED	3,144	3,191,830
3.500%, 01/15/45, Series 4743 Class PA	5,500	5,587,130
5.000%, 11/15/45, Series 4800 Class KB	2,277	2,363,480

		17,496,604

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $62,269,085)		63,905,411

	Par (000)	Value†
U.S. TREASURY OBLIGATION — 4.7%
U.S. Treasury Bill 0.173%, 05/20/21 ¤	$10,000	$9,984,972
U.S. Treasury Bond 2.750%, 08/15/42	1,800	2,307,656
2.875%, 05/15/43	2,150	2,808,689
3.625%, 08/15/43	1,650	2,410,031
U.S. Treasury Inflation Indexed Bonds 1.000%, 02/15/46	1,894	2,449,725
U.S. Treasury Notes 2.000%, 07/31/22(a)	600	622,875
1.500%, 11/30/24	500	527,481
1.125%, 02/28/25	500	520,039

TOTAL U.S. TREASURY OBLIGATION (Cost $19,463,477)		21,631,468

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $9,397,654)	9,397,654	9,397,654

TOTAL INVESTMENTS — 98.1% (Cost $436,797,323)		450,545,523

Other Assets & Liabilities — 1.9%		8,721,665

TOTAL NET ASSETS — 100.0%		$459,267,188

µ	Perpetual security with no stated maturity date.
†	See Security Valuation Note.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2020, the aggregate value of Rule 144A securities was $156,022,682, which represents 34.0% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
(a)	All or portion of securities segregated as collateral for futures contracts.

CLO — Collateralized Loan Obligation.

CMT — Constant Maturity Treasury.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

M — Month.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Quality Bond Fund

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

UST — US Treasury.

Yr — Year.

Country Weightings as of 06/30/2020 ††
United States	92%
Cayman Islands	4
Bangladesh	1
Canada	1
Netherlands	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$51,663,587	$—	$51,663,587	$—
COMMERCIAL MORTGAGE BACKED SECURITIES	74,551,167	—	74,551,167	—
CORPORATE BONDS	205,616,139	—	205,616,139	—
MUNICIPAL BONDS	23,780,097	—	23,780,097	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	63,905,411	—	63,905,411	—
U.S. TREASURY OBLIGATION	21,631,468	—	21,631,468	—
SHORT-TERM INVESTMENTS	9,397,654	9,397,654	—	—

TOTAL INVESTMENTS	$450,545,523	$9,397,654	$441,147,869	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$244,356	$244,356	$—	$—

TOTAL ASSETS —OTHER FINANCIAL INSTRUMENTS	$244,356	$244,356	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(195,724)	$(195,724)	$—	$—

TOTAL LIABILITIES —OTHER FINANCIAL INSTRUMENTS	$(195,724)	$(195,724)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2020 are as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 5 year Note	09/30/2020	690	1,000	$126	$86,762,110	$187,418	$—
Long	U.S. Treasury 10 year Note	09/21/2020	197	1,000	139	27,416,859	56,569	—
Long	U.S. Treasury Ultra Bond	09/21/2020	70	1,000	218	15,270,938	—	(127,259)

							$243,987	$(127,259)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Quality Bond Fund

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 2 year Note	09/30/2020	(200)	2,000	$110	$(44,165,625)	$—	$(68,465)
Short	U.S. Treasury Long Bond	09/21/2020	(3)	1,000	179	(535,688)	369	—

							$369	$(68,465)

							$244,356	$(195,724)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.9%
First Eagle BSL CLO, Ltd., Series 2019-1A (3 M ICE LIBOR + 4.350%, Floor 4.350%) 6.225%, 01/20/33 144A @,• (Cost $1,483,950)	$1,500	$1,345,528

	Number of Shares	Value†
COMMON STOCKS — 0.0%

Entertainment — 0.0%
New Cotai Participation, Class B*(1) (Cost $24,225)	1	0

PREFERRED STOCKS — 1.5%

Electric — 0.7%
Brookfield Renewable Partners LP*	37,811	948,678

Oil & Gas — 0.8%
Targa Resources Corp. CONV*	1,175	1,166,144

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*(1)	725	0

TOTAL PREFERRED STOCKS (Cost $2,249,554)		2,114,822

	Par (000)	Value†
CORPORATE BONDS — 93.1%

Advertising — 0.4%
Lamar Media Corp. 3.750%, 02/15/28 144A @	$700	659,960

Aerospace & Defense — 1.5%
Howmet Aerospace, Inc. 6.875%, 05/01/25	700	759,403
TransDigm, Inc. 6.250%, 03/15/26 144A @	1,400	1,396,528

		2,155,931

Airlines — 3.8%
American Airlines Pass Through Trust, Series 2013-2 Class B 5.600%, 01/15/22 144A @	1,107	1,106,693
American Airlines, Inc. 11.750%, 07/15/25 144A @	1,400	1,326,066
Continental Airlines Pass Through Trust, Series 2007-1 Class A 5.983%, 10/19/23	1,062	996,528
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, 06/20/27 144A @	1,400	1,403,500
UAL Pass Through Trust, Series 2007-1 Class A 6.636%, 01/02/24	867	737,902

		5,570,689

	Par (000)	Value†

Apparel — 1.0%
Hanesbrands, Inc. 5.375%, 05/15/25 144A @	$700	$707,875
The William Carter Co. 5.500%, 05/15/25 144A @	700	721,875

		1,429,750

Auto Manufacturers — 1.3%
Ford Motor Co. 8.500%, 04/21/23	1,200	1,269,000
Ford Motor Credit Co., LLC 5.125%, 06/16/25	700	700,280

		1,969,280

Auto Parts & Equipment — 1.0%
Adient U.S. LLC 9.000%, 04/15/25 144A @	700	754,040
Clarios Global LP/Clarios US Finance Co. 8.500%, 05/15/27 144A @	700	703,465

		1,457,505

Building Materials — 1.4%
Builders FirstSource, Inc. 5.000%, 03/01/30 144A @	1,400	1,316,000
Norbord, Inc. 5.750%, 07/15/27 144A @	750	765,000

		2,081,000

Chemicals — 2.0%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/27 144A @	700	703,640
Olin Corp. 9.500%, 06/01/25 144A @	700	780,500
Tronox, Inc. 6.500%, 05/01/25 144A @	700	707,000
WR Grace & Co-Conn 4.875%, 06/15/27 144A @	700	709,121

		2,900,261

Commercial Services — 5.1%
Aramark Services, Inc. 6.375%, 05/01/25 144A @	700	722,841
ASGN, Inc. 4.625%, 05/15/28 144A @	700	683,634
Ashtead Capital, Inc. 4.250%, 11/01/29 144A @	700	700,000
Jaguar Holding Co. II/PPD Development LP 5.000%, 06/15/28 144A @	1,250	1,279,687
Service Corp. International 7.500%, 04/01/27	1,750	1,986,250
5.125%, 06/01/29	750	807,000
The Brink’s Co. 5.500%, 07/15/25 144A @	500	509,265
United Rentals North America, Inc. 6.500%, 12/15/26	750	787,500

		7,476,177

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — 2.1%
MTS Systems Corp. 5.750%, 08/15/27 144A @	$1,000	$917,500
NCR Corp. 8.125%, 04/15/25 144A @	700	742,000
5.750%, 09/01/27 144A @	750	750,000
Seagate HDD Cayman 4.125%, 01/15/31 144A @	700	735,543

		3,145,043

Distribution & Wholesale — 0.7%
H&E Equipment Services, Inc. 5.625%, 09/01/25	1,000	1,009,790

Diversified Financial Services — 1.2%
LPL Holdings, Inc. 4.625%, 11/15/27 144A @	700	691,250
Springleaf Finance Corp. 5.625%, 03/15/23	1,000	1,011,270

		1,702,520

Electric — 3.7%
Clearway Energy Operating LLC 4.750%, 03/15/28 144A @	700	713,958
NRG Energy, Inc. 5.250%, 06/15/29 144A @	1,150	1,207,500
Talen Energy Supply LLC 7.625%, 06/01/28 144A @	700	700,000
The AES Corp. 6.000%, 05/15/26	1,000	1,038,750
Vistra Operations Co., LLC 5.625%, 02/15/27 144A @	750	769,763
5.000%, 07/31/27 144A @	1,000	1,011,250

		5,441,221

Electrical Components & Equipment — 0.5%
WESCO Distribution, Inc. 7.125%, 06/15/25 144A @	350	368,596
7.250%, 06/15/28 144A @	350	370,125

		738,721

Electronics — 0.7%
Itron, Inc. 5.000%, 01/15/26 144A @	1,000	996,250

Energy-Alternate Sources — 1.1%
TerraForm Power Operating LLC 5.000%, 01/31/28 144A @	1,500	1,563,750

Entertainment — 2.1%
Churchill Downs, Inc. 5.500%, 04/01/27 144A @	750	734,100
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 02/15/23 144A @	1,050	887,250
Eldorado Resorts, Inc. 6.000%, 09/15/26	700	756,224
International Game Technology PLC 5.250%, 01/15/29 144A @	700	683,690

		3,061,264

	Par (000)	Value†

Environmental Control — 3.5%
Clean Harbors, Inc. 4.875%, 07/15/27 144A @	$750	$770,625
5.125%, 07/15/29 144A @	750	777,870
GFL Environmental, Inc. 5.125%, 12/15/26 144A @	1,050	1,086,750
Stericycle, Inc. 5.375%, 07/15/24 144A @	1,500	1,537,500
Waste Pro USA, Inc. 5.500%, 02/15/26 144A @	1,000	954,490

		5,127,235

Food — 4.3%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/27 144A @	700	700,000
4.875%, 02/15/30 144A @	700	716,191
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc. 5.500%, 01/15/30 144A @	1,500	1,537,500
Kraft Heinz Foods Co. 4.250%, 03/01/31 144A @	700	742,205
Lamb Weston Holdings, Inc. 4.875%, 11/01/26 144A @	1,000	1,035,000
4.875%, 05/15/28 144A @	500	529,755
Post Holdings, Inc. 5.750%, 03/01/27 144A @	1,000	1,032,500

		6,293,151

Gas — 0.7%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650% µ,•	1,000	955,000

Healthcare Products — 0.8%
Hill-Rom Holdings, Inc. 4.375%, 09/15/27 144A @	500	511,875
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A. 7.375%, 06/01/25 144A @	700	712,250

		1,224,125

Healthcare Services — 6.4%
Acadia Healthcare Co., Inc. 5.500%, 07/01/28 144A @	700	701,750
Centene Corp. 4.250%, 12/15/27	1,800	1,857,438
Charles River Laboratories International, Inc. 4.250%, 05/01/28 144A @	1,050	1,049,464
Encompass Health Corp. 4.750%, 02/01/30	1,400	1,337,000
HCA, Inc. 5.250%, 06/15/26	1,500	1,732,984
IQVIA, Inc. 5.000%, 10/15/26 144A @	1,000	1,028,700
Molina Healthcare, Inc. 4.375%, 06/15/28 144A @	700	699,125

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
Tenet Healthcare Corp. 4.625%, 07/15/24	$1,050	$1,028,780

		9,435,241

Household Products & Wares — 0.5%
The Scotts Miracle-Gro Co. 4.500%, 10/15/29	700	720,125

Insurance — 0.6%
CNO Financial Group, Inc. 5.250%, 05/30/25	750	830,079

Internet — 1.0%
Go Daddy Operating Co., LLC/GD Finance Co., Inc. 5.250%, 12/01/27 144A @	1,400	1,424,500

Iron & Steel — 2.1%
Alcoa Nederland Holdings BV 7.000%, 09/30/26 144A @	1,000	1,025,000
Cleveland-Cliffs, Inc. 9.875%, 10/17/25 144A @	700	734,265
Steel Dynamics, Inc. 5.000%, 12/15/26	1,300	1,375,926

		3,135,191

Lodging — 0.5%
Marriott International, Inc. 5.750%, 05/01/25	700	760,450

Machinery — Construction & Mining — 0.7%
Terex Corp. 5.625%, 02/01/25 144A @	1,050	955,500

Machinery — Diversified — 2.6%
Mueller Water Products, Inc. 5.500%, 06/15/26 144A @	1,000	1,035,000
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25 144A @	1,500	1,507,500
Stevens Holding Co., Inc. 6.125%, 10/01/26 144A @	1,200	1,254,000

		3,796,500

Media — 5.7%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 05/01/27 144A @	1,000	1,034,600
4.500%, 08/15/30 144A @	700	714,000
CSC Holdings LLC 6.500%, 02/01/29 144A @	2,150	2,351,562
DISH DBS Corp. 7.375%, 07/01/28 144A @	700	695,625
iHeartCommunications, Inc. 5.250%, 08/15/27 144A @	700	670,250
Nexstar Broadcasting, Inc. 5.625%, 07/15/27 144A @	700	694,792
Sinclair Television Group, Inc. 5.125%, 02/15/27 144A @	700	637,000

	Par (000)	Value†

Media — (continued)
Sirius XM Radio, Inc. 5.500%, 07/01/29 144A @	$750	$789,465
Ziggo Bond Co. BV 5.125%, 02/28/30 144A @	700	694,540

		8,281,834

Mining — 2.2%
Arconic Corp. 6.125%, 02/15/28 144A @	875	874,782
Freeport-McMoRan, Inc. 5.000%, 09/01/27	700	703,281
Kaiser Aluminum Corp. 4.625%, 03/01/28 144A @	700	669,424
Novelis Corp. 5.875%, 09/30/26 144A @	1,000	998,750

		3,246,237

Miscellaneous Manufacturing — 1.2%
Amsted Industries, Inc. 4.625%, 05/15/30 144A @	1,050	1,038,314
FXI Holdings, Inc. 12.250%, 11/15/26 144A @	688	668,220

		1,706,534

Oil & Gas — 7.5%
Comstock Resources, Inc. 9.750%, 08/15/26	350	326,375
9.750%, 08/15/26	700	654,500
Continental Resources, Inc. 4.375%, 01/15/28	1,050	924,231
Denbury Resources, Inc. 9.000%, 05/15/21 144A @	2,200	841,500
Diamondback Energy, Inc. 4.750%, 05/31/25	700	749,019
Endeavor Energy Resources LP/EER Finance, Inc. 6.625%, 07/15/25 144A @	875	881,843
EQT Corp. 7.000%, 02/01/30	1,050	1,081,531
Hilcorp Energy I LP/Hilcorp Finance Co. 6.250%, 11/01/28 144A @	700	561,750
MEG Energy Corp. 6.500%, 01/15/25 144A @	1,300	1,213,056
Parkland Corp. 5.875%, 07/15/27 144A @	1,150	1,193,125
PBF Holding Co., LLC/PBF Finance Corp. 9.250%, 05/15/25 144A @	700	747,250
Sunoco LP/Sunoco Finance Corp. 6.000%, 04/15/27	700	693,000
Transocean, Inc. 8.375%, 12/15/21	1,500	1,050,000

		10,917,180

Packaging and Containers — 1.6%
Berry Global, Inc. 5.625%, 07/15/27 144A @	750	768,750

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
Mauser Packaging Solutions Holding Co. 7.250%, 04/15/25 144A @	$700	$634,739
TriMas Corp. 4.875%, 10/15/25 144A @	1,000	1,002,200

		2,405,689

Pharmaceuticals — 1.3%
Bausch Health Cos., Inc. 6.250%, 02/15/29 144A @	700	703,500
Elanco Animal Health, Inc. 5.650%, 08/28/28	1,050	1,164,240

		1,867,740

Pipelines — 1.8%
Energy Transfer Operating LP (UST Yield Curve CMT 5 Yr + 5.306%) 7.125% µ,•	1,300	1,111,500
ONEOK, Inc. 5.850%, 01/15/26	1,400	1,597,909

		2,709,409

Real Estate — 2.4%
Greystar Real Estate Partners LLC 5.750%, 12/01/25 144A @	750	753,900
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.750%, 02/01/27	1,000	1,025,000
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, 10/15/27	700	719,250
Realogy Group LLC/Realogy Co-Issuer Corp. 7.625%, 06/15/25 144A @	1,050	1,050,210

		3,548,360

Retail — 6.4%
Bed Bath & Beyond, Inc. 5.165%, 08/01/44	1,050	593,670
Burlington Coat Factory Warehouse Corp. 6.250%, 04/15/25 144A @	700	731,500
Ferrellgas LP/Ferrellgas Finance Corp. 10.000%, 04/15/25 144A @	700	754,250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.250%, 06/01/26 144A @	1,000	1,025,000
Lithia Motors, Inc. 5.250%, 08/01/25 144A @	700	700,000
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,084,125
New Red Finance, Inc. 4.250%, 05/15/24 144A @	1,000	1,001,770
5.000%, 10/15/25 144A @	750	745,582
QVC, Inc. 4.750%, 02/15/27	750	725,250
Yum! Brands, Inc. 7.750%, 04/01/25 144A @	1,200	1,294,500

	Par (000)	Value†

Retail — (continued)
Yum! Brands, Inc. 4.750%, 01/15/30 144A @	$700	$710,500

		9,366,147

Semiconductors — 2.8%
Broadcom, Inc. 4.700%, 04/15/25 144A @	1,400	1,577,484
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.400%, 05/01/30 144A @	1,400	1,506,328
Sensata Technologies BV 5.625%, 11/01/24 144A @	1,000	1,060,000

		4,143,812

Software — 0.5%
ACI Worldwide, Inc. 5.750%, 08/15/26 144A @	750	781,313

Telecommunications — 5.2%
Altice France France S.A. 5.500%, 01/15/28 144A @	1,000	1,010,000
CommScope, Inc. 7.125%, 07/01/28 144A @	700	698,320
Connect Finco SARL/Connect US Finco LLC 6.750%, 10/01/26 144A @	700	663,250
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	1,034,200
Level 3 Financing, Inc. 4.625%, 09/15/27 144A @	1,050	1,057,875
T-Mobile USA, Inc. 2.550%, 02/15/31 144A @	700	702,464
Telesat Canada/Telesat LLC 4.875%, 06/01/27 144A @	700	686,000
ViaSat, Inc. 5.625%, 09/15/25 144A @	700	670,250
5.625%, 04/15/27 144A @	1,050	1,074,937

		7,597,296

Transportation — 1.2%
Cargo Aircraft Management, Inc. 4.750%, 02/01/28 144A @	700	693,875
IAA, Inc. 5.500%, 06/15/27 144A @	1,000	1,031,620

		1,725,495

TOTAL CORPORATE BONDS (Cost $134,831,401)		136,313,255

LOAN AGREEMENTS — 1.0%‡
Insurance — 1.0%
Asurion LLC (1 M LIBOR + 6.500%) 6.678%, 08/04/25• (Cost $1,494,965)	1,495	1,483,787

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

High Yield Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $3,864,361)	3,864,361	$3,864,361

TOTAL INVESTMENTS — 99.1% (Cost $143,948,456)		145,121,753

Other Assets & Liabilities — 0.9%		1,293,630

TOTAL NET ASSETS — 100.0%		$146,415,383

µ	Perpetual security with no stated maturity date.
(1)	The value of this security was determined using significant unobservable inputs.
†	See Security Valuation Note.
‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2020. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2020, the aggregate value of Rule 144A securities was $99,964,023, which represents 68.3% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

CLO — Collateralized Loan Obligation.

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

UST — US Treasury.

LP — Limited Partnership.

M — Month.

PLC — Public Limited Company.

Yr — Year.

Country Weightings as of 06/30/2020 ††
United States	89%
Canada	5
Cayman Islands	3
Bermuda	1
France	1
Netherlands	1

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$1,345,528	$—	$1,345,528	$—
COMMON STOCKS	—	—	—	—
PREFERRED STOCKS	2,114,822	2,114,822	—	—
CORPORATE BONDS	136,313,255	—	136,313,255	—
LOAN AGREEMENTS	1,483,787	—	1,483,787	—
SHORT-TERM INVESTMENTS	3,864,361	3,864,361	—	—

TOTAL INVESTMENTS	$145,121,753	$5,979,183	$139,142,570	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.4%
Continental Airlines Pass Through Trust, Series 2012-1 Class A 4.150%, 10/11/25	$1,449	$1,357,233
Domino’s Pizza Master Issuer LLC 4.118%, 07/25/47, Series 2017-1A A23 144A @	4,890	5,273,461
4.116%, 07/25/48, Series 2018-1A A2I 144A @	4,593	4,889,632
3.668%, 10/25/49, Series 2019-1A A2 144A @	2,204	2,308,810
Wendy’s Funding LLC, Series 2018-1A A21 3.573%, 03/15/48 144A @	3,131	3,244,840

TOTAL ASSET BACKED SECURITIES (Cost $16,151,484)		17,073,976

	Number of Shares
COMMON STOCKS — 65.9%
Auto Parts & Equipment — 0.5%
Aptiv PLC	263,088	20,499,817

Banks — 0.5%
The PNC Financial Services Group, Inc.	191,525	20,150,345

Beverages — 1.7%
Keurig Dr Pepper, Inc.	2,577,447	73,199,495

Chemicals — 1.3%
Linde PLC	259,480	55,038,303

Commercial Services — 1.8%
Global Payments, Inc.	455,998	77,346,381

Diversified Financial Services — 3.9%
CME Group, Inc.	191,900	31,191,426
Intercontinental Exchange, Inc.	705,531	64,626,639
Visa, Inc., Class A	360,334	69,605,719

		165,423,784

Electric — 7.7%
Alliant Energy Corp.	523,802	25,058,688
Ameren Corp.	992,993	69,866,988
American Electric Power Co., Inc.	1,593,640	126,917,489
Exelon Corp.	1,219,382	44,251,373
NextEra Energy, Inc.	103,037	24,746,396
Xcel Energy, Inc.	620,524	38,782,750

		329,623,684

Electronics — 5.2%
Fortive Corp.	1,528,021	103,385,901
PerkinElmer, Inc.	665,446	65,273,598
Roper Technologies, Inc.	81,146	31,505,746
TE Connectivity Ltd.	273,481	22,302,376

		222,467,621

Environmental Control — 0.5%
Waste Connections, Inc.	226,905	21,281,420

	Number of Shares	Value†

Gas — 2.1%
Atmos Energy Corp.	339,149	$33,772,457
NiSource, Inc.	2,426,362	55,175,472

		88,947,929

Healthcare Products — 6.6%
Alcon, Inc.*	639,586	36,750,118
Avantor, Inc.*	1,000,481	17,008,177
Boston Scientific Corp.*	786,529	27,615,033
Danaher Corp.	510,985	90,357,478
Envista Holdings Corp.*	1,244,300	26,242,287
Thermo Fisher Scientific, Inc.	226,911	82,218,932

		280,192,025

Healthcare Services — 3.9%
Humana, Inc.	248,102	96,201,551
UnitedHealth Group, Inc.	237,659	70,097,522

		166,299,073

Insurance — 2.8%
Marsh & McLennan Cos., Inc.	1,092,435	117,294,746

Internet — 6.2%
Alphabet, Inc., Class A*	4,602	6,525,866
Alphabet, Inc., Class C*	74,398	105,169,757
Amazon.com, Inc.*	32,937	90,867,254
Facebook, Inc., Class A*	268,800	61,036,416

		263,599,293

Lodging — 2.2%
Hilton Worldwide Holdings, Inc.	889,595	65,340,753
Marriott International, Inc., Class A	335,296	28,744,926

		94,085,679

Machinery — Diversified — 1.0%
Ingersoll Rand, Inc.*	1,578,545	44,388,685

Miscellaneous Manufacturing — 3.7%
General Electric Co.	22,911,659	156,486,631

Pharmaceuticals — 2.6%
Becton Dickinson and Co.	464,238	111,078,226

Retail — 1.5%
Yum! Brands, Inc.	748,252	65,030,581

Semiconductors — 2.7%
Maxim Integrated Products, Inc.	632,213	38,318,430
NXP Semiconductors N.V.	686,944	78,339,094

		116,657,524

Software — 7.5%
Fiserv, Inc.*	1,055,313	103,019,655
Microsoft Corp.	1,066,100	216,962,011

		319,981,666

TOTAL COMMON STOCKS (Cost $2,495,745,530)		2,809,072,908

PREFERRED STOCKS — 4.7%
Auto Manufacturers — 0.5%
Waymo LLC, Series A-2, CONV*#(1)	245,568	21,086,237

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
PREFERRED STOCKS — (continued)
Banks — 1.1%
JPMorgan Chase & Co., Series DD	14,809	$391,254
US Bancorp, Series K	113,902	2,972,842
US Bancorp, Series F•	31,700	826,736
Wells Fargo & Co., Series L, CONV	35,325	45,816,525

		50,007,357

Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series C	64,192	1,636,254
The Charles Schwab Corp., Series D	12,000	310,560

		1,946,814

Electric — 1.6%
Alabama Power Co., Series A	97,206	2,500,138
American Electric Power Co., Inc., CONV	99,244	4,804,402
CMS Energy Corp. 2078	434,600	11,117,068
CMS Energy Corp. 2079	577,700	15,141,517
DTE Energy Co., Series E	336,678	8,457,351
Duke Energy Corp.	329,418	8,739,460
NextEra Energy, Inc., CONV	244,825	10,392,821
SCE Trust III, Series H (3 M ICE LIBOR + 2.990%)•	8,337	180,580
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)•	311,544	6,336,805

		67,670,142

Electronics — 0.2%
Fortive Corp., Series A, CONV#	9,921	8,544,064

Gas — 0.2%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)•	293,640	7,578,848

Healthcare Products — 1.0%
Avantor, Inc., Series A, CONV	496,016	28,471,319
Boston Scientific Corp., Series A, CONV*	135,006	14,133,778

		42,605,097

Internet — 0.1%
Aurora Innovation, Inc., Series B, CONV*#,(1)	354,540	3,276,056

TOTAL PREFERRED STOCKS (Cost $200,470,654)		202,714,615

	Par (000)	Value†
CORPORATE BONDS — 11.4%
Airlines — 0.1%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, 06/20/27 144A @	$2,955	2,962,387
U.S. Airways Pass Through Trust 6.750%, 12/03/22, Series 2012-2 Class B#	354	286,133
5.375%, 05/15/23, Series 2013-1 Class B	3	2,826
6.250%, 10/22/24, Series 2010-1 Class A	1,035	882,624
4.625%, 12/03/26, Series 2012-2 Class A	165	139,459

	Par (000)	Value†

Airlines — (continued)
3.950%, 05/15/27, Series 2013-1 Class A	$3	$2,551

		4,275,980

Banks — 0.4%
State Street Corp., Series F (3 M ICE LIBOR + 3.597%) 5.250%,•µ	4,360	4,161,838
The Bank of New York Mellon Corp.,
(3 M ICE LIBOR + 3.420%) 3.726% , Series E•µ	5,000	4,743,500
(3 M ICE LIBOR + 3.131%) 4.625% , Series F•µ	2,510	2,470,844
The PNC Financial Services Group, Inc., Series S (3 M ICE LIBOR + 3.300%) 5.000%,•µ	5,235	5,310,909

		16,687,091

Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	783,981

Commercial Services — 0.4%
Korn Ferry 4.625%, 12/15/27 144A @	1,405	1,362,850
Refinitiv US Holdings, Inc. 6.250%, 05/15/26 144A @	5,610	5,946,600
8.250%, 11/15/26 144A @	6,535	7,077,209
Service Corp. International 5.375%, 05/15/24	3,650	3,718,437

		18,105,096

Entertainment — 1.0%
Cedar Fair LP 5.250%, 07/15/29 144A @	7,940	7,185,700
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/24	9,302	8,807,878
5.375%, 04/15/27	7,320	6,551,400
Six Flags Entertainment Corp. 4.875%, 07/31/24 144A @	9,058	8,106,910
5.500%, 04/15/27 144A @	9,944	8,887,450
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 144A @	1,910	1,974,462

		41,513,800

Gas — 0.1%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%,•µ	5,825	5,562,875

Healthcare Products — 1.4%
Avantor, Inc. 6.000%, 10/01/24 144A @	8,880	9,279,600
9.000%, 10/01/25 144A @	36,458	39,192,350
Hologic, Inc. 4.375%, 10/15/25 144A @	4,045	4,084,600
Teleflex, Inc.
4.875%, 06/01/26	4,245	4,372,350
4.625%, 11/15/27	2,880	3,044,765

		59,973,665

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Insurance — 0.3%
HUB International Ltd. 7.000%, 05/01/26 144A @	$9,722	$9,701,584
USI, Inc. 6.875%, 05/01/25 144A @	3,789	3,822,154

		13,523,738

Internet — 2.1%
Netflix, Inc. 5.500%, 02/15/22	1,100	1,147,025
5.875%, 02/15/25	6,510	7,193,550
4.375%, 11/15/26	15,365	15,982,212
4.875%, 04/15/28	17,923	19,164,526
5.875%, 11/15/28	25,165	28,656,644
6.375%, 05/15/29	13,850	16,066,000

		88,209,957

Lodging — 0.1%
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	2,445	2,372,139
Marriott International, Inc., Series R 3.125%, 06/15/26	1,290	1,254,797
Marriott International, Inc. (3 M ICE LIBOR + 0.650%) 0.968%, 03/08/21•	1,435	1,421,209

		5,048,145

Machinery — Diversified — 0.1%
Welbilt, Inc. 9.500%, 02/15/24	3,543	3,383,565
Xylem, Inc. 4.875%, 10/01/21	415	436,794

		3,820,359

Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 144A @ 4.000%, 03/01/23	5,250	5,263,125
5.875%, 04/01/24	6,107	6,297,844
5.125%, 05/01/27	15,425	15,958,705
5.000%, 02/01/28	22,611	23,345,857
Sirius XM Radio, Inc. 3.875%, 08/01/22 144A @	630	634,794
4.625%, 05/15/23 144A @	3,630	3,649,965

		55,150,290

Miscellaneous Manufacturing — 0.6%
General Electric Co., Series D (3 M ICE LIBOR + 3.330%) 5.000%,•µ	31,505	24,607,925

Packaging and Containers — 0.2%
Reynolds Group Issuer, Inc. (3 M ICE LIBOR + 3.500%) 4.719%, 07/15/21 144A @,•	4,375	4,342,187
5.125%, 07/15/23 144A @	4,145	4,176,461

		8,518,648

	Par (000)	Value†

Pharmaceuticals — 0.1%
Elanco Animal Health, Inc. 4.662%, 08/27/21	$4,225	$4,309,500

Pipelines — 0.1%
NuStar Logistics LP 4.800%, 09/01/20	2,380	2,380,000

Real Estate — 0.3%
SBA Communications Corp. 4.000%, 10/01/22	8,045	8,125,450
4.875%, 09/01/24	3,085	3,158,269
3.875%, 02/15/27 144A @	2,085	2,077,181

		13,360,900

Retail — 1.8%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.000%, 06/01/24 144A @	8,668	8,830,525
5.250%, 06/01/26 144A @	12,038	12,338,950
4.750%, 06/01/27 144A @	16,795	17,214,875
Yum! Brands, Inc. 3.875%, 11/01/20	6,890	6,890,000
3.750%, 11/01/21	11,215	11,299,113
3.875%, 11/01/23	4,905	5,022,720
4.750%, 01/15/30 144A @	1,300	1,319,500
6.875%, 11/15/37	3,540	3,805,500
5.350%, 11/01/43	8,185	7,857,600

		74,578,783

Semiconductors — 0.2%
Sensata Technologies BV 4.875%, 10/15/23 144A @	2,595	2,693,662
5.625%, 11/01/24 144A @	880	932,800
5.000%, 10/01/25 144A @	3,150	3,353,805
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	2,000	2,075,000

		9,055,267

Software — 0.7%
Solera LLC/Solera Finance, Inc. 10.500%, 03/01/24 144A @	28,991	29,498,343

Telecommunications — 0.1%
Level 3 Financing, Inc. 5.375%, 08/15/22	2,942	2,944,648
T-Mobile USA, Inc. 6.000%, 03/01/23	1,770	1,777,151
6.500%, 01/15/26	845	883,118

		5,604,917

TOTAL CORPORATE BONDS (Cost $476,458,636)		484,569,260

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — 10.5%‡
Airlines — 0.2%
Mileage Plus Holdings, Inc. 0.000%, 06/25/27×	$6,485	$6,433,639

Chemicals — 0.0%
HB Fuller Co. (1 M ICE LIBOR + 2.000%) 2.190%, 10/21/24•	1,831	1,763,823

Commercial Services — 2.5%
Financial & Risk US Holdings, Inc. (1 M ICE LIBOR + 3.250%) 3.428%, 10/01/25•	108,218	105,593,673
Gartner, Inc. (1 M ICE LIBOR + 1.500%) 1.678%, 03/21/22•	270	266,130

		105,859,803

Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M ICE LIBOR + 4.250%) 5.322%, 10/01/26•	13,978	13,354,627

Entertainment — 0.3%
Alpha Topco. Ltd. — Delta 2 (Lux) Sarl (3 M ICE LIBOR + 2.500%) 3.500%, 02/01/24•	14,835	14,084,052

Environmental Control — 0.0%
Filtration Group Corp. (1 M ICE LIBOR + 3.000%) 3.178%, 03/29/25•	1,691	1,605,980

Healthcare — 0.3%
CPI Holdco LLC (1 M ICE LIBOR + 4.250%) 4.428%, 11/04/26•	1,257	1,206,576
Loire US Holdco 1, Inc. (1 M ICE LIBOR + 3.500%) 3.674%, 04/21/27•	12,465	11,950,819

		13,157,395

Household Products & Wares — 0.0%
Prestige Brands, Inc. (1 M ICE LIBOR + 2.000%) 2.178%, 01/26/24•	208	203,594

Insurance — 2.4%
Alliant Holdings Intermediate LLC (1 M ICE LIBOR + 2.750%) 2.928%, 05/09/25•	783	740,478
AmWINS Group, Inc. (1 M ICE LIBOR + 6.750%) 3.750%, 01/25/24•	1,220	1,183,504
HUB International Ltd. (3 M ICE LIBOR + 3.000%) 4.020%, 04/25/25•	67,031	63,624,050
(3 M ICE LIBOR + 4.000%) 5.000%, 04/25/25•	15,100	14,812,684

	Par (000)	Value†

Insurance — (continued)
USI, Inc. (3 M ICE LIBOR + 3.000%) 3.308%, 05/16/24•	$18,692	$17,701,530
(3 M ICE LIBOR + 4.000%) 4.500%, 12/02/26•	4,325	4,191,660

		102,253,906

Leisure Time — 0.1%
Life Time, Inc. (3 M ICE LIBOR + 2.750%) 3.750%, 06/10/22•	5,437	4,801,747

Lodging — 0.1%
Four Seasons Hotels Ltd. (1 M ICE LIBOR + 2.000%) 2.178%, 11/30/23•	3,075	2,906,238

Machinery — Diversified — 0.4%
Gardner Denver, Inc. 0.000%, 03/01/27×	1,230	1,193,100
Vertical Us Newco, Inc. 0.000%, 06/30/27×	12,815	12,622,775
Welbilt, Inc. (1 M ICE LIBOR + 2.500%) 2.678%, 10/23/25•	1,825	1,569,500

		15,385,375

Pharmaceuticals — 0.2%
NVA Holdings, Inc. (1 M ICE LIBOR + 2.250%) 2.438%, 01/01/30(1),•	9,100	8,918,000

Software — 3.7%
Azalea TopCo, Inc. (3 M ICE LIBOR + 3.500%) 4.260%, 07/27/26•	11,505	11,131,018
Cypress Intermediate Holdings III, Inc. (1 M ICE LIBOR + 3.000%) 4.000%, 04/29/24•	40,754	39,310,179
Kronos, Inc. (1 M ICE LIBOR + 3.000%) 3.179%, 11/01/23•	45,845	45,744,573
The Ultimate Software Group, Inc. 0.000%, 05/03/27×	1,825	1,852,375
The Ultimate Software Group, Inc. 0.000%, 05/04/26×	57,610	56,827,080
The Ultimate Software Group, Inc. (1 M ICE LIBOR + 3.750%) 3.928%, 05/04/26•	1,752	1,694,235

		156,559,460

TOTAL LOAN AGREEMENTS (Cost $454,849,476)		447,287,639

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 10.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%)	29,871,714	$29,871,714
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.140%)	401,155,216	401,155,216

TOTAL SHORT-TERM INVESTMENTS (Cost $431,026,930)		431,026,930

TOTAL INVESTMENTS — 103.0% (Cost $4,074,702,710)		4,391,745,328

Other Assets & Liabilities — (3.0)%		(127,943,201)

TOTAL NET ASSETS — 100.0%		$4,263,802,127

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options

TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(17,605,835))	(47,972)	$(29,004,020)

†	See Security Valuation Note.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2020, the aggregate value of restricted securities was $33,192,490 which represented 0.8% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Investment	Date of Acquisition	Cost	Value
Aurora Innovation, Inc., Series B	3/1/2019	$3,276,056	$3,276,056
Fortive Corp., Series A	6/27/2018	9,921,000	8,544,064
U.S. Airways Pass Through Trust, Series 2012-2 Class B	11/29/2012	354,263	286,133
Waymo LLC, Series A-2	5/8/2020	21,086,237	21,086,237

Total		$34,637,556	$33,192,490

(1)	The value of this security was determined using significant unobservable inputs.
×	This loan will settle after June 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
µ	Perpetual security with no stated maturity date.
*	Non-income producing security.
144A @

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At June 30, 2020, the aggregate value of Rule 144A securities was $269,304,178, which represents 6.3% of the Fund’s net assets.

•

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡

Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2020. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CMT — Constant Maturity Treasury.

CONV — Convertible Security.

ICE — Intercontinental Exchange.

LIBOR — London Interbank Offered Rate.

LLC — Limited Liability Company.

LP — Limited Partnership.

M — Month.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

Yr — Year.

UST — US Treasury.

Country Weightings as of 06/30/2020 ††
United States	94%
Netherlands	2
Canada	1
Luxembourg	1
Switzerland	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2020.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
ASSET BACKED SECURITIES	$17,073,976	$—	$17,073,976	$—
COMMON STOCK
Auto Parts & Equipment	20,499,817	20,499,817	—	—
Banks	20,150,345	20,150,345	—	—
Beverages	73,199,495	73,199,495	—	—
Chemicals	55,038,303	55,038,303	—	—
Commercial Services	77,346,381	77,346,381	—	—
Diversified Financial Services	165,423,784	165,423,784	—	—
Electric	329,623,684	329,623,684	—	—
Electronics	222,467,621	222,467,621	—	—
Environmental Control	21,281,420	21,281,420	—	—
Gas	88,947,929	88,947,929	—	—
Healthcare Products	280,192,025	243,441,907	36,750,118	—
Healthcare Services	166,299,073	166,299,073	—	—
Insurance	117,294,746	117,294,746	—	—
Internet	263,599,293	263,599,293	—	—
Lodging	94,085,679	94,085,679	—	—
Machinery - Diversified	44,388,685	44,388,685	—	—
Miscellaneous Manufacturing	156,486,631	156,486,631	—	—
Pharmaceuticals	111,078,226	111,078,226	—	—
Retail	65,030,581	65,030,581	—	—
Semiconductors	116,657,524	116,657,524	—	—
Software	319,981,666	319,981,666	—	—

TOTAL COMMON STOCKS	2,809,072,908	2,772,322,790	36,750,118	—

PREFERRED STOCKS
Auto Manufacturers	21,086,237	—	—	21,086,237
Banks	50,007,357	50,007,357	—	—
Diversified Financial Services	1,946,814	1,946,814	—	—
Electric	67,670,142	67,670,142	—	—
Electronics	8,544,064	8,544,064	—	—
Gas	7,578,848	7,578,848	—	—
Healthcare Products	42,605,097	42,605,097	—	—
Internet	3,276,056	—	—	3,276,056

TOTAL PREFERRED STOCKS	202,714,615	178,352,322	—	24,362,293

CORPORATE BONDS	484,569,260	—	484,569,260	—
LOAN AGREEMENTS	447,287,639	—	438,369,639	8,918,000
SHORT-TERM INVESTMENTS	431,026,930	431,026,930	—	—

TOTAL INVESTMENTS	$4,391,745,328	$3,381,702,042	$976,762,993	$33,280,293

LIABILITIES TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Written Options	$(29,004,020)	$(29,004,020)	$—	$—

TOTAL LIABILITIES - OTHER FINANCIAL INSTRUMENTS	$(29,004,020)	$(29,004,020)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.

An amount of $848,177 was transferred from Level 3 into Level 2 at 6/30/20 due to an increase in trading activities at period end.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

Open written options contracts held by the Fund at June 30, 2020 are as follows:

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	82	$12,300,000	$1,500	1/15/2021	$(707,660)
Alphabet, Inc.	24	4,176,000	1,740	1/15/2021	(51,120)
Alphabet, Inc.	24	4,224,000	1,760	1/15/2021	(51,120)
Alphabet, Inc.	24	4,272,000	1,780	1/15/2021	(34,800)
Alphabet, Inc.	24	4,320,000	1,800	1/15/2021	(36,960)
American Electric Power Co., Inc.	1,180	12,390,000	105	1/15/2021	(29,500)
American Electric Power Co., Inc.	354	4,071,000	115	1/15/2021	(1,770)
Aptiv PLC	261	2,610,000	100	1/15/2021	(120,060)
Aptiv PLC	261	2,544,750	98	1/15/2021	(127,890)
Avantor, Inc.	365	547,500	15	1/15/2021	(127,750)
Avantor, Inc.	541	1,082,000	20	1/15/2021	(62,215)
Avantor, Inc.	541	1,217,250	23	1/15/2021	(29,755)
Becton Dickinson and Co.	532	15,960,000	300	1/15/2021	(101,080)
Becton Dickinson and Co.	73	1,898,000	260	1/15/2021	(88,330)
Becton Dickinson and Co.	73	1,971,000	270	1/15/2021	(51,100)
Becton Dickinson and Co.	109	3,052,000	280	1/15/2021	(54,500)
CME Group, Inc.	161	27,370	170	1/15/2021	(193,200)
CME Group, Inc.	161	28,175	175	1/15/2021	(155,848)
CME Group, Inc.	161	28,980	180	1/15/2021	(125,580)
CME Group, Inc.	161	29,785	185	1/15/2021	(112,700)
Danaher Corp.	208	3,848,000	185	1/15/2021	(210,080)
Danaher Corp.	318	6,042,000	190	1/15/2021	(241,680)
Danaher Corp.	109	1,635,000	150	1/15/2021	(349,345)
Danaher Corp.	109	1,744,000	160	1/15/2021	(265,960)
Danaher Corp.	109	1,962,000	180	1/15/2021	(129,710)
Facebook, Inc.	205	5,432,500	265	1/15/2021	(208,895)
Facebook, Inc.	205	5,535,000	270	1/15/2021	(199,055)
Facebook, Inc.	205	5,637,500	275	1/15/2021	(176,300)
Facebook, Inc.	146	2,847,000	195	1/15/2021	(618,310)
Facebook, Inc.	146	2,920,000	200	1/15/2021	(603,710)
General Electric Co.	20,691	31,036,500	15	1/15/2021	(103,455)
General Electric Co.	3,653	2,922,400	8	1/15/2021	(263,016)
Global Payments, Inc.	109	2,016,500	185	12/18/2020	(118,810)
Global Payments, Inc.	109	2,125,500	195	12/18/2020	(81,750)
Hilton Worldwide Holdings, Inc.	106	1,325,000	125	1/15/2021	(1,060)
Hilton Worldwide Holdings, Inc.	106	1,378,000	130	1/15/2021	(2,650)
Hilton Worldwide Holdings, Inc.	37	323,750	88	1/15/2021	(17,390)
Hilton Worldwide Holdings, Inc.	37	333,000	90	1/15/2021	(14,800)
Humana, Inc.	72	2,664,000	370	1/15/2021	(362,160)
Humana, Inc.	72	2,736,000	380	1/15/2021	(325,440)
Humana, Inc.	54	2,268,000	420	1/15/2021	(135,540)
Humana, Inc.	54	2,322,000	430	1/15/2021	(110,160)
Ingersoll Rand, Inc.	1,079	3,776,500	35	12/18/2020	(102,505)
Intercontinental Exchange, Inc.	216	2,160,000	100	1/15/2021	(79,920)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Flexibly Managed Fund

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Intercontinental Exchange, Inc.	216	$2,268,000	$105	1/15/2021	$(47,520)
Keurig Dr Pepper, Inc.	730	2,190,000	30	10/16/2020	(77,380)
Keurig Dr Pepper, Inc.	730	2,263,000	31	10/16/2020	(40,150)
Keurig Dr Pepper, Inc.	727	2,108,300	29	10/16/2020	(98,145)
Microsoft Corp.	1,893	31,234,500	165	1/15/2021	(8,367,060)
Microsoft Corp.	2,100	35,700,000	170	1/15/2021	(8,574,300)
NextEra Energy, Inc.	82	2,542,000	310	1/15/2021	(9,430)
NextEra Energy, Inc.	81	2,592,000	320	1/15/2021	(6,480)
NXP Semiconductors N.V.	923	12,922,000	140	1/15/2021	(512,265)
NXP Semiconductors N.V.	91	1,137,500	125	1/15/2021	(100,191)
NXP Semiconductors N.V.	91	1,046,500	115	1/15/2021	(140,595)
PerkinElmer, Inc.	144	1,584,000	110	12/18/2020	(48,960)
PerkinElmer, Inc.	144	1,656,000	115	12/18/2020	(36,720)
Roper Technologies, Inc.	67	2,881,000	430	8/21/2020	(2,345)
Roper Technologies, Inc.	72	2,664,000	370	11/20/2020	(280,800)
Roper Technologies, Inc.	72	2,808,000	390	11/20/2020	(198,000)
Roper Technologies, Inc.	72	3,024,000	420	11/20/2020	(95,760)
Roper Technologies, Inc.	72	3,168,000	440	11/20/2020	(42,480)
Thermo Fisher Scientific, Inc.	357	14,280,000	400	1/15/2021	(481,950)
Thermo Fisher Scientific, Inc.	68	2,516,000	370	1/15/2021	(178,568)
Thermo Fisher Scientific, Inc.	68	2,652,000	390	1/15/2021	(112,200)
UnitedHealth Group, Inc.	72	2,304,000	320	1/15/2021	(129,312)
UnitedHealth Group, Inc.	72	2,376,000	330	1/15/2021	(95,400)
Visa, Inc.	639	14,697,000	230	1/15/2021	(237,708)
Visa, Inc.	639	15,336,000	240	1/15/2021	(132,912)
Visa, Inc.	476	11,186,000	235	1/15/2021	(107,100)
Visa, Inc.	73	1,350,500	185	1/15/2021	(155,125)
Visa, Inc.	73	1,423,500	195	1/15/2021	(124,100)
Visa, Inc.	146	2,920,000	200	1/15/2021	(202,940)
Visa, Inc.	510	107,100	210	1/15/2021	(468,180)
Visa, Inc.	183	40,260	220	1/15/2021	(113,460)
Visa, Inc.	111	23,865	215	1/15/2021	(83,805)
Xcel Energy, Inc.	623	4,049,500	65	10/16/2020	(146,405)
Xcel Energy, Inc.	260	1,560,000	60	10/16/2020	(127,400)
Xcel Energy, Inc.	579	4,053,000	70	12/18/2020	(86,850)
Xcel Energy, Inc.	292	2,190,000	75	12/18/2020	(20,440)
Yum! Brands, Inc.	579	5,790,000	100	1/15/2021	(170,805)
Yum! Brands, Inc.	218	2,071,000	95	1/15/2021	(98,100)
Yum! Brands, Inc.	360	3,780,000	105	1/15/2021	(68,040)

Total Written Options					$(29,004,020)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.9%
Penn Series Index 500 Fund* (Cost $23,637,321)	1,773,266	$46,938,350

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $25,586,176)	1,842,152	31,150,794

SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $29,107)	29,107	29,107

TOTAL INVESTMENTS — 99.7% (Cost $49,252,604)		78,118,251

Other Assets & Liabilities — 0.3%		229,706

TOTAL NET ASSETS — 100.0%		$78,347,957

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$46,938,350	$46,938,350	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,150,794	31,150,794	—	—
SHORT-TERM INVESTMENTS	29,107	29,107	—	—

TOTAL INVESTMENTS	$78,118,251	$78,118,251	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Aerospace & Defense — 0.5%
Teledyne Technologies, Inc.*	5,625	$1,749,094

Auto Manufacturers — 1.3%
Cummins, Inc.	9,600	1,663,296
Ferrari N.V.	16,410	2,806,274

		4,469,570

Auto Parts & Equipment — 0.5%
Aptiv PLC	23,128	1,802,134

Banks — 0.5%
The Goldman Sachs Group, Inc.	8,000	1,580,960

Biotechnology — 2.0%
Argenx S.E. ADR*	1,481	333,566
Incyte Corp.*	16,921	1,759,276
Vertex Pharmaceuticals, Inc.*	16,100	4,673,991

		6,766,833

Chemicals — 0.5%
Linde PLC	8,858	1,878,870

Commercial Services — 6.2%
Avalara, Inc.*	6,500	865,085
Cintas Corp.	8,739	2,327,720
Equifax, Inc.	13,291	2,284,457
Global Payments, Inc.	21,493	3,645,643
PayPal Holdings, Inc.*	34,996	6,097,353
S&P Global, Inc.	7,291	2,402,239
TransUnion	41,514	3,613,378

		21,235,875

Computers — 5.3%
Apple, Inc.	46,179	16,846,099
Crowdstrike Holdings, Inc., Class A*	12,592	1,262,852

		18,108,951

Diversified Financial Services — 7.0%
Ant International Co., Ltd., Class C*(1),#	189,827	1,332,585
Cboe Global Markets, Inc.	9,400	876,832
Mastercard, Inc., Class A	33,431	9,885,547
Tradeweb Markets, Inc., Class A	11,719	681,343
Visa, Inc., Class A	57,015	11,013,588
XP, Inc., Class A*	10,105	424,511

		24,214,406

Electric — 0.2%
Sempra Energy	4,436	520,032

Electronics — 1.7%
Fortive Corp.	33,575	2,271,685
Roper Technologies, Inc.	9,432	3,662,068

		5,933,753

Entertainment — 0.2%
DraftKings, Inc., Class A*	21,194	704,912

Healthcare Products — 2.9%
Alcon, Inc.*	27,478	1,578,864
Align Technology, Inc.*	1,422	390,254

	Number of Shares	Value†

Healthcare Products — (continued)
Intuitive Surgical, Inc.*	8,119	$4,626,450
Stryker Corp.	19,805	3,568,663

		10,164,231

Healthcare Services — 4.7%
Anthem, Inc.	12,195	3,207,041
Centene Corp.*	50,684	3,220,968
HCA Healthcare, Inc.	20,840	2,022,730
Humana, Inc.	2,700	1,046,925
UnitedHealth Group, Inc.	22,730	6,704,214

		16,201,878

Insurance — 1.0%
Chubb Ltd.	28,405	3,596,641

Internet — 30.9%
Alibaba Group Holding Ltd. ADR*	36,915	7,962,566
Alphabet, Inc., Class A*	7,038	9,980,236
Alphabet, Inc., Class C*	5,985	8,460,456
Amazon.com, Inc.*	13,575	37,450,982
Booking Holdings, Inc.*	1,728	2,751,564
Facebook, Inc., Class A*	75,335	17,106,318
IAC/interactivecorp.*	8,030	2,596,902
Match Group, Inc., Class A*	14,249	1,525,355
Netflix, Inc.*	18,613	8,469,660
Snap, Inc., Class A*	149,815	3,519,154
Spotify Technology S.A.*	13,100	3,382,289
TD Ameritrade Holding Corp.	8,994	327,202
Tencent Holdings Ltd.	48,300	3,094,963

		106,627,647

Lodging — 0.5%
Wynn Resorts Ltd.	20,927	1,558,852

Machinery — Diversified — 0.5%
Westinghouse Air Brake Technologies Corp.	27,364	1,575,345

Miscellaneous Manufacturing — 0.9%
General Electric Co.	233,700	1,596,171
Parker-Hannifin Corp.	8,300	1,521,141

		3,117,312

Pharmaceuticals — 1.7%
AbbVie, Inc.	17,900	1,757,422
Cigna Corp.	21,695	4,071,067

		5,828,489

Retail — 3.6%
CarMax, Inc.*	10,084	903,022
Carvana Co.*	15,944	1,916,469
Chipotle Mexican Grill, Inc.*	2,331	2,453,051
Dollarama, Inc.	19,946	663,496
Lululemon Athletica, Inc.*	10,737	3,350,051
Ross Stores, Inc.	36,318	3,095,746

		12,381,835

Semiconductors — 3.7%
Advanced Micro Devices, Inc.*	45,100	2,372,711

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
ASML Holding N.V.	11,322	$4,166,836
Marvell Technology Group Ltd.	94,115	3,299,672
NVIDIA Corp.	8,100	3,077,271

		12,916,490

Software — 22.1%
Activision Blizzard, Inc.	8,700	660,330
Adobe, Inc.*	6,200	2,698,922
Datadog, Inc., Class A*	21,100	1,834,645
Fidelity National Information Services, Inc.	45,582	6,112,090
Fiserv, Inc.*	43,529	4,249,301
Intuit, Inc.	17,530	5,192,211
Microsoft Corp.	150,585	30,645,553
MSCI, Inc.	2,229	744,085
Paycom Software, Inc.*	7,047	2,182,667
salesforce.com, Inc.*	37,416	7,009,139
Sea Ltd. ADR*	24,800	2,659,552
ServiceNow, Inc.*	9,557	3,871,159
Slack Technologies, Inc., Class A*	38,948	1,210,893
Snowflake, Inc., Class B*(1),#	807	31,288
Splunk, Inc.*	20,346	4,042,750
Stripe, Inc., Class B*(1),#	8,608	135,060
Temenos AG	10,681	1,660,083
Workday, Inc., Class A*	7,322	1,371,850

		76,311,578

Transportation — 0.8%
J.B. Hunt Transport Services, Inc.	12,092	1,455,151
Union Pacific Corp.	8,500	1,437,095

		2,892,246

TOTAL COMMON STOCKS (Cost $217,617,205)		342,137,934

PREFERRED STOCKS — 1.2%

Auto Manufacturers — 0.4%
Rivian Automotive, Series D, CONV*(1),#	91,993	988,373
Waymo LLC, Series A-2, CONV*#,(1)	3,737	320,886

		1,309,259

Electronics — 0.1%
GM Cruise, Class F, CONV*(1),#	27,200	496,400

Internet — 0.3%
Aurora Innovation, Inc., Series B, CONV*(1),#	27,730	256,233
Doordash, Series G, CONV*(1),#	1,381	316,982
Xiaoju Kuaizhi, Inc. (didi), Series A-17, CONV*(1),#	11,920	449,262

		1,022,477

Lodging — 0.2%
Airbnb, Inc., Series D, CONV*(1),#	9,999	549,945
Airbnb, Inc., Series E, CONV*(1),#	3,694	203,170

		753,115

	Number of Shares	Value†

Real Estate — 0.0%
WeWork Companies, Inc., Series E, CONV*(1),#	7,802	$0

Software — 0.2%
Magic Leap, Inc., Series C, CONV*(1),#	15,808	72,821
Magic Leap, Inc., Series D, CONV*(1),#	10,934	59,043
Uipath, Inc., Series D-1, CONV*(1),#	9,746	383,522
Uipath, Inc., Series D-2, CONV*(1),#	1,637	64,419

		579,805

TOTAL PREFERRED STOCKS (Cost $4,765,633)		4,161,056

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%)	1,186,336	1,186,336
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 0.140%)	6,905,824	6,905,824

TOTAL SHORT-TERM INVESTMENTS (Cost $8,092,160)		8,092,160

TOTAL INVESTMENTS — 102.8% (Cost $230,474,998)		354,391,150

Other Assets & Liabilities — (2.8)%		(9,656,607)

TOTAL NET ASSETS — 100.0%		$344,734,543

(1)	The value of this security was determined using significant unobservable inputs.
†	See Security Valuation Note.
*	Non-income producing security.
#

Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At June 30, 2020, the aggregate value of restricted securities was $5,659,989 which represented 1.6% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Growth Stock Fund

Investment	Date of Acquisition	Cost	Value
Airbnb, Inc., Series D	4/16/2014	$407,089	$549,945
Airbnb, Inc., Series E	7/14/2015	343,891	203,170
Ant International Co. Ltd., Class C	6/7/2018	1,064,929	1,332,585
Aurora Innovation, Inc., Series B	3/1/2019	256,233	256,233
Doordash, Series G	11/12/2019	261,972	316,982
GM Cruise, Class F	5/7/2019	496,400	496,400
Magic Leap, Inc., Series C	1/20/2016	364,106	72,821
Magic Leap, Inc., Series D	10/12/2017	295,218	59,043
Rivian Automotive, Series D	12/23/2019	988,373	988,373
Snowflake, Inc., Class B	3/17/2020	31,301	31,288
Stripe, Inc., Class B	12/17/2019	135,059	135,060
Uipath, Inc., Series D-2	4/26/2019	64,419	64,419
Uipath, Inc., Series D-1	4/26/2019	383,522	383,522
Waymo LLC, Series A-2	5/8/2020	320,886	320,886
WeWork Companies, Inc., Series E	6/23/2015	256,605	—
Xiaoju Kuaizhi, Inc., Series A-17	10/19/2015	326,920	449,262

Total		$5,996,923	$5,659,989

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

CONV — Convertible Security.

LLC — Limited Liability Company.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

Country Weightings as of 06/30/2020 ††
United States	89%
China	3
Switzerland	2
Canada	1
Italy	1
Netherlands	1
Sweden	1
Other	2

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,749,094	$1,749,094	$—	$—
Auto Manufacturers	4,469,570	4,469,570	—	—
Auto Parts & Equipment	1,802,134	1,802,134	—	—
Banks	1,580,960	1,580,960	—	—
Biotechnology	6,766,833	6,766,833	—	—
Chemicals	1,878,870	1,878,870	—	—
Commercial Services	21,235,875	21,235,875	—	—
Computers	18,108,951	18,108,951	—	—
Diversified Financial Services	24,214,406	22,881,821	—	1,332,585
Electric	520,032	520,032	—	—
Electronics	5,933,753	5,933,753	—	—
Entertainment	704,912	704,912	—	—
Healthcare Products	10,164,231	8,585,367	1,578,864	—
Healthcare Services	16,201,878	16,201,878	—	—
Insurance	3,596,641	3,596,641	—	—
Internet	106,627,647	103,532,684	3,094,963	—
Lodging	1,558,852	1,558,852	—	—
Machinery - Diversified	1,575,345	1,575,345	—	—
Miscellaneous Manufacturing	3,117,312	3,117,312	—	—
Pharmaceuticals	5,828,489	5,828,489	—	—
Retail	12,381,835	12,381,835	—	—
Semiconductors	12,916,490	12,916,490	—	—
Software	76,311,578	74,485,147	1,660,083	166,348
Transportation	2,892,246	2,892,246	—	—

TOTAL COMMON STOCKS	342,137,934	334,305,091	6,333,910	1,498,933

PREFERRED STOCKS	4,161,056	—	—	4,161,056
SHORT-TERM INVESTMENTS	8,092,160	8,092,160	—	—

TOTAL INVESTMENTS	$354,391,150	$342,397,251	$6,333,910	$5,659,989

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2019	$6,782,797
Change in Appreciation/(Depreciation)	(1,474,994)
Purchases	352,186

Balance as of 6/30/2020	$5,659,989

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.1%
Apparel — 5.6%
adidas AG*	3,584	$944,924
LVMH Moet Hennessy Louis Vuitton S.E.	2,072	914,774
NIKE, Inc., Class B	11,286	1,106,592
VF Corp.	7,016	427,555

		3,393,845

Beverages — 2.3%
PepsiCo, Inc.	10,653	1,408,966

Chemicals — 1.8%
Ecolab, Inc.	1,376	273,755
The Sherwin-Williams Co.	1,440	832,104

		1,105,859

Commercial Services — 3.3%
Equifax, Inc.	4,774	820,555
Moody’s Corp.	3,125	858,531
Verisk Analytics, Inc.	1,809	307,892

		1,986,978

Computers — 10.0%
Accenture PLC, Class A	12,044	2,586,088
Apple, Inc.	7,065	2,577,312
Cognizant Technology Solutions Corp., Class A	15,189	863,039

		6,026,439

Cosmetics & Personal Care — 3.7%
Colgate-Palmolive Co.	20,370	1,492,306
The Estee Lauder Cos., Inc., Class A	3,876	731,324

		2,223,630

Diversified Financial Services — 6.9%
Mastercard, Inc., Class A	2,338	691,347
The Blackstone Group, Inc., Class A	8,497	481,440
The Charles Schwab Corp.	26,345	888,880
Visa, Inc., Class A	10,931	2,111,541

		4,173,208

Electronics — 7.2%
Agilent Technologies, Inc.	11,311	999,553
Amphenol Corp., Class A	12,735	1,220,141
Fortive Corp.	14,335	969,906
Mettler-Toledo International, Inc.*	465	374,581
TE Connectivity Ltd.	9,177	748,384

		4,312,565

Healthcare Products — 8.7%
Abbott Laboratories	7,140	652,810
Boston Scientific Corp.*	33,801	1,186,753
Danaher Corp.	4,738	837,821
Stryker Corp.	6,055	1,091,050
Thermo Fisher Scientific, Inc.	4,062	1,471,825

		5,240,259

Household Products & Wares — 2.1%
Church & Dwight Co., Inc.	15,947	1,232,703

	Number of Shares	Value†

Insurance — 4.2%
Aon PLC, Class A	8,011	$1,542,918
Marsh & McLennan Cos., Inc.	9,089	975,886

		2,518,804

Internet — 9.3%
Alibaba Group Holding Ltd. ADR*	4,577	987,259
Alphabet, Inc., Class A*	2,768	3,925,162
Tencent Holdings Ltd.	10,300	660,003

		5,572,424

Machinery — Diversified — 2.1%
Nordson Corp.	2,880	546,365
Otis Worldwide Corp.	12,593	716,038

		1,262,403

Media — 2.6%
Comcast Corp., Class A	39,534	1,541,035

Pharmaceuticals — 5.3%
Becton Dickinson and Co.	5,042	1,206,399
Cigna Corp.	3,933	738,028
PRA Health Sciences, Inc.*	6,446	627,131
Roche Holding AG	1,770	613,216

		3,184,774

Retail — 3.9%
Dollarama, Inc.	23,689	788,004
Ross Stores, Inc.	5,442	463,876
Starbucks Corp.	10,032	738,255
The TJX Cos., Inc.	6,923	350,027

		2,340,162

Semiconductors — 3.5%
Analog Devices, Inc.	5,592	685,803
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,021	455,352
Texas Instruments, Inc.	7,815	992,271

		2,133,426

Software — 15.2%
Electronic Arts, Inc.*	11,107	1,466,679
Fidelity National Information Services, Inc.	9,487	1,272,112
Fiserv, Inc.*	10,351	1,010,465
Microsoft Corp.	26,580	5,409,296

		9,158,552

Transportation — 2.4%
Canadian Pacific Railway Ltd.	1,750	446,845
Union Pacific Corp.	5,988	1,012,391

		1,459,236

TOTAL COMMON STOCKS (Cost $42,443,988)		60,275,268

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.5%
Money Market — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $301,556)	301,556	$301,556

TOTAL INVESTMENTS — 100.6% (Cost $42,745,544)		60,576,824

Other Assets & Liabilities — (0.6)%		(345,034)

TOTAL NET ASSETS — 100.0%		$60,231,790

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

PLC — Public Limited Company.

S.E. — Societas Europaea.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$3,393,845	$1,534,147	$1,859,698	$—
Beverages	1,408,966	1,408,966	—	—
Chemicals	1,105,859	1,105,859	—	—
Commercial Services	1,986,978	1,986,978	—	—
Computers	6,026,439	6,026,439	—	—
Cosmetics & Personal Care	2,223,630	2,223,630	—	—
Diversified Financial Services	4,173,208	4,173,208	—	—
Electronics	4,312,565	4,312,565	—	—
Healthcare Products	5,240,259	5,240,259	—	—
Household Products & Wares	1,232,703	1,232,703	—	—
Insurance	2,518,804	2,518,804	—	—
Internet	5,572,424	4,912,421	660,003	—
Machinery - Diversified	1,262,403	1,262,403	—	—
Media	1,541,035	1,541,035	—	—
Pharmaceuticals	3,184,774	2,571,558	613,216	—
Retail	2,340,162	2,340,162	—	—
Semiconductors	2,133,426	2,133,426	—	—
Software	9,158,552	9,158,552	—	—
Transportation	1,459,236	1,459,236	—	—

TOTAL COMMON STOCKS	60,275,268	57,142,351	3,132,917	—

SHORT-TERM INVESTMENTS	301,556	301,556	—	—

TOTAL INVESTMENTS	$60,576,824	$57,443,907	$3,132,917	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Aerospace & Defense — 2.3%
HEICO Corp., Class A	48,084	$3,906,344

Apparel — 1.3%
NIKE, Inc., Class B	21,722	2,129,842

Biotechnology — 1.6%
Royalty Pharma PLC, Class A*	54,304	2,636,459

Chemicals — 4.3%
Ecolab, Inc.	25,920	5,156,784
The Sherwin-Williams Co.	3,668	2,119,554

		7,276,338

Commercial Services — 8.3%
Adyen N.V.*	2,413	3,512,090
S&P Global, Inc.	4,497	1,481,672
Square, Inc., Class A*	85,418	8,963,765

		13,957,527

Diversified Financial Services — 0.8%
Intercontinental Exchange, Inc.	14,506	1,328,750

Electronics — 1.4%
Roper Technologies, Inc.	6,052	2,349,750

Healthcare Products — 5.6%
Danaher Corp.	9,534	1,685,897
Intuitive Surgical, Inc.*	13,411	7,641,990

		9,327,887

Internet — 37.6%
Alphabet, Inc., Class C*	1,583	2,237,745
Amazon.com, Inc.*	4,283	11,816,026
Chewy, Inc., Class A*	50,058	2,237,092
Facebook, Inc., Class A*	33,474	7,600,941
Match Group, Inc., Class A*	27,882	2,984,768
Okta, Inc.*	31,066	6,220,345
Shopify, Inc., Class A*	15,491	14,704,057
Spotify Technology S.A.*	42,166	10,886,840
Twitter, Inc.*	155,012	4,617,807

		63,305,621

Mining — 0.2%
Royal Gold, Inc.	2,677	332,805

Oil & Gas — 0.3%
Texas Pacific Land Trust	747	444,233

Packaging and Containers — 0.9%
Ball Corp.	21,871	1,519,816

Pharmaceuticals — 2.6%
Zoetis, Inc.	32,037	4,390,350

Retail — 2.4%
Costco Wholesale Corp.	7,240	2,195,241
Starbucks Corp.	25,309	1,862,489

		4,057,730

Software — 29.6%
Activision Blizzard, Inc.	30,749	2,333,849
Autodesk, Inc.*	19,297	4,615,649
Coupa Software, Inc.*	23,805	6,594,937
ServiceNow, Inc.*	19,546	7,917,303

	Number of Shares	Value†

Software — (continued)
Slack Technologies, Inc., Class A*	146,106	$4,542,436
Take-Two Interactive Software, Inc.*	10,480	1,462,694
Twilio, Inc., Class A*	28,742	6,306,570
Veeva Systems, Inc., Class A*	36,527	8,562,659
Workday, Inc., Class A*	23,507	4,404,271
Zoom Video Communications, Inc., Class A*	12,105	3,069,102

		49,809,470

TOTAL COMMON STOCKS (Cost $110,155,076)		166,772,922

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $4,489,957)	4,489,957	4,489,957

TOTAL INVESTMENTS — 101.8% (Cost $114,645,033)		171,262,879

Other Assets & Liabilities — (1.8)%		(3,099,668)

TOTAL NET ASSETS — 100.0%		$168,163,211

†	See Security Valuation Note.
*	Non-income producing security.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.A. — Societe Anonyme.

Country Weightings as of 06/30/2020 ††
United States	83%
Canada	9
Sweden	6
Netherlands	2

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$166,772,922	$166,772,922	$—	$—
SHORT-TERM INVESTMENTS	4,489,957	4,489,957	—	—

TOTAL INVESTMENTS	$171,262,879	$171,262,879	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Aerospace & Defense — 4.7%
Curtiss-Wright Corp.	12,795	$1,142,338
Hexcel Corp.	30,254	1,368,086
Raytheon Technologies Corp.	78,660	4,847,029

		7,357,453

Agriculture — 3.3%
Philip Morris International, Inc.	74,043	5,187,452

Airlines — 0.4%
Southwest Airlines Co.	19,872	679,225

Auto Parts & Equipment — 1.2%
Altra Industrial Motion Corp.	33,064	1,053,419
BorgWarner, Inc.	20,464	722,379

		1,775,798

Banks — 8.4%
Citigroup, Inc.	48,846	2,496,030
JPMorgan Chase & Co.	48,298	4,542,910
Northern Trust Corp.	20,850	1,654,239
The Goldman Sachs Group, Inc.	4,647	918,340
Wells Fargo & Co.	137,443	3,518,541

		13,130,060

Biotechnology — 4.8%
Alexion Pharmaceuticals, Inc.*	28,832	3,236,104
Amgen, Inc.	18,121	4,274,019

		7,510,123

Commercial Services — 1.1%
Robert Half International, Inc.	33,126	1,750,047

Computers — 5.2%
Cognizant Technology Solutions Corp., Class A	34,978	1,987,450
Leidos Holdings, Inc.	30,590	2,865,365
Lumentum Holdings, Inc.*	6,211	505,762
MAXIMUS, Inc.	38,940	2,743,323

		8,101,900

Distribution & Wholesale — 1.6%
LKQ Corp.*	96,754	2,534,955

Diversified Financial Services — 1.9%
Capital One Financial Corp.	15,649	979,471
LPL Financial Holdings, Inc.	25,653	2,011,195

		2,990,666

Electrical Components & Equipment — 2.2%
Emerson Electric Co.	40,205	2,493,916
Littelfuse, Inc.	4,971	848,202

		3,342,118

Electronics — 5.0%
Dolby Laboratories, Inc., Class A	31,646	2,084,522
Garmin Ltd.	22,747	2,217,832
Gentex Corp.	48,350	1,245,980
Hubbell, Inc.	4,840	606,742
Keysight Technologies, Inc.*	16,284	1,641,102

		7,796,178

	Number of Shares	Value†

Engineering & Construction — 0.8%
EMCOR Group, Inc.	19,520	$1,291,053

Healthcare Services — 3.6%
Anthem, Inc.	11,732	3,085,281
Quest Diagnostics, Inc.	21,940	2,500,283

		5,585,564

Home Builders — 2.0%
D.R. Horton, Inc.	55,045	3,052,245

Insurance — 8.9%
Aflac, Inc.	21,022	757,423
Berkshire Hathaway, Inc., Class B*	34,153	6,096,652
Fidelity National Financial, Inc.	67,244	2,061,701
Reinsurance Group of America, Inc.	19,752	1,549,347
The Allstate Corp.	34,585	3,354,399

		13,819,522

Internet — 2.8%
F5 Networks, Inc.*	30,985	4,321,788

Machinery — Diversified — 0.4%
The Middleby Corp.*	7,612	600,891

Media — 3.9%
Comcast Corp., Class A	125,674	4,898,773
Discovery, Inc., Class A*	55,521	1,171,493

		6,070,266

Mining — 0.6%
BHP Group Ltd. ADR	19,975	993,357

Miscellaneous Manufacturing — 1.6%
Crane Co.	17,780	1,057,199
Valmont Industries, Inc.	12,260	1,392,981

		2,450,180

Oil & Gas — 4.3%
Chevron Corp.	14,114	1,259,392
ConocoPhillips	25,080	1,053,862
EOG Resources, Inc.	23,383	1,184,583
Murphy USA, Inc.*	18,106	2,038,554
Phillips 66	16,411	1,179,951

		6,716,342

Pharmaceuticals — 9.7%
Cigna Corp.	16,391	3,075,771
Pfizer, Inc.	199,939	6,538,005
Roche Holding AG ADR	126,652	5,494,164

		15,107,940

Real Estate — 1.8%
CBRE Group, Inc., Class A*	60,741	2,746,708

Retail — 4.5%
Target Corp.	19,882	2,384,448
Walmart, Inc.	38,490	4,610,332

		6,994,780

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 0.5%
Lam Research Corp.	2,334	$754,956

Software — 1.5%
Akamai Technologies, Inc.*	15,599	1,670,497
VMware, Inc., Class A*	4,365	675,964

		2,346,461

Telecommunications — 6.4%
Cisco Systems, Inc.	60,602	2,826,477
Verizon Communications, Inc.	130,117	7,173,350

		9,999,827

Transportation — 1.0%
Kansas City Southern	10,432	1,557,393

TOTAL COMMON STOCKS (Cost $148,691,449)		146,565,248

REAL ESTATE INVESTMENT TRUSTS — 0.9%

Apartments — 0.9%
Mid-America Apartment Communities, Inc. (Cost $1,328,442)	12,360	1,417,321

SHORT-TERM INVESTMENTS — 4.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $6,522,519)	6,522,519	6,522,519

TOTAL INVESTMENTS — 99.2% (Cost $156,542,410)		154,505,088

Other Assets & Liabilities — 0.8%		1,196,812

TOTAL NET ASSETS — 100.0%		$155,701,900

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

Country Weightings as of 06/30/2020 ††
United States	94%
Switzerland	5
Australia	1

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

	ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$146,565,248	$146,565,248	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,417,321	1,417,321	—	—
SHORT-TERM INVESTMENTS	6,522,519	6,522,519	—	—

TOTAL INVESTMENTS	$154,505,088	$154,505,088	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.8%
Aerospace & Defense — 1.6%
Hexcel Corp.	54,521	$2,465,440

Banks — 10.1%
Bank of America Corp.	181,368	4,307,490
JPMorgan Chase & Co.	21,704	2,041,478
KeyCorp.	105,924	1,290,154
The Goldman Sachs Group, Inc.	12,424	2,455,231
The PNC Financial Services Group, Inc.	30,111	3,167,978
Truist Financial Corp.	67,061	2,518,141

		15,780,472

Beverages — 2.2%
Constellation Brands, Inc., Class A	6,997	1,224,125
PepsiCo, Inc.	16,840	2,227,259

		3,451,384

Commercial Services — 1.3%
Euronet Worldwide, Inc.*	20,886	2,001,297

Computers — 2.4%
Cognizant Technology Solutions Corp., Class A	47,741	2,712,643
HP, Inc.	56,823	990,425

		3,703,068

Diversified Financial Services — 1.1%
Raymond James Financial, Inc.	24,368	1,677,249

Electric — 7.1%
CMS Energy Corp.	47,608	2,781,259
Edison International	49,231	2,673,736
NextEra Energy, Inc.	15,309	3,676,762
Sempra Energy	16,986	1,991,269

		11,123,026

Food — 3.2%
General Mills, Inc.	27,454	1,692,539
Mondelez International, Inc., Class A	64,924	3,319,564

		5,012,103

Hand & Machine Tools — 1.4%
Stanley Black & Decker, Inc.	15,504	2,160,948

Healthcare Products — 8.3%
Abbott Laboratories	33,574	3,069,671
Baxter International, Inc.	23,587	2,030,841
Boston Scientific Corp.*	45,688	1,604,106
Medtronic PLC	46,902	4,300,913
Thermo Fisher Scientific, Inc.	5,218	1,890,690

		12,896,221

Home Builders — 0.9%
D.R. Horton, Inc.	24,323	1,348,710

Insurance — 9.3%
American International Group, Inc.	70,948	2,212,159
Berkshire Hathaway, Inc., Class B*	35,313	6,303,724
Reinsurance Group of America, Inc.	17,969	1,409,488
The Allstate Corp.	25,317	2,455,496

	Number of Shares	Value†

Insurance — (continued)
The Travelers Cos., Inc.	18,812	$2,145,508

		14,526,375

Internet — 1.8%
Alphabet, Inc., Class A*	2,021	2,865,879

Iron & Steel — 1.4%
Steel Dynamics, Inc.	81,620	2,129,466

Machinery — Diversified — 1.4%
Ingersoll Rand, Inc.*	77,655	2,183,659

Media — 3.6%
Fox Corp., Class A	55,717	1,494,330
The Walt Disney Co.	36,956	4,120,963

		5,615,293

Mining — 1.3%
Rio Tinto PLC ADR	36,394	2,044,615

Miscellaneous Manufacturing — 4.4%
A.O. Smith Corp.	44,740	2,108,149
Eaton Corp. PLC	30,546	2,672,164
Parker-Hannifin Corp.	11,763	2,155,805

		6,936,118

Oil & Gas — 5.7%
Chevron Corp.	30,207	2,695,371
ConocoPhillips	53,199	2,235,422
EOG Resources, Inc.	32,128	1,627,604
Phillips 66	32,918	2,366,804

		8,925,201

Packaging and Containers — 1.5%
Packaging Corp. of America	23,205	2,315,859

Pharmaceuticals — 6.5%
GlaxoSmithKline PLC ADR	43,093	1,757,763
Johnson & Johnson	41,233	5,798,597
Sanofi ADR	49,630	2,533,612

		10,089,972

Retail — 6.9%
Best Buy Co., Inc.	19,739	1,722,623
Lowe’s Cos., Inc.	13,261	1,791,826
Starbucks Corp.	10,393	764,821
The TJX Cos., Inc.	16,441	831,257
Tractor Supply Co.	14,820	1,953,128
Walmart, Inc.	31,403	3,761,451

		10,825,106

Semiconductors — 1.5%
Intel Corp.	13,633	815,662
QUALCOMM, Inc.	16,045	1,463,465

		2,279,127

Shipbuilding — 1.2%
Huntington Ingalls Industries, Inc.	10,527	1,836,856

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 2.1%
Fidelity National Information Services, Inc.	24,247	$3,251,280

Telecommunications — 5.6%
Cisco Systems, Inc.	77,024	3,592,400
Verizon Communications, Inc.	92,532	5,101,289

		8,693,689

TOTAL COMMON STOCKS (Cost $145,494,830)		146,138,413

REAL ESTATE INVESTMENT TRUSTS — 5.1%

Apartments — 1.6%
Mid-America Apartment Communities, Inc.	21,129	2,422,863

Industrial — 0.8%
EastGroup Properties, Inc.	10,861	1,288,223

Office Property — 0.9%
Cousins Properties, Inc.	48,163	1,436,702

Storage & Warehousing — 1.8%
CubeSmart	102,188	2,758,054

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,458,637)		7,905,842

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund -Institutional Shares (seven-day effective yield 0.100%) (Cost $813,928)	813,928	813,928

TOTAL INVESTMENTS — 99.4% (Cost $154,767,395)		154,858,183

Other Assets & Liabilities — 0.6%		902,299

TOTAL NET ASSETS — 100.0%		$155,760,482

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2020 ††
United States	93%
Ireland	3
France	2
United Kingdom	2

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$146,138,413	$146,138,413	$—	$—
REAL ESTATE INVESTMENT TRUSTS	7,905,842	7,905,842	—	—
SHORT-TERM INVESTMENTS	813,928	813,928	—	—

TOTAL INVESTMENTS	$154,858,183	$154,858,183	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.1%
Advertising — 0.1%
Omnicom Group, Inc.	4,012	$219,055
The Interpublic Group of Cos., Inc.	6,992	119,983

		339,038

Aerospace & Defense — 1.7%
General Dynamics Corp.	4,431	662,257
Howmet Aerospace, Inc.	6,683	105,926
L3Harris Technologies, Inc.	4,286	727,206
Lockheed Martin Corp.	4,763	1,738,114
Northrop Grumman Corp.	2,950	906,948
Raytheon Technologies Corp.	28,168	1,735,712
Teledyne Technologies, Inc.*	700	217,665
The Boeing Co.	10,254	1,879,558
TransDigm Group, Inc.	949	419,505

		8,392,891

Agriculture — 0.8%
Altria Group, Inc.	35,893	1,408,800
Archer-Daniels-Midland Co.	10,626	423,977
Philip Morris International, Inc.	29,827	2,089,680

		3,922,457

Airlines — 0.2%
Alaska Air Group, Inc.	2,219	80,461
American Airlines Group, Inc.	7,392	96,613
Delta Air Lines, Inc.	10,954	307,260
Southwest Airlines Co.	10,321	352,772
United Airlines Holdings, Inc.*	4,408	152,561

		989,667

Apparel — 0.6%
Hanesbrands, Inc.	6,506	73,453
NIKE, Inc., Class B	23,879	2,341,336
PVH Corp.	1,321	63,474
Ralph Lauren Corp.	856	62,077
Tapestry, Inc.	5,367	71,274
Under Armour, Inc., Class A*	3,386	32,979
Under Armour, Inc., Class C*	3,927	34,715
VF Corp.	6,248	380,753

		3,060,061

Auto Manufacturers — 0.4%
Cummins, Inc.	2,927	507,132
Ford Motor Co.	74,325	451,896
General Motors Co.	23,789	601,861
PACCAR, Inc.	6,595	493,636

		2,054,525

Auto Parts & Equipment — 0.1%
Aptiv PLC	5,001	389,678
BorgWarner, Inc.	3,814	134,634

		524,312

Banks — 4.3%
Bank of America Corp.	150,715	3,579,481
Citigroup, Inc.	40,282	2,058,410
Citizens Financial Group, Inc.	7,856	198,285

	Number of Shares	Value†

Banks — (continued)
Comerica, Inc.	2,778	$105,842
Fifth Third Bancorp	12,817	247,112
First Republic Bank	3,248	344,256
Huntington Bancshares, Inc.	18,896	170,725
JPMorgan Chase & Co.	58,286	5,482,381
KeyCorp.	17,689	215,452
M&T Bank Corp.	2,446	254,311
Morgan Stanley	23,561	1,137,996
Northern Trust Corp.	3,915	310,616
Regions Financial Corp.	19,210	213,615
State Street Corp.	7,095	450,887
SVB Financial Group*	1,029	221,780
The Bank of New York Mellon Corp.	15,897	614,419
The Goldman Sachs Group, Inc.	5,882	1,162,401
The PNC Financial Services Group, Inc.	8,250	867,983
Truist Financial Corp.	25,219	946,974
US Bancorp	26,734	984,346
Wells Fargo & Co.	72,220	1,848,832
Zions Bancorp NA	2,900	98,600

		21,514,704

Beverages — 1.7%
Brown-Forman Corp., Class B	3,552	226,120
Constellation Brands, Inc., Class A	3,187	557,566
Molson Coors Beverage Co., Class B	3,554	122,116
Monster Beverage Corp.*	7,254	502,847
PepsiCo, Inc.	26,686	3,529,490
The Coca-Cola Co.	73,800	3,297,384

		8,235,523

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.*	4,311	483,867
Amgen, Inc.	11,384	2,685,030
Bio-Rad Laboratories, Inc., Class A*	400	180,596
Biogen, Inc.*	3,102	829,940
Corteva, Inc.	13,825	370,372
Gilead Sciences, Inc.	24,276	1,867,795
Illumina, Inc.*	2,833	1,049,201
Incyte Corp.*	3,306	343,725
Regeneron Pharmaceuticals, Inc.*	1,941	1,210,505
Vertex Pharmaceuticals, Inc.*	4,944	1,435,293

		10,456,324

Building Materials — 0.4%
Carrier Global Corp.	15,211	337,988
Fortune Brands Home & Security, Inc.	2,502	159,953
Johnson Controls International PLC	14,643	499,912
Martin Marietta Materials, Inc.	1,135	234,457
Masco Corp.	5,629	282,632
Vulcan Materials Co.	2,554	295,881

		1,810,823

Chemicals — 1.7%
Air Products and Chemicals, Inc.	4,152	1,002,542
Albemarle Corp.	1,944	150,096
Celanese Corp.	2,368	204,453

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
CF Industries Holdings, Inc.	3,956	$111,322
Dow, Inc.	14,426	588,004
DuPont de Nemours, Inc.	14,025	745,148
Eastman Chemical Co.	2,620	182,457
Ecolab, Inc.	4,768	948,594
FMC Corp.	2,573	256,322
International Flavors & Fragrances, Inc.	2,063	252,635
Linde PLC	10,028	2,127,039
LyondellBasell Industries N.V., Class A	4,721	310,264
PPG Industries, Inc.	4,607	488,618
The Mosaic Co.	6,834	85,493
The Sherwin-Williams Co.	1,549	895,090

		8,348,077

Commercial Services — 2.4%
Automatic Data Processing, Inc.	8,324	1,239,360
Cintas Corp.	1,636	435,765
Equifax, Inc.	2,318	398,418
FleetCor Technologies, Inc.*	1,654	416,031
Gartner, Inc.*	1,667	202,257
Global Payments, Inc.	5,654	959,031
H&R Block, Inc.	3,482	49,723
IHS Markit Ltd.	7,626	575,763
MarketAxess Holdings, Inc.	700	350,644
Moody’s Corp.	3,068	842,872
Nielsen Holdings PLC	6,921	102,846
PayPal Holdings, Inc.*	22,470	3,914,948
Quanta Services, Inc.	2,677	105,019
Robert Half International, Inc.	2,079	109,833
Rollins, Inc.	2,403	101,863
S&P Global, Inc.	4,695	1,546,909
United Rentals, Inc.*	1,356	202,098
Verisk Analytics, Inc.	3,114	530,003

		12,083,383

Computers — 7.2%
Accenture PLC, Class A	12,168	2,612,713
Apple, Inc.	78,045	28,470,816
Cognizant Technology Solutions Corp., Class A	10,372	589,337
DXC Technology Co.	4,316	71,214
Fortinet, Inc.*	2,700	370,629
Hewlett Packard Enterprise Co.	23,895	232,498
HP, Inc.	28,858	502,995
International Business Machines Corp.	16,982	2,050,916
Leidos Holdings, Inc.	2,400	224,808
NetApp, Inc.	4,268	189,371
Seagate Technology PLC	4,306	208,454
Western Digital Corp.	5,482	242,030

		35,765,781

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	16,490	1,208,058
Coty, Inc., Class A	5,413	24,196
The Estee Lauder Cos., Inc., Class A	4,199	792,267
The Procter & Gamble Co.	47,676	5,700,619

		7,725,140

	Number of Shares	Value†

Distribution & Wholesale — 0.2%
Copart, Inc.*	4,000	$333,080
Fastenal Co.	10,581	453,290
LKQ Corp.*	5,796	151,855
W.W. Grainger, Inc.	848	266,408

		1,204,633

Diversified Financial Services — 4.0%
American Express Co.	12,899	1,227,985
Ameriprise Financial, Inc.	2,483	372,549
BlackRock, Inc.	2,927	1,592,551
Capital One Financial Corp.	8,850	553,922
Cboe Global Markets, Inc.	2,172	202,604
CME Group, Inc.	6,895	1,120,713
Discover Financial Services	6,066	303,846
Franklin Resources, Inc.	5,190	108,834
Intercontinental Exchange, Inc.	10,486	960,518
Invesco Ltd.	7,349	79,075
Mastercard, Inc., Class A	16,974	5,019,212
Nasdaq, Inc.	2,231	266,538
Raymond James Financial, Inc.	2,349	161,682
Synchrony Financial	11,170	247,527
T. Rowe Price Group, Inc.	4,436	547,846
The Charles Schwab Corp.	21,570	727,772
The Western Union Co.	7,491	161,955
Visa, Inc., Class A	32,279	6,235,335

		19,890,464

Electric — 2.8%
Alliant Energy Corp.	4,403	210,640
Ameren Corp.	4,699	330,622
American Electric Power Co., Inc.	9,309	741,369
CenterPoint Energy, Inc.	9,144	170,719
CMS Energy Corp.	5,163	301,622
Consolidated Edison, Inc.	6,295	452,799
Dominion Energy, Inc.	15,824	1,284,592
DTE Energy Co.	3,670	394,525
Duke Energy Corp.	14,025	1,120,457
Edison International	6,846	371,806
Entergy Corp.	3,804	356,853
Evergy, Inc.	4,387	260,105
Eversource Energy	6,133	510,695
Exelon Corp.	18,361	666,321
FirstEnergy Corp.	10,280	398,658
NextEra Energy, Inc.	9,367	2,249,672
NRG Energy, Inc.	4,833	157,363
Pinnacle West Capital Corp.	2,115	155,008
PPL Corp.	14,626	377,936
Public Service Enterprise Group, Inc.	9,622	473,018
Sempra Energy	5,336	625,539
The AES Corp.	11,680	169,243
The Southern Co.	20,187	1,046,696
WEC Energy Group, Inc.	5,967	523,008
Xcel Energy, Inc.	9,906	619,125

		13,968,391

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	4,385	$391,888
Emerson Electric Co.	11,781	730,775

		1,122,663

Electronics — 1.3%
Agilent Technologies, Inc.	6,018	531,811
Allegion PLC	1,732	177,045
Amphenol Corp., Class A	5,635	539,889
FLIR Systems, Inc.	2,637	106,983
Fortive Corp.	5,791	391,819
Garmin Ltd.	2,709	264,128
Honeywell International, Inc.	13,380	1,934,614
Keysight Technologies, Inc.*	3,600	362,808
Mettler-Toledo International, Inc.*	450	362,498
PerkinElmer, Inc.	2,050	201,085
Roper Technologies, Inc.	1,967	763,707
TE Connectivity Ltd.	6,358	518,495
Waters Corp.*	1,246	224,778

		6,379,660

Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc.	2,625	222,600

Entertainment — 0.0%
Live Nation Entertainment, Inc.*	2,600	115,258

Environmental Control — 0.2%
Pentair PLC	3,465	131,635
Republic Services, Inc.	3,852	316,057
Waste Management, Inc.	7,359	779,392

		1,227,084

Food — 1.2%
Campbell Soup Co.	2,950	146,409
Conagra Brands, Inc.	8,836	310,762
General Mills, Inc.	11,429	704,598
Hormel Foods Corp.	5,195	250,763
Kellogg Co.	4,901	323,760
Lamb Weston Holdings, Inc.	2,600	166,218
McCormick & Co., Inc.	2,276	408,337
Mondelez International, Inc., Class A	27,668	1,414,665
Sysco Corp.	9,694	529,874
The Hershey Co.	2,826	366,306
The J.M. Smucker Co.	2,060	217,969
The Kraft Heinz Co.	11,949	381,054
The Kroger Co.	15,317	518,480
Tyson Foods, Inc., Class A	5,788	345,601

		6,084,796

Forest Products & Paper — 0.1%
International Paper Co.	7,761	273,265

Gas — 0.1%
Atmos Energy Corp.	2,319	230,926
NiSource, Inc.	6,920	157,361

		388,287

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-on, Inc.	994	$137,679
Stanley Black & Decker, Inc.	2,973	414,377

		552,056

Healthcare Products — 3.9%
Abbott Laboratories	33,838	3,093,808
ABIOMED, Inc.*	833	201,219
Align Technology, Inc.*	1,406	385,863
Baxter International, Inc.	9,626	828,799
Boston Scientific Corp.*	26,255	921,813
Danaher Corp.	12,065	2,133,454
DENTSPLY SIRONA, Inc.	4,008	176,592
Edwards Lifesciences Corp.*	11,805	815,843
Henry Schein, Inc.*	2,784	162,558
Hologic, Inc.*	5,002	285,114
IDEXX Laboratories, Inc.*	1,669	551,037
Intuitive Surgical, Inc.*	2,223	1,266,732
Medtronic PLC	25,684	2,355,223
ResMed, Inc.	2,738	525,696
STERIS PLC	1,700	260,848
Stryker Corp.	6,196	1,116,457
Teleflex, Inc.	900	327,582
The Cooper Cos., Inc.	956	271,160
Thermo Fisher Scientific, Inc.	7,540	2,732,044
Varian Medical Systems, Inc.*	1,777	217,718
West Pharmaceutical Services, Inc.	1,400	318,038
Zimmer Biomet Holdings, Inc.	4,002	477,679

		19,425,277

Healthcare Services — 2.0%
Anthem, Inc.	4,876	1,282,291
Centene Corp.*	11,020	700,321
DaVita, Inc.*	1,536	121,559
HCA Healthcare, Inc.	5,015	486,756
Humana, Inc.	2,497	968,212
IQVIA Holdings, Inc.*	3,447	489,060
Laboratory Corp. of America Holdings*	1,877	311,788
Quest Diagnostics, Inc.	2,441	278,176
UnitedHealth Group, Inc.	18,115	5,343,019
Universal Health Services, Inc., Class B	1,475	137,013

		10,118,195

Home Builders — 0.2%
D.R. Horton, Inc.	6,574	364,528
Lennar Corp., Class A	5,495	338,602
NVR, Inc.*	70	228,113
PulteGroup, Inc.	4,642	157,967

		1,089,210

Home Furnishings — 0.0%
Leggett & Platt, Inc.	2,436	85,625
Whirlpool Corp.	1,130	146,369

		231,994

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,642	187,336
Church & Dwight Co., Inc.	4,518	349,241

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
Kimberly-Clark Corp.	6,456	$912,556
Newell Brands, Inc.	6,989	110,985
The Clorox Co.	2,442	535,702

		2,095,820

Insurance — 3.2%
Aflac, Inc.	13,931	501,934
American International Group, Inc.	16,896	526,817
Aon PLC, Class A	4,414	850,137
Arthur J. Gallagher & Co.	3,572	348,234
Assurant, Inc.	1,127	116,408
Berkshire Hathaway, Inc., Class B*	37,383	6,673,239
Chubb Ltd.	8,724	1,104,633
Cincinnati Financial Corp.	2,844	182,101
Everest Re Group Ltd.	725	149,495
Globe Life, Inc.	1,873	139,033
Lincoln National Corp.	4,018	147,822
Loews Corp.	4,441	152,282
Marsh & McLennan Cos., Inc.	9,497	1,019,693
MetLife, Inc.	14,841	541,993
Principal Financial Group, Inc.	4,871	202,341
Prudential Financial, Inc.	7,672	467,225
The Allstate Corp.	6,132	594,743
The Hartford Financial Services Group, Inc.	6,628	255,509
The Progressive Corp.	11,011	882,091
The Travelers Cos., Inc.	4,892	557,933
Unum Group	4,002	66,393
W. R. Berkley Corp.	2,600	148,954
Willis Towers Watson PLC	2,505	493,360

		16,122,370

Internet — 11.4%
Alphabet, Inc., Class A*	5,767	8,177,894
Alphabet, Inc., Class C*	5,625	7,951,556
Amazon.com, Inc.*	8,025	22,139,531
Booking Holdings, Inc.*	805	1,281,834
CDW Corp.	2,800	325,304
E*TRADE Financial Corp.	4,446	221,100
eBay, Inc.	12,616	661,709
Expedia Group, Inc.	2,498	205,336
F5 Networks, Inc.*	1,163	162,215
Facebook, Inc., Class A*	46,035	10,453,167
Netflix, Inc.*	8,406	3,825,066
Nortonlifelock, Inc.	10,216	202,583
Twitter, Inc.*	14,766	439,879
VeriSign, Inc.*	1,897	392,357

		56,439,531

Iron & Steel — 0.0%
Nucor Corp.	5,697	235,913

Leisure Time — 0.1%
Carnival Corp.	8,221	134,989
Norwegian Cruise Line Holdings Ltd.*	5,241	86,110
Royal Caribbean Cruises Ltd.	3,128	157,338

		378,437

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	5,510	404,709

	Number of Shares	Value†

Lodging — (continued)
Las Vegas Sands Corp.	6,600	$300,564
Marriott International, Inc., Class A	5,149	441,424
MGM Resorts International	9,411	158,105
Wynn Resorts Ltd.	1,824	135,870

		1,440,672

Machinery — Diversified — 0.9%
Caterpillar, Inc.	10,626	1,344,189
Deere & Co.	5,933	932,371
Dover Corp.	2,703	261,002
Flowserve Corp.	2,355	67,165
IDEX Corp.	1,400	221,256
Ingersoll Rand, Inc.*	6,249	175,722
Otis Worldwide Corp.	7,605	432,420
Rockwell Automation, Inc.	2,251	479,463
Westinghouse Air Brake Technologies Corp.	3,394	195,392
Xylem, Inc.	3,356	218,006

		4,326,986

Media — 2.0%
Charter Communications, Inc., Class A*	2,919	1,488,807
Comcast Corp., Class A	86,883	3,386,699
Discovery, Inc., Class A*	2,889	60,958
Discovery, Inc., Class C*	6,249	120,356
DISH Network Corp., Class A*	4,587	158,297
Fox Corp., Class A	6,568	176,154
Fox Corp., Class B	3,120	83,741
News Corp., Class A	7,615	90,314
News Corp., Class B	2,500	29,875
The Walt Disney Co.	34,924	3,894,375
ViacomCBS, Inc., Class B	9,814	228,862

		9,718,438

Mining — 0.3%
Freeport-McMoRan, Inc.	28,619	331,122
Newmont Corp.	15,817	976,541

		1,307,663

Miscellaneous Manufacturing — 1.1%
3M Co.	11,036	1,721,506
A.O. Smith Corp.	2,467	116,245
Eaton Corp. PLC	7,808	683,044
General Electric Co.	168,017	1,147,556
Illinois Tool Works, Inc.	5,508	963,074
Parker-Hannifin Corp.	2,505	459,091
Textron, Inc.	4,198	138,156
Trane Technologies PLC	4,663	414,914

		5,643,586

Office & Business Equipment — 0.1%
Xerox Holdings Corp.	3,386	51,772
Zebra Technologies Corp., Class A*	1,000	255,950

		307,722

Oil & Gas — 2.3%
Apache Corp.	7,042	95,067
Cabot Oil & Gas Corp.	7,932	136,272

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Chevron Corp.	35,667	$3,182,566
Concho Resources, Inc.	3,754	193,331
ConocoPhillips	20,732	871,159
Devon Energy Corp.	6,551	74,288
Diamondback Energy, Inc.	2,900	121,278
EOG Resources, Inc.	11,289	571,901
Exxon Mobil Corp.	80,954	3,620,263
Hess Corp.	4,654	241,124
HollyFrontier Corp.	2,881	84,125
Marathon Oil Corp.	13,811	84,523
Marathon Petroleum Corp.	12,649	472,820
Noble Energy, Inc.	8,864	79,421
Occidental Petroleum Corp.	17,559	321,330
Phillips 66	8,609	618,987
Pioneer Natural Resources Co.	3,007	293,784
Valero Energy Corp.	7,990	469,972

		11,532,211

Oil & Gas Services — 0.2%
Baker Hughes Co.	12,203	187,804
Halliburton Co.	16,069	208,576
National Oilwell Varco, Inc.	7,110	87,098
Schlumberger Ltd.	26,924	495,132
TechnipFMC PLC	7,506	51,341

		1,029,951

Packaging and Containers — 0.2%
Amcor PLC	29,432	300,501
Ball Corp.	6,232	433,062
Packaging Corp. of America	1,747	174,350
Sealed Air Corp.	2,786	91,520
Westrock Co.	4,496	127,057

		1,126,490

Pharmaceuticals — 6.2%
AbbVie, Inc.	33,752	3,313,771
AmerisourceBergen Corp.	2,912	293,442
Becton Dickinson and Co.	5,669	1,356,422
Bristol-Myers Squibb Co.	43,751	2,572,559
Cardinal Health, Inc.	5,305	276,868
Cigna Corp.	7,194	1,349,954
CVS Health Corp.	24,982	1,623,081
DexCom, Inc.*	1,800	729,720
Eli Lilly and Co.	16,193	2,658,567
Johnson & Johnson	50,663	7,124,738
McKesson Corp.	3,146	482,659
Merck & Co., Inc.	48,720	3,767,518
Mylan N.V.*	9,842	158,259
Perrigo Co. PLC	2,383	131,708
Pfizer, Inc.	105,906	3,463,126
Zoetis, Inc.	9,163	1,255,697

		30,558,089

Pipelines — 0.3%
Kinder Morgan, Inc.	36,896	559,712
ONEOK, Inc.	7,469	248,120
The Williams Cos., Inc.	23,136	440,047

		1,247,879

	Number of Shares	Value†

Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,460	$292,121

Retail — 5.4%
Advance Auto Parts, Inc.	1,375	195,869
AutoZone, Inc.*	463	522,320
Best Buy Co., Inc.	4,396	383,639
CarMax, Inc.*	3,005	269,098
Chipotle Mexican Grill, Inc.*	498	524,075
Costco Wholesale Corp.	8,464	2,566,369
Darden Restaurants, Inc.	2,303	174,498
Dollar General Corp.	4,806	915,591
Dollar Tree, Inc.*	4,358	403,899
Domino’s Pizza, Inc.	700	258,608
Genuine Parts Co.	2,844	247,314
Kohl’s Corp.	3,093	64,242
L Brands, Inc.	4,435	66,392
Lowe’s Cos., Inc.	14,704	1,986,805
McDonald’s Corp.	14,424	2,660,795
O’Reilly Automotive, Inc.*	1,435	605,096
Ross Stores, Inc.	6,837	582,786
Starbucks Corp.	22,665	1,667,917
Target Corp.	9,753	1,169,677
The Gap, Inc.	4,382	55,301
The Home Depot, Inc.	20,570	5,152,991
The TJX Cos., Inc.	23,328	1,179,464
Tiffany & Co.	2,141	261,074
Tractor Supply Co.	2,160	284,666
Ulta Beauty, Inc.*	1,059	215,422
Walgreens Boots Alliance, Inc.	14,164	600,412
Walmart, Inc.	27,155	3,252,626
Yum! Brands, Inc.	5,748	499,559

		26,766,505

Savings & Loans — 0.0%
People’s United Financial, Inc.	7,929	91,739

Semiconductors — 4.8%
Advanced Micro Devices, Inc.*	22,500	1,183,725
Analog Devices, Inc.	6,953	852,716
Applied Materials, Inc.	17,393	1,051,407
Broadcom, Inc.	7,602	2,399,267
Intel Corp.	80,967	4,844,256
IPG Photonics Corp.*	667	106,980
KLA Corp.	3,004	584,218
Lam Research Corp.	2,738	885,633
Maxim Integrated Products, Inc.	5,200	315,172
Microchip Technology, Inc.	4,657	490,429
Micron Technology, Inc.*	20,842	1,073,780
NVIDIA Corp.	11,761	4,468,121
Qorvo, Inc.*	2,141	236,645
QUALCOMM, Inc.	21,904	1,997,864
Skyworks Solutions, Inc.	3,328	425,518
Texas Instruments, Inc.	17,508	2,222,991
Xilinx, Inc.	4,906	482,701

		23,621,423

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	741	129,297

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 10.6%
Activision Blizzard, Inc.	14,470	$1,098,273
Adobe, Inc.*	9,263	4,032,277
Akamai Technologies, Inc.*	3,096	331,551
ANSYS, Inc.*	1,669	486,897
Autodesk, Inc.*	4,157	994,313
Broadridge Financial Solutions, Inc.	2,082	262,728
Cadence Design Systems, Inc.*	5,462	524,133
Cerner Corp.	5,988	410,477
Citrix Systems, Inc.	2,150	318,006
Electronic Arts, Inc.*	5,532	730,501
Fidelity National Information Services, Inc.	11,800	1,582,262
Fiserv, Inc.*	10,997	1,073,527
Intuit, Inc.	5,002	1,481,542
Jack Henry & Associates, Inc.	1,400	257,642
Microsoft Corp.	145,266	29,563,084
MSCI, Inc.	1,617	539,787
Oracle Corp.	40,541	2,240,701
Paychex, Inc.	6,059	458,969
Paycom Software, Inc.*	900	278,757
salesforce.com, Inc.*	17,455	3,269,845
ServiceNow, Inc.*	3,600	1,458,216
Synopsys, Inc.*	2,868	559,260
Take-Two Interactive Software, Inc.*	2,094	292,260
Tyler Technologies, Inc.*	800	277,504

		52,522,512

Telecommunications — 3.0%
Arista Networks, Inc.*	1,000	210,030
AT&T, Inc.	137,479	4,155,990
CenturyLink, Inc.	17,313	173,649
Cisco Systems, Inc.	81,175	3,786,002
Corning, Inc.	15,037	389,458
Juniper Networks, Inc.	6,659	152,225
Motorola Solutions, Inc.	3,250	455,423
T-Mobile US, Inc.*	10,908	1,136,068
Verizon Communications, Inc.	79,962	4,408,305

		14,867,150

Textiles — 0.0%
Mohawk Industries, Inc.*	1,128	114,785

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,506	187,825

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	2,589	204,686
CSX Corp.	14,648	1,021,552
Expeditors International of Washington, Inc.	3,212	244,241
FedEx Corp.	4,654	652,584
J.B. Hunt Transport Services, Inc.	1,592	191,581
Kansas City Southern	1,915	285,890
Norfolk Southern Corp.	4,920	863,804
Old Dominion Freight Line, Inc.	1,800	305,262
Union Pacific Corp.	12,944	2,188,442
United Parcel Service, Inc., Class B	13,465	1,497,039

		7,455,081

	Number of Shares	Value†

Water — 0.1%
American Water Works Co., Inc.	3,437	$442,204

TOTAL COMMON STOCKS (Cost $226,510,472)		$477,518,939

REAL ESTATE INVESTMENT TRUSTS — 2.7%

Apartments — 0.3%
Apartment Investment and Management Co., Class A	2,663	100,235
AvalonBay Communities, Inc.	2,648	409,487
Equity Residential	6,815	400,858
Essex Property Trust, Inc.	1,263	289,442
Mid-America Apartment Communities, Inc.	2,116	242,642
UDR, Inc.	5,687	212,580

		1,655,244

Building & Real Estate — 0.1%
Realty Income Corp.	6,696	398,412

Diversified — 1.1%
American Tower Corp.	8,490	2,195,005
Crown Castle International Corp.	7,993	1,337,628
Digital Realty Trust, Inc.	4,961	705,008
Duke Realty Corp.	6,867	243,023
SBA Communications Corp.	2,130	634,570
Vornado Realty Trust	2,813	107,485
Weyerhaeuser Co.	13,648	306,534

		5,529,253

Healthcare — 0.2%
Healthpeak Properties, Inc.	9,163	252,532
Ventas, Inc.	6,860	251,213
Welltower, Inc.	7,917	409,705

		913,450

Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	12,690	136,925

Industrial — 0.3%
Prologis, Inc.	14,192	1,324,539

Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,343	380,152
Boston Properties, Inc.	2,616	236,434
SL Green Realty Corp.	1,350	66,541

		683,127

Regional Malls — 0.1%
Simon Property Group, Inc.	5,987	409,391

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,412	222,796
Iron Mountain, Inc.	5,224	136,346
Public Storage	2,841	545,160

		904,302

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Strip Centers — 0.1%
Federal Realty Investment Trust	1,233	$105,064
Kimco Realty Corp.	8,160	104,775
Regency Centers Corp.	3,024	138,771

		348,610

Telecommunications — 0.2%
Equinix, Inc.	1,682	1,181,269

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,276,091)		13,484,522

RIGHTS — 0.0%
T-Mobile US, Inc.* (Cost $0)	7,400	1,243

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $7,053,351)	7,053,351	7,053,351

TOTAL INVESTMENTS — 100.2% (Cost $242,839,914)		498,058,055

Other Assets & Liabilities — (0.2)%		(1,047,861)

TOTAL NET ASSETS — 100.0%		$497,010,194

†	See Security Valuation Note.
*	Non-income producing security.

M — Month

NA — National Association.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$477,518,939	$477,518,939	$—	$—
REAL ESTATE INVESTMENT TRUSTS	13,484,522	13,484,522	—	—
RIGHTS	1,243	1,243	—	—
SHORT-TERM INVESTMENTS	7,053,351	7,053,351	—	—

TOTAL INVESTMENTS	$498,058,055	$498,058,055	$—	$—

OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$119,782	$119,782	$—	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$119,782	$119,782	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at June 30, 2020 are as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini S&P 500 Index	09/18/2020	56	50	$3,090	$8,652,560	$119,782	$—

							$119,782	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.8%
Auto Parts & Equipment — 1.4%
BorgWarner, Inc.	64,010	$2,259,553

Banks — 3.1%
First Republic Bank	25,291	2,680,593
SVB Financial Group*	10,197	2,197,760

		4,878,353

Biotechnology — 3.3%
Genmab A/S ADR*	55,837	1,892,316
Seattle Genetics, Inc.*	19,670	3,342,326

		5,234,642

Building Materials — 1.9%
Trex Co., Inc.*	22,647	2,945,695

Chemicals — 1.5%
RPM International, Inc.	32,209	2,417,608

Commercial Services — 11.8%
CoStar Group, Inc.*	7,764	5,517,642
MarketAxess Holdings, Inc.	10,017	5,017,715
Square, Inc., Class A*	40,638	4,264,552
TransUnion	44,445	3,868,493

		18,668,402

Computers — 1.0%
Crowdstrike Holdings, Inc., Class A*	14,876	1,491,914

Distribution & Wholesale — 2.7%
Fastenal Co.	97,798	4,189,666

Electrical Components & Equipment — 1.7%
Novanta, Inc.*	9,437	1,007,588
Universal Display Corp.	11,503	1,721,079

		2,728,667

Electronics — 5.4%
Agilent Technologies, Inc.	23,313	2,060,170
Coherent, Inc.*	11,741	1,537,836
II-VI, Inc.*	30,842	1,456,359
Keysight Technologies, Inc.*	34,664	3,493,438

		8,547,803

Food — 1.3%
The Hershey Co.	15,283	1,980,983

Healthcare Products — 7.8%
10X Genomics, Inc., Class A*	8,288	740,201
ABIOMED, Inc.*	11,110	2,683,732
Align Technology, Inc.*	3,385	928,979
Bio-Techne Corp.	6,470	1,708,533
Edwards Lifesciences Corp.*	39,660	2,740,903
Glaukos Corp.*	25,216	968,799
Intuitive Surgical, Inc.*	4,310	2,455,967

		12,227,114

Healthcare Services — 2.7%
Laboratory Corp. of America Holdings*	13,997	2,325,042
Teladoc Health, Inc.*	10,484	2,000,766

		4,325,808

	Number of Shares	Value†

Household Products & Wares — 1.5%
The Scotts Miracle-Gro Co.	17,373	$2,336,147

Internet — 4.9%
MercadoLibre, Inc.*	1,970	1,941,967
Palo Alto Networks, Inc.*	6,959	1,598,274
Twitter, Inc.*	51,148	1,523,699
VeriSign, Inc.*	5,539	1,145,631
Zendesk, Inc.*	17,945	1,588,671

		7,798,242

Machinery — Diversified — 4.0%
IDEX Corp.	16,219	2,563,251
Ingersoll Rand, Inc.*	54,155	1,522,839
The Middleby Corp.*	27,190	2,146,378

		6,232,468

Miscellaneous Manufacturing — 2.5%
A.O. Smith Corp.	55,248	2,603,286
Trane Technologies PLC	15,395	1,369,847

		3,973,133

Oil & Gas — 0.8%
Noble Energy, Inc.	148,072	1,326,725

Pharmaceuticals — 3.1%
DexCom, Inc.*	12,066	4,891,556

Retail — 11.0%
Chipotle Mexican Grill, Inc.*	5,450	5,735,362
Lululemon Athletica, Inc.*	7,525	2,347,875
National Vision Holdings, Inc.*	50,485	1,540,802
Nordstrom, Inc.	67,665	1,048,131
Ollie’s Bargain Outlet Holdings, Inc.*	9,092	887,834
Tractor Supply Co.	25,818	3,402,554
Ulta Beauty, Inc.*	11,546	2,348,688

		17,311,246

Semiconductors — 11.8%
Advanced Micro Devices, Inc.*	55,726	2,931,745
Brooks Automation, Inc.	22,419	991,817
Maxim Integrated Products, Inc.	51,814	3,140,446
Microchip Technology, Inc.	29,481	3,104,644
Monolithic Power Systems, Inc.	16,075	3,809,775
Teradyne, Inc.	54,285	4,587,625

		18,566,052

Software — 14.2%
Cerner Corp.	42,135	2,888,354
DocuSign, Inc.*	24,820	4,274,252
Electronic Arts, Inc.*	39,693	5,241,461
Guidewire Software, Inc.*	27,885	3,091,053
Twilio, Inc., Class A*	19,269	4,228,004
Tyler Technologies, Inc.*	7,465	2,589,459

		22,312,583

Telecommunications — 1.4%
Arista Networks, Inc.*	10,499	2,205,105

TOTAL COMMON STOCKS (Cost $100,525,184)		158,849,465

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $2,727,311)	2,727,311	$2,727,311

TOTAL INVESTMENTS — 102.5% (Cost $103,252,495)		161,576,776

Other Assets & Liabilities — (2.5)%		(3,904,624)

TOTAL NET ASSETS — 100.0%		$157,672,152

	Number of Contracts	Value†
WRITTEN OPTIONS — (0.2)%
Call Options	(410)	$(315,320)
Put Options	(560)	(15,018)

TOTAL WRITTEN OPTIONS (See open written options schedule) (Premiums $(161,775))	(970)	(330,338)

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$158,849,465	$158,849,465	$—	$—
SHORT-TERM INVESTMENTS	2,727,311	2,727,311	—	—

TOTAL INVESTMENTS	$161,576,776	$161,576,776	$—	$—

LIABILITIES TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
WRITTEN OPTIONS	$(330,338)	$(330,338)	$—	$—

TOTAL LIABILITIES -OTHER FINANCIAL INSTRUMENTS	$(330,338)	$(330,338)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open written options contracts held by the Fund at June 30, 2020 are as follows:

Open Written Options

Call Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Square, Inc.	210	$1,995,000	$95	7/17/2020	$(236,040)
Teladoc Health, Inc.	104	2,184,000	210	7/17/2020	(32,240)
Twilio, Inc.	96	2,208,000	230	7/17/2020	(47,040)

					$(315,320)

Put Options

Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Align Technology, Inc.	14	$294,000	$210	7/17/2020	$(1,848)
National Vision Holdings, Inc.	165	412,500	25	7/17/2020	(1,650)
Nordstrom, Inc.	324	405,000	13	7/17/2020	(8,100)
The Middleby Corp.	57	313,500	55	7/17/2020	(3,420)

					$(15,018)

Total Written Options					$(330,338)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 81.5%
Apparel — 1.2%
Columbia Sportswear Co.	2,462	$198,388
Levi Strauss & Co., Class A	59,349	795,277

		993,665

Auto Parts & Equipment — 0.9%
Aptiv PLC	9,724	757,694

Banks — 6.3%
Citizens Financial Group, Inc.	65,858	1,662,256
First Horizon National Corp.	95,038	946,578
M&T Bank Corp.	17,823	1,853,057
Regions Financial Corp.	66,807	742,894

		5,204,785

Biotechnology — 1.0%
Corteva, Inc.	30,941	828,909

Chemicals — 7.2%
Axalta Coating Systems Ltd.*	50,904	1,147,885
NewMarket Corp.	4,306	1,724,467
Nutrien Ltd.	31,624	1,015,130
W.R. Grace & Co.	20,666	1,050,040
Westlake Chemical Corp.	18,501	992,579

		5,930,101

Commercial Services — 0.8%
Global Payments, Inc.	3,740	634,379

Computers — 1.6%
Check Point Software Technologies Ltd.*	12,135	1,303,663

Distribution & Wholesale — 1.4%
IAA, Inc.*	30,661	1,182,595

Diversified Financial Services — 1.4%
Discover Financial Services	22,169	1,110,445

Electric — 8.3%
Alliant Energy Corp.	41,135	1,967,898
Entergy Corp.	17,097	1,603,870
Evergy, Inc.	38,566	2,286,578
PPL Corp.	38,388	991,946

		6,850,292

Electrical Components & Equipment — 2.1%
AMETEK, Inc.	19,425	1,736,012

Electronics — 3.2%
Agilent Technologies, Inc.	13,793	1,218,888
Avnet, Inc.	51,232	1,428,604

		2,647,492

Entertainment — 0.5%
Cedar Fair LP	16,184	445,060

Environmental Control — 1.4%
Waste Connections, Inc.	12,571	1,179,034

Food — 2.5%
Lamb Weston Holdings, Inc.	18,057	1,154,384
Sanderson Farms, Inc.	3,461	401,095
Tyson Foods, Inc., Class A	8,342	498,101

		2,053,580

	Number of Shares	Value†

Gas — 1.3%
Southwest Gas Holdings, Inc.	15,438	$1,065,994

Hand & Machine Tools — 1.7%
Lincoln Electric Holdings, Inc.	16,970	1,429,553

Healthcare Products — 1.2%
Hologic, Inc.*	17,616	1,004,112

Healthcare Services — 2.9%
Laboratory Corp. of America Holdings*	14,449	2,400,123

Insurance — 9.6%
Axis Capital Holdings Ltd.	35,112	1,424,143
Globe Life, Inc.	30,931	2,296,008
RenaissanceRe Holdings Ltd.	12,826	2,193,631
The Hartford Financial Services Group, Inc.	51,868	1,999,511

		7,913,293

Internet — 2.2%
F5 Networks, Inc.*	12,872	1,795,386

Machinery—Construction & Mining — 3.3%
BWX Technologies, Inc.	47,358	2,682,357

Media — 2.3%
Fox Corp., Class B	71,264	1,912,726

Oil & Gas — 1.1%
Pioneer Natural Resources Co.	9,243	903,041

Packaging and Containers — 1.7%
Graphic Packaging Holding Co.	98,632	1,379,862

Retail — 2.1%
Casey’s General Stores, Inc.	7,755	1,159,527
O’Reilly Automotive, Inc.*	1,298	547,328

		1,706,855

Savings & Loans — 2.1%
Sterling Bancorp	63,047	738,911
Washington Federal, Inc.	37,958	1,018,793

		1,757,704

Semiconductors — 2.3%
Analog Devices, Inc.	6,057	742,831
Maxim Integrated Products, Inc.	18,827	1,141,104

		1,883,935

Software — 6.1%
CDK Global, Inc.	21,684	898,151
Cerner Corp.	9,244	633,676
Citrix Systems, Inc.	7,042	1,041,582
Electronic Arts, Inc.*	12,467	1,646,268
Synopsys, Inc.*	4,054	790,530

		5,010,207

Trucking and Leasing — 1.8%
GATX Corp.	24,967	1,522,488

TOTAL COMMON STOCKS (Cost $62,295,296)		67,225,342

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 15.1%
Apartments — 3.0%
Camden Property Trust	15,873	$1,447,935
Mid-America Apartment Communities, Inc.	9,225	1,057,831

		2,505,766

Building & Real Estate — 3.3%
Equity LifeStyle Properties, Inc.	43,547	2,720,816

Diversified — 2.5%
Lamar Advertising Co., Class A	30,747	2,052,670

Office Property — 2.4%
Equity Commonwealth	61,732	1,987,770

Storage & Warehousing — 3.9%
Americold Realty Trust	37,388	1,357,185
Public Storage	9,633	1,848,476

		3,205,661

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $11,570,644)		12,472,683

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $2,953,362)	2,953,362	2,953,362

TOTAL INVESTMENTS — 100.2% (Cost $76,819,302)		82,651,387

Other Assets & Liabilities — (0.2)%		(149,995)

TOTAL NET ASSETS — 100.0%		$82,501,392

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

N.V. — Naamloze Vennootschap.

Country Weightings as of 06/30/2020 ††
United States	90%
Bermuda	4
Canada	3
Israel	2
Ireland	1

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$67,225,342	$67,225,342	$—	$—
REAL ESTATE INVESTMENT TRUSTS	12,472,683	12,472,683	—	—
SHORT-TERM INVESTMENTS	2,953,362	2,953,362	—	—

TOTAL INVESTMENTS	$82,651,387	$82,651,387	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.7%
Aerospace & Defense — 1.8%
BAE Systems PLC	104,323	$623,793
General Dynamics Corp.	5,691	850,577

		1,474,370

Airlines — 0.9%
Southwest Airlines Co.	22,496	768,913

Auto Manufacturers — 3.5%
Cummins, Inc.	6,694	1,159,802
Honda Motor Co., Ltd. ADR	25,998	664,509
PACCAR, Inc.	14,537	1,088,095

		2,912,406

Auto Parts & Equipment — 1.4%
Aptiv PLC	7,611	593,049
BorgWarner, Inc.	15,954	563,176

		1,156,225

Banks — 7.7%
Commerce Bancshares, Inc.	17,201	1,022,943
M&T Bank Corp.	3,229	335,719
Northern Trust Corp.	30,685	2,434,548
State Street Corp.	8,221	522,445
The Bank of New York Mellon Corp.	16,699	645,416
Truist Financial Corp.	21,201	796,098
Westamerica BanCorp	12,427	713,558

		6,470,727

Building Materials — 1.8%
Johnson Controls International PLC	44,284	1,511,856

Computers — 1.0%
HP, Inc.	50,515	880,476

Diversified Financial Services — 1.9%
Ameriprise Financial, Inc.	6,495	974,510
BlackRock, Inc.	346	188,255
T. Rowe Price Group, Inc.	3,514	433,979

		1,596,744

Electric — 7.8%
Ameren Corp.	5,865	412,661
CMS Energy Corp.	5,352	312,664
Edison International	21,244	1,153,762
Evergy, Inc.	11,689	693,041
Eversource Energy	6,786	565,070
NorthWestern Corp.	21,003	1,145,084
Pinnacle West Capital Corp.	18,458	1,352,787
Xcel Energy, Inc.	14,461	903,812

		6,538,881

Electrical Components & Equipment — 2.2%
Emerson Electric Co.	29,731	1,844,214

Electronics — 5.4%
ABB Ltd.	29,689	673,434
Hubbell, Inc.	12,434	1,558,726
nVent Electric PLC	73,301	1,372,928
TE Connectivity Ltd.	11,077	903,329

		4,508,417

	Number of Shares	Value†

Environmental Control — 1.6%
Republic Services, Inc.	16,853	$1,382,789

Food — 7.9%
Conagra Brands, Inc.	35,240	1,239,391
Kellogg Co.	12,346	815,577
Koninklijke Ahold Delhaize N.V.	47,313	1,289,465
Mondelez International, Inc., Class A	12,901	659,628
Orkla ASA	81,182	712,745
Sysco Corp.	15,766	861,770
The J.M. Smucker Co.	10,232	1,082,648

		6,661,224

Food Service — 1.0%
Sodexo S.A.	11,872	805,012

Forest Products & Paper — 1.1%
Mondi PLC	49,591	927,595

Gas — 1.7%
Atmos Energy Corp.	6,010	598,476
Spire, Inc.	12,581	826,697

		1,425,173

Hand & Machine Tools — 0.2%
Lincoln Electric Holdings, Inc.	1,560	131,414

Healthcare Products — 6.5%
Envista Holdings Corp.*	50,134	1,057,326
Henry Schein, Inc.*	16,227	947,495
Hologic, Inc.*	9,915	565,155
Siemens Healthineers AG	7,091	340,849
Zimmer Biomet Holdings, Inc.	20,961	2,501,905

		5,412,730

Healthcare Services — 3.1%
Quest Diagnostics, Inc.	11,719	1,335,497
Universal Health Services, Inc., Class B	13,749	1,277,145

		2,612,642

Home Builders — 0.1%
Thor Industries, Inc.	980	104,399

Household Products & Wares — 0.7%
Kimberly-Clark Corp.	4,440	627,594

Insurance — 5.3%
Aflac, Inc.	22,706	818,097
Arthur J. Gallagher & Co.	6,875	670,244
Brown & Brown, Inc.	3,949	160,961
Chubb Ltd.	15,178	1,921,838
ProAssurance Corp.	10,382	150,228
Reinsurance Group of America, Inc.	9,313	730,512

		4,451,880

Internet — 1.2%
F5 Networks, Inc.*	7,361	1,026,712

Media — 1.0%
Fox Corp., Class B	31,357	841,622

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.9%
IMI PLC	73,238	$835,550
Textron, Inc.	23,423	770,851

		1,606,401

Oil & Gas — 1.9%
Cimarex Energy Co.	10,021	275,477
ConocoPhillips	25,388	1,066,804
Noble Energy, Inc.	30,552	273,746

		1,616,027

Oil & Gas Services — 0.5%
Baker Hughes Co.	25,379	390,583

Packaging and Containers — 3.6%
Graphic Packaging Holding Co.	33,186	464,272
Packaging Corp. of America	10,098	1,007,781
Sonoco Products Co.	23,154	1,210,723
Westrock Co.	13,209	373,286

		3,056,062

Pharmaceuticals — 2.7%
Cardinal Health, Inc.	19,746	1,030,544
McKesson Corp.	7,805	1,197,443

		2,227,987

Retail — 4.3%
Advance Auto Parts, Inc.	8,602	1,225,355
Genuine Parts Co.	11,852	1,030,650
MSC Industrial Direct Co., Inc., Class A	14,227	1,035,868
Target Corp.	2,462	295,267

		3,587,140

Savings & Loans — 0.9%
Capitol Federal Financial, Inc.	64,891	714,450

Semiconductors — 3.7%
Applied Materials, Inc.	23,430	1,416,343
Maxim Integrated Products, Inc.	18,018	1,092,071
Microchip Technology, Inc.	5,245	552,351

		3,060,765

Software — 1.2%
Cerner Corp.	15,201	1,042,029

Telecommunications — 1.0%
Rogers Communications, Inc., Class B	20,903	839,908

Transportation — 2.2%
Heartland Express, Inc.	39,554	823,514
Norfolk Southern Corp.	5,639	990,039

		1,813,553

TOTAL COMMON STOCKS (Cost $77,129,893)		76,028,920

REAL ESTATE INVESTMENT TRUSTS — 3.7%
Diversified — 1.5%
Weyerhaeuser Co.	54,496	1,223,980

Healthcare — 0.8%
Welltower, Inc.	13,737	710,890

	Number of Shares	Value†

Hotels & Resorts — 0.9%
MGM Growth Properties LLC, Class A	26,200	$712,902

Office Property — 0.5%
Piedmont Office Realty Trust, Inc., Class A	25,188	418,373

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,542,452)		3,066,145

EXCHANGE TRADED FUNDS — 2.9%

Investment Companies — 2.9%
iShares Russell Mid-Cap Value ETF (Cost $2,229,248)	31,330	2,397,685

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $1,689,478)	1,689,478	1,689,478

TOTAL INVESTMENTS — 99.3% (Cost $84,591,071)		83,182,228

Other Assets & Liabilities — 0.7%		620,345

TOTAL NET ASSETS — 100.0%		$83,802,573

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

ASA — Allmennaksjeselskap.

ETF — Exchange-Traded Fund.

LLC — Limited Liability Company.

M — Month.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

Country Weightings as of 06/30/2020 ††
United States	85%
Switzerland	4
United Kingdom	4
Netherlands	2
Canada	1
France	1
Norway	1
Other	2

Total	100%

††	% of total investments as of June 30, 2020.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Core Value Fund

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,474,370	$850,577	$623,793	$—
Airlines	768,913	768,913	—	—
Auto Manufacturers	2,912,406	2,912,406	—	—
Auto Parts & Equipment	1,156,225	1,156,225	—	—
Banks	6,470,727	6,470,727	—	—
Building Materials	1,511,856	1,511,856	—	—
Computers	880,476	880,476	—	—
Diversified Financial Services	1,596,744	1,596,744	—	—
Electric	6,538,881	6,538,881	—	—
Electrical Components & Equipment	1,844,214	1,844,214	—	—
Electronics	4,508,417	3,834,983	673,434	—
Environmental Control	1,382,789	1,382,789	—	—
Food	6,661,224	4,659,014	2,002,210	—
Food Service	805,012	—	805,012	—
Forest Products & Paper	927,595	—	927,595	—
Gas	1,425,173	1,425,173	—	—
Hand & Machine Tools	131,414	131,414	—	—
Healthcare Products	5,412,730	5,071,881	340,849	—
Healthcare Services	2,612,642	2,612,642	—	—
Home Builders	104,399	104,399	—	—
Household Products & Wares	627,594	627,594	—	—
Insurance	4,451,880	4,451,880	—	—
Internet	1,026,712	1,026,712	—	—
Media	841,622	841,622	—	—
Miscellaneous Manufacturing	1,606,401	770,851	835,550	—
Oil & Gas	1,616,027	1,616,027	—	—
Oil & Gas Services	390,583	390,583	—	—
Packaging and Containers	3,056,062	3,056,062	—	—
Pharmaceuticals	2,227,987	2,227,987	—	—
Retail	3,587,140	3,587,140	—	—
Savings & Loans	714,450	714,450	—	—
Semiconductors	3,060,765	3,060,765	—	—
Software	1,042,029	1,042,029	—	—
Telecommunications	839,908	839,908	—	—
Transportation	1,813,553	1,813,553	—	—

TOTAL COMMON STOCKS	76,028,920	69,820,477	6,208,443	—

REAL ESTATE INVESTMENT TRUSTS	3,066,145	3,066,145	—	—
EXCHANGE TRADED FUNDS	2,397,685	2,397,685	—	—
SHORT-TERM INVESTMENTS	1,689,478	1,689,478	—	—

TOTAL INVESTMENTS	$83,182,228	$76,973,785	$6,208,443	$—

OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$28,983	$—	$28,983	$—

TOTAL ASSETS - OTHER FINANCIAL INSTRUMENTS	$28,983	$—	$28,983	$—

LIABILITIES TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Forward Foreign Currency Contracts	$(566)	$—	$(566)	$—

TOTAL LIABILITIES - OTHER FINANCIAL INSTRUMENTS	$(566)	$—	$(566)	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Mid Core Value Fund

Open forward foreign currency contracts held by Mid Core Value Fund at June 30, 2020 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Canadian Dollar	Morgan Stanley	9/30/2020	(1,006,532)	1.35736	$(743,629)	$(741,536)	$2,093	$—
Buy	Canadian Dollar	Morgan Stanley	9/30/2020	24,342	1.35736	17,855	17,933	78	—
Sell	Euro	Credit Suisse	9/30/2020	(1,931,423)	0.88827	(2,179,765)	(2,174,364)	5,401	—
Buy	Euro	Credit Suisse	9/30/2020	77,870	0.88827	87,618	87,665	47	—
Sell	Japanese Yen	BOFA Securities	9/30/2020	(50,226,850)	107.8365	(471,738)	(465,769)	5,969	—
Buy	Japanese Yen	BOFA Securities	9/30/2020	6,867,077	107.8365	64,026	63,680	—	(346)
Sell	Norwegian Krone	Goldman Sachs	9/30/2020	(5,777,073)	9.62201	(602,390)	(600,402)	1,988	—
Sell	Pound Sterling	JP Morgan	9/30/2020	(1,712,659)	0.80661	(2,136,634)	(2,123,280)	13,354	—
Buy	Pound Sterling	JP Morgan	9/30/2020	47,523	0.80661	59,042	58,917	—	(125)
Sell	Swiss Franc	UBS Securities	9/30/2020	(554,794)	0.94485	(587,230)	(587,177)	53	—
Buy	Swiss Franc	UBS Securities	9/30/2020	32,668	0.94485	34,670	34,575	—	(95)

	Total							$28,983	$(566)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.6%
Advertising — 1.0%
The Trade Desk, Inc., Class A*	1,875	$762,188

Aerospace & Defense — 3.1%
Aerojet Rocketdyne Holdings, Inc.*	26,105	1,034,802
HEICO Corp., Class A	4,255	345,676
Teledyne Technologies, Inc.*	3,129	972,963

		2,353,441

Apparel — 0.9%
Columbia Sportswear Co.	4,016	323,609
Deckers Outdoor Corp.*	1,943	381,586

		705,195

Beverages — 0.6%
The Boston Beer Co., Inc., Class A*	886	475,472

Biotechnology — 9.0%
Amarin Corp. PLC ADR*	22,939	158,738
Argenx S.E. ADR*	2,034	458,118
Atreca, Inc., Class A*	12,034	256,083
Avidity Biosciences, Inc.*	2,536	71,667
Beam Therapeutics, Inc.*	10,461	292,908
Bluebird Bio, Inc.*	4,807	293,419
Centogene N.V.*	15,736	360,040
Exelixis, Inc.*	38,564	915,509
Genmab A/S ADR*	24,612	834,101
Guardant Health, Inc.*	8,106	657,640
Immunomedics, Inc.*	22,856	810,017
Momenta Pharmaceuticals, Inc.*	17,039	566,888
PTC Therapeutics, Inc.*	11,303	573,514
Y-mAbs Therapeutics, Inc.*	13,007	561,902

		6,810,544

Building Materials — 3.3%
Fortune Brands Home & Security, Inc.	6,263	400,394
Lennox International, Inc.	1,741	405,635
The AZEK Co., Inc*	26,055	830,112
Trex Co., Inc.*	6,754	878,493

		2,514,634

Chemicals — 3.1%
Ashland Global Holdings, Inc.	11,287	779,932
RPM International, Inc.	20,823	1,562,974

		2,342,906

Commercial Services — 5.8%
Avalara, Inc.*	11,166	1,486,083
Booz Allen Hamilton Holding Corp.	15,186	1,181,319
Bright Horizons Family Solutions, Inc.*	4,628	542,402
Chegg, Inc.*	7,076	475,932
Paylocity Holding Corp.*	2,691	392,590
Rollins, Inc.	8,365	354,592

		4,432,918

Computers — 1.6%
Lumentum Holdings, Inc.*	7,603	619,112
Zscaler, Inc.*	5,420	593,490

		1,212,602

	Number of Shares	Value†

Distribution & Wholesale — 2.2%
Pool Corp.	2,982	$810,716
SiteOne Landscape Supply, Inc.*	7,283	830,044

		1,640,760

Diversified Financial Services — 1.9%
Cboe Global Markets, Inc.	4,736	441,774
Evercore, Inc., Class A	5,663	333,664
Houlihan Lokey, Inc.	5,691	316,647
Tradeweb Markets, Inc., Class A	6,024	350,236

		1,442,321

Electrical Components & Equipment — 2.9%
Generac Holdings, Inc.*	8,193	998,972
Novanta, Inc.*	11,350	1,211,840

		2,210,812

Electronics — 5.1%
Allegion PLC	10,598	1,083,327
Badger Meter, Inc.	12,489	785,808
National Instruments Corp.	15,990	618,973
PerkinElmer, Inc.	13,831	1,356,683

		3,844,791

Food — 1.5%
BellRing Brands, Inc., Class A*	20,043	399,657
Beyond Meat, Inc.*	1,822	244,112
Lamb Weston Holdings, Inc.	8,230	526,144

		1,169,913

Hand & Machine Tools — 1.4%
Colfax Corp.*	39,394	1,099,093

Healthcare Products — 9.2%
10X Genomics, Inc., Class A*	4,231	377,871
Bio-Techne Corp.	5,167	1,364,450
Castle Biosciences, Inc.*	9,530	359,186
Inari Medical, Inc.*	1,190	57,643
Nevro Corp.*	6,182	738,563
NuVasive, Inc.*	8,535	475,058
Silk Road Medical, Inc.*	5,215	218,456
Tandem Diabetes Care, Inc.*	7,787	770,290
Teleflex, Inc.	3,140	1,142,897
West Pharmaceutical Services, Inc.	6,339	1,440,031

		6,944,445

Healthcare Services — 2.3%
Molina Healthcare, Inc.*	6,850	1,219,163
Teladoc Health, Inc.*	2,796	533,589

		1,752,752

Household Products & Wares — 1.3%
Avery Dennison Corp.	4,968	566,799
The Scotts Miracle-Gro Co.	2,998	403,141

		969,940

Insurance — 1.1%
Brown & Brown, Inc.	11,683	476,199
Primerica, Inc.	3,171	369,739

		845,938

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — 2.3%
Anaplan, Inc.*	12,197	$552,646
Zendesk, Inc.*	13,336	1,180,636

		1,733,282

Leisure Time — 2.5%
Brunswick Corp.	10,946	700,653
Peloton Interactive, Inc., Class A*	11,983	692,258
Planet Fitness, Inc., Class A*	7,935	480,623

		1,873,534

Lodging — 1.0%
Choice Hotels International, Inc.	9,429	743,948

Machinery—Diversified — 1.5%
IDEX Corp.	3,791	599,130
Xylem, Inc.	7,750	503,440

		1,102,570

Media — 0.8%
Factset Research Systems, Inc.	1,919	630,334

Metal Fabricate/Hardware — 0.8%
RBC Bearings, Inc.*	4,291	575,166

Office & Business Equipment — 1.2%
Zebra Technologies Corp., Class A*	3,466	887,123

Pharmaceuticals — 8.0%
Agios Pharmaceuticals, Inc.*	19,620	1,049,278
Alector, Inc.*	13,191	322,388
Elanco Animal Health, Inc.*	23,393	501,780
GW Pharmaceuticals PLC ADR*	2,317	284,342
MyoKardia, Inc.*	5,726	553,246
Neogen Corp.*	7,245	562,212
Neurocrine Biosciences, Inc.*	11,823	1,442,406
Sarepta Therapeutics, Inc.*	8,566	1,373,472

		6,089,124

Retail — 5.6%
Dunkin’ Brands Group, Inc.	11,266	734,881
Five Below, Inc.*	5,581	596,664
Floor & Decor Holdings, Inc., Class A*	15,695	904,817
Freshpet, Inc.*	5,024	420,308
RH*	2,321	577,697
Vroom, Inc.*	2,993	156,055
Wingstop, Inc.	6,331	879,819

		4,270,241

Semiconductors — 6.7%
Entegris, Inc.	20,557	1,213,891
Inphi Corp.*	6,662	782,785
MKS Instruments, Inc.	7,379	835,598
Monolithic Power Systems, Inc.	4,849	1,149,213
Teradyne, Inc.	13,125	1,109,194

		5,090,681

Software — 9.4%
Bill.com Holdings, Inc.*	5,487	494,982
Black Knight, Inc.*	10,052	729,373
Cloudflare, Inc., Class A*	25,866	929,883

	Number of Shares	Value†

Software — (continued)
Coupa Software, Inc.*	2,790	$772,942
Dynatrace, Inc.*	28,591	1,160,795
Elastic N.V.*	10,683	985,079
HubSpot, Inc.*	5,112	1,146,877
MongoDB, Inc.*	4,107	929,578

		7,149,509

Telecommunications — 1.0%
Ciena Corp.*	13,728	743,508

Transportation — 0.5%
XPO Logistics, Inc.*	4,829	373,040

TOTAL COMMON STOCKS (Cost $62,235,161)		74,792,725

REAL ESTATE INVESTMENT TRUSTS — 1.9%

Building & Real Estate — 1.1%
Equity LifeStyle Properties, Inc.	13,024	813,739

Storage & Warehousing — 0.8%
Americold Realty Trust	8,627	313,160
Terreno Realty Corp.	5,571	293,258

		606,418

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,376,711)		1,420,157

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $1,684,211)	1,684,211	1,684,211

TOTAL INVESTMENTS — 102.7% (Cost $65,296,083)		77,897,093

Other Assets & Liabilities — (2.7)%		(2,030,708)

TOTAL NET ASSETS — 100.0%		$75,866,385

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.E. — Societas Europaea.

Country Weightings as of 06/30/2020 ††
United States	95%
Ireland	2
Netherlands	2
Denmark	1

Total	100%

††	% of total investments as of June 30, 2020.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

SMID Cap Growth Fund

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$74,792,725	$74,792,725	$—	$—
REAL ESTATE INVESTMENT TRUSTS	1,420,157	1,420,157	—	—
SHORT-TERM INVESTMENTS	1,684,211	1,684,211	—	—

TOTAL INVESTMENTS	$77,897,093	$77,897,093	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 88.6%
Aerospace & Defense — 0.7%
AAR Corp.	17,790	$367,719

Airlines — 1.9%
Alaska Air Group, Inc.	15,013	544,371
SkyWest, Inc.	14,950	487,669

		1,032,040

Apparel — 3.0%
Capri Holdings Ltd.*	14,212	222,134
Crocs, Inc.*	16,621	611,985
Ralph Lauren Corp.	5,920	429,318
Skechers U.S.A., Inc., Class A*	13,000	407,940

		1,671,377

Auto Parts & Equipment — 2.5%
Dana, Inc.	60,892	742,274
Lear Corp.	6,013	655,537

		1,397,811

Banks — 10.2%
Associated Banc-Corp.	53,773	735,615
BankUnited, Inc.	34,475	698,119
Comerica, Inc.	14,925	568,642
First Citizens BancShares, Inc., Class A	1,051	425,676
Synovus Financial Corp.	35,920	737,437
Texas Capital Bancshares, Inc.*	15,717	485,184
Umpqua Holdings Corp.	58,494	622,376
Webster Financial Corp.	21,062	602,584
Zions Bancorp NA	22,141	752,794

		5,628,427

Beverages — 1.1%
Primo Water Corp.	44,468	611,435

Building Materials — 1.7%
Masonite International Corp.*	11,674	908,004

Chemicals — 1.6%
GCP Applied Technologies, Inc.*	1,389	25,808
Orion Engineered Carbons S.A.	43,656	462,317
Westlake Chemical Corp.	7,589	407,150

		895,275

Commercial Services — 3.4%
Quanta Services, Inc.	21,995	862,864
Robert Half International, Inc.	9,655	510,074
United Rentals, Inc.*	3,350	499,284

		1,872,222

Computers — 2.6%
Genpact Ltd.	13,742	501,858
NCR Corp.*	28,671	496,582
NetScout Systems, Inc.*	17,819	455,453

		1,453,893

Diversified Financial Services — 1.7%
Moelis & Co., Class A	19,199	598,241
OneMain Holdings, Inc.	13,474	330,652

		928,893

	Number of Shares	Value†

Electric — 3.1%
Alliant Energy Corp.	16,908	$808,879
Black Hills Corp.	7,747	438,945
PNM Resources, Inc.	12,139	466,623

		1,714,447

Electrical Components & Equipment — 2.3%
Belden, Inc.	16,624	541,111
EnerSys	10,870	699,811

		1,240,922

Electronics — 2.8%
Arrow Electronics, Inc.*	6,797	466,886
TTM Technologies, Inc.*	41,574	493,068
Vishay Intertechnology, Inc.	37,643	574,808

		1,534,762

Engineering & Construction — 1.2%
AECOM*	17,760	667,421

Food — 4.0%
Nomad Foods Ltd.*	38,501	825,846
The Hain Celestial Group, Inc.*	29,408	926,646
US Foods Holding Corp.*	22,322	440,190

		2,192,682

Gas — 0.9%
Southwest Gas Holdings, Inc.	6,922	477,964

Hand & Machine Tools — 3.2%
Kennametal, Inc.	28,704	824,092
Regal Beloit Corp.	10,914	953,010

		1,777,102

Healthcare Services — 2.3%
ICON PLC*	3,312	557,939
Molina Healthcare, Inc.*	4,017	714,946

		1,272,885

Home Builders — 3.1%
KB Home	12,800	392,704
PulteGroup, Inc.	26,480	901,114
Taylor Morrison Home Corp.*	21,354	411,919

		1,705,737

Insurance — 7.6%
American Financial Group, Inc.	8,118	515,168
Essent Group Ltd.	16,848	611,077
Everest Re Group Ltd.	4,087	842,739
First American Financial Corp.	11,859	569,469
Kemper Corp.	1,211	87,822
Reinsurance Group of America, Inc.	6,595	517,312
Selective Insurance Group, Inc.	7,630	402,406
The Hanover Insurance Group, Inc.	6,114	619,532

		4,165,525

Internet — 0.6%
Criteo S.A. ADR*	28,788	327,895

Iron & Steel — 0.7%
Carpenter Technology Corp.	16,537	401,518

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 3.3%
Brunswick Corp.	14,557	$931,794
Callaway Golf Co.	49,998	875,465

		1,807,259

Machinery — Construction & Mining — 1.4%
Oshkosh Corp.	10,890	779,942

Media — 0.2%
Houghton Mifflin Harcourt Co.*	50,599	91,584

Miscellaneous Manufacturing — 0.5%
Trinseo S.A.	13,397	296,878

Oil & Gas — 1.7%
Cimarex Energy Co.	4,484	123,265
HollyFrontier Corp.	28,481	831,645

		954,910

Oil & Gas Services — 1.7%
Dril-Quip, Inc.*	15,337	456,889
MRC Global, Inc.*	79,493	469,804

		926,693

Packaging and Containers — 2.5%
Graphic Packaging Holding Co.	44,040	616,120
Sealed Air Corp.	22,852	750,688

		1,366,808

Pharmaceuticals — 1.0%
Perrigo Co. PLC	9,900	547,173

Retail — 4.4%
Foot Locker, Inc.	17,871	521,118
Papa John’s International, Inc.	11,900	944,979
Williams-Sonoma, Inc.	11,474	940,983

		2,407,080

Savings & Loans — 0.9%
Sterling Bancorp	40,112	470,113

Semiconductors — 2.2%
Kulicke & Soffa Industries, Inc.	29,341	611,173
MaxLinear, Inc.*	26,468	568,003

		1,179,176

Software — 2.6%
CommVault Systems, Inc.*	17,293	669,239
Nuance Communications, Inc.*	14,515	367,302
Verint Systems, Inc.*	9,014	407,253

		1,443,794

Telecommunications — 1.3%
Amdocs Ltd.	11,361	691,658

Transportation — 2.5%
Knight-Swift Transportation Holdings, Inc.	18,822	785,065
XPO Logistics, Inc.*	7,303	564,157

		1,349,222

	Number of Shares	Value†

Trucking and Leasing — 0.2%
GATX Corp.	1,866	$113,789

TOTAL COMMON STOCKS (Cost $54,773,143)		48,672,035

REAL ESTATE INVESTMENT TRUSTS — 10.6%

Apartments — 2.7%
American Campus Communities, Inc.	19,272	673,749
Camden Property Trust	8,830	805,473

		1,479,222

Healthcare — 1.3%
Physicians Realty Trust	39,995	700,712

Hotels & Resorts — 2.5%
MGM Growth Properties LLC, Class A	27,509	748,520
Park Hotels & Resorts, Inc.	27,350	270,492
RLJ Lodging Trust	36,962	348,921

		1,367,933

Industrial — 1.4%
STAG lndustrial, Inc.	27,345	801,755

Office Property — 0.8%
Cousins Properties, Inc.	15,695	468,182

Storage & Warehousing — 1.9%
Americold Realty Trust	9,873	358,390
CubeSmart	24,964	673,778

		1,032,168

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,772,414)		5,849,972

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $619,481)	619,481	619,481

TOTAL INVESTMENTS — 100.3% (Cost $62,165,038)		55,141,488
Other Assets & Liabilities — (0.3)%		(174,592)

TOTAL NET ASSETS — 100.0%		$54,966,896

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

LLC — Limited Liability Company.

NA — National Association.

S.A. — Societe Anonyme.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

SMID Cap Value Fund

Country Weightings as of 06/30/2020 ††
United States	93%
Ireland	2
United Kingdom	2
Bermuda	1
France	1
Singapore	1

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$48,672,035	$48,672,035	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,849,972	5,849,972	—	—
SHORT-TERM INVESTMENTS	619,481	619,481	—	—

TOTAL INVESTMENTS	$55,141,488	$55,141,488	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.7%
Advertising — 1.7%
The Trade Desk, Inc., Class A*	4,610	$1,873,965

Aerospace & Defense — 0.6%
HEICO Corp., Class A	8,003	650,164

Apparel — 0.5%
Carter’s, Inc.	7,277	587,254

Auto Parts & Equipment — 0.5%
Visteon Corp.*	7,454	510,599

Banks — 0.3%
Kearny Financial Corp.	47,068	385,016

Biotechnology — 6.2%
ACADIA Pharmaceuticals, Inc.*	7,732	374,770
Amicus Therapeutics, Inc.*	35,534	535,853
Ascendis Pharma A/S ADR*	4,493	664,515
BioNTech SE ADR*	2,946	196,616
Epizyme, Inc.*	17,801	285,884
Fate Therapeutics, Inc.*	20,165	691,861
FibroGen, Inc.*	13,333	540,386
Generation Bio Co.*	11,016	231,336
Insmed, Inc.*	31,192	859,028
Ligand Pharmaceuticals, Inc.*	11,009	1,231,356
NeoGenomics, Inc.*	39,308	1,217,762
Vir Biotechnology, Inc.*	3,201	131,145

		6,960,512

Building Materials — 0.5%
Summit Materials, Inc., Class A*	35,582	572,159

Chemicals — 2.5%
H.B. Fuller Co.	12,434	554,556
Rogers Corp.*	6,329	788,594
Sensient Technologies Corp.	28,617	1,492,663

		2,835,813

Commercial Services — 7.0%
Avalara, Inc.*	11,131	1,481,425
Cimpress PLC*	4,896	373,761
Euronet Worldwide, Inc.*	11,141	1,067,530
HealthEquity, Inc.*	8,831	518,115
K12, Inc.*	24,349	663,267
MarketAxess Holdings, Inc.	1,259	630,658
ServiceMaster Global Holdings, Inc.*	46,125	1,646,201
Shift4 Payments, Inc., Class A*	3,519	124,924
TriNet Group, Inc.*	7,803	475,515
WEX, Inc.*	4,995	824,225

		7,805,621

Computers — 3.9%
Cubic Corp.	10,155	487,745
Kornit Digital Ltd.*	27,920	1,490,370
MAXIMUS, Inc.	9,171	646,097
NCR Corp.*	24,526	424,790
WNS Holdings Ltd. ADR*	22,890	1,258,492

		4,307,494

	Number of Shares	Value†

Diversified Financial Services — 3.1%
Cboe Global Markets, Inc.	9,486	$884,854
LendingTree, Inc.*	3,153	912,888
LPL Financial Holdings, Inc.	20,737	1,625,781

		3,423,523

Electric — 0.6%
NRG Energy, Inc.	21,211	690,630

Electrical Components & Equipment — 1.8%
Belden, Inc.	12,948	421,457
EnerSys	11,676	751,701
Novanta, Inc.*	8,152	870,389

		2,043,547

Electronics — 3.8%
Alarm.com Holdings, Inc.*	13,717	888,999
Brady Corp., Class A	24,560	1,149,899
Itron, Inc.*	11,641	771,216
National Instruments Corp.	12,674	490,610
OSI Systems, Inc.*	12,004	895,979

		4,196,703

Engineering & Construction — 0.9%
frontdoor, Inc.*	21,401	948,706

Entertainment — 0.7%
Cedar Fair LP	10,648	292,820
Manchester United PLC, Class A	31,789	503,220

		796,040

Food — 1.5%
BellRing Brands, Inc., Class A*	26,586	530,125
Hostess Brands, Inc.*	51,737	632,226
Premium Brands Holdings Corp.	8,771	559,494

		1,721,845

Healthcare Products — 8.2%
Bio-Techne Corp.	5,462	1,442,350
Bruker Corp.	28,522	1,160,275
Cantel Medical Corp.	12,092	534,829
Glaukos Corp.*	14,982	575,608
Globus Medical, Inc., Class A*	25,423	1,212,931
ICU Medical, Inc.*	4,544	837,505
Integra LifeSciences Holdings Corp.*	31,252	1,468,532
Quidel Corp.*	2,332	521,762
STERIS PLC	8,958	1,374,516

		9,128,308

Healthcare Services — 4.2%
Catalent, Inc.*	52,261	3,830,731
Chemed Corp.	1,802	812,828

		4,643,559

Home Builders — 0.8%
Thor Industries, Inc.	7,990	851,175

Household Products & Wares — 1.1%
Helen of Troy Ltd.*	4,399	829,475
Ontex Group N.V.*	30,237	444,460

		1,273,935

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 0.8%
RLI Corp.	11,464	$941,194

Internet — 1.7%
ChannelAdvisor Corp.*	49,917	790,685
Zendesk, Inc.*	13,040	1,154,431

		1,945,116

Machinery — Diversified — 3.0%
CSW Industrials, Inc.	20,761	1,434,792
Gates Industrial Corp. PLC*	40,582	417,183
Nordson Corp.	6,042	1,146,228
Westinghouse Air Brake Technologies Corp.	6,798	391,361

		3,389,564

Metal Fabricate/Hardware — 1.2%
Rexnord Corp.	47,711	1,390,776

Miscellaneous Manufacturing — 3.9%
Carlisle Cos., Inc.	10,123	1,211,419
ITT, Inc.	17,665	1,037,642
John Bean Technologies Corp.	8,384	721,192
Proto Labs, Inc.*	3,991	448,868
Standex International Corp.	16,452	946,813

		4,365,934

Pharmaceuticals — 6.4%
Eagle Pharmaceuticals, Inc.*	12,743	611,409
Global Blood Therapeutics, Inc.*	9,750	615,517
GW Pharmaceuticals PLC ADR*	5,299	650,293
Heron Therapeutics, Inc.*	24,091	354,379
Heska Corp.*	5,115	476,565
Knight Therapeutics, Inc.*	65,860	340,555
Neurocrine Biosciences, Inc.*	9,608	1,172,176
Prestige Consumer Healthcare, Inc.*	23,627	887,430
Rhythm Pharmaceuticals, Inc.*	19,779	441,072
Sarepta Therapeutics, Inc.*	4,613	739,648
uniQure N.V.*	6,636	299,018
Vaxcyte, Inc.*	16,920	534,841

		7,122,903

Real Estate — 0.4%
Jones Lang LaSalle, Inc.	4,565	472,295

Retail — 4.2%
Casey’s General Stores, Inc.	4,785	715,453
Dunkin’ Brands Group, Inc.	10,669	695,939
National Vision Holdings, Inc.*	23,191	707,789
Texas Roadhouse, Inc.	6,784	356,635
The Lovesac Co.*	38,306	1,004,767
Vroom, Inc.*	8,126	423,690
Williams-Sonoma, Inc.	9,328	764,989

		4,669,262

Semiconductors — 2.6%
Cree, Inc.*	9,162	542,299
Entegris, Inc.	22,165	1,308,843
ON Semiconductor Corp.*	52,346	1,037,498

		2,888,640

	Number of Shares	Value†

Software — 17.1%
ACI Worldwide, Inc.*	23,942	$646,195
Blackbaud, Inc.	22,600	1,290,008
Broadridge Financial Solutions, Inc.	15,478	1,953,169
Cadence Design Systems, Inc.*	9,974	957,105
Clarivate PLC*	71,851	1,604,433
Dynatrace, Inc.*	19,098	775,379
Envestnet, Inc.*	14,547	1,069,786
Guidewire Software, Inc.*	8,345	925,043
Intelligent Systems Corp.*	16,805	572,714
J2 Global, Inc.*	7,724	488,234
Jack Henry & Associates, Inc.	4,305	792,249
LivePerson, Inc.*	27,008	1,118,941
RealPage, Inc.*	21,270	1,382,763
Sailpoint Technologies Holdings, Inc.*	35,099	929,071
SS&C Technologies Holdings, Inc.	37,556	2,121,163
The Descartes Systems Group, Inc.*	35,320	1,864,602
Yext, Inc.*	39,936	663,337

		19,154,192

Telecommunications — 4.4%
Nice Ltd. ADR*	18,955	3,587,044
PagerDuty, Inc.*	17,593	503,512
Vonage Holdings Corp.*	79,974	804,538

		4,895,094

Transportation — 2.6%
CryoPort, Inc.*	40,284	1,218,591
Saia, Inc.*	14,898	1,656,360

		2,874,951

TOTAL COMMON STOCKS (Cost $77,185,613)		110,316,489

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Diversified — 0.8%
Lamar Advertising Co. Class A (Cost $699,158)	12,703	848,052

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $2,627,750)	2,627,750	2,627,750

TOTAL INVESTMENTS — 101.8% (Cost $80,512,521)		113,792,291

Other Assets & Liabilities — (1.8)%		(1,976,913)

TOTAL NET ASSETS — 100.0%		$111,815,378

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Growth Fund

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

N.V. — Naamloze Vennootschap.

Country Weightings as of 06/30/2020 ††
United States	88%
Israel	5
Canada	2
United Kingdom	2
Denmark	1
India	1
Other	1

Total	100%

††	% of total investments as of June 30, 2020.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$1,873,965	$1,873,965	$—	$—
Aerospace & Defense	650,164	650,164	—	—
Apparel	587,254	587,254	—	—
Auto Parts & Equipment	510,599	510,599	—	—
Banks	385,016	385,016	—	—
Biotechnology	6,960,512	6,960,512	—	—
Building Materials	572,159	572,159	—	—
Chemicals	2,835,813	2,835,813	—	—
Commercial Services	7,805,621	7,805,621	—	—
Computers	4,307,494	4,307,494	—	—
Diversified Financial Services	3,423,523	3,423,523	—	—
Electric	690,630	690,630	—	—
Electrical Components & Equipment	2,043,547	2,043,547	—	—
Electronics	4,196,703	4,196,703	—	—
Engineering & Construction	948,706	948,706	—	—
Entertainment	796,040	796,040	—	—
Food	1,721,845	1,721,845	—	—
Healthcare Products	9,128,308	9,128,308	—	—
Healthcare Services	4,643,559	4,643,559	—	—
Home Builders	851,175	851,175	—	—
Household Products & Wares	1,273,935	829,475	444,460	—
Insurance	941,194	941,194	—	—
Internet	1,945,116	1,945,116	—	—
Machinery - Diversified	3,389,564	3,389,564	—	—
Metal Fabricate/Hardware	1,390,776	1,390,776	—	—
Miscellaneous Manufacturing	4,365,934	4,365,934	—	—
Pharmaceuticals	7,122,903	7,122,903	—	—
Real Estate	472,295	472,295	—	—

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Retail	$4,669,262	$4,669,262	$—	$—
Semiconductors	2,888,640	2,888,640	—	—
Software	19,154,192	19,154,192	—	—
Telecommunications	4,895,094	4,895,094	—	—
Transportation	2,874,951	2,874,951	—	—

TOTAL COMMON STOCKS	110,316,489	109,872,029	444,460	—

REAL ESTATE INVESTMENT TRUSTS	848,052	848,052	—	—

SHORT-TERM INVESTMENTS	2,627,750	2,627,750	—	—

TOTAL INVESTMENTS	$113,792,291	$113,347,831	$444,460	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.5%
Aerospace & Defense — 1.5%
AAR Corp.	15,396	$318,235
Aerojet Rocketdyne Holdings, Inc.*	11,747	465,651
Curtiss-Wright Corp.	4,478	399,796
Ducommun, Inc.*	10,303	359,266
Kaman Corp.	16,018	666,349

		2,209,297

Airlines — 0.6%
Allegiant Travel Co.	3,046	332,654
SkyWest, Inc.	16,233	529,520

		862,174

Apparel — 1.3%
Crocs, Inc.*	19,073	702,268
Deckers Outdoor Corp.*	2,709	532,020
Wolverine World Wide, Inc.	28,434	677,014

		1,911,302

Auto Manufacturers — 0.2%
Navistar International Corp.*	10,158	286,456

Auto Parts & Equipment — 1.0%
Adient PLC*	52,058	854,792
American Axle & Manufacturing Holdings, Inc.*	24,005	182,438
Cooper Tire & Rubber Co.	5,831	160,994
Visteon Corp.*	4,351	298,044

		1,496,268

Banks — 16.0%
Alerus Financial Corp.	6,752	133,419
Amalgamated Bank, Class A	13,329	168,479
Ameris Bancorp	41,618	981,769
Atlantic Union Bankshares Corp.	39,244	908,891
BancorpSouth Bank	47,450	1,079,013
Bank of Hawaii Corp.	3,955	242,876
Banner Corp.	30,153	1,145,814
Bryn Mawr Bank Corp.	8,941	247,308
Columbia Banking System, Inc.	45,259	1,282,866
Community Bank System, Inc.	21,200	1,208,824
ConnectOne Bancorp, Inc.	33,335	537,360
CVB Financial Corp.	62,308	1,167,652
FB Financial Corp.	28,328	701,684
First Financial Bankshares, Inc.	33,290	961,748
First Merchants Corp.	36,121	995,856
First Midwest Bancorp, Inc.	33,671	449,508
German American Bancorp, Inc.	15,546	483,481
Glacier Bancorp, Inc.	37,220	1,313,494
Great Western Bancorp, Inc.	27,581	379,515
Heritage Financial Corp.	24,197	483,940
Home BancShares, Inc.	45,472	699,359
Independent Bank Corp.	19,330	1,296,850
Lakeland Financial Corp.	22,653	1,055,403
Pinnacle Financial Partners, Inc.	16,061	674,401
Renasant Corp.	44,392	1,105,361
Sandy Spring Bancorp, Inc.	10,601	262,693
South State Corp.	28,547	1,360,550

	Number of Shares	Value†

Banks — (continued)
The First of Long Island Corp.	7,370	$120,426
Towne Bank	23,088	434,978
TriCo Bancshares	21,236	646,636
United Community Banks, Inc.	53,242	1,071,229
Walker & Dunlop, Inc.	12,396	629,841

		24,231,224

Biotechnology — 0.6%
Arena Pharmaceuticals, Inc.*	8,622	542,755
Emergent BioSolutions, Inc.*	5,543	438,340

		981,095

Building Materials — 1.8%
Gibraltar Industries, Inc.*	9,404	451,486
Griffon Corp.	28,888	535,006
Patrick Industries, Inc.	11,162	683,672
Summit Materials, Inc., Class A*	41,591	668,783
The AZEK Co., Inc*	12,046	383,786

		2,722,733

Chemicals — 2.2%
H.B. Fuller Co.	11,497	512,766
PolyOne Corp.	50,807	1,332,668
Quaker Chemical Corp.	1,334	247,657
Rogers Corp.*	3,939	490,799
Stepan Co.	2,620	254,402
W.R. Grace & Co.	9,139	464,353

		3,302,645

Coal — 0.2%
Warrior Met Coal, Inc.	19,963	307,231

Commercial Services — 3.4%
ABM Industries, Inc.	22,017	799,217
AMN Healthcare Services, Inc.*	5,813	262,980
ASGN, Inc.*	16,095	1,073,215
FTI Consulting, Inc.*	2,835	324,749
Green Dot Corp., Class A*	5,335	261,842
Herc Holdings, Inc.*	13,571	417,037
HMS Holdings Corp.*	15,565	504,150
ICF International, Inc.	7,947	515,204
Laureate Education, Inc., Class A*	39,083	389,462
Rent-A-Center, Inc.	22,628	629,511

		5,177,367

Computers — 1.0%
CACI International, Inc., Class A*	2,336	506,631
NetScout Systems, Inc.*	28,862	737,713
Vocera Communications, Inc.*	13,819	292,963

		1,537,307

Cosmetics & Personal Care — 0.1%
Edgewell Personal Care Co.*	5,425	169,043

Distribution & Wholesale — 0.3%
Beacon Roofing Supply, Inc.*	19,685	519,093

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — 2.7%
Collier Creek Holdings, Class A*	39,545	$541,766
Hamilton Lane, Inc., Class A	10,062	677,877
Houlihan Lokey, Inc.	11,573	643,922
Oportun Financial Corp.*	10,140	136,282
PJT Partners, Inc., Class A	9,333	479,156
Stifel Financial Corp.	30,230	1,433,809
Virtu Financial, Inc., Class A	9,674	228,306

		4,141,118

Electric — 3.2%
ALLETE, Inc.	21,268	1,161,445
IDACORP, Inc.	5,259	459,479
MGE Energy, Inc.	7,988	515,306
PNM Resources, Inc.	33,868	1,301,886
Portland General Electric Co.	34,685	1,450,180

		4,888,296

Electronics — 2.4%
Brady Corp., Class A	11,171	523,026
FARO Technologies, Inc.*	10,505	563,068
II-VI, Inc.*	6,410	302,680
Mesa Laboratories, Inc.	1,906	413,221
nVent Electric PLC	24,754	463,643
TTM Technologies, Inc.*	59,414	704,650
Watts Water Technologies, Inc., Class A	8,257	668,817

		3,639,105

Engineering & Construction — 3.0%
AECOM*	14,894	559,716
EMCOR Group, Inc.	14,290	945,141
KBR, Inc.	63,936	1,441,757
MasTec, Inc.*	21,236	952,859
TopBuild Corp.*	5,939	675,680

		4,575,153

Entertainment — 1.2%
Eldorado Resorts, Inc.*	12,083	484,045
Live Nation Entertainment, Inc.*	1,525	67,603
Marriott Vacations Worldwide Corp.	13,432	1,104,245
Penn National Gaming, Inc.*	7,045	215,154

		1,871,047

Environmental Control — 0.4%
Casella Waste Systems, Inc., Class A*	10,524	548,511

Food — 3.1%
BellRing Brands, Inc., Class A*	18,486	368,611
Darling Ingredients, Inc.*	60,913	1,499,678
Grocery Outlet Holding Corp.*	8,664	353,491
Hostess Brands, Inc.*	55,571	679,078
Nomad Foods Ltd.*	21,453	460,167
Performance Food Group Co.*	38,567	1,123,842
The Simply Good Foods Co.*	7,996	148,566

		4,633,433

	Number of Shares	Value†

Gas — 1.5%
Chesapeake Utilities Corp.	9,573	$804,132
ONE Gas, Inc.	20,102	1,548,859

		2,352,991

Hand & Machine Tools — 1.3%
Colfax Corp.*	28,923	806,952
Kennametal, Inc.	38,352	1,101,086

		1,908,038

Healthcare Products — 2.1%
Avanos Medical, Inc.*	25,390	746,212
CONMED Corp.	10,417	749,920
Globus Medical, Inc., Class A*	13,235	631,442
Luminex Corp.	16,645	541,462
Merit Medical Systems, Inc.*	10,468	477,864

		3,146,900

Healthcare Services — 1.5%
Acadia Healthcare Co., Inc.*	28,645	719,562
Magellan Health, Inc.*	6,059	442,186
Syneos Health, Inc.*	10,717	624,265
Tenet Healthcare Corp.*	23,350	422,869

		2,208,882

Home Builders — 1.4%
KB Home	18,521	568,224
Meritage Homes Corp.*	20,200	1,537,624

		2,105,848

Household Products & Wares — 0.3%
Helen of Troy Ltd.*	2,571	484,788

Insurance — 5.5%
AMERISAFE, Inc.	8,568	524,019
BRP Group, Inc., Class A*	19,941	344,381
CNO Financial Group, Inc.	14,751	229,673
Enstar Group Ltd.*	4,967	758,808
Kemper Corp.	9,518	690,245
Kinsale Capital Group, Inc.	5,541	860,019
MGIC Investment Corp.	98,654	807,976
NMI Holdings, Inc., Class A*	36,559	587,869
Palomar Holdings, Inc.*	8,855	759,405
Primerica, Inc.	7,083	825,878
RLI Corp.	10,483	860,654
Selective Insurance Group, Inc.	19,862	1,047,522

		8,296,449

Iron & Steel — 0.8%
Cleveland-Cliffs, Inc.	73,369	404,997
Commercial Metals Co.	39,765	811,206

		1,216,203

Leisure Time — 0.9%
BRP, Inc.	9,818	418,050
Callaway Golf Co.	30,051	526,193
Malibu Boats, Inc., Class A*	7,105	369,105

		1,313,348

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 0.4%
Boyd Gaming Corp.	28,273	$590,906

Machinery — Construction & Mining — 0.2%
Astec Industries, Inc.	7,705	356,819

Machinery — Diversified — 1.6%
Cactus, Inc., Class A	27,932	576,237
Chart Industries, Inc.*	9,638	467,347
Columbus McKinnon Corp.	16,745	560,120
SPX FLOW, Inc.*	23,926	895,789

		2,499,493

Media — 0.8%
Nexstar Media Group, Inc., Class A	10,815	905,107
TEGNA, Inc.	26,558	295,856

		1,200,963

Metal Fabricate/Hardware — 1.8%
CIRCOR International, Inc.*	11,206	285,529
Rexnord Corp.	54,434	1,586,751
The Timken Co.	18,540	843,385

		2,715,665

Mining — 0.7%
Constellium S.E.*	66,471	510,497
Sandstorm Gold Ltd.*	61,271	589,427

		1,099,924

Miscellaneous Manufacturing — 0.7%
Enerpac Tool Group Corp.	26,054	458,550
Federal Signal Corp.	22,285	662,533

		1,121,083

Office Furnishings — 0.4%
Herman Miller, Inc.	23,160	546,808

Oil & Gas — 2.2%
Brigham Minerals, Inc., Class A	37,716	465,793
Falcon Minerals Corp.	60,066	192,211
Noble Energy, Inc.	53,559	479,889
Parsley Energy, Inc., Class A	68,758	734,336
Viper Energy Partners LP	77,615	804,091
WPX Energy, Inc.*	104,969	669,702

		3,346,022

Oil & Gas Services — 0.6%
ChampionX Corp.*	89,636	874,847

Packaging and Containers — 0.9%
Graphic Packaging Holding Co.	41,702	583,411
TriMas Corp.*	29,752	712,560

		1,295,971

Pharmaceuticals — 0.7%
PRA Health Sciences, Inc.*	4,975	484,018
Prestige Consumer Healthcare, Inc.*	17,023	639,384

		1,123,402

	Number of Shares	Value†

Pipelines — 0.2%
Rattler Midstream LP	33,219	$322,224

Real Estate — 0.3%
Kennedy-Wilson Holdings, Inc.	34,837	530,219

Retail — 4.8%
Big Lots, Inc.	2,225	93,450
BJ’s Wholesale Club Holdings, Inc.*	8,854	329,989
BMC Stock Holdings, Inc.*	24,509	616,156
Brinker International, Inc.	19,081	457,944
Burlington Stores, Inc.*	1,935	381,059
FirstCash, Inc.	6,753	455,692
Five Below, Inc.*	3,805	406,792
Jack in the Box, Inc.	11,431	846,923
Lithia Motors, Inc., Class A	5,725	866,364
Papa John’s International, Inc.	3,526	280,000
RH*	2,161	537,873
Sally Beauty Holdings, Inc.*	2,654	33,255
Sonic Automotive, Inc., Class A	15,081	481,235
Texas Roadhouse, Inc.	7,996	420,350
The Michaels Cos, Inc.*	73,808	521,823
Zumiez, Inc.*	17,583	481,422

		7,210,327

Savings & Loans — 2.3%
Brookline Bancorp, Inc.	50,723	511,288
OceanFirst Financial Corp.	42,278	745,361
Pacific Premier Bancorp, Inc.	32,859	712,383
Provident Financial Services, Inc.	28,700	414,715
Washington Federal, Inc.	39,569	1,062,032

		3,445,779

Semiconductors — 1.9%
CTS Corp.	17,777	356,251
FormFactor, Inc.*	6,839	200,588
Lattice Semiconductor Corp.*	20,209	573,734
MACOM Technology Solutions Holdings, Inc.*	612	21,022
MKS Instruments, Inc.	4,292	486,026
Onto Innovation, Inc.*	22,061	750,957
Semtech Corp.*	9,952	519,693

		2,908,271

Software — 1.7%
Allscripts Healthcare Solutions, Inc.*	40,079	271,335
Bottomline Technologies, Inc.*	12,040	611,271
Cloudera, Inc.*	30,383	386,472
ManTech International Corp., Class A	7,238	495,731
SYNNEX Corp.	2,929	350,806
Verint Systems, Inc.*	11,419	515,910

		2,631,525

Telecommunications — 1.0%
InterDigital, Inc.	4,836	273,863
Knowles Corp.*	39,485	602,541
Viavi Solutions, Inc.*	50,513	643,535

		1,519,939

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 2.4%
Air Transport Services Group, Inc.*	14,504	$323,004
ArcBest Corp.	9,047	239,836
Euronav N.V.	53,906	439,334
Golar LNG Ltd.*	56,112	406,251
Hub Group, Inc., Class A*	8,874	424,709
Marten Transport Ltd.	24,938	627,440
Saia, Inc.*	7,449	828,180
Werner Enterprises, Inc.	7,162	311,762

		3,600,516

Water — 0.4%
SJW Group	10,205	633,833

TOTAL COMMON STOCKS (Cost $136,164,530)		132,617,881

REAL ESTATE INVESTMENT TRUSTS — 11.8%
Apartments — 0.1%
Preferred Apartment Communities, Inc., Class A	27,779	211,120

Building & Real Estate — 1.2%
PennyMac Mortgage Investment Trust	62,764	1,100,253
Two Harbors Investment Corp.	142,326	717,323

		1,817,576

Diversified — 1.0%
Blackstone Mortgage Trust, Inc., Class A	2,831	68,199
PS Business Parks, Inc.	10,267	1,359,351

		1,427,550

Diversified Financial Services — 0.5%
KKR Real Estate Finance Trust, Inc.	47,130	781,415

Healthcare — 2.1%
Healthcare Realty Trust, Inc.	47,204	1,382,605
National Health Investors, Inc.	12,666	769,080
Physicians Realty Trust	62,337	1,092,144

		3,243,829

Hotels & Resorts — 1.5%
Park Hotels & Resorts, Inc.	50,300	497,467
Pebblebrook Hotel Trust	67,667	924,331
RLJ Lodging Trust	88,628	836,649

		2,258,447

Industrial — 2.1%
CyrusOne, Inc.	17,517	1,274,362
STAG lndustrial, Inc.	63,829	1,871,466

		3,145,828

Office Property — 1.0%
Columbia Property Trust, Inc.	55,367	727,522
Hudson Pacific Properties, Inc.	28,148	708,204

		1,435,726

Real Estate — 0.5%
Safehold, Inc.	13,639	784,106

	Number of Shares	Value†

Storage & Warehousing — 1.4%
Life Storage, Inc.	6,874	$652,686
Terreno Realty Corp.	27,299	1,437,020

		2,089,706

Strip Centers — 0.4%
Acadia Realty Trust	46,282	600,740

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $21,207,213)		17,796,043

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund — Institutional Shares (seven-day effective yield 0.100%) (Cost $2,178,253)	2,178,253	2,178,253

TOTAL INVESTMENTS — 100.7% (Cost $159,549,996)		152,592,177

Other Assets & Liabilities — (0.7)%		(1,060,622)

TOTAL NET ASSETS — 100.0%		$151,531,555

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

N.V. — Naamloze Vennootschap.

PLC — Public Limited Company.

S.E. — Societas Europaea.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$132,617,881	$132,617,881	$—	$—
REAL ESTATE INVESTMENT TRUSTS	17,796,043	17,796,043	—	—
SHORT-TERM INVESTMENTS	2,178,253	2,178,253	—	—

TOTAL INVESTMENTS	$152,592,177	$152,592,177	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 92.9%
Advertising — 0.1%
Boston Omaha Corp., Class A*	400	$6,400
Fluent, Inc.*	1,700	3,026
National CineMedia, Inc.	1,874	5,566
Quotient Technology, Inc.*	2,700	19,764

		34,756

Aerospace & Defense — 0.7%
AAR Corp.	1,069	22,096
Aerojet Rocketdyne Holdings, Inc.*	2,440	96,722
AeroVironment, Inc.*	718	57,174
Astronics Corp.*	795	8,395
Barnes Group, Inc.	1,565	61,911
Ducommun, Inc.*	400	13,948
Kaman Corp.	948	39,437
Kratos Defense & Security Solutions, Inc.*	3,622	56,612
Moog, Inc., Class A	991	52,503
National Presto Industries, Inc.	146	12,759
Park Aerospace Corp.	533	5,938
Triumph Group, Inc.	1,600	14,416

		441,911

Agriculture — 0.3%
Alico, Inc.	151	4,705
Cadiz, Inc.*	800	8,128
Fresh Del Monte Produce, Inc.	1,016	25,014
Limoneira Co.	600	8,694
Tejon Ranch Co.*	825	11,880
The Andersons, Inc.	1,132	15,576
Turning Point Brands, Inc.	300	7,473
Universal Corp.	855	36,346
Vector Group Ltd.	4,657	46,850

		164,666

Airlines — 0.3%
Allegiant Travel Co.	455	49,691
Hawaiian Holdings, Inc.	1,526	21,425
Mesa Air Group, Inc.*	900	3,096
SkyWest, Inc.	1,681	54,834
Spirit Airlines, Inc.*	3,000	53,400

		182,446

Apparel — 0.9%
Crocs, Inc.*	2,300	84,686
Deckers Outdoor Corp.*	951	186,767
G-III Apparel Group Ltd.*	1,508	20,041
Kontoor Brands, Inc.	1,800	32,058
Lakeland Industries, Inc.*	300	6,729
Oxford Industries, Inc.	608	26,758
Rocky Brands, Inc.	200	4,112
Steven Madden Ltd.	2,873	70,934
Superior Group of Cos, Inc.	200	2,680
Unifi, Inc.*	460	5,925
Weyco Group, Inc.	200	4,318
Wolverine World Wide, Inc.	2,782	66,240

		511,248

	Number of Shares	Value†

Auto Manufacturers — 0.2%
Blue Bird Corp.*	392	$5,876
Navistar International Corp.*	1,600	45,120
REV Group, Inc.	1,000	6,100
Wabash National Corp.	1,800	19,116
Workhorse Group, Inc.*	2,300	39,997

		116,209

Auto Parts & Equipment — 1.1%
Adient PLC*	3,100	50,902
Altra Industrial Motion Corp.	2,103	67,002
American Axle & Manufacturing Holdings, Inc.*	3,716	28,242
Cooper Tire & Rubber Co.	1,749	48,290
Cooper-Standard Holdings, Inc.*	600	7,950
Dana, Inc.	4,796	58,463
Dorman Products, Inc.*	892	59,826
Douglas Dynamics, Inc.	700	24,584
Gentherm, Inc.*	1,068	41,545
Meritor, Inc.*	2,445	48,411
Miller Industries, Inc.	343	10,211
Modine Manufacturing Co.*	1,577	8,705
Motorcar Parts of America, Inc.*	700	12,369
Standard Motor Products, Inc.	700	28,840
Telenav, Inc.*	1,000	5,490
Tenneco, Inc., Class A*	1,600	12,096
The Goodyear Tire & Rubber Co.	7,900	70,666
The Shyft Group, Inc.	1,000	16,840
Visteon Corp.*	900	61,650
XPEL, Inc.*	600	9,384

		671,466

Banks — 8.1%
1st Constitution Bancorp	400	4,960
1st Source Corp.	488	17,363
ACNB Corp.	200	5,236
Alerus Financial Corp.	600	11,856
Allegiance Bancshares, Inc.	600	15,234
Amalgamated Bank, Class A	300	3,792
American National Bankshares, Inc.	400	10,016
Ameris Bancorp	2,312	54,540
Ames National Corp.	299	5,902
Arrow Financial Corp.	424	12,606
Atlantic Capital Bancshares, Inc.*	800	9,728
Atlantic Union Bankshares Corp.	2,607	60,378
Auburn National BanCorp, Inc.	100	5,709
BancFirst Corp.	620	25,153
Banco Latinoamericano de Comercio Exterior S.A.	1,110	12,765
BancorpSouth Bank	3,249	73,882
Bank First Corp.	200	12,820
Bank of Commerce Holdings	800	6,064
Bank of Marin Bancorp	480	15,998
BankUnited, Inc.	3,200	64,800
Bankwell Financial Group, Inc.	300	4,770
Banner Corp.	1,200	45,600
Bar Harbor Bankshares	597	13,367

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Baycom Corp.*	400	$5,164
BCB Bancorp, Inc.	400	3,712
Bridge Bancorp, Inc.	507	11,580
Bridgewater Bancshares Inc.*	700	7,175
Bryn Mawr Bank Corp.	632	17,481
Business First Bancshares, Inc.	400	6,140
Byline Bancorp, Inc.	700	9,170
C&F Financial Corp.	100	3,325
Cadence BanCorp	4,506	39,923
California Bancorp, Inc.*	300	4,470
Cambridge Bancorp	200	11,848
Camden National Corp.	539	18,617
Capital Bancorp, Inc.*	400	4,280
Capital City Bank Group, Inc.	469	9,826
Capstar Financial Holdings, Inc.	600	7,200
Carter Bank & Trust	800	6,456
Cathay General Bancorp	2,650	69,695
CB Financial Services, Inc.	200	4,364
CBTX, Inc.	500	10,500
Central Pacific Financial Corp.	900	14,427
Central Valley Community Bancorp	400	6,156
Century Bancorp, Inc., Class A	69	5,363
Chemung Financial Corp.	100	2,730
ChoiceOne Financial Services, Inc.	300	8,868
CIT Group, Inc.	3,400	70,482
Citizens & Northern Corp.	356	7,351
Citizens Holding Co.	200	5,000
City Holding Co.	548	35,713
Civista Bancshares, Inc.	400	6,160
CNB Financial Corp.	474	8,499
Coastal Financial Corp.*	300	4,356
Codorus Valley Bancorp, Inc.	276	3,817
Colony Bankcorp, Inc.	300	3,531
Columbia Banking System, Inc.	2,368	67,121
Community Bank System, Inc.	1,737	99,044
Community Trust Bancorp, Inc.	483	15,823
ConnectOne Bancorp, Inc.	1,360	21,923
County Bancorp, Inc.	200	4,186
CrossFirst Bankshares, Inc.*	1,500	14,670
Customers Bancorp, Inc.*	980	11,780
CVB Financial Corp.	4,592	86,054
Eagle Bancorp, Inc.	1,073	35,141
Enterprise Bancorp, Inc.	313	7,456
Enterprise Financial Services Corp.	782	24,336
Equity Bancshares, Inc., Class A*	500	8,720
Esquire Financial Holdings, Inc.*	300	5,070
Evans Bancorp, Inc.	200	4,652
Farmers & Merchants Bancorp, Inc.	400	8,496
Farmers National Banc Corp.	700	8,302
FB Financial Corp.	500	12,385
Fidelity D&D Bancorp, Inc.	100	4,809
Financial Institutions, Inc.	440	8,188
First Bancorp	924	23,174
First BanCorp Puerto Rico	7,500	41,925
First Bank/Hamilton NJ	400	2,608

	Number of Shares	Value†

Banks — (continued)
First Busey Corp.	1,713	$31,947
First Business Financial Services, Inc.	200	3,290
First Choice Bancorp	300	4,914
First Commonwealth Financial Corp.	3,321	27,498
First Community Bankshares, Inc.	626	14,054
First Community Corp.	300	4,545
First Financial Bancorp	3,382	46,976
First Financial Bankshares, Inc.	4,404	127,232
First Financial Corp.	380	13,999
First Foundation, Inc.	1,200	19,608
First Guaranty Bancshares, Inc.	220	2,691
First Internet Bancorp	300	4,986
First Interstate BancSystem, Inc., Class A	1,487	46,038
First Merchants Corp.	1,830	50,453
First Mid Bancshares, Inc.	500	13,115
First Midwest Bancorp, Inc.	3,714	49,582
First Northwest Bancorp	200	2,484
First United Corp.	300	4,002
FNCB Bancorp, Inc.	800	4,600
Franklin Financial Network, Inc.	400	10,300
Franklin Financial Services Corp.	200	5,180
Fulton Financial Corp.	5,303	55,841
FVCBankcorp, Inc.*	500	5,380
German American Bancorp, Inc.	838	26,062
Glacier Bancorp, Inc.	3,221	113,669
Great Southern Bancorp, Inc.	371	14,974
Great Western Bancorp, Inc.	1,900	26,144
Guaranty Bancshares, Inc.	300	7,761
Hancock Whitney Corp.	2,978	63,134
Hanmi Financial Corp.	913	8,865
HarborOne Bancorp, Inc.*	1,877	16,030
Hawthorn Bancshares, Inc.	208	4,096
HBT Financial, Inc.	400	5,332
Heartland Financial USA, Inc.	1,117	37,352
Heritage Commerce Corp.	1,900	14,259
Heritage Financial Corp.	1,230	24,600
Home BancShares, Inc.	5,335	82,052
Hope Bancorp, Inc.	4,067	37,498
Horizon Bancorp, Inc.	1,350	14,431
Howard Bancorp, Inc.*	500	5,310
IBERIABANK Corp.	1,746	79,513
Independent Bank Corp.	800	11,880
Independent Bank Corp.	1,155	77,489
Independent Bank Group, Inc.	1,250	50,650
International Bancshares Corp.	1,825	58,436
Investar Holding Corp.	300	4,350
Kearny Financial Corp.	2,745	22,454
Lakeland Bancorp, Inc.	1,711	19,557
Lakeland Financial Corp.	791	36,853
Landmark Bancorp, Inc.	200	4,942
LCNB Corp.	400	6,384
Level One Bancorp, Inc.	200	3,348
Live Oak Bancshares, Inc.	900	13,059
Luther Burbank Corp.	800	8,000
Macatawa Bank Corp.	800	6,256
Mackinac Financial Corp.	400	4,148

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
MainStreet Bancshares, Inc.*	300	$3,960
Mercantile Bank Corp.	500	11,300
Merchants Bancorp	200	3,698
Meridian Corp.*	300	4,755
Metrocity Bankshares, Inc.	600	8,598
Metropolitan Bank Holding Corp.*	200	6,416
Mid Penn Bancorp, Inc.	200	3,686
Middlefield Banc Corp.	300	6,225
Midland States Bancorp, Inc.	700	10,465
MidWestOne Financial Group, Inc.	400	8,000
MVB Financial Corp.	200	2,660
National Bankshares, Inc.	219	6,263
NBT Bancorp, Inc.	1,469	45,186
Nicolet Bankshares, Inc.*	300	16,440
Northeast Bank	300	5,265
Northrim BanCorp, Inc.	200	5,028
Norwood Financial Corp.	200	4,958
Oak Valley Bancorp	113	1,433
OFG Bancorp	1,810	24,200
Ohio Valley Banc Corp.	200	4,510
Old National Bancorp	5,461	75,143
Old Second Bancorp, Inc.	800	6,224
OP Bancorp	700	4,830
Origin Bancorp, Inc.	800	17,600
Orrstown Financial Services, Inc.	400	5,900
Park National Corp.	524	36,879
Parke Bancorp, Inc.	440	5,962
PCB Bancorp	300	3,090
PCSB Financial Corp.	500	6,340
Peapack-Gladstone Financial Corp.	636	11,912
Penns Woods Bancorp, Inc.	252	5,723
People’s Utah Bancorp	600	13,482
Peoples Bancorp of North Carolina, Inc.	200	3,534
Peoples Bancorp, Inc.	572	12,172
Peoples Financial Services Corp.	200	7,638
Pioneer Bancorp, Inc.*	500	4,575
Plumas Bancorp	200	4,424
Preferred Bank	500	21,425
Premier Financial Bancorp, Inc.	550	7,051
Provident Bancorp, Inc.	404	3,175
QCR Holdings, Inc.	500	15,590
RBB Bancorp	600	8,190
Red River Bancshares, Inc.	200	8,778
Reliant Bancorp, Inc.	400	6,516
Renasant Corp.	1,835	45,691
Republic Bancorp, Inc., Class A	287	9,388
Republic First Bancorp, Inc.*	1,700	4,148
Richmond Mutual BanCorp, Inc.	600	6,744
S&T Bancorp, Inc.	1,281	30,039
Salisbury Bancorp, Inc.	100	4,099
Sandy Spring Bancorp, Inc.	1,650	40,887
SB Financial Group, Inc.	300	4,986
SB One Bancorp	200	3,940
Seacoast Banking Corp of Florida*	1,740	35,496
Select Bancorp, Inc.*	300	2,442

	Number of Shares	Value†

Banks — (continued)
ServisFirst Bancshares, Inc.	1,600	$57,216
Shore Bancshares, Inc.	300	3,327
Sierra Bancorp	412	7,779
Silvergate Capital Corp., Class A*	600	8,400
Simmons First National Corp., Class A	3,696	63,239
SmartFinancial, Inc.	400	6,472
South Plains Financial, Inc.	400	5,696
South State Corp.	2,411	114,908
Southern First Bancshares, Inc.*	200	5,542
Southern National Bancorp of Virginia, Inc.	600	5,814
Southside Bancshares, Inc.	1,071	29,688
Spirit of Texas Bancshares, Inc.*	400	4,924
Standard AVB Financial Corp.	200	4,640
Sterling Bancorp, Inc.	700	2,506
Stock Yards Bancorp, Inc.	667	26,813
Summit Financial Group, Inc.	400	6,592
Texas Capital Bancshares, Inc.*	1,700	52,479
The Bancorp, Inc.*	1,512	14,818
The Bank of NT Butterfield & Son Ltd.	1,700	41,463
The Bank of Princeton	200	4,016
The Community Financial Corp.	100	2,440
The First Bancorp, Inc.	434	9,418
The First Bancshares, Inc.	700	15,750
The First of Long Island Corp.	689	11,258
Tompkins Financial Corp.	458	29,665
Towne Bank	2,177	41,015
TriCo Bancshares	898	27,344
TriState Capital Holdings, Inc.*	800	12,568
Triumph Bancorp, Inc.*	700	16,989
TrustCo Bank Corp.	3,252	20,585
Trustmark Corp.	2,230	54,680
UMB Financial Corp.	1,481	76,346
United Bankshares, Inc.	4,160	115,066
United Community Banks, Inc.	2,578	51,869
United Security Bancshares	300	2,007
Unity Bancorp, Inc.	200	2,860
Univest Corp.	987	15,930
Valley National Bancorp	13,283	103,873
Veritex Holdings, Inc.	1,653	29,258
Walker & Dunlop, Inc.	1,000	50,810
Washington Trust Bancorp, Inc.	570	18,667
WesBanco, Inc.	2,130	43,260
West BanCorp, Inc.	478	8,360
Westamerica BanCorp	873	50,128
Western New England Bancorp, Inc.	1,000	5,790

		4,848,711

Beverages — 0.3%
Celsius Holdings, Inc.*	1,100	12,947
Coca-Cola Consolidated, Inc.	152	34,837
Craft Brew Alliance, Inc.*	400	6,156
Farmer Bros Co.*	204	1,497
MGP Ingredients, Inc.	400	14,682
National Beverage Corp.*	442	26,971
New Age Beverages Corp.*	2,800	4,284
Primo Water Corp.	5,400	74,250

		175,624

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — 8.5%
Abeona Therapeutics, Inc.*	2,500	$7,288
ADMA Biologics, Inc.*	2,900	8,497
Aduro Biotech, Inc.*	2,800	6,468
Adverum Biotechnologies, Inc.*	2,500	52,200
Affimed N.V.*	2,600	11,999
Agenus, Inc.*	5,000	19,650
Akero Therapeutics, Inc.*	400	9,968
Albireo Pharma, Inc.*	500	13,245
Allakos, Inc.*	800	57,488
Allogene Therapeutics, Inc.*	1,700	72,794
AMAG Pharmaceuticals, Inc.*	956	7,313
Amicus Therapeutics, Inc.*	8,700	131,196
AnaptysBio, Inc.*	800	17,872
Anavex Life Sciences Corp.*	1,900	9,348
ANI Pharmaceuticals, Inc.*	300	9,702
Applied Genetic Technologies Corp.*	1,000	5,540
Applied Therapeutics, Inc.*	500	18,075
Aprea Therapeutics, Inc.*	200	7,756
Aptinyx, Inc.*	1,100	4,587
Aravive, Inc.*	500	5,820
Arcturus Therapeutics Holdings, Inc.*	500	23,370
Arcus Biosciences, Inc.*	1,000	24,740
Arcutis Biotherapeutics, Inc.*	300	9,072
Ardelyx, Inc.*	2,200	15,224
Arena Pharmaceuticals, Inc.*	1,950	122,752
Arrowhead Pharmaceuticals, Inc.*	3,400	146,846
Aspira Women’s Health, Inc.*	1,900	7,296
Assembly Biosciences, Inc.*	1,100	25,652
Atara Biotherapeutics, Inc.*	2,000	29,140
Athersys, Inc.*	5,000	13,800
Atreca, Inc., Class A*	600	12,768
Avid Bioservices, Inc.*	2,100	13,786
Avrobio, Inc.*	1,100	19,195
Beam Therapeutics, Inc.*	400	11,200
BioCryst Pharmaceuticals, Inc.*	5,200	24,778
Biohaven Pharmaceutical Holding Co., Ltd.*	1,600	116,976
Black Diamond Therapeutics, Inc.*	400	16,864
Blueprint Medicines Corp.*	1,900	148,200
BrainStorm Cell Therapeutics, Inc.*	1,000	11,210
Bridgebio Pharma, Inc.*	2,500	81,525
Cabaletta Bio, Inc.*	600	6,684
CASI Pharmaceuticals, Inc.*	1,600	4,000
Catabasis Pharmaceuticals, Inc.*	800	5,144
CEL-SCI Corp.*	1,100	16,412
Cellular Biomedicine Group, Inc.*	300	4,491
Cerecor, Inc.*	1,000	2,600
ChromaDex Corp.*	800	3,672
Coherus Biosciences, Inc.*	2,000	35,720
Constellation Pharmaceuticals, Inc.*	1,000	30,050
ContraFect Corp.*	600	3,834
Cortexyme, Inc.*	600	27,780
Crinetics Pharmaceuticals, Inc.*	1,000	17,520
Cue Biopharma, Inc.*	1,000	24,510
Cymabay Therapeutics, Inc.*	2,600	9,074
Cytokinetics, Inc.*	1,800	42,426

	Number of Shares	Value†

Biotechnology — (continued)
CytomX Therapeutics, Inc.*	1,500	$12,495
Deciphera Pharmaceuticals, Inc.*	1,300	77,636
Denali Therapeutics, Inc.*	2,200	53,196
DermTech, Inc.*	400	5,292
Dicerna Pharmaceuticals, Inc.*	2,200	55,880
Dyadic International, Inc.*	800	6,928
Dynavax Technologies Corp.*	3,220	28,561
Editas Medicine, Inc.*	1,900	56,202
Eiger BioPharmaceuticals, Inc.*	900	8,640
Eloxx Pharmaceuticals, Inc.*	800	2,424
Emergent BioSolutions, Inc.*	1,558	123,207
Enzo Biochem, Inc.*	1,800	4,032
Epizyme, Inc.*	3,100	49,786
Evelo Biosciences, Inc.*	700	3,430
Evolus, Inc.*	600	3,180
Exicure, Inc.*	2,400	5,856
Fate Therapeutics, Inc.*	2,100	72,051
FibroGen, Inc.*	2,800	113,484
Five Prime Therapeutics, Inc.*	1,100	6,710
Frequency Therapeutics, Inc.*	1,000	23,250
Genprex, Inc.*	1,400	4,396
Geron Corp.*	6,550	14,279
GlycoMimetics, Inc.*	1,300	4,888
Gossamer Bio, Inc.*	1,800	23,400
Halozyme Therapeutics, Inc.*	4,589	123,031
Harvard Bioscience, Inc.*	1,700	5,270
Homology Medicines, Inc.*	1,200	18,228
iBio, Inc.*	2,200	4,884
IGM Biosciences, Inc.*	300	21,900
ImmunoGen, Inc.*	6,163	28,350
Immunovant, Inc.*	700	17,045
Innoviva, Inc.*	2,000	27,960
Inovio Pharmaceuticals, Inc.*	4,900	132,055
Insmed, Inc.*	3,500	96,390
Intellia Therapeutics, Inc.*	1,500	31,530
Intercept Pharmaceuticals, Inc.*	872	41,778
IVERIC bio, Inc.*	1,700	8,670
Kaleido Biosciences, Inc.*	600	4,458
Karuna Therapeutics, Inc.*	500	55,730
Karyopharm Therapeutics, Inc.*	2,400	45,456
Keros Therapeutics, Inc.*	300	11,253
Kezar Life Sciences, Inc.*	1,400	7,252
Kiniksa Pharmaceuticals Ltd., Class A*	700	17,836
Kodiak Sciences, Inc.*	1,000	54,120
Krystal Biotech, Inc.*	400	16,568
Kura Oncology, Inc.*	1,900	30,970
Lexicon Pharmaceuticals, Inc.*	1,760	3,511
Ligand Pharmaceuticals, Inc.*	498	55,701
Liquidia Technologies, Inc.*	600	5,052
LogicBio Therapeutics, Inc.*	400	3,384
MacroGenics, Inc.*	1,700	47,464
Magenta Therapeutics, Inc.*	600	4,506
Marker Therapeutics, Inc.*	1,100	2,277
MEI Pharma, Inc.*	3,800	15,694
MeiraGTx Holdings PLC*	500	6,260
Menlo Therapeutics, Inc.*	4,200	7,266

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Molecular Templates, Inc.*	800	$11,032
Momenta Pharmaceuticals, Inc.*	3,982	132,481
Mustang Bio, Inc.*	1,500	4,770
Myriad Genetics, Inc.*	2,300	26,082
NantKwest, Inc.*	1,100	13,508
NeoGenomics, Inc.*	3,500	108,430
NextCure, Inc.*	500	10,720
NGM Biopharmaceuticals, Inc.*	800	15,792
Novavax, Inc.*	2,011	167,617
Omeros Corp.*	1,800	26,496
Oncocyte Corp.*	1,800	3,438
Orgenesis, Inc.*	800	4,864
Ovid therapeutics, Inc.*	1,600	11,792
Oyster Point Pharma, Inc.*	200	5,776
Pacific Biosciences of California, Inc.*	4,600	15,870
Paratek Pharmaceuticals, Inc.*	900	4,698
PDL BioPharma, Inc.*	3,117	9,070
Pfenex, Inc.*	900	7,515
Phathom Pharmaceuticals, Inc.*	400	13,164
Pieris Pharmaceuticals, Inc.*	1,300	4,030
Precigen, Inc.*	2,700	13,473
Prevail Therapeutics, Inc.*	600	8,940
Prothena Corp. PLC*	1,400	14,644
Provention Bio, Inc.*	1,500	21,165
PTC Therapeutics, Inc.*	2,100	106,554
Puma Biotechnology, Inc.*	900	9,387
RAPT Therapeutics, Inc.*	400	11,608
REGENXBIO, Inc.*	1,100	40,513
Replimune Group, Inc.*	500	12,425
Retrophin, Inc.*	1,500	30,615
REVOLUTION Medicines, Inc.*	500	15,785
Rigel Pharmaceuticals, Inc.*	6,090	11,145
Rubius Therapeutics, Inc.*	1,300	7,774
Sangamo Therapeutics, Inc.*	4,103	36,763
Satsuma Pharmaceuticals, Inc.*	300	8,628
Savara, Inc.*	1,000	2,490
Scholar Rock Holding Corp.*	800	14,568
Selecta Biosciences, Inc.*	2,700	7,668
Solid Biosciences, Inc.*	400	1,172
Spectrum Pharmaceuticals, Inc.*	3,614	12,215
Springworks Therapeutics, Inc.*	700	29,400
Stoke Therapeutics, Inc.*	500	11,915
Strongbridge Biopharma PLC*	1,700	6,426
Sutro Biopharma, Inc.*	500	3,880
Syndax Pharmaceuticals, Inc.*	800	11,856
TCR2 Therapeutics, Inc.*	400	6,144
Tela Bio, Inc.*	200	2,592
Theravance Biopharma, Inc.*	1,700	35,683
Translate Bio, Inc.*	1,800	32,256
TransMedics Group, Inc.*	600	10,752
Turning Point Therapeutics, Inc.*	1,000	64,590
Twist Bioscience Corp.*	1,000	45,300
Ultragenyx Pharmaceutical, Inc.*	1,900	148,618
UNITY Biotechnology, Inc.*	900	7,812
Vaxart, Inc.*	2,000	17,700

	Number of Shares	Value†

Biotechnology — (continued)
VBI Vaccines, Inc.*	6,200	$19,220
Veracyte, Inc.*	1,600	41,440
Verastem, Inc.*	6,200	10,664
Vericel Corp.*	1,400	19,348
Veru, Inc.*	2,100	7,014
Viela Bio, Inc.*	700	30,324
Viking Therapeutics, Inc.*	2,400	17,304
Vir Biotechnology, Inc.*	1,600	65,552
VolitionRX Ltd.*	1,100	4,279
WaVe Life Sciences Ltd.*	700	7,287
X4 Pharmaceuticals, Inc.*	300	2,796
XBiotech, Inc.*	467	6,403
Xencor, Inc.*	1,900	61,541
XOMA Corp.*	300	5,928
Y-mAbs Therapeutics, Inc.*	1,000	43,200
Zentalis Pharmaceuticals, Inc.*	400	19,208
ZIOPHARM Oncology, Inc.*	7,527	24,689

		5,101,967

Building Materials — 1.8%
AAON, Inc.	1,385	75,192
American Woodmark Corp.*	569	43,045
Apogee Enterprises, Inc.	843	19,423
Boise Cascade Co.	1,300	48,893
Builders FirstSource, Inc.*	3,973	82,241
Caesarstone Ltd.	600	7,110
Comfort Systems USA, Inc.	1,227	50,000
Cornerstone Building Brands, Inc.*	1,664	10,084
Forterra, Inc.*	400	4,464
Foundation Building Materials, Inc.*	500	7,805
Gibraltar Industries, Inc.*	1,101	52,859
Griffon Corp.	1,256	23,261
JELD-WEN Holding, Inc.*	2,300	37,053
Louisiana-Pacific Corp.	3,894	99,881
LSI Industries, Inc.	1,000	6,470
Masonite International Corp.*	800	62,224
Patrick Industries, Inc.	775	47,469
PGT Innovations, Inc.*	1,900	29,792
Quanex Building Products Corp.	1,025	14,227
Research Frontiers, Inc.*	1,100	4,466
Simpson Manufacturing Co., Inc.	1,485	125,274
SPX Corp.*	1,500	61,725
Summit Materials, Inc., Class A*	3,905	62,792
UFP Industries, Inc.	2,049	101,446
US Concrete, Inc.*	500	12,400

		1,089,596

Chemicals — 1.7%
AdvanSix, Inc.*	1,000	11,740
AgroFresh Solutions, Inc.*	1,400	4,242
American Vanguard Corp.	878	12,081
Amyris, Inc.*	2,700	11,529
Balchem Corp.	1,105	104,820
Codexis, Inc.*	1,700	19,380
Ferro Corp.*	2,938	35,080
GCP Applied Technologies, Inc.*	1,900	35,302

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
H.B. Fuller Co.	1,780	$79,388
Hawkins, Inc.	349	14,860
Ingevity Corp.*	1,400	73,598
Innospec, Inc.	800	61,800
Intrepid Potash, Inc.*	3,700	3,663
Koppers Holdings, Inc.*	620	11,681
Kraton Corp.*	1,041	17,989
Kronos Worldwide, Inc.	900	9,369
Landec Corp.*	718	5,715
Minerals Technologies, Inc.	1,128	52,937
Oil-Dri Corp of America	197	6,836
Orion Engineered Carbons S.A.	2,100	22,239
PolyOne Corp.	3,155	82,756
PQ Group Holdings, Inc.*	1,100	14,564
Quaker Chemical Corp.	454	84,285
Rayonier Advanced Materials, Inc.*	1,900	5,339
Rogers Corp.*	640	79,744
Sensient Technologies Corp.	1,458	76,049
Stepan Co.	741	71,951
Tronox Holdings PLC, Class A	2,900	20,938

		1,029,875

Coal — 0.1%
Arch Resources, Inc.	500	14,205
CONSOL Energy, Inc.*	900	4,563
NACCO Industries, Inc., Class A	122	2,843
Peabody Energy Corp.	2,300	6,624
SunCoke Energy, Inc.	2,541	7,521
Warrior Met Coal, Inc.	1,800	27,702

		63,458

Commercial Services — 4.6%
Aaron’s, Inc.	2,300	104,420
ABM Industries, Inc.	2,239	81,276
Acacia Research Corp.*	1,880	7,689
Adtalem Global Education, Inc.*	1,800	56,070
Alta Equipment Group, Inc.*	700	5,439
American Public Education, Inc.*	555	16,428
AMN Healthcare Services, Inc.*	1,609	72,791
Arlo Technologies, Inc.*	2,433	6,277
ASGN, Inc.*	1,752	116,823
Aspen Group, Inc.*	800	7,240
Avis Budget Group, Inc.*	1,900	43,491
B Riley Financial, Inc.	600	13,056
Barrett Business Services, Inc.	242	12,857
BG Staffing, Inc.	400	4,528
BrightView Holdings, Inc.*	900	10,080
Cardtronics PLC, Class A*	1,163	27,889
Carriage Services, Inc.	600	10,872
Cass Information Systems, Inc.	498	19,437
CBIZ, Inc.*	1,640	39,311
Cimpress PLC*	642	49,010
Collectors Universe, Inc.	300	10,284
CorVel Corp.*	262	18,573
CRA International, Inc.	274	10,823
Cross Country Healthcare, Inc.*	1,084	6,677

	Number of Shares	Value†

Commercial Services — (continued)
Deluxe Corp.	1,407	$33,121
Emerald Holding, Inc.	700	2,156
Ennis, Inc.	858	15,564
Everi Holdings, Inc.*	2,400	12,384
EVERTEC, Inc.	2,039	57,296
Evo Payments, Inc., Class A*	1,400	31,962
ExlService Holdings, Inc.*	1,100	69,740
Forrester Research, Inc.*	375	12,015
Franchise Group, Inc.	700	15,316
Franklin Covey Co.*	297	6,356
Genasys, Inc.*	1,300	6,318
Great Lakes Dredge & Dock Corp.*	1,951	18,066
Green Dot Corp., Class A*	1,690	82,945
GreenSky, Inc., Class A*	2,300	11,270
HealthEquity, Inc.*	2,400	140,808
Heidrick & Struggles International, Inc.	669	14,464
Herc Holdings, Inc.*	800	24,584
Hertz Global Holdings, Inc.*	3,900	5,499
HMS Holdings Corp.*	2,915	94,417
Huron Consulting Group, Inc.*	728	32,214
I3 Verticals, Inc., Class A*	500	15,125
ICF International, Inc.	648	42,010
Information Services Group, Inc.*	1,600	3,312
Insperity, Inc.	1,234	79,877
James River Group Holdings Ltd.	1,000	45,000
K12, Inc.*	1,252	34,104
Kelly Services, Inc., Class A	1,014	16,036
Kforce, Inc.	686	20,066
Korn Ferry	1,890	58,080
Laureate Education, Inc., Class A*	3,900	38,864
LiveRamp Holdings, Inc.*	2,267	96,280
Matthews International Corp., Class A	1,005	19,196
McGrath RentCorp	853	46,071
Medifast, Inc.	364	50,512
MoneyGram International, Inc.*	2,500	8,025
Monro, Inc.	1,137	62,467
National Research Corp.	487	28,348
Perdoceo Education Corp.*	2,300	36,639
PFSweb, Inc.*	600	4,008
Progyny, Inc.*	900	23,229
Quad/Graphics, Inc.	1,300	4,225
Rent-A-Center, Inc.	1,553	43,204
Repay Holdings Corp.*	1,300	32,019
Resources Connection, Inc.	922	11,036
ServiceSource International, Inc.*	3,600	5,688
SP Plus Corp.*	693	14,352
Strategic Education, Inc.	730	112,165
Team, Inc.*	983	5,475
Textainer Group Holdings Ltd.*	1,712	14,004
The Brink’s Co.	1,710	77,822
The Hackett Group, Inc.	716	9,695
The Providence Service Corp.*	400	31,564
TriNet Group, Inc.*	1,400	85,316
TrueBlue, Inc.*	1,376	21,012
Universal Technical Institute, Inc.*	1,100	7,645

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Vectrus, Inc.*	400	$19,652
Viad Corp.	671	12,762
Vivint Smart Home, Inc.*	2,400	41,592
Willdan Group, Inc.*	300	7,503
WW International, Inc.*	1,500	38,070

		2,759,886

Computers — 2.0%
3D Systems Corp.*	3,600	25,164
A10 Networks, Inc.*	1,900	12,939
Conduent, Inc.*	6,100	14,579
Cubic Corp.	1,069	51,344
Diebold Nixdorf, Inc.*	2,400	14,544
ForeScout Technologies, Inc.*	1,700	36,040
iCAD, Inc.*	800	7,992
Immersion Corp.*	842	5,246
Insight Enterprises, Inc.*	1,143	56,236
Mastech Digital, Inc.*	200	5,186
MAXIMUS, Inc.	2,092	147,381
Mitek Systems, Inc.*	1,400	13,454
MTS Systems Corp.	560	9,850
NetScout Systems, Inc.*	2,465	63,005
OneSpan, Inc.*	1,128	31,505
PAE, Inc.*	2,100	20,076
PAR Technology Corp.*	600	17,958
Parsons Corp.*	800	28,992
Perspecta, Inc.	4,800	111,504
Ping Identity Holding Corp.*	500	16,045
PlayAGS, Inc.*	800	2,704
Qualys, Inc.*	1,200	124,824
Quantum Corp.*	1,300	5,018
Rimini Street, Inc.*	900	4,635
StarTek, Inc.*	700	3,556
Super Micro Computer, Inc.*	1,500	42,585
Sykes Enterprises, Inc.*	1,236	34,188
Tenable Holdings, Inc.*	2,100	62,601
The ExOne Co.*	500	4,275
TTEC Holdings, Inc.	607	28,262
Unisys Corp.*	2,224	24,264
Varonis Systems, Inc.*	1,100	97,328
Virtusa Corp.*	989	32,113
Vocera Communications, Inc.*	1,000	21,200

		1,176,593

Cosmetics & Personal Care — 0.2%
Edgewell Personal Care Co.*	1,900	59,204
elf Beauty, Inc.*	800	15,256
Inter Parfums, Inc.	624	30,046
Revlon, Inc., Class A*	270	2,673

		107,179

Distribution & Wholesale — 0.9%
A-Mark Precious Metals, Inc.*	200	3,810
Beacon Roofing Supply, Inc.*	1,781	46,965
Core-Mark Holding Co., Inc.	1,464	36,534
EVI Industries, Inc.*	200	4,342

	Number of Shares	Value†

Distribution & Wholesale — (continued)
Fossil Group, Inc.*	1,700	$7,905
H&E Equipment Services, Inc.	1,059	19,570
KAR Auction Services, Inc.	4,400	60,544
Owens & Minor, Inc.	2,276	17,343
Resideo Technologies, Inc.*	4,300	50,396
ScanSource, Inc.*	881	21,223
SiteOne Landscape Supply, Inc.*	1,400	159,558
Titan Machinery, Inc.*	523	5,680
Triton International Ltd.	1,793	54,221
Veritiv Corp.*	500	8,480
WESCO International, Inc.*	1,647	57,826

		554,397

Diversified Financial Services — 2.3%
Altisource Portfolio Solutions S.A.*	300	4,422
Amerant Bancorp, Inc.*	700	10,528
Artisan Partners Asset Management, Inc., Class A	1,900	61,750
Assetmark Financial Holdings, Inc.*	500	13,645
Associated Capital Group, Inc., Class A	100	3,669
BGC Partners, Inc., Class A	10,700	29,318
Boston Private Financial Holdings, Inc.	2,758	18,975
Brightsphere Investment Group, Inc.	2,200	27,412
Calamos Asset Management, Inc., Class A*(1)	469	0
Cohen & Steers, Inc.	817	55,597
Columbia Financial, Inc.*	1,900	26,514
Cowen, Inc., Class A	947	15,351
Curo Group Holdings Corp.	400	3,268
Diamond Hill Investment Group, Inc.	107	12,163
Encore Capital Group, Inc.*	997	34,077
Enova International, Inc.*	1,229	18,275
EZCORP, Inc., Class A*	1,766	11,126
Federal Agricultural Mortgage Corp., Class C	300	19,203
Federated Hermes, Inc., Class B	3,300	78,210
First Western Financial, Inc.*	300	4,275
Focus Financial Partners, Inc., Class A*	1,100	36,355
GAIN Capital Holdings, Inc.	800	4,816
GAMCO Investors, Inc., Class A	215	2,862
Greenhill & Co., Inc.	500	4,995
Hamilton Lane, Inc., Class A	800	53,896
Houlihan Lokey, Inc.	1,516	84,350
International Money Express, Inc.*	500	6,230
INTL. FCStone, Inc.*	593	32,615
LendingClub Corp.*	2,360	10,738
Marlin Business Services Corp.	200	1,692
MMA Capital Holdings, Inc.*	200	4,624
Moelis & Co., Class A	1,800	56,088
Mr. Cooper Group, Inc.*	2,392	29,756
Navient Corp.	6,600	46,398
Nelnet, Inc., Class A	599	28,596
Oportun Financial Corp.*	700	9,408
Oppenheimer Holdings, Inc., Class A	238	5,186
Paysign, Inc.*	1,100	10,681
PennyMac Financial Services, Inc.	1,600	66,864
Piper Sandler Cos.	587	34,727

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
PJT Partners, Inc., Class A	800	$41,072
PRA Group, Inc.*	1,548	59,846
Premier Financial Corp.	1,231	21,752
Pzena Investment Management, Inc., Class A	830	4,515
R1 RCM, Inc.*	3,700	41,255
Regional Management Corp.*	300	5,313
Safeguard Scientifics, Inc.	850	5,950
Sculptor Capital Management, Inc.	600	7,758
Silvercrest Asset Management Group, Inc., Class A	400	5,084
Stifel Financial Corp.	2,206	104,631
Virtus Investment Partners, Inc.	259	30,119
Waddell & Reed Financial, Inc., Class A	2,400	37,224
Westwood Holdings Group, Inc.	311	4,898
WisdomTree Investments, Inc.	4,800	16,656
World Acceptance Corp.*	163	10,680

		1,375,408

Electric — 1.8%
ALLETE, Inc.	1,751	95,622
Ameresco, Inc., Class A*	800	22,224
Atlantic Power Corp.*	4,127	8,254
Avista Corp.	2,239	81,477
Black Hills Corp.	2,148	121,706
Clearway Energy, Inc., Class A	1,100	23,067
Clearway Energy, Inc., Class C	2,600	59,956
El Paso Electric Co.	1,377	92,259
Genie Energy Ltd., Class B	600	4,416
MGE Energy, Inc.	1,142	73,670
NorthWestern Corp.	1,680	91,594
Ormat Technologies, Inc.	1,400	88,886
Otter Tail Corp.	1,292	50,117
PNM Resources, Inc.	2,710	104,172
Portland General Electric Co.	3,056	127,771
Spark Energy, Inc., Class A	400	2,828
Unitil Corp.	463	20,752

		1,068,771

Electrical Components & Equipment — 0.9%
Advanced Energy Industries, Inc.*	1,293	87,653
American Superconductor Corp.*	900	7,317
Belden, Inc.	1,555	50,615
Encore Wire Corp.	671	32,758
EnerSys	1,423	91,613
Graham Corp.	266	3,389
Insteel Industries, Inc.	691	13,177
nLight, Inc.*	1,200	26,712
Novanta, Inc.*	1,200	128,124
Orion Energy Systems, Inc.*	1,300	4,498
Powell Industries, Inc.	229	6,272
SunPower Corp.*	2,300	17,618
Vicor Corp.*	622	44,753

		514,499

	Number of Shares	Value†

Electronics — 2.3%
Akoustis Technologies, Inc.*	1,100	$9,119
Alarm.com Holdings, Inc.*	1,500	97,215
Allied Motion Technologies, Inc.	200	7,060
API Group Corp.*	4,700	57,105
Applied Optoelectronics, Inc.*	700	7,609
Badger Meter, Inc.	1,018	64,052
Bel Fuse, Inc., Class B	269	2,886
Benchmark Electronics, Inc.	1,213	26,201
Brady Corp., Class A	1,657	77,581
CyberOptics Corp.*	300	9,663
FARO Technologies, Inc.*	620	33,232
Fitbit, Inc., Class A*	8,000	51,680
Fluidigm Corp.*	2,500	10,025
GoPro, Inc., Class A*	4,600	21,896
II-VI, Inc.*	3,018	142,510
IntriCon Corp.*	200	2,704
Iteris, Inc.*	1,200	5,706
Itron, Inc.*	1,400	92,750
Kimball Electronics, Inc.*	933	12,633
Mesa Laboratories, Inc.	141	30,569
Methode Electronics, Inc.	1,260	39,388
Napco Security Technologies, Inc.*	300	7,017
NVE Corp.	209	12,922
OSI Systems, Inc.*	557	41,574
Plexus Corp.*	1,003	70,772
Sanmina Corp.*	2,326	58,243
ShotSpotter, Inc.*	300	7,560
Stoneridge, Inc.*	873	18,036
Tech Data Corp.*(1)	1,170	169,650
Transcat, Inc.*	200	5,172
TTM Technologies, Inc.*	3,529	41,854
Turtle Beach Corp.*	500	7,360
Vishay Intertechnology, Inc.	4,600	70,242
Vishay Precision Group, Inc.*	300	7,374
Watts Water Technologies, Inc., Class A	949	76,869
Wrap Technologies, Inc.*	500	5,240

		1,401,469

Energy-Alternate Sources — 0.6%
Clean Energy Fuels Corp.*	4,200	9,324
FuelCell Energy, Inc.*	7,700	17,402
FutureFuel Corp.	800	9,560
Green Plains, Inc.*	1,167	11,921
Plug Power, Inc.*	11,100	91,131
Renewable Energy Group, Inc.*	1,200	29,736
REX American Resources Corp.*	192	13,319
Sunnova Energy International, Inc.*	1,000	17,070
Sunrun, Inc.*	4,000	78,880
TerraForm Power, Inc., Class A	2,979	54,933
TPI Composites, Inc.*	1,000	23,370
Vivint Solar, Inc.*	1,800	17,820

		374,466

Engineering & Construction — 1.6%
Aegion Corp.*	955	15,156
Arcosa, Inc.	1,600	67,520

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — (continued)
Concrete Pumping Holdings, Inc.*	1,400	$4,872
Construction Partners, Inc., Class A*	700	12,432
Dycom Industries, Inc.*	1,053	43,057
EMCOR Group, Inc.	1,863	123,219
Exponent, Inc.	1,780	144,055
Fluor Corp.	4,800	57,984
Granite Construction, Inc.	1,533	29,342
IES Holdings, Inc.*	200	4,634
KBR, Inc.	4,800	108,240
MasTec, Inc.*	1,964	88,125
Mistras Group, Inc.*	600	2,370
MYR Group, Inc.*	483	15,413
NV5 Global, Inc.*	400	20,332
Primoris Services Corp.	1,490	26,462
Sterling Construction Co.*	1,000	10,470
TopBuild Corp.*	1,100	125,147
Tutor Perini Corp.*	1,397	17,015
VSE Corp.	308	9,668
WillScot Corp.*	1,900	23,351

		948,864

Entertainment — 1.3%
Accel Entertainment, Inc.*	1,500	14,445
AMC Entertainment Holdings, Inc., Class A	1,655	7,100
Churchill Downs, Inc.	1,292	172,030
Cinemark Holdings, Inc.	3,700	42,735
Eldorado Resorts, Inc.*	2,900	116,174
Eros International PLC*	3,200	10,112
GAN Ltd.*	300	7,635
Golden Entertainment, Inc.*	600	5,352
IMAX Corp.*	1,800	20,178
International Game Technology PLC	3,500	31,150
Liberty Media Corp.-Liberty Braves, Class A*	300	6,024
Liberty Media Corp.-Liberty Braves, Class C*	1,300	25,662
Marriott Vacations Worldwide Corp.	1,377	113,203
Penn National Gaming, Inc.*	4,532	138,407
RCI Hospitality Holdings, Inc.	400	5,544
Red Rock Resorts, Inc., Class A	2,300	25,093
Scientific Games Corp.*	1,900	29,374
SeaWorld Entertainment, Inc.*	1,600	23,696
Twin River Worldwide Holdings, Inc.	550	12,260

		806,174

Environmental Control — 0.8%
Advanced Disposal Services, Inc.*	2,500	75,425
Advanced Emissions Solutions, Inc.	600	2,910
Casella Waste Systems, Inc., Class A*	1,600	83,392
CECO Environmental Corp.*	1,309	8,626
Covanta Holding Corp.	4,200	40,278
Energy Recovery, Inc.*	1,100	8,355
Evoqua Water Technologies Corp.*	3,000	55,800
Harsco Corp.*	2,500	33,775
Heritage-Crystal Clean, Inc.*	400	6,984
Pure Cycle Corp.*	800	7,352
Sharps Compliance Corp.*	600	4,218
Tetra Tech, Inc.	1,864	147,480
US Ecology, Inc.	1,040	35,235

		509,830

	Number of Shares	Value†

Food — 1.7%
B&G Foods, Inc.	2,072	$50,515
BellRing Brands, Inc., Class A*	1,300	25,922
Cal-Maine Foods, Inc.*	1,046	46,526
Calavo Growers, Inc.	551	34,663
Darling Ingredients, Inc.*	5,467	134,598
Healthcare Services Group, Inc.	2,580	63,107
HF Foods Group, Inc.*	1,300	11,765
Hostess Brands, Inc.*	4,000	48,880
Ingles Markets, Inc., Class A	504	21,707
J & J Snack Foods Corp.	522	66,362
John B Sanfilippo & Son, Inc.	300	25,599
Lancaster Colony Corp.	648	100,434
Nathan’s Famous, Inc.	100	5,624
Natural Grocers by Vitamin Cottage, Inc.	400	5,952
Performance Food Group Co.*	4,500	131,130
Sanderson Farms, Inc.	683	79,153
Seneca Foods Corp., Class A*	211	7,134
SpartanNash Co.	1,130	24,012
The Chefs’ Warehouse, Inc.*	750	10,185
The Simply Good Foods Co.*	2,900	53,882
Tootsie Roll Industries, Inc.	534	18,300
United Natural Foods, Inc.*	1,900	34,599
Village Super Market, Inc., Class A	268	7,429
Weis Markets, Inc.	366	18,344

		1,025,822

Forest Products & Paper — 0.3%
Clearwater Paper Corp.*	578	20,883
Domtar Corp.	1,900	40,109
Neenah, Inc.	574	28,390
P.H. Glatfelter Co.	1,359	21,812
Schweitzer-Mauduit International, Inc.	976	32,608
Verso Corp., Class A	1,300	15,548

		159,350

Gas — 1.1%
Chesapeake Utilities Corp.	535	44,940
New Jersey Resources Corp.	3,264	106,570
Northwest Natural Holding Co.	1,050	58,579
ONE Gas, Inc.	1,800	138,690
RGC Resources, Inc.	200	4,834
South Jersey Industries, Inc.	3,180	79,468
Southwest Gas Holdings, Inc.	1,884	130,090
Spire, Inc.	1,756	115,387

		678,558

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	1,570	82,456
Hurco Cos., Inc.	200	5,594
Kennametal, Inc.	2,900	83,259
Luxfer Holdings PLC	1,000	14,150

		185,459

Healthcare Products — 3.9%
Accelerate Diagnostics, Inc.*	951	14,417
Accuray, Inc.*	2,738	5,558

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Alpha Pro Tech Ltd.*	500	$8,850
Alphatec Holdings, Inc.*	1,300	6,110
AngioDynamics, Inc.*	1,158	11,777
Apyx Medical Corp.*	1,400	7,770
AtriCure, Inc.*	1,300	58,435
Atrion Corp.	51	32,487
Avanos Medical, Inc.*	1,600	47,024
Axogen, Inc.*	1,200	11,088
Axonics Modulation Technologies, Inc.*	1,100	38,621
BioLife Solutions, Inc.*	300	4,905
BioSig Technologies, Inc.*	700	5,040
BioTelemetry, Inc.*	1,100	49,709
Cantel Medical Corp.	1,300	57,499
Cardiovascular Systems, Inc.*	1,200	37,860
CareDx, Inc.*	1,400	49,602
Castle Biosciences, Inc.*	300	11,307
Cerus Corp.*	5,300	34,980
Co-Diagnostics, Inc.*	900	17,415
CONMED Corp.	945	68,031
CryoLife, Inc.*	1,199	22,985
Cutera, Inc.*	500	6,085
CytoSorbents Corp.*	1,100	10,890
Electromed, Inc.*	300	4,617
FONAR Corp.*	300	6,411
GenMark Diagnostics, Inc.*	2,400	35,304
Glaukos Corp.*	1,360	52,251
Hanger, Inc.*	1,100	18,216
InfuSystem Holdings, Inc.*	600	6,924
Inogen, Inc.*	600	21,312
Inspire Medical Systems, Inc.*	900	78,318
Integer Holdings Corp.*	1,093	79,844
Intersect ENT, Inc.*	900	12,186
Invacare Corp.	1,190	7,580
iRadimed Corp.*	200	4,642
iRhythm Technologies, Inc.*	900	104,301
Lantheus Holdings, Inc.*	2,306	32,976
LeMaitre Vascular, Inc.	500	13,200
LivaNova PLC*	1,600	77,008
Luminex Corp.	1,353	44,013
Meridian Bioscience, Inc.*	1,360	31,674
Merit Medical Systems, Inc.*	1,775	81,029
Misonix, Inc.*	300	4,071
NanoString Technologies, Inc.*	1,300	38,155
Natera, Inc.*	2,400	119,664
Natus Medical, Inc.*	1,075	23,456
Nevro Corp.*	1,143	136,554
NuVasive, Inc.*	1,706	94,956
Nymox Pharmaceutical Corp.*	1,700	6,035
OraSure Technologies, Inc.*	2,201	25,598
Orthofix Medical, Inc.*	571	18,272
OrthoPediatrics Corp.*	400	17,504
Patterson Cos., Inc.	2,900	63,800
Precision BioSciences, Inc.*	1,200	9,996
Pulse Biosciences, Inc.*	482	5,042
Quanterix Corp.*	700	19,173
Quotient Ltd.*	2,200	16,280

	Number of Shares	Value†

Healthcare Products — (continued)
Repro-Med Systems, Inc.*	1,000	$8,980
Retractable Technologies, Inc.*	600	4,212
RTI Surgical Holdings, Inc.*	2,035	6,471
SeaSpine Holdings Corp.*	600	6,282
Shockwave Medical, Inc.*	900	42,633
Sientra, Inc.*	1,000	3,870
Silk Road Medical, Inc.*	1,100	46,079
STAAR Surgical Co.*	1,500	92,310
Stereotaxis, Inc.*	1,700	7,582
Surmodics, Inc.*	473	20,453
Tactile Systems Technology, Inc.*	600	24,858
Utah Medical Products, Inc.	100	8,862
Varex Imaging Corp.*	1,300	19,695
ViewRay, Inc.*	4,100	9,184
Wright Medical Group N.V.*	4,004	118,999
Zynex, Inc.*	600	14,922

		2,364,199

Healthcare Services — 1.7%
Addus HomeCare Corp.*	500	46,280
American Renal Associates Holdings, Inc.*	400	2,608
Apollo Medical Holdings, Inc.*	400	6,600
Brookdale Senior Living, Inc.*	6,200	18,290
Catasys, Inc.*	300	7,422
Community Health Systems, Inc.*	2,500	7,525
Fulgent Genetics, Inc.*	400	6,400
Invitae Corp.*	3,900	118,131
LHC Group, Inc.*	1,032	179,898
Magellan Health, Inc.*	841	61,376
MEDNAX, Inc.*	2,900	49,590
Medpace Holdings, Inc.*	900	83,718
National HealthCare Corp.	406	25,757
OPKO Health, Inc.*	13,901	47,403
Personalis, Inc.*	700	9,079
RadNet, Inc.*	1,300	20,631
Select Medical Holdings Corp.*	3,600	53,028
SI-BONE, Inc.*	800	12,752
Surgery Partners, Inc.*	700	8,099
Tenet Healthcare Corp.*	3,400	61,574
The Ensign Group, Inc.	1,680	70,308
The Joint Corp.*	500	7,635
The Pennant Group, Inc.*	840	18,984
Tivity Health, Inc.*	1,489	16,870
Triple-S Management Corp., Class B*	831	15,806
U.S. Physical Therapy, Inc.	407	32,975
Vapotherm, Inc.*	700	28,693
Viemed Healthcare, Inc.*	1,300	12,480

		1,029,912

Holding Companies — 0.1%
Hilltop Holdings, Inc.	2,483	45,811
National Bank Holdings Corp., Class A	1,000	27,000
Tiptree, Inc.	1,100	7,095

		79,906

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — 1.3%
Beazer Homes USA, Inc.*	924	$9,305
Cavco Industries, Inc.*	301	58,048
Century Communities, Inc.*	900	27,594
Green Brick Partners, Inc.*	600	7,110
Installed Building Products, Inc.*	800	55,024
KB Home	3,000	92,040
LGI Homes, Inc.*	800	70,424
M/I Homes, Inc.*	936	32,236
MDC Holdings, Inc.	1,737	62,011
Meritage Homes Corp.*	1,290	98,195
Skyline Corp.*	1,900	46,246
Taylor Morrison Home Corp.*	4,500	86,805
TRI Pointe Group, Inc.*	4,500	66,105
Winnebago Industries, Inc.	1,022	68,085

		779,228

Home Furnishings — 0.4%
Daktronics, Inc.	1,209	5,259
Ethan Allen Interiors, Inc.	928	10,978
Hamilton Beach Brands Holding Co., Class A	144	1,714
Hooker Furniture Corp.	300	5,835
iRobot Corp.*	919	77,104
Kimball International, Inc., Class B	1,244	14,381
La-Z-Boy, Inc.	1,562	42,268
Purple Innovation, Inc.*	500	9,000
Sleep Number Corp.*	872	36,310
Sonos, Inc.*	2,700	39,501
Universal Electronics, Inc.*	500	23,410
VOXX International Corp.*	900	5,202

		270,962

Household Products & Wares — 0.6%
ACCO Brands Corp.	2,893	20,540
Central Garden & Pet Co.*	300	10,797
Central Garden & Pet Co., Class A*	1,302	43,995
Helen of Troy Ltd.*	861	162,350
Lifetime Brands, Inc.	400	2,688
Tupperware Brands Corp.	1,600	7,600
WD-40 Co.	471	93,399

		341,369

Insurance — 2.7%
Ambac Financial Group, Inc.*	1,500	21,480
American Equity Investment Life Holding Co.	2,976	73,537
AMERISAFE, Inc.	608	37,185
Argo Group International Holdings Ltd.	1,132	39,428
Benefytt Technologies, Inc.*	300	6,138
BRP Group, Inc., Class A*	600	10,362
Citizens, Inc.*	1,466	8,781
CNO Financial Group, Inc.	5,093	79,298
Crawford & Co., Class A	700	5,523
Donegal Group, Inc., Class A	283	4,024
eHealth, Inc.*	920	90,381
Employers Holdings, Inc.	1,082	32,622
Enstar Group Ltd.*	397	60,650
Essent Group Ltd.	3,700	134,199

	Number of Shares	Value†

Insurance — (continued)
FBL Financial Group, Inc., Class A	327	$11,736
FedNat Holding Co.	500	5,535
Genworth Financial, Inc., Class A*	17,500	40,425
Global Indemnity Ltd.	283	6,775
Goosehead Insurance, Inc., Class A*	400	30,064
Greenlight Capital Re Ltd., Class A*	1,128	7,355
HCI Group, Inc.	200	9,236
Heritage Insurance Holdings, Inc.	800	10,472
Horace Mann Educators Corp.	1,380	50,687
Independence Holding Co.	100	3,059
Investors Title Co.	39	4,731
Kinsale Capital Group, Inc.	700	108,647
MBIA, Inc.*	2,700	19,575
National General Holdings Corp.	2,200	47,542
National Western Life Group, Inc., Class A	74	15,036
NI Holdings, Inc.*	200	2,954
NMI Holdings, Inc., Class A*	2,100	33,768
Palomar Holdings, Inc.*	700	60,032
ProAssurance Corp.	1,900	27,493
ProSight Global, Inc.*	400	3,560
Protective Insurance Corp., Class B	325	4,898
Radian Group, Inc.	6,503	100,862
RLI Corp.	1,364	111,984
Safety Insurance Group, Inc.	482	36,757
Selective Insurance Group, Inc.	1,975	104,162
State Auto Financial Corp.	576	10,282
Stewart Information Services Corp.	808	26,268
Third Point Reinsurance Ltd.*	2,400	18,024
Trupanion, Inc.*	1,000	42,690
United Fire Group, Inc.	680	18,843
United Insurance Holdings Corp.	800	6,256
Universal Insurance Holdings, Inc.	1,051	18,655
Watford Holdings Ltd.*	700	11,683

		1,613,654

Internet — 2.2%
1-800-Flowers.com, Inc., Class A*	737	14,755
Blucora, Inc.*	1,596	18,226
Boingo Wireless, Inc.*	1,400	18,648
Cardlytics, Inc.*	900	62,982
Cargurus, Inc.*	3,000	76,050
Cars.com, Inc.*	2,300	13,248
ChannelAdvisor Corp.*	900	14,256
Cogent Communications Holdings, Inc.	1,419	109,774
comScore, Inc.*	1,900	5,890
DHI Group, Inc.*	2,100	4,410
Endurance International Group Holdings, Inc.*	2,700	10,881
ePlus, Inc.*	430	30,392
Eventbrite, Inc., Class A*	2,300	19,711
EverQuote, Inc., Class A*	500	29,080
GlobalSCAPE, Inc.	600	5,850
Groupon, Inc.*	750	13,590
HealthStream, Inc.*	900	19,917
Limelight Networks, Inc.*	4,172	30,706
Liquidity Services, Inc.*	1,035	6,169

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
LiveXLive Media, Inc.*	1,500	$5,430
Mimecast Ltd.*	1,900	79,154
NIC, Inc.	2,129	48,882
Overstock.com, Inc.*	1,400	39,802
Perficient, Inc.*	1,045	37,390
Q2 Holdings, Inc.*	1,700	145,843
QuinStreet, Inc.*	1,615	16,893
Shutterstock, Inc.	600	20,982
Stamps.com, Inc.*	548	100,662
Stitch Fix, Inc., Class A*	1,900	47,386
TechTarget, Inc.*	800	24,024
The Meet Group, Inc.*	2,300	14,352
The RealReal, Inc.*	2,200	28,138
The Rubicon Project, Inc.*	3,306	22,051
TrueCar, Inc.*	3,500	9,030
Tucows, Inc., Class A*	300	17,196
U.S. Auto Parts Network, Inc.*	800	6,928
Upwork, Inc.*	3,200	46,208
VirnetX Holding Corp.	2,283	14,840
Yelp, Inc.*	2,400	55,512
Zix Corp.*	1,848	12,751

		1,297,989

Investment Companies — 0.3%
Brookfield Infrastructure Corp., Class A	1,100	50,094
Cannae Holdings, Inc.*	2,900	119,190
Grid Dynamics Holdings, Inc.*	900	6,210
PDL Community Bancorp*	400	4,072
Rafael Holdings, Inc., Class B*	400	5,748

		185,314

Iron & Steel — 0.5%
Allegheny Technologies, Inc.*	4,100	41,779
Carpenter Technology Corp.	1,500	36,420
Cleveland-Cliffs, Inc.	13,680	75,514
Commercial Metals Co.	3,900	79,560
Ryerson Holding Corp.*	400	2,252
Schnitzer Steel Industries, Inc., Class A	900	15,876
TimkenSteel Corp.*	1,400	5,446
United States Steel Corp.	7,600	54,872

		311,719

Leisure Time — 1.0%
Acushnet Holdings Corp.	1,200	41,748
Callaway Golf Co.	3,146	55,086
Camping World Holdings, Inc., Class A	1,200	32,592
Clarus Corp.	701	8,118
Escalade, Inc.	600	8,376
Fox Factory Holding Corp.*	1,300	107,393
Johnson Outdoors, Inc., Class A	200	18,204
LCI Industries	891	102,447
Liberty TripAdvisor Holdings, Inc., Class A*	2,400	5,112
Lindblad Expeditions Holdings, Inc.*	700	5,404
Malibu Boats, Inc., Class A*	700	36,365
Marine Products Corp.	88	1,219
MasterCraft Boat Holdings, Inc.*	500	9,525

	Number of Shares	Value†

Leisure Time — (continued)
Nautilus, Inc.*	1,100	$10,197
OneSpaWorld Holdings Ltd.	1,600	7,632
OneWater Marine, Inc., Class A*	200	4,856
Vista Outdoor, Inc.*	2,100	30,345
YETI Holdings, Inc.*	2,500	106,825

		591,444

Lodging — 0.2%
BBX Capital Corp.	2,500	6,350
Bluegreen Vacations Corp.	400	2,168
Boyd Gaming Corp.	2,666	55,719
Century Casinos, Inc.*	1,100	4,565
Hilton Grand Vacations, Inc.*	2,900	56,695
Monarch Casino & Resort, Inc.*	385	13,121
Target Hospitality Corp.*	1,300	2,197
The Marcus Corp.	733	9,727

		150,542

Machinery — Construction & Mining — 0.3%
Argan, Inc.	536	25,396
Astec Industries, Inc.	798	36,955
Bloom Energy Corp., Class A*	3,000	32,640
Hyster-Yale Materials Handling, Inc.	344	13,299
Terex Corp.	2,400	45,048
The Manitowoc Co., Inc.*	1,025	11,152

		164,490

Machinery — Diversified — 1.0%
Alamo Group, Inc.	317	32,537
Albany International Corp., Class A	1,032	60,589
Applied Industrial Technologies, Inc.	1,282	79,984
Cactus, Inc., Class A	1,600	33,008
Chart Industries, Inc.*	1,177	57,073
CIRCOR International, Inc.*	635	16,180
Columbus McKinnon Corp.	785	26,258
CSW Industrials, Inc.	500	34,555
DXP Enterprises, Inc.*	522	10,393
Gencor Industries, Inc.*	500	6,320
Ichor Holdings Ltd.*	700	18,606
Intevac, Inc.*	1,000	5,460
Kadant, Inc.	401	39,964
Lindsay Corp.	355	32,734
Ranpak Holdings Corp.*	1,100	8,184
SPX FLOW, Inc.*	1,400	52,416
Tennant Co.	636	41,346
The Gorman-Rupp Co.	551	17,125
Welbilt, Inc.*	4,200	25,578

		598,310

Media — 0.6%
AMC Networks, Inc., Class A*	1,400	32,746
Central European Media Enterprises Ltd., Class A*	3,100	10,974
Daily Journal Corp.*	41	11,070
Entercom Communications Corp., Class A	4,100	5,658
Entravision Communications Corp., Class A	2,800	4,004

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Gannett Co., Inc.*	4,253	$5,869
Gray Television, Inc.*	2,900	40,455
Hemisphere Media Group, Inc.*	400	3,932
Houghton Mifflin Harcourt Co.*	3,100	5,611
iHeartMedia, Inc., Class A*	2,100	17,535
Meredith Corp.	1,200	17,460
MSG Networks, Inc., Class A*	1,400	13,930
Saga Communications, Inc., Class A	133	3,405
Scholastic Corp.	956	28,622
Sinclair Broadcast Group, Inc., Class A	1,800	33,228
TEGNA, Inc.	7,500	83,550
The E.W. Scripps Co., Class A	1,929	16,879
Tribune Publishing Co.	700	6,993
WideOpenWest, Inc.*	2,000	10,540

		352,461

Metal Fabricate/Hardware — 1.0%
Advanced Drainage Systems, Inc.	1,700	83,980
Atkore International Group, Inc.*	1,500	41,025
Haynes International, Inc.	364	8,503
Helios Technologies, Inc.	959	35,723
L.B. Foster Co., Class A*	400	5,108
Lawson Products, Inc.*	100	3,226
Mueller Industries, Inc.	1,888	50,183
Mueller Water Products, Inc., Class A	5,192	48,961
NN, Inc.*	1,600	7,584
Northwest Pipe Co.*	300	7,521
Olympic Steel, Inc.	231	2,714
Omega Flex, Inc.	159	16,822
RBC Bearings, Inc.*	841	112,728
Rexnord Corp.	3,700	107,855
The Eastern Co.	100	1,787
Worthington Industries, Inc.	1,284	47,893

		581,613

Mining — 0.8%
Alcoa Corp.*	6,400	71,936
Arconic Corp.*	3,400	47,362
Caledonia Mining Corp. PLC	500	8,660
Century Aluminum Co.*	1,754	12,506
Coeur Mining, Inc.*	8,028	40,782
Compass Minerals International, Inc.	1,200	58,500
Energy Fuels, Inc.*	2,800	4,228
Ferroglobe Representation & Warranty Insurance Trust Units*(1)	2,414	0
Gold Resource Corp.	2,400	9,864
Hecla Mining Co.	18,091	59,157
Kaiser Aluminum Corp.	516	37,988
Livent Corp.*	5,200	32,032
Novagold Resources, Inc.*	8,200	75,276
United States Lime & Minerals, Inc.	129	10,893
Uranium Energy Corp.*	5,300	4,652
US Silica Holdings, Inc.	2,600	9,386

		483,222

	Number of Shares	Value†

Miscellaneous Manufacturing — 1.4%
AZZ, Inc.	876	$30,064
Chase Corp.	251	25,728
Enerpac Tool Group Corp.	1,906	33,546
EnPro Industries, Inc.	717	35,341
ESCO Technologies, Inc.	934	78,951
Fabrinet*	1,300	81,146
Federal Signal Corp.	2,043	60,738
GP Strategies Corp.*	400	3,432
Hillenbrand, Inc.	2,544	68,866
John Bean Technologies Corp.	1,072	92,213
Lydall, Inc.*	600	8,136
Materion Corp.	657	40,399
Myers Industries, Inc.	1,125	16,369
NL Industries, Inc.	90	307
Park-Ohio Holdings Corp.	200	3,318
Proto Labs, Inc.*	894	100,548
Raven Industries, Inc.	1,146	24,651
Smith & Wesson Brands, Inc.*	1,879	40,436
Standex International Corp.	400	23,020
Sturm Ruger & Co., Inc.	619	47,044
Tredegar Corp.	761	11,719
Trinseo S.A.	1,300	28,808

		854,780

Office & Business Equipment — 0.0%
Pitney Bowes, Inc.	5,500	14,300

Office Furnishings — 0.3%
Herman Miller, Inc.	1,932	45,615
HNI Corp.	1,443	44,112
Interface, Inc.	1,995	16,239
Knoll, Inc.	1,553	18,931
Steelcase, Inc., Class A	2,831	34,142

		159,039

Oil & Gas — 1.3%
Antero Resources Corp.*	8,600	21,844
Berry Corp.	2,100	10,143
Bonanza Creek Energy, Inc.*	700	10,374
Brigham Minerals, Inc., Class A	1,100	13,585
California Resources Corp.*	1,700	2,074
CNX Resources Corp.*	6,500	56,225
Cobalt International Energy, Inc.*(1)	1	0
Comstock Resources, Inc.*	800	3,504
Contango Oil & Gas Co.*	3,400	7,786
CVR Energy, Inc.	1,000	20,110
Delek US Holdings, Inc.	2,179	37,937
Earthstone Energy, Inc., Class A*	700	1,988
Evolution Petroleum Corp.	1,200	3,360
Falcon Minerals Corp.	1,500	4,800
Goodrich Petroleum Corp.*	500	3,600
Gulfport Energy Corp.*	5,800	6,322
Kosmos Energy Ltd.	14,200	23,572
Magnolia Oil & Gas Corp., Class A*	4,400	26,664
Matador Resources Co.*	3,500	29,750
Montage Resources Corp.*	993	3,922

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Murphy USA, Inc.*	954	$107,411
Nabors Industries Ltd.	218	8,070
Ovintiv, Inc.	9,000	85,950
Par Pacific Holdings, Inc.*	1,218	10,950
Patterson-UTI Energy, Inc.	6,500	22,555
PBF Energy, Inc., Class A	3,400	34,816
PDC Energy, Inc.*	3,155	39,248
Penn Virginia Corp.*	400	3,812
ProPetro Holding Corp.*	2,800	14,392
Range Resources Corp.	7,400	41,662
SM Energy Co.	3,700	13,875
Southwestern Energy Co.*	17,700	45,312
Talos Energy, Inc.*	600	5,520
Tellurian, Inc.*	3,400	3,910
Transocean Ltd.*	20,300	37,149
Trecora Resources*	1,000	6,270
W&T Offshore, Inc.*	3,543	8,078
Whiting Petroleum Corp.*	3,900	4,407

		780,947

Oil & Gas Services — 0.6%
Archrock, Inc.	4,200	27,258
ChampionX Corp.*	6,400	62,464
DMC Global, Inc.	500	13,800
Dril-Quip, Inc.*	1,200	35,748
Exterran Corp.*	1,000	5,390
Frank’s International N.V.*	3,900	8,697
Helix Energy Solutions Group, Inc.*	4,501	15,618
Liberty Oilfield Services, Inc., Class A	2,000	10,960
Matrix Service Co.*	987	9,594
MRC Global, Inc.*	2,400	14,184
National Energy Services Reunited Corp.*	1,000	6,880
Newpark Resources, Inc.*	2,712	6,048
NexTier Oilfield Solutions, Inc.*	4,991	12,228
NOW, Inc.*	3,600	31,068
Oceaneering International, Inc.*	3,300	21,087
Oil States International, Inc.*	2,000	9,500
RPC, Inc.*	2,200	6,776
Select Energy Services, Inc., Class A*	2,100	10,290
Solaris Oilfield Infrastructure, Inc., Class A	1,100	8,162
Thermon Group Holdings, Inc.*	1,100	16,027

		331,779

Packaging and Containers — 0.2%
Greif, Inc., Class A	900	30,969
Greif, Inc., Class B	200	8,366
O-I Glass, Inc.	5,400	48,492
TriMas Corp.*	1,495	35,805
UFP Technologies, Inc.*	200	8,812

		132,444

Pharmaceuticals — 4.8%
89bio, Inc.*	200	3,986
AcelRx Pharmaceuticals, Inc.*	3,300	3,993
AdaptHealth Corp.*	300	4,830
Aeglea BioTherapeutics, Inc.*	1,500	13,875

	Number of Shares	Value†

Pharmaceuticals — (continued)
Aerie Pharmaceuticals, Inc.*	1,500	$22,140
Agile Therapeutics, Inc.*	2,700	7,506
Aimmune Therapeutics, Inc.*	1,600	26,736
Akcea Therapeutics, Inc.*	400	5,480
Akebia Therapeutics, Inc.*	4,510	61,246
Alector, Inc.*	1,600	39,104
Amneal Pharmaceuticals, Inc.*	4,137	19,692
Amphastar Pharmaceuticals, Inc.*	1,100	24,706
Anika Therapeutics, Inc.*	400	15,092
Antares Pharma, Inc.*	5,600	15,400
Apellis Pharmaceuticals, Inc.*	2,100	68,586
Aquestive Therapeutics, Inc.*	900	4,374
Arvinas, Inc.*	1,000	33,540
Athenex, Inc.*	2,600	35,776
Axsome Therapeutics, Inc.*	1,000	82,280
Beyond Air, Inc.*	600	4,350
Beyondspring, Inc.*	400	6,032
BioDelivery Sciences International, Inc.*	3,100	13,516
BioSpecifics Technologies Corp.*	200	12,256
Bioxcel Therapeutics, Inc.*	400	21,204
Calithera Biosciences, Inc.*	2,200	11,616
Calyxt, Inc.*	300	1,479
Cara Therapeutics, Inc.*	1,500	25,650
Catalyst Biosciences, Inc.*	800	4,696
Catalyst Pharmaceuticals, Inc.*	2,800	12,936
ChemoCentryx, Inc.*	1,500	86,310
Chiasma, Inc.*	1,100	5,918
Chimerix, Inc.*	1,700	5,270
Cidara Therapeutics, Inc.*	1,400	5,166
Clovis Oncology, Inc.*	2,600	17,550
Collegium Pharmaceutical, Inc.*	1,000	17,500
Concert Pharmaceuticals, Inc.*	900	8,955
Corbus Pharmaceuticals Holdings, Inc.*	2,500	20,975
Corcept Therapeutics, Inc.*	3,100	52,142
CorMedix, Inc.*	1,000	6,300
Covetrus, Inc.*	3,400	60,826
Cyclerion Therapeutics, Inc.*	976	5,768
Durect Corp.*	7,200	16,704
Eagle Pharmaceuticals, Inc.*	400	19,192
Eidos Therapeutics, Inc.*	400	19,068
Enanta Pharmaceuticals, Inc.*	600	30,126
Endo International PLC*	7,600	26,068
Esperion Therapeutics, Inc.*	900	46,179
Eton Pharmaceuticals, Inc.*	700	3,815
Evofem Biosciences, Inc.*	1,161	3,286
Fennec Pharmaceuticals, Inc.*	900	7,515
Flexion Therapeutics, Inc.*	1,200	15,780
Fortress Biotech, Inc.*	2,400	6,432
Fulcrum Therapeutics, Inc.*	400	7,316
G1 Therapeutics, Inc.*	1,200	29,112
Galectin Therapeutics, Inc.*	1,400	4,284
Gritstone Oncology, Inc.*	1,000	6,640
Harpoon Therapeutics, Inc.*	200	3,320
Harrow Health, Inc.*	1,000	5,210
Heron Therapeutics, Inc.*	3,000	44,130

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Heska Corp.*	216	$20,125
Hookipa Pharma, Inc.*	500	5,810
Ideaya Biosciences, Inc.*	500	7,105
IMARA, Inc.*	200	5,526
Intra-Cellular Therapies, Inc.*	1,800	46,206
Ironwood Pharmaceuticals, Inc.*	5,461	56,357
Jounce Therapeutics, Inc.*	400	2,760
Kadmon Holdings, Inc.*	5,800	29,696
Kala Pharmaceuticals, Inc.*	1,400	14,714
KalVista Pharmaceuticals, Inc.*	500	6,050
Kindred Biosciences, Inc.*	1,400	6,286
La Jolla Pharmaceutical Co.*	700	2,982
Lannett Co., Inc.*	997	7,238
Lifevantage Corp.*	600	8,112
Madrigal Pharmaceuticals, Inc.*	304	34,428
Mallinckrodt PLC*	2,800	7,504
MannKind Corp.*	7,801	13,652
Marinus Pharmaceuticals, Inc.*	3,500	8,890
MediciNova, Inc.*	1,400	7,588
Mersana Therapeutics, Inc.*	1,600	37,440
Minerva Neurosciences, Inc.*	800	2,888
Mirati Therapeutics, Inc.*	1,300	148,421
Mirum Pharmaceuticals, Inc.*	300	5,838
Morphic Holding, Inc.*	500	13,525
MyoKardia, Inc.*	1,701	164,350
Nature’s Sunshine Products, Inc.*	200	1,802
Neogen Corp.*	1,769	137,274
Neoleukin Therapeutics, Inc.*	1,100	18,260
Neubase Therapeutics, Inc.*	700	6,146
Ocular Therapeutix, Inc.*	1,600	13,328
Odonate Therapeutics, Inc.*	500	21,170
Optinose, Inc.*	1,200	8,928
Option Care Health, Inc.*	1,102	15,296
ORIC Pharmaceuticals, Inc.*	300	10,119
Pacira BioSciences, Inc.*	1,400	73,458
Passage Bio, Inc.*	500	13,665
PhaseBio Pharmaceuticals, Inc.*	600	2,760
Phibro Animal Health Corp., Class A	700	18,389
Portola Pharmaceuticals, Inc.*	2,500	44,975
Prestige Consumer Healthcare, Inc.*	1,672	62,800
Principia Biopharma, Inc.*	1,000	59,790
Protagonist Therapeutics, Inc.*	800	14,128
Radius Health, Inc.*	1,400	19,082
Recro Pharma, Inc.*	500	2,275
Relmada Therapeutics, Inc.*	500	22,375
Revance Therapeutics, Inc.*	2,000	48,840
Rhythm Pharmaceuticals, Inc.*	1,100	24,530
Rocket Pharmaceuticals, Inc.*	1,200	25,116
Rockwell Medical, Inc.*	1,800	3,510
Seres Therapeutics, Inc.*	1,700	8,092
SIGA Technologies, Inc.*	2,000	11,820
Sorrento Therapeutics, Inc.*	6,200	38,936
Spero Therapeutics, Inc.*	460	6,224
Supernus Pharmaceuticals, Inc.*	1,700	40,375
Syros Pharmaceuticals, Inc.*	1,400	14,924
TG Therapeutics, Inc.*	3,300	64,284

	Number of Shares	Value†

Pharmaceuticals — (continued)
TherapeuticsMD, Inc.*	7,200	$9,000
Tricida, Inc.*	1,000	27,480
Tyme Technologies, Inc.*	2,000	2,660
UroGen Pharma Ltd.*	700	18,284
USANA Health Sciences, Inc.*	448	32,897
Vanda Pharmaceuticals, Inc.*	1,841	21,061
Verrica Pharmaceuticals, Inc.*	600	6,606
Voyager Therapeutics, Inc.*	900	11,358
Xeris Pharmaceuticals, Inc.*	800	2,128
Zogenix, Inc.*	1,875	50,644

		2,887,214

Real Estate — 0.7%
CTO Realty Growth, Inc.	124	4,898
Cushman & Wakefield PLC*	3,900	48,594
eXp World Holdings, Inc.*	700	11,935
Forestar Group, Inc.*	460	6,937
FRP Holdings, Inc.*	269	10,916
Griffin Industrial Realty, Inc.	100	5,417
Kennedy-Wilson Holdings, Inc.	3,981	60,591
Legacy Housing Corp.*	300	4,266
Marcus & Millichap, Inc.*	800	23,088
Maui Land & Pineapple Co., Inc.*	400	4,440
Newmark Group, Inc., Class A	4,700	22,842
RE/MAX Holdings, Inc., Class A	600	18,858
Realogy Holdings Corp.*	3,500	25,935
Redfin Corp.*	3,300	138,303
Stratus Properties, Inc.*	100	1,981
The RMR Group, Inc., Class A	467	13,762
The St. Joe Co.*	1,200	23,304

		426,067

Retail — 4.6%
Abercrombie & Fitch Co., Class A	2,200	23,408
America’s Car-Mart, Inc.*	180	15,817
American Eagle Outfitters, Inc.	5,200	56,680
Asbury Automotive Group, Inc.*	678	52,430
Aspen Aerogels, Inc.*	900	5,922
At Home Group, Inc.*	1,400	9,086
Bed Bath & Beyond, Inc.	4,400	46,640
Big Lots, Inc.	1,300	54,600
Biglari Holdings, Inc., Class B*	40	2,759
BJ’s Restaurants, Inc.	620	12,983
BJ’s Wholesale Club Holdings, Inc.*	4,700	175,169
Bloomin’ Brands, Inc.	2,900	30,914
BMC Stock Holdings, Inc.*	2,200	55,308
Boot Barn Holdings, Inc.*	900	19,404
Brinker International, Inc.	1,500	36,000
Caleres, Inc.	1,354	11,292
Carrols Restaurant Group, Inc.*	1,113	5,387
Chico’s FAS, Inc.	4,000	5,520
Chuy’s Holdings, Inc.*	600	8,928
Citi Trends, Inc.	303	6,127
Conn’s, Inc.*	704	7,103
Cracker Barrel Old Country Store, Inc.	826	91,612
Dave & Buster’s Entertainment, Inc.	1,600	21,328

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Del Taco Restaurants, Inc.*	1,100	$6,523
Denny’s Corp.*	1,952	19,715
Designer Brands, Inc., Class A	1,900	12,863
Dillard’s, Inc., Class A	300	7,737
Dine Brands Global, Inc.	571	24,039
Duluth Holdings, Inc., Class B*	200	1,474
El Pollo Loco Holdings, Inc.*	600	8,856
Express, Inc.*	1,654	2,547
Fiesta Restaurant Group, Inc.*	1,013	6,463
FirstCash, Inc.	1,439	97,104
Freshpet, Inc.*	1,300	108,758
Gaia, Inc.*	400	3,352
GameStop Corp., Class A*	2,100	9,114
Genesco, Inc.*	495	10,722
GMS, Inc.*	1,400	34,426
Group 1 Automotive, Inc.	607	40,044
GrowGeneration Corp.*	1,100	7,524
Guess?, Inc.	1,500	14,505
Haverty Furniture Cos., Inc.	550	8,800
Hibbett Sports, Inc.*	555	11,622
Hudson Ltd., Class A*	1,200	5,844
Jack in the Box, Inc.	814	60,309
Lands’ End, Inc.*	300	2,412
Lithia Motors, Inc., Class A	733	110,925
Lumber Liquidators Holdings, Inc.*	1,033	14,317
Macy’s, Inc.	10,700	73,616
MarineMax, Inc.*	700	15,673
Movado Group, Inc.	460	4,986
National Vision Holdings, Inc.*	2,700	82,404
Noodles & Co.*	1,200	7,260
Office Depot, Inc.	17,700	41,595
OptimizeRx Corp.*	500	6,515
Papa John’s International, Inc.	1,110	88,145
PC Connection, Inc.	365	16,921
PetIQ, Inc.*	700	24,388
PetMed Express, Inc.	613	21,847
PriceSmart, Inc.	731	44,101
Red Robin Gourmet Burgers, Inc.*	420	4,284
Regis Corp.*	732	5,988
RH*	560	139,384
Rite Aid Corp.*	1,910	32,585
Rush Enterprises, Inc., Class A	935	38,765
Rush Enterprises, Inc., Class B	100	3,566
Ruth’s Hospitality Group, Inc.	895	7,303
Sally Beauty Holdings, Inc.*	3,800	47,614
Shake Shack, Inc., Class A*	1,200	63,576
Shoe Carnival, Inc.	258	7,552
Signet Jewelers Ltd.	1,700	17,459
Sonic Automotive, Inc., Class A	734	23,422
Sportsman’s Warehouse Holdings, Inc.*	1,300	18,525
Systemax, Inc.	362	7,435
Texas Roadhouse, Inc.	2,270	119,334
The Buckle, Inc.	849	13,312
The Cato Corp., Class A	704	5,759
The Cheesecake Factory, Inc.	1,316	30,163
The Children’s Place, Inc.	494	18,486

	Number of Shares	Value†

Retail — (continued)
The Container Store Group, Inc.*	600	$1,944
The Lovesac Co.*	400	10,492
The Michaels Cos, Inc.*	3,100	21,917
Tilly’s, Inc., Class A	800	4,536
Urban Outfitters, Inc.*	2,400	36,528
Vera Bradley, Inc.*	800	3,552
Waitr Holdings, Inc.*	2,000	5,260
Wingstop, Inc.	1,000	138,970
Winmark Corp.	106	18,151
World Fuel Services Corp.	2,200	56,672
Zumiez, Inc.*	703	19,248

		2,733,645

Savings & Loans — 1.2%
Axos Financial, Inc.*	2,000	44,160
Banc of California, Inc.	1,300	14,079
BankFinancial Corp.	609	5,116
Berkshire Hills Bancorp, Inc.	1,542	16,993
Brookline Bancorp, Inc.	2,522	25,422
Capitol Federal Financial, Inc.	4,400	48,444
Community Bankers Trust Corp.	600	3,300
Dime Community Bancshares, Inc.	930	12,769
Eagle Bancorp Montana, Inc.	300	5,214
ESSA Bancorp, Inc.	200	2,784
First Capital, Inc.	100	6,947
Flagstar Bancorp, Inc.	1,300	38,259
Flushing Financial Corp.	838	9,654
FS Bancorp, Inc.	100	3,857
Greene County Bancorp, Inc.	200	4,460
Home Bancorp, Inc.	300	8,025
HomeStreet, Inc.	800	19,688
HomeTrust Bancshares, Inc.	500	8,000
Investors Bancorp, Inc.	7,955	67,618
Meridian Bancorp, Inc.	1,474	17,098
Meta Financial Group, Inc.	1,100	19,987
Northfield Bancorp, Inc.	1,293	14,895
Northwest Bancshares, Inc.	3,955	40,440
OceanFirst Financial Corp.	1,910	33,673
Pacific Premier Bancorp, Inc.	2,946	63,869
Provident Financial Holdings, Inc.	300	4,023
Provident Financial Services, Inc.	2,203	31,833
Prudential Bancorp, Inc.	400	4,816
Riverview Bancorp, Inc.	500	2,825
Southern Missouri Bancorp, Inc.	300	7,290
Territorial Bancorp, Inc.	243	5,781
The Hingham Institution for Savings	43	7,215
Timberland Bancorp, Inc.	300	5,463
Washington Federal, Inc.	2,500	67,100
Waterstone Financial, Inc.	800	11,864
WSFS Financial Corp.	1,706	48,962

		731,923

Semiconductors — 2.6%
Alpha & Omega Semiconductor Ltd.*	600	6,528
Ambarella, Inc.*	1,100	50,380
Amkor Technology, Inc.*	3,511	43,220

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Atomera, Inc.*	600	$5,400
Axcelis Technologies, Inc.*	1,025	28,546
AXT, Inc.*	1,500	7,140
Brooks Automation, Inc.	2,477	109,582
Cabot Microelectronics Corp.	989	138,005
CEVA, Inc.*	671	25,109
Cohu, Inc.	1,424	24,692
CTS Corp.	1,063	21,303
Diodes, Inc.*	1,399	70,929
DSP Group, Inc.*	800	12,704
FormFactor, Inc.*	2,629	77,109
GSI Technology, Inc.*	700	5,026
Impinj, Inc.*	500	13,735
Intellicheck, Inc.*	700	5,285
Lattice Semiconductor Corp.*	4,624	131,275
MACOM Technology Solutions Holdings, Inc.*	1,622	55,716
MaxLinear, Inc.*	2,243	48,135
Onto Innovation, Inc.*	1,647	56,064
Photronics, Inc.*	2,092	23,284
Pixelworks, Inc.*	1,600	5,168
Power Integrations, Inc.	1,006	118,839
Rambus, Inc.*	3,823	58,110
Semtech Corp.*	2,209	115,354
Silicon Laboratories, Inc.*	1,476	147,999
SiTime Corp.*	200	9,482
SMART Global Holdings, Inc.*	400	10,872
Synaptics, Inc.*	1,116	67,094
Ultra Clean Holdings, Inc.*	1,300	29,419
Veeco Instruments, Inc.*	1,654	22,312

		1,543,816

Software — 5.5%
1Life Healthcare, Inc.*	800	29,056
ACI Worldwide, Inc.*	3,927	105,990
Agilysys, Inc.*	576	10,333
Allscripts Healthcare Solutions, Inc.*	5,700	38,589
Altair Engineering, Inc., Class A*	1,400	55,650
American Software, Inc., Class A	893	14,074
Appfolio, Inc., Class A*	547	89,002
Appian Corp.*	1,100	56,375
Asure Software, Inc.*	600	3,858
Avaya Holdings Corp.*	3,100	38,316
Avid Technology, Inc.*	1,100	7,997
Bandwidth, Inc., Class A*	700	88,900
Benefitfocus, Inc.*	900	9,684
Blackbaud, Inc.	1,650	94,182
Blackline, Inc.*	1,700	140,947
Bottomline Technologies, Inc.*	1,445	73,363
Box, Inc., Class A*	5,000	103,800
Brightcove, Inc.*	1,200	9,456
Cerence, Inc.*	1,300	53,092
Cloudera, Inc.*	6,993	88,951
CommVault Systems, Inc.*	1,448	56,038
Computer Programs and Systems, Inc.	447	10,187
Cornerstone OnDemand, Inc.*	2,100	80,976

	Number of Shares	Value†

Software — (continued)
CSG Systems International, Inc.	1,081	$44,743
Digi International, Inc.*	857	9,984
Digimarc Corp.*	400	6,396
Digital Turbine Inc*	2,900	36,453
Domo, Inc., Class B*	900	28,953
Donnelley Financial Solutions, Inc.*	1,000	8,400
Ebix, Inc.	936	20,929
eGain Corp.*	900	9,999
Envestnet, Inc.*	1,813	133,328
Evolent Health, Inc., Class A*	2,800	19,936
Glu Mobile, Inc.*	4,500	41,715
GTY Technology Holdings, Inc.*	1,200	4,998
Health Catalyst, Inc.*	1,100	32,087
Inovalon Holdings, Inc., Class A*	2,500	48,150
Intelligent Systems Corp.*	200	6,816
J2 Global, Inc.*	1,574	99,492
LivePerson, Inc.*	2,025	83,896
ManTech International Corp., Class A	939	64,312
MicroStrategy, Inc., Class A*	259	30,637
MobileIron, Inc.*	3,500	17,255
Model N, Inc.*	1,100	38,236
NantHealth, Inc.*	1,200	5,496
NextGen Healthcare, Inc.*	1,804	19,808
Omnicell, Inc.*	1,435	101,340
PDF Solutions, Inc.*	1,000	19,560
Phreesia, Inc.*	900	25,452
Progress Software Corp.	1,526	59,132
PROS Holdings, Inc.*	1,317	58,514
QAD, Inc., Class A	392	16,182
Rapid7, Inc.*	1,700	86,734
Red Violet, Inc.*	300	5,292
Rosetta Stone, Inc.*	700	11,802
Sailpoint Technologies Holdings, Inc.*	3,000	79,410
Sapiens International Corp. N.V.	900	25,182
Schrodinger, Inc.*	500	45,785
SecureWorks Corp., Class A*	100	1,143
Simulations Plus, Inc.	400	23,928
Smith Micro Software, Inc.*	1,400	6,244
Sprout Social, Inc., Class A*	400	10,800
SPS Commerce, Inc.*	1,202	90,294
SVMK, Inc.*	4,100	96,514
Synchronoss Technologies, Inc.*	1,500	5,295
Tabula Rasa HealthCare, Inc.*	700	38,311
Upland Software, Inc.*	800	27,808
Verint Systems, Inc.*	2,195	99,170
Veritone, Inc.*	800	11,888
Verra Mobility Corp.*	4,500	46,260
Workiva, Inc.*	1,300	69,537
Xperi Holding Corp.	3,753	55,394
Yext, Inc.*	3,500	58,135
Zuora, Inc., Class A*	3,400	43,350

		3,289,291

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,477	43,572

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 1.9%
8X8, Inc.*	3,400	$54,400
Acacia Communications, Inc.*	1,300	87,347
ADTRAN, Inc.	1,705	18,636
Alaska Communications Systems Group, Inc.	2,200	6,138
Anterix, Inc.*	400	18,136
ATN International, Inc.	398	24,107
CalAmp Corp.*	1,000	8,010
Calix, Inc.*	1,487	22,156
Casa Systems, Inc.*	1,200	4,992
Cincinnati Bell, Inc.*	1,682	24,978
Clearfield, Inc.*	400	5,584
Comtech Telecommunications Corp.	852	14,390
Consolidated Communications Holdings, Inc.*	2,571	17,406
DASAN Zhone Solutions, Inc.*	600	5,358
Extreme Networks, Inc.*	4,147	17,998
Gogo, Inc.*	2,200	6,952
GTT Communications, Inc.*	1,000	8,160
Harmonic, Inc.*	2,870	13,633
HC2 Holdings, Inc.*	1,800	6,012
IDT Corp., Class B*	700	4,571
Infinera Corp.*	5,494	32,524
Inseego Corp.*	2,400	27,840
InterDigital, Inc.	1,094	61,953
Iridium Communications, Inc.*	4,000	101,760
Knowles Corp.*	3,052	46,574
KVH Industries, Inc.*	354	3,161
Liberty Latin America Ltd., Class A*	1,400	13,608
Liberty Latin America Ltd., Class C*	4,000	37,760
Loral Space & Communications, Inc.	446	8,706
Luna Innovations, Inc.*	1,200	7,008
Maxar Technologies, Inc.	1,900	34,124
NeoPhotonics Corp.*	1,800	15,984
NETGEAR, Inc.*	1,029	26,641
Ooma, Inc.*	700	11,536
ORBCOMM, Inc.*	2,700	10,395
PCTEL, Inc.*	800	5,344
Plantronics, Inc.	1,067	15,664
Powerfleet, Inc.*	1,200	5,544
Preformed Line Products Co.	145	7,251
Resonant, Inc.*	2,100	4,893
Ribbon Communications, Inc.*	1,843	7,243
Shenandoah Telecommunications Co.	1,618	79,751
Spok Holdings, Inc.	612	5,722
Viavi Solutions, Inc.*	7,900	100,646
Vonage Holdings Corp.*	8,000	80,480

		1,121,076

Textiles — 0.2%
UniFirst Corp.	521	93,233

Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	600	3,480

	Number of Shares	Value†

Transportation — 1.4%
Air Transport Services Group, Inc.*	1,885	$41,979
ArcBest Corp.	795	21,075
Ardmore Shipping Corp.	800	3,472
Atlas Air Worldwide Holdings, Inc.*	848	36,489
Bristow Group, Inc.*	266	3,705
CAI International, Inc.*	460	7,664
Costamare, Inc.	2,100	11,676
Covenant Transportation Group, Inc., Class A*	400	5,772
CryoPort, Inc.*	1,200	36,300
Daseke, Inc.*	1,800	7,074
DHT Holdings, Inc.	3,700	18,981
Diamond S Shipping, Inc.*	900	7,191
Dorian LPG Ltd.*	1,032	7,988
Eagle Bulk Shipping, Inc.*	1,500	3,285
Echo Global Logistics, Inc.*	800	17,296
Forward Air Corp.	996	49,621
Frontline Ltd.	4,100	28,618
Genco Shipping & Trading Ltd.	700	4,396
Golar LNG Ltd.*	3,200	23,168
Heartland Express, Inc.	1,567	32,625
Hub Group, Inc., Class A*	1,143	54,704
International Seaways, Inc.	933	15,245
Marten Transport Ltd.	1,351	33,991
Matson, Inc.	1,400	40,740
Nordic American Tankers Ltd.	4,767	19,354
Overseas Shipholding Group, Inc., Class A*	1,600	2,976
PAM Transportation Services, Inc.*	50	1,538
Radiant Logistics, Inc.*	1,000	3,930
Safe Bulkers, Inc.*	2,600	3,172
Saia, Inc.*	861	95,726
Scorpio Bulkers, Inc.	150	2,295
Scorpio Tankers, Inc.	1,840	23,570
SEACOR Holdings, Inc.*	600	16,992
SFL Corp., Ltd.	3,284	30,508
Tidewater, Inc.*	1,400	7,826
Universal Logistics Holdings, Inc.	300	5,214
US Xpress Enterprises, Inc., Class A*	400	2,400
Werner Enterprises, Inc.	2,052	89,324

		817,880

Trucking and Leasing — 0.2%
GATX Corp.	1,200	73,176
General Finance Corp.*	400	2,684
The Greenbrier Cos., Inc.	1,047	23,819
Willis Lease Finance Corp.*	100	2,428

		102,107

Water — 0.5%
American States Water Co.	1,224	96,243
Artesian Resources Corp., Class A	313	11,359
California Water Service Group	1,666	79,468
Consolidated Water Co., Ltd.	500	7,215
Global Water Resources, Inc.	500	5,270
Middlesex Water Co.	631	42,391
PICO Holdings, Inc.*	792	6,676

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Water — (continued)
SJW Group	888	$55,154
The York Water Co.	397	19,040

		322,816

TOTAL COMMON STOCKS (Cost $51,077,103)		55,664,401

REAL ESTATE INVESTMENT TRUSTS — 7.7%

Apartments — 0.2%
Bluerock Residential Growth REIT, Inc.	600	4,848
BRT Apartments Corp.	200	2,164
Front Yard Residential Corp.	1,600	13,920
Independence Realty Trust, Inc.	3,292	37,825
Investors Real Estate Trust	461	32,496
NexPoint Residential Trust, Inc.	800	28,280
Preferred Apartment Communities, Inc., Class A	1,400	10,640

		130,173

Building & Real Estate — 0.8%
Agree Realty Corp.	1,796	118,015
Anworth Mortgage Asset Corp.	3,731	6,343
Apollo Commercial Real Estate Finance, Inc.	5,056	49,599
Ares Commercial Real Estate Corp.	1,000	9,120
Capstead Mortgage Corp.	2,775	15,235
Ellington Residential Mortgage REIT	400	4,120
Getty Realty Corp.	1,169	34,696
Invesco Mortgage Capital, Inc.	5,826	21,789
iStar, Inc.	2,618	32,254
MFA Financial, Inc.	15,800	39,342
New York Mortgage Trust, Inc.	12,700	33,147
PennyMac Mortgage Investment Trust	3,292	57,709
Ready Capital Corp.	1,153	10,019
Two Harbors Investment Corp.	9,500	47,880

		479,268

Diversified — 1.5%
Alexander & Baldwin, Inc.	2,256	27,501
American Finance Trust, Inc.	3,400	26,979
Armada Hoffler Properties, Inc.	1,700	16,915
Blackstone Mortgage Trust, Inc., Class A	4,700	113,223
CatchMark Timber Trust, Inc., Class A	1,400	12,390
Clipper Realty, Inc.	600	4,860
Colony Capital, Inc.	16,900	40,560
Colony Credit Real Estate, Inc.	2,500	17,550
CoreCivic, Inc.	4,200	39,312
CorEnergy Infrastructure Trust, Inc.	400	3,660
CorePoint Lodging, Inc.	1,550	6,526
Four Corners Property Trust, Inc.	2,400	58,560
Gladstone Commercial Corp.	1,052	19,725
Gladstone Land Corp.	700	11,102
Global Net Lease, Inc.	3,033	50,742
Lexington Realty Trust	8,715	91,943
One Liberty Properties, Inc.	503	8,863
PotlatchDeltic Corp.	2,237	85,073
PS Business Parks, Inc.	686	90,827

	Number of Shares	Value†

Diversified — (continued)
The GEO Group, Inc.	4,152	$49,118
UMH Properties, Inc.	1,068	13,809
Uniti Group, Inc.	6,700	62,645
Washington Real Estate Investment Trust	2,806	62,293

		914,176

Diversified Financial Services — 0.7%
Arbor Realty Trust, Inc.	3,600	33,264
Arlington Asset Investment Corp., Class A	900	2,673
ARMOUR Residential REIT, Inc.	2,275	21,362
Broadmark Realty Capital, Inc.	4,500	42,615
Cherry Hill Mortgage Investment Corp.	509	4,591
Chimera Investment Corp.	6,600	63,426
Dynex Capital, Inc.	769	10,997
Ellington Financial, Inc.	1,500	17,670
Granite Point Mortgage Trust, Inc.	1,700	12,206
Great Ajax Corp.	622	5,722
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,400	68,304
KKR Real Estate Finance Trust, Inc.	900	14,922
Ladder Capital Corp.	3,376	27,346
Orchid Island Capital, Inc.	1,700	8,007
Redwood Trust, Inc.	4,077	28,539
TPG RE Finance Trust, Inc.	2,200	18,920
Western Asset Mortgage Capital Corp.	1,597	4,376

		384,940

Healthcare — 1.1%
CareTrust REIT, Inc.	3,295	56,542
Community Healthcare Trust, Inc.	700	28,630
Diversified Healthcare Trust	7,800	34,515
Global Medical REIT, Inc.	1,300	14,729
Healthcare Realty Trust, Inc.	4,672	136,843
LTC Properties, Inc.	1,317	49,611
National Health Investors, Inc.	1,457	88,469
New Senior Investment Group, Inc.	2,700	9,774
Physicians Realty Trust	6,900	120,888
Sabra Health Care REIT, Inc.	6,893	99,466
Universal Health Realty Income Trust	420	33,386

		672,853

Hotels & Resorts — 0.6%
Chatham Lodging Trust	1,500	9,180
DiamondRock Hospitality Co.	6,423	35,519
Hersha Hospitality Trust	1,117	6,434
Pebblebrook Hotel Trust	4,293	58,643
RLJ Lodging Trust	5,880	55,507
Ryman Hospitality Properties, Inc.	1,712	59,235
Service Properties Trust	5,700	40,413
Summit Hotel Properties, Inc.	3,400	20,162
Sunstone Hotel Investors, Inc.	7,747	63,138

		348,231

Industrial — 0.8%
EastGroup Properties, Inc.	1,315	155,972
Monmouth Real Estate Investment Corp.	3,349	48,527

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — (continued)
QTS Realty Trust, Inc., Class A	2,043	$130,936
STAG lndustrial, Inc.	5,100	149,532

		484,967

Office Property — 0.6%
Alpine Income Property Trust, Inc.	300	4,878
American Assets Trust, Inc.	1,800	50,112
CIM Commercial Trust Corp.	500	5,390
City Office REIT, Inc.	1,900	19,114
Columbia Property Trust, Inc.	4,000	52,560
Easterly Government Properties, Inc.	2,600	60,112
Franklin Street Properties Corp.	3,145	16,008
Mack-Cali Realty Corp.	3,000	45,870
Office Properties Income Trust	1,569	40,747
Piedmont Office Realty Trust, Inc., Class A	4,300	71,423

		366,214

Real Estate — 0.2%
Essential Properties Realty Trust, Inc.	3,200	47,488
Farmland Partners, Inc.	900	6,165
Safehold, Inc.	600	34,494
Xenia Hotels & Resorts, Inc.	4,000	37,320

		125,467

Regional Malls — 0.1%
Tanger Factory Outlet Centers, Inc.	3,100	22,103
The Macerich Co.	4,900	43,953

		66,056

Storage & Warehousing — 0.5%
Industrial Logistics Properties Trust	2,158	44,347
Innovative Industrial Properties, Inc.	600	52,812
Jernigan Capital, Inc.	600	8,208
National Storage Affiliates Trust	2,000	57,320
Plymouth Industrial REIT, Inc.	600	7,680
Terreno Realty Corp.	2,275	119,756

		290,123

Strip Centers — 0.6%
Acadia Realty Trust	3,020	39,200
Alexander’s, Inc.	69	16,622
Kite Realty Group Trust	2,751	31,746
Retail Opportunity Investments Corp.	3,800	43,054
Retail Properties of America, Inc., Class A	7,400	54,168
Retail Value, Inc.	519	6,415
RPT Realty	2,641	18,381
Saul Centers, Inc.	351	11,327
Seritage Growth Properties, Class A*	1,100	12,540
SITE Centers Corp.	5,300	42,930
Urban Edge Properties	3,700	43,919
Urstadt Biddle Properties, Inc., Class A	916	10,882
Whitestone REIT	1,400	10,178

		341,362

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,499,441)		4,603,830

	Number of Shares	Value†
RIGHTS — 0.0%
Chelsea Therapeutics International Ltd. CVR*	1,600	$0
Cubist Pharmaceuticals, Inc.*	1,200	0
Durata Therapeutics CVR Shares*	500	0
Media General CVR*(1)	4,400	440
Newstar Financial, Inc. CVR*(1)	1,300	111
Progenic Pharmaceuticals CVR*(1)	2,601	1,293
Tobira Therapeutic, Inc. CVR*(1)	400	5,668

TOTAL RIGHTS (Cost $263)		7,512

WARRANTS — 0.0%
Pulse Biosciences, Inc. expiration date 05/14/25*(1) (Cost $0)	12	0

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $1,273,920)	1,273,920	1,273,920

TOTAL INVESTMENTS — 102.7% (Cost $57,850,727)		61,549,663

Other Assets & Liabilities — (2.7)%		(1,606,220)

TOTAL NET ASSETS — 100.0%		$59,943,443

(1)	The value of this security was determined using significant unobservable inputs.
†	See Security Valuation Note.
*	Non-income producing security.
CVR	— Contingent Valued Rights.
N.V.	— Naamloze Vennootschap.
PLC	— Public Limited Company.
REIT	— Real Estate Investment Trust.
S.A.	— Societe Anonyme.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$34,756
Aerospace & Defense	0.8%	441,911
Agriculture	0.3%	164,666
Airlines	0.3%	182,446
Apparel	0.9%	511,248
Auto Manufacturers	0.2%	116,209
Auto Parts & Equipment	1.2%	671,466
Banks	8.7%	4,848,711
Beverages	0.3%	175,624
Biotechnology	9.2%	5,101,967
Building Materials	2.0%	1,089,596
Chemicals	1.9%	1,029,875
Coal	0.1%	63,458
Commercial Services	5.0%	2,759,886
Computers	2.1%	1,176,593
Cosmetics & Personal Care	0.2%	107,179

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Distribution & Wholesale	1.0%	$554,397
Diversified Financial Services	2.5%	1,375,408
Electric	1.9%	1,068,771
Electrical Components & Equipment	0.9%	514,499
Electronics	2.5%	1,401,469
Energy-Alternate Sources	0.7%	374,466
Engineering & Construction	1.7%	948,864
Entertainment	1.4%	806,174
Environmental Control	0.9%	509,830
Food	1.8%	1,025,822
Forest Products & Paper	0.3%	159,350
Gas	1.2%	678,558
Hand & Machine Tools	0.3%	185,459
Healthcare Products	4.2%	2,364,199
Healthcare Services	1.9%	1,029,912
Holding Companies	0.1%	79,906
Home Builders	1.4%	779,228
Home Furnishings	0.5%	270,962
Household Products & Wares	0.6%	341,369
Insurance	2.9%	1,613,654
Internet	2.3%	1,297,989
Investment Companies	0.3%	185,314
Iron & Steel	0.6%	311,719
Leisure Time	1.1%	591,444
Lodging	0.3%	150,542
Machinery —Construction & Mining	0.3%	164,490
Machinery —Diversified	1.1%	598,310
Media	0.6%	352,461
Metal Fabricate/Hardware	1.0%	581,613
Mining	0.9%	483,222
Miscellaneous Manufacturing	1.5%	854,780
Office & Business Equipment	—%	14,300
Office Furnishings	0.3%	159,039
Oil & Gas	1.4%	780,947
Oil & Gas Services	0.6%	331,779
Packaging and Containers	0.2%	132,444
Pharmaceuticals	5.2%	2,887,214
Real Estate	0.8%	426,067
Retail	4.9%	2,733,645
Savings & Loans	1.3%	731,923
Semiconductors	2.8%	1,543,816
Software	5.9%	3,289,291
Storage & Warehousing	0.1%	43,572
Telecommunications	2.0%	1,121,076
Textiles	0.2%	93,233
Toys, Games & Hobbies	—%	3,480
Transportation	1.5%	817,880
Trucking and Leasing	0.2%	102,107
Water	0.6%	322,816

	100.0%	$55,664,401

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$34,756	$34,756	$—	$—
Aerospace & Defense	441,911	441,911	—	—
Agriculture	164,666	164,666	—	—
Airlines	182,446	182,446	—	—
Apparel	511,248	511,248	—	—
Auto Manufacturers	116,209	116,209	—	—
Auto Parts & Equipment	671,466	671,466	—	—
Banks	4,848,711	4,848,711	—	—
Beverages	175,624	175,624	—	—
Biotechnology	5,101,967	5,101,967	—	—
Building Materials	1,089,596	1,089,596	—	—
Chemicals	1,029,875	1,029,875	—	—
Coal	63,458	63,458	—	—
Commercial Services	2,759,886	2,759,886	—	—
Computers	1,176,593	1,176,593	—	—
Cosmetics & Personal Care	107,179	107,179	—	—
Distribution & Wholesale	554,397	554,397	—	—
Diversified Financial Services	1,375,408	1,375,408	—	—
Electric	1,068,771	1,068,771	—	—
Electrical Components & Equipment	514,499	514,499	—	—
Electronics	1,401,469	1,231,819	—	169,650
Energy-Alternate Sources	374,466	374,466	—	—
Engineering & Construction	948,864	948,864	—	—
Entertainment	806,174	806,174	—	—
Environmental Control	509,830	509,830	—	—
Food	1,025,822	1,025,822	—	—
Forest Products & Paper	159,350	159,350	—	—
Gas	678,558	678,558	—	—
Hand & Machine Tools	185,459	185,459	—	—
Healthcare Products	2,364,199	2,364,199	—	—
Healthcare Services	1,029,912	1,029,912	—	—
Holding Companies	79,906	79,906	—	—
Home Builders	779,228	779,228	—	—
Home Furnishings	270,962	270,962	—	—
Household Products & Wares	341,369	341,369	—	—
Insurance	1,613,654	1,613,654	—	—
Internet	1,297,989	1,297,989	—	—
Investment Companies	185,314	185,314	—	—
Iron & Steel	311,719	311,719	—	—
Leisure Time	591,444	591,444	—	—
Lodging	150,542	150,542	—	—
Machinery - Construction & Mining	164,490	164,490	—	—
Machinery - Diversified	598,310	598,310	—	—
Media	352,461	352,461	—	—
Metal Fabricate/Hardware	581,613	581,613	—	—
Mining	483,222	483,222	—	—
Miscellaneous Manufacturing	854,780	854,780	—	—
Office & Business Equipment	14,300	14,300	—	—
Office Furnishings	159,039	159,039	—	—
Oil & Gas	780,947	780,947	—	—
Oil & Gas Services	331,779	331,779	—	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Small Cap Index Fund

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Packaging and Containers	$132,444	$132,444	$—	$—
Pharmaceuticals	2,887,214	2,887,214	—	—
Real Estate	426,067	426,067	—	—
Retail	2,733,645	2,733,645	—	—
Savings & Loans	731,923	731,923	—	—
Semiconductors	1,543,816	1,543,816	—	—
Software	3,289,291	3,289,291	—	—
Storage & Warehousing	43,572	43,572	—	—
Telecommunications	1,121,076	1,121,076	—	—
Textiles	93,233	93,233	—	—
Toys, Games & Hobbies	3,480	3,480	—	—
Transportation	817,880	817,880	—	—
Trucking and Leasing	102,107	102,107	—	—
Water	322,816	322,816	—	—

TOTAL COMMON STOCKS	55,664,401	55,494,751	—	169,650

REAL ESTATE INVESTMENT TRUSTS	4,603,830	4,603,830	—	—

RIGHTS	7,512	—	—	7,512

WARRANTS	—	—	—	—

SHORT-TERM INVESTMENTS	1,273,920	1,273,920	—	—

TOTAL INVESTMENTS	$61,549,663	$61,372,501	$—	$177,162

OTHER FINANCIAL INSTRUMENTS(1)

Futures Contracts	$44,288	$44,288	$—	$—

TOTAL LIABILITIES — OTHER FINANCIAL INSTRUMENTS	$44,288	$44,288	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.

An amount of $167,438 was transferred from Level 1 into Level 3 at 6/30/20 due to a decrease in trading activities at period end.

An amount of $5,568 was transferred from Level 2 into Level 3 at 6/30/20 due to a decrease in trading activities at period end.

Futures contracts held by the Fund at June 30, 2020 are as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	Russell 2000 Mini Index	09/18/2020	14	50	$1,438	$1,006,320	$44,288	$—

							$44,288	$—

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 95.2%
Australia — 6.6%
Afterpay Ltd.*	1,523	$65,775
AGL Energy Ltd.	4,167	49,296
AMP Ltd.*	21,837	28,255
Ampol Ltd.	1,758	35,821
APA Group	8,473	65,516
Aristocrat Leisure Ltd.	3,814	68,295
ASX Ltd.	1,293	76,853
Aurizon Holdings Ltd.	13,765	46,840
AusNet Services	12,880	14,881
Australia & New Zealand Banking Group Ltd.	19,976	259,191
BHP Group Ltd.	20,486	510,057
BHP Group PLC	14,617	299,108
BlueScope Steel Ltd.	3,653	30,093
Brambles Ltd.	10,323	78,273
CIMIC Group Ltd.	469	7,881
Coca-Cola Amatil Ltd.	3,824	23,034
Cochlear Ltd.	418	54,879
Coles Group Ltd.	9,011	107,117
Commonwealth Bank of Australia	12,321	595,033
Computershare Ltd.	3,381	31,306
Crown Resorts Ltd.	2,801	18,869
CSL Ltd.	3,161	628,686
Dexus	7,928	50,884
Evolution Mining Ltd.	11,549	45,878
Fortescue Metals Group Ltd.	11,494	111,741
Goodman Group	11,429	117,927
Insurance Australia Group Ltd.	15,259	61,240
Lendlease Group	4,333	37,451
Macquarie Group Ltd.	2,376	197,189
Magellan Financial Group Ltd.	795	32,464
Medibank Pvt. Ltd.	17,418	36,112
Mirvac Group	28,418	42,928
National Australia Bank Ltd.	22,098	280,033
Newcrest Mining Ltd.	5,595	124,064
Northern Star Resources Ltd.	5,279	49,786
Oil Search Ltd.	12,151	26,928
Orica Ltd.	2,861	33,086
Origin Energy Ltd.	12,782	52,013
Qantas Airways Ltd.	5,515	14,614
QBE Insurance Group Ltd.	9,242	57,033
Ramsay Health Care Ltd.	1,275	58,882
REA Group Ltd.	317	23,887
Rio Tinto Ltd.	2,594	177,620
Santos Ltd.	11,389	42,328
Scentre Group	34,304	52,078
SEEK Ltd.	2,271	34,744
Sonic Healthcare Ltd.	2,969	62,696
South32 Ltd.	13,128	18,372
South32 Ltd.	21,214	30,033
Stockland	17,063	39,566
Suncorp Group Ltd.	8,248	53,001
Sydney Airport	6,899	27,227
Tabcorp Holdings Ltd.	13,929	32,854
Telstra Corp. Ltd.	27,472	59,631
The GPT Group	13,907	40,401

	Number of Shares	Value†

Australia — (continued)
The GPT Group-In Specie*	16,419	$0
TPG Corp. Ltd.(1)	2,240	14,279
Transurban Group	18,787	184,238
Treasury Wine Estates Ltd.	4,544	33,061
Vicinity Centres	25,092	25,150
Washington H. Soul Pattinson & Co., Ltd.	819	11,124
Wesfarmers Ltd.	7,814	242,954
Westpac Banking Corp.	24,997	313,296
WiseTech Global, Ltd.	1,081	14,624
Woodside Petroleum Ltd.	6,346	95,905
Woolworths Group Ltd.	8,688	223,948

		6,378,329

Austria — 0.2%
ANDRITZ AG*	564	20,564
Erste Group Bank AG*	2,258	53,329
OMV AG	1,135	38,299
Raiffeisen Bank International AG	1,156	20,661
Verbund AG	518	23,264
voestalpine AG	888	19,177

		175,294

Belgium — 0.9%
Ageas N.V.	1,326	46,993
Anheuser-Busch InBev N.V.	5,589	275,516
Colruyt S.A.	375	20,610
Elia Group N.V.	220	23,934
Galapagos N.V.*	327	64,542
Groupe Bruxelles Lambert S.A.	849	71,112
KBC Group N.V.	1,820	104,561
Proximus SADP	1,133	23,087
Sofina S.A.	110	29,046
Solvay S.A.	535	42,921
Telenet Group Holding N.V.	377	15,534
UCB S.A.	918	106,530
Umicore S.A.	1,444	68,162

		892,548

Bermuda — 0.0%
Jardine Strategic Holdings Ltd.	1,700	36,671

China — 0.2%
BeiGene Ltd. ADR*	300	56,520
Sands China Ltd.	17,600	69,330
Yangzijiang Shipbuilding Holdings Ltd.	19,000	12,791

		138,641

Denmark — 2.3%
A.P. Moller — Maersk A/S, Class B	45	52,740
A.P. Moller — Maersk A/S, Class A	24	26,243
Ambu A/S, Class B	1,165	36,828
Carlsberg A/S, Class B	784	103,965
Chr Hansen Holding A/S	775	79,938
Coloplast A/S, Class B	851	132,644
Danske Bank A/S*	4,748	63,473
Demant A/S*	713	18,895
DSV PANALPINA A/S	1,507	185,112
Genmab A/S*	462	155,783

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
GN Store Nord A/S	913	$48,873
H. Lundbeck A/S	500	18,892
Novo Nordisk A/S, Class B	12,818	835,064
Novozymes A/S, Class B	1,550	89,863
Orsted A/S	1,352	156,023
Pandora A/S	618	33,752
Tryg A/S	965	28,037
Vestas Wind Systems A/S	1,464	149,918

		2,216,043

Finland — 1.2%
Elisa OYJ	1,000	60,851
Fortum OYJ	3,199	61,031
Kone OYJ, Class B	2,425	167,250
Metso OYJ	784	25,765
Neste OYJ	3,006	118,063
Nokia OYJ*	40,648	177,625
Nordea Bank Abp*	22,958	159,221
Nordea Bank Abp*	345	2,386
Orion OYJ, Class B	750	36,371
Sampo OYJ, Class A	3,258	112,302
Stora Enso OYJ, Class R	4,323	51,743
UPM-Kymmene OYJ	3,922	113,599
Wartsila OYJ Abp	3,006	24,935

		1,111,142

France — 9.8%
Accor S.A.*	1,184	32,313
Aeroports de Paris	215	22,197
Air Liquide S.A.	3,288	475,399
Alstom S.A.	1,269	59,136
Amundi S.A.*	376	29,558
Arkema S.A.	503	48,350
Atos S.E.*	644	55,212
AXA S.A.	13,374	281,427
BioMerieux	262	35,981
BNP Paribas S.A.*	7,786	311,080
Bollore S.A.	5,730	18,080
Bouygues S.A.*	1,607	55,047
Bureau Veritas S.A.*	2,023	42,907
Capgemini S.E.	1,140	131,557
Carrefour S.A.	4,370	67,769
Casino Guichard Perrachon S.A.*	212	7,854
Cie de Saint-Gobain*	3,550	128,087
Cie Generale des Etablissements Michelin SCA	1,153	120,180
CNP Assurances*	1,195	13,860
Covivio	344	24,951
Credit Agricole S.A.*	8,213	77,988
Danone S.A.	4,273	296,601
Dassault Aviation S.A.*	18	16,515
Dassault Systemes S.E.	899	156,059
Edenred	1,624	71,225
Eiffage S.A.*	567	51,975
Electricite de France S.A.	4,450	41,372
Engie S.A.*	12,498	154,999
EssilorLuxottica S.A.*	1,964	252,586

	Number of Shares	Value†

France — (continued)
Eurazeo S.E.*	255	$13,103
Faurecia S.E.*	580	22,787
Gecina S.A.	294	36,311
Getlink S.E.*	3,111	44,987
Hermes International	217	182,194
ICADE	232	16,200
Iliad S.A.	84	16,398
Ingenico Group S.A.*	423	67,965
Ipsen S.A.	293	24,856
JCDecaux S.A.*	510	9,527
Kering S.A.	524	286,479
Klepierre S.A.	1,415	28,284
L’Oreal S.A.*	1,747	563,836
La Francaise des Jeux SAEM	613	18,947
Legrand S.A.	1,819	138,211
LVMH Moet Hennessy Louis Vuitton S.E.	1,937	855,172
Natixis S.A.*	7,282	19,206
Orange S.A.	13,664	163,393
Orpea*	369	42,621
Pernod Ricard S.A.	1,465	230,687
Peugeot S.A.*	4,146	67,990
Publicis Groupe S.A.	1,516	49,247
Remy Cointreau S.A.	159	21,692
Renault S.A.*	1,361	34,833
Safran S.A.*	2,210	222,306
Sanofi	7,869	802,514
Sartorius Stedim Biotech	179	45,383
Schneider Electric S.E.	3,838	426,925
SCOR S.E.*	1,198	33,087
SEB S.A.	134	22,228
Societe Generale S.A.*	5,457	91,239
Sodexo S.A.	643	43,600
Suez S.A.	2,325	27,327
Teleperformance	416	105,947
Thales S.A.	767	62,077
TOTAL S.A.	17,223	664,089
Ubisoft Entertainment S.A.*	622	51,508
Unibail-Rodamco-Westfield	4,540	12,939
Unibail-Rodamco-Westfield	772	43,515
Valeo S.A.	1,663	43,862
Veolia Environnement S.A.	3,618	81,698
Vinci S.A.	3,571	331,113
Vivendi S.A.	5,908	152,660
Wendel S.E.	185	17,656
Worldline S.A.*	926	80,737

		9,397,601

Germany — 8.1%
adidas AG*	1,320	348,019
Allianz S.E.	2,904	593,408
BASF S.E.	6,371	357,853
Bayer AG	6,833	506,484
Bayerische Motoren Werke AG	2,262	144,407
Beiersdorf AG	673	76,529
Brenntag AG	1,011	53,603
Carl Zeiss Meditec AG*	302	29,406
Commerzbank AG*	6,847	30,516

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Continental AG*	734	$72,160
Covestro AG*	1,214	46,239
Daimler AG	5,906	240,278
Delivery Hero S.E.*	864	88,790
Deutsche Bank AG*	13,366	127,512
Deutsche Boerse AG	1,309	236,897
Deutsche Lufthansa AG*	1,773	17,788
Deutsche Post AG	6,822	250,502
Deutsche Telekom AG	23,130	388,102
Deutsche Wohnen S.E.	2,313	103,936
E.ON S.E.	15,396	173,784
Evonik Industries AG	1,328	33,824
Fraport AG Frankfurt Airport Services Worldwide*	271	11,871
Fresenius Medical Care AG & Co., KGaA	1,449	124,657
Fresenius S.E. & Co., KGaA	2,852	141,752
GEA Group AG	1,137	36,086
Hannover Rueck S.E.	439	75,869
HeidelbergCement AG	1,073	57,439
Henkel AG & Co., KGaA	685	57,307
HOCHTIEF AG	160	14,237
Infineon Technologies AG	8,597	201,446
KION Group AG	453	27,891
Knorr-Bremse AG	363	36,839
LANXESS AG	589	31,147
LEG Immobilien AG	492	62,403
Merck KGaA	917	106,782
METRO AG	1,204	11,426
MTU Aero Engines AG*	373	64,939
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	997	259,613
Nemetschek S.E.	412	28,309
Puma S.E.*	591	45,823
RWE AG	3,982	139,398
SAP S.E.	7,287	1,018,641
Scout24 AG	768	59,418
Siemens AG	5,326	628,131
Siemens Healthineers AG	976	46,914
Symrise AG	868	101,422
TeamViewer AG*	927	50,511
Telefonica Deutschland Holding AG	5,808	17,129
thyssenkrupp AG*	2,829	20,183
Uniper S.E.	1,294	41,756
United Internet AG	668	28,381
Volkswagen AG	205	33,099
Vonovia S.E.	3,549	216,925
Zalando S.E.*	1,092	77,467

		7,795,248

Hong Kong — 3.2%
AIA Group Ltd.	87,600	819,726
ASM Pacific Technology Ltd.	2,000	21,136
BOC Hong Kong Holdings Ltd.	26,000	83,249
Budweiser Brewing Co., APAC, Ltd.	13,400	39,228
CK Asset Holdings Ltd.	18,670	111,960
CK Hutchison Holdings Ltd.	19,628	127,103

	Number of Shares	Value†

Hong Kong — (continued)
CK Infrastructure Holdings Ltd.	5,000	$25,846
CLP Holdings Ltd.	12,000	117,855
Dairy Farm International Holdings Ltd.	2,600	12,149
Galaxy Entertainment Group Ltd.	15,000	102,896
Hang Lung Properties Ltd.	14,000	33,282
Hang Seng Bank Ltd.	5,600	94,317
Henderson Land Development Co., Ltd.	10,891	41,535
HK Electric Investments & HK Electric Investments Ltd.	20,777	21,581
HKT Trust & HKT Ltd.	25,240	37,039
Hong Kong & China Gas Co., Ltd.	76,488	118,876
Hong Kong Exchanges & Clearing Ltd.	8,584	365,607
Hongkong Land Holdings Ltd.	9,000	37,436
Kerry Properties Ltd.	5,509	14,310
Link REIT	14,976	122,955
Melco Resorts & Entertainment Ltd. ADR	1,367	21,216
MTR Corp., Ltd.	10,671	55,497
New World Development Co., Ltd.	11,458	54,404
NWS Holdings Ltd.	10,013	8,710
PCCW Ltd.	33,068	18,907
Power Assets Holdings Ltd.	9,500	51,909
Sino Land Co., Ltd.	23,079	29,200
SJM Holdings Ltd.	11,000	12,332
Sun Hung Kai Properties Ltd.	9,161	117,034
Swire Pacific Ltd., Class A	3,500	18,602
Swire Properties Ltd.	9,336	23,836
Techtronic Industries Co., Ltd.	10,000	98,946
The Bank of East Asia Ltd.	8,875	20,344
WH Group Ltd.	69,823	60,341
Wharf Real Estate Investment Co., Ltd.	9,000	43,205
Wheelock & Co., Ltd.(1)	6,000	47,455

		3,030,024

Ireland — 1.0%
AerCap Holdings N.V.*	913	28,120
CRH PLC	5,715	196,711
DCC PLC	709	59,161
Experian PLC	6,257	219,613
Flutter Entertainment PLC	992	130,968
James Hardie Industries PLC	3,193	61,524
Kerry Group PLC, Class A	1,136	141,122
Kingspan Group PLC	1,079	69,656
Smurfit Kappa Group PLC	1,724	57,936

		964,811

Isle of Man — 0.0%
GVC Holdings PLC	4,148	38,020

Israel — 0.6%
Azrieli Group Ltd.	283	12,898
Bank Hapoalim BM	8,292	49,571
Bank Leumi Le-Israel BM	10,394	52,260
Check Point Software Technologies Ltd.*	812	87,233
CyberArk Software Ltd.*	300	29,781
Elbit Systems Ltd.	186	25,561
ICL Group Ltd.	5,884	17,527
Israel Discount Bank Ltd., Class A	8,729	26,623

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Mizrahi Tefahot Bank Ltd.	962	$18,076
Nice Ltd.*	446	84,072
Teva Pharmaceutical Industries Ltd.*	7,232	88,406
Teva Pharmaceutical Industries Ltd. ADR*	500	6,165
Wix.com Ltd.*	300	76,866

		575,039

Italy — 2.0%
Assicurazioni Generali SpA	7,936	120,549
Atlantia SpA*	3,574	57,810
Davide Campari-Milano SpA	4,464	37,752
DiaSorin SpA	180	34,568
Enel SpA	58,014	501,729
Eni SpA	18,386	176,248
Ferrari N.V.	869	148,855
FinecoBank Banca Fineco SpA*	4,769	64,544
Infrastrutture Wireless Italiane SpA	1,712	17,185
Intesa Sanpaolo SpA*	107,547	206,671
Leonardo SpA	3,179	21,192
Mediobanca Banca di Credito Finanziario SpA	4,539	32,777
Moncler SpA*	1,369	52,643
Nexi SpA*	2,687	46,594
Pirelli & C SpA*	3,060	13,018
Poste Italiane SpA	4,029	35,194
Prysmian SpA	1,822	42,267
Recordati SpA	813	40,681
Snam SpA	14,360	70,007
Telecom Italia SpA	60,149	23,719
Telecom Italia SpA, RSP	40,890	15,914
Terna Rete Elettrica Nazionale SpA	10,172	70,162
UniCredit SpA*	14,564	134,414

		1,964,493

Japan — 24.2%
ABC-Mart, Inc.	200	11,733
Acom Co., Ltd.	3,200	12,246
Advantest Corp.	1,300	74,192
Aeon Co., Ltd.	4,600	107,017
Aeon Mall Co., Ltd.	710	9,435
AGC, Inc.	1,400	40,137
Air Water, Inc.	1,000	14,129
Aisin Seiki Co., Ltd.	1,200	35,174
Ajinomoto Co., Inc.	3,000	49,785
Alfresa Holdings Corp.	1,300	27,250
Amada Co., Ltd.	2,400	19,651
ANA Holdings, Inc.*	800	18,282
Aozora Bank Ltd.	800	13,950
Asahi Group Holdings Ltd.	2,700	94,830
Asahi Intecc Co., Ltd.	1,400	39,957
Asahi Kasei Corp.	8,800	72,035
Astellas Pharma, Inc.	12,800	213,754
Bandai Namco Holdings, Inc.	1,300	68,430
Benesse Holdings, Inc.	500	13,410
Bridgestone Corp.	3,800	122,647
Brother Industries Ltd.	1,500	27,101
Calbee, Inc.	600	16,584
Canon, Inc.	7,100	141,631

	Number of Shares	Value†

Japan — (continued)
Casio Computer Co., Ltd.	1,500	$26,168
Central Japan Railway Co.	1,000	154,658
Chubu Electric Power Co., Inc.	4,700	58,947
Chugai Pharmaceutical Co., Ltd.	4,500	240,930
Coca-Cola Bottlers Japan Holdings, Inc.	1,000	18,137
Concordia Financial Group Ltd.	7,200	23,148
Cosmos Pharmaceutical Corp.	100	15,343
CyberAgent, Inc.	600	29,492
Dai Nippon Printing Co., Ltd.	1,700	39,084
Dai-ichi Life Holdings, Inc.	7,700	92,169
Daicel Corp.	2,000	15,501
Daifuku Co., Ltd.	700	61,342
Daiichi Sankyo Co., Ltd.	3,900	318,987
Daikin Industries Ltd.	1,700	275,060
Daito Trust Construction Co., Ltd.	400	36,865
Daiwa House Industry Co., Ltd.	4,100	96,821
Daiwa House REIT Investment Corp.	13	30,584
Daiwa Securities Group, Inc.	9,300	39,068
Denso Corp.	3,100	121,573
Dentsu Group, Inc.	1,500	35,582
Disco Corp.	200	48,778
East Japan Railway Co.	2,100	145,520
Eisai Co., Ltd.	1,800	143,008
Electric Power Development Co., Ltd.	1,000	18,956
ENEOS Holdings, Inc.	20,490	73,038
FamilyMart Co., Ltd.	1,700	29,185
FANUC Corp.	1,300	233,051
Fast Retailing Co., Ltd.	400	229,909
Fuji Electric Co., Ltd.	900	24,772
FUJIFILM Holdings Corp.	2,600	111,284
Fujitsu Ltd.	1,400	163,917
Fukuoka Financial Group, Inc.	1,200	18,973
GLP J-Reit*	26	37,571
GMO Payment Gateway, Inc.	300	31,378
Hakuhodo DY Holdings, Inc.	1,500	17,902
Hamamatsu Photonics K.K.	1,000	43,545
Hankyu Hanshin Holdings, Inc.	1,600	54,045
Hikari Tsushin, Inc.	100	22,865
Hino Motors Ltd.	2,000	13,569
Hirose Electric Co., Ltd.	220	24,158
Hisamitsu Pharmaceutical Co., Inc.	400	21,622
Hitachi Construction Machinery Co., Ltd.	700	19,445
Hitachi Ltd.	6,700	212,958
Hitachi Metals Ltd.	1,400	16,780
Honda Motor Co., Ltd.	11,300	289,208
Hoshizaki Corp.	400	34,284
Hoya Corp.	2,600	248,973
Hulic Co., Ltd.	2,000	18,882
Idemitsu Kosan Co., Ltd.	1,356	28,940
Iida Group Holdings Co., Ltd.	1,000	15,368
Inpex Corp.	7,400	46,208
Isetan Mitsukoshi Holdings Ltd.	2,500	14,388
Isuzu Motors Ltd.	4,000	36,349
Ito En Ltd.	400	22,580
ITOCHU Corp.	9,600	207,723
Itochu Techno-Solutions Corp.	700	26,325

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Japan Airlines Co., Ltd.	800	$14,436
Japan Airport Terminal Co., Ltd.	300	12,802
Japan Exchange Group, Inc.	3,600	83,376
Japan Post Bank Co., Ltd.	3,000	22,312
Japan Post Holdings Co., Ltd.	11,500	82,072
Japan Post Insurance Co., Ltd.	1,700	22,400
Japan Prime Realty Investment Corp.	6	17,602
Japan Real Estate Investment Corp.	9	46,189
Japan Retail Fund Investment Corp.	20	25,016
Japan Tobacco, Inc.	8,200	152,297
JFE Holdings, Inc.	3,800	27,472
JGC Holdings Corp.	1,600	16,872
JSR Corp.	1,500	29,100
JTEKT Corp.	1,500	11,712
Kajima Corp.	2,800	33,479
Kakaku.com, Inc.	1,100	28,022
Kamigumi Co., Ltd.	700	13,767
Kansai Paint Co., Ltd.	1,400	29,584
Kao Corp.	3,300	261,881
Kawasaki Heavy Industries Ltd.	1,000	14,444
KDDI Corp.	11,400	340,143
Keihan Holdings Co., Ltd.	700	31,261
Keikyu Corp.	1,600	24,483
Keio Corp.	700	40,061
Keisei Electric Railway Co., Ltd.	1,000	31,340
Keyence Corp.	1,264	529,694
Kikkoman Corp.	1,100	53,127
Kintetsu Group Holdings Co., Ltd.	1,100	49,356
Kirin Holdings Co., Ltd.	5,600	118,047
Kobayashi Pharmaceutical Co., Ltd.	300	26,377
Kobe Bussan Co., Ltd.	400	22,714
Koito Manufacturing Co., Ltd.	800	32,368
Komatsu Ltd.	6,200	126,979
Konami Holdings Corp.	700	23,358
Kose Corp.	200	24,209
Kubota Corp.	7,300	109,199
Kuraray Co., Ltd.	1,900	19,883
Kurita Water Industries Ltd.	800	22,255
Kyocera Corp.	2,300	125,545
Kyowa Kirin Co., Ltd.	1,700	44,752
Kyushu Electric Power Co., Inc.	2,900	24,305
Kyushu Railway Co.	900	23,385
Lasertec Corp.	500	47,265
Lawson, Inc.	400	20,120
LINE Corp.*	400	20,132
Lion Corp.	1,500	36,077
LIXIL Group Corp.	2,100	29,493
M3, Inc.	3,000	127,443
Makita Corp.	1,600	58,183
Marubeni Corp.	11,700	53,146
Marui Group Co., Ltd.	1,500	27,134
Maruichi Steel Tube Ltd.	300	7,478
Mazda Motor Corp.	4,500	27,189
McDonald’s Holdings Co., Japan Ltd.	400	21,619
Mebuki Financial Group, Inc.	7,020	16,353
Medipal Holdings Corp.	1,300	25,091

	Number of Shares	Value†

Japan — (continued)
MEIJI Holdings Co., Ltd.	800	$63,661
Mercari, Inc.*	600	18,631
MINEBEA MITSUMI, Inc.	2,600	47,392
MISUMI Group, Inc.	1,900	47,706
Mitsubishi Chemical Holdings Corp.	9,500	55,401
Mitsubishi Corp.	9,300	196,525
Mitsubishi Electric Corp.	13,000	169,797
Mitsubishi Estate Co., Ltd.	8,500	126,665
Mitsubishi Gas Chemical Co., Inc.	1,100	16,730
Mitsubishi Heavy Industries Ltd.	2,100	49,581
Mitsubishi Materials Corp.	900	19,004
Mitsubishi Motors Corp.	5,200	12,888
Mitsubishi UFJ Financial Group, Inc.	84,700	333,339
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,500	11,930
Mitsui & Co., Ltd.	11,400	168,910
Mitsui Chemicals, Inc.	1,400	29,283
Mitsui Fudosan Co., Ltd.	6,400	113,694
Miura Co., Ltd.	600	25,002
Mizuho Financial Group, Inc.	166,080	204,286
MonotaRO Co., Ltd.	800	32,143
MS&AD Insurance Group Holdings, Inc.	3,190	87,848
Murata Manufacturing Co., Ltd.	4,000	235,794
Nabtesco Corp.	900	27,852
Nagoya Railroad Co., Ltd.	1,400	39,460
NEC Corp.	1,800	86,482
Nexon Co., Ltd.	3,200	72,181
NGK Insulators Ltd.	2,000	27,711
NGK Spark Plug Co., Ltd.	1,100	15,810
NH Foods Ltd.	600	24,144
Nidec Corp.	3,100	208,843
Nihon M&A Center, Inc.	1,100	50,026
Nikon Corp.	2,400	20,156
Nintendo Co., Ltd.	800	357,655
Nippon Building Fund, Inc.	8	45,561
Nippon Express Co., Ltd.	400	20,741
Nippon Paint Holdings Co., Ltd.	1,000	72,937
Nippon Prologis REIT, Inc.*	15	45,580
Nippon Shinyaku Co., Ltd.	300	24,487
Nippon Steel Corp.	6,017	56,857
Nippon Telegraph & Telephone Corp.	8,900	207,365
Nippon Yusen K.K.	1,300	18,399
Nissan Chemical Corp.	800	41,159
Nissan Motor Co., Ltd.	17,000	63,044
Nisshin Seifun Group, Inc.	1,315	19,635
Nissin Foods Holdings Co., Ltd.	400	35,440
Nitori Holdings Co., Ltd.	500	98,035
Nitto Denko Corp.	1,000	56,690
Nomura Holdings, Inc.	22,400	100,656
Nomura Real Estate Holdings, Inc.	1,000	18,617
Nomura Real Estate Master Fund, Inc.*	28	33,536
Nomura Research Institute Ltd.	2,130	58,176
NSK Ltd.	3,000	22,388
NTT Data Corp.	4,500	50,312
NTT DOCOMO, Inc.	8,300	220,349
Obayashi Corp.	4,200	39,486
Obic Co., Ltd.	500	88,120

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Odakyu Electric Railway Co., Ltd.	2,100	$51,571
Oji Holdings Corp.	6,000	27,992
Olympus Corp.	8,300	159,796
Omron Corp.	1,300	87,072
Ono Pharmaceutical Co., Ltd.	2,500	72,966
Oracle Corp. Japan	300	35,584
Oriental Land Co., Ltd.	1,400	185,005
ORIX Corp.	9,400	116,722
Orix JREIT, Inc.	20	26,363
Osaka Gas Co., Ltd.	2,400	47,441
Otsuka Corp.	800	42,253
Otsuka Holdings Co., Ltd.	2,700	117,671
Pan Pacific International Holdings Corp.	2,700	59,445
Panasonic Corp.	15,000	131,536
Park24 Co., Ltd.	800	13,716
PeptiDream, Inc.*	700	32,253
Persol Holdings Co., Ltd.	1,400	19,302
Pigeon Corp.	900	34,835
Pola Orbis Holdings, Inc.	800	13,967
Rakuten, Inc.	6,300	55,648
Recruit Holdings Co., Ltd.	8,800	302,634
Renesas Electronics Corp.*	5,400	27,758
Resona Holdings, Inc.	14,800	50,644
Ricoh Co., Ltd.	5,000	35,878
Rinnai Corp.	200	16,749
Rohm Co., Ltd.	600	39,895
Ryohin Keikaku Co., Ltd.	1,700	24,180
Santen Pharmaceutical Co., Ltd.	2,600	47,865
SBI Holdings, Inc.	1,710	37,108
SCSK Corp.	400	19,570
Secom Co., Ltd.	1,500	131,614
Sega Sammy Holdings, Inc.	1,200	14,385
Seibu Holdings, Inc.	1,600	17,428
Seiko Epson Corp.	2,200	25,203
Sekisui Chemical Co., Ltd.	2,600	37,252
Sekisui House Ltd.	4,200	80,187
Seven & i Holdings Co., Ltd.	5,200	170,110
Seven Bank Ltd.	5,300	14,526
SG Holdings Co., Ltd.	1,100	35,897
Sharp Corp.	1,200	12,869
Shimadzu Corp.	1,600	42,716
Shimamura Co., Ltd.	200	13,546
Shimano, Inc.	500	96,144
Shimizu Corp.	4,000	32,952
Shin-Etsu Chemical Co., Ltd.	2,400	281,668
Shinsei Bank Ltd.	800	9,676
Shionogi & Co., Ltd.	1,800	112,920
Shiseido Co., Ltd.	2,700	172,046
Showa Denko K.K.	1,000	22,571
SMC Corp.	400	205,568
Softbank Corp.	13,700	174,623
SoftBank Group Corp.	10,900	549,662
Sohgo Security Services Co., Ltd.	500	23,347
Sompo Holdings, Inc.	2,325	80,039
Sony Corp.	8,900	614,369
Sony Financial Holdings, Inc.	1,200	28,974

	Number of Shares	Value†

Japan — (continued)
Square Enix Holdings Co., Ltd.	700	$35,465
Stanley Electric Co., Ltd.	1,000	24,208
Subaru Corp.	4,400	92,135
SUMCO Corp.	1,800	27,673
Sumitomo Chemical Co., Ltd.	10,600	31,893
Sumitomo Corp.	8,000	92,011
Sumitomo Dainippon Pharma Co., Ltd.	1,100	15,243
Sumitomo Electric Industries Ltd.	5,500	63,446
Sumitomo Heavy Industries Ltd.	800	17,497
Sumitomo Metal Mining Co., Ltd.	1,500	42,255
Sumitomo Mitsui Financial Group, Inc.	9,000	253,996
Sumitomo Mitsui Trust Holdings, Inc.	2,343	66,027
Sumitomo Realty & Development Co., Ltd.	2,000	55,205
Sumitomo Rubber Industries Ltd.	1,200	11,885
Sundrug Co., Ltd.	600	19,857
Suntory Beverage & Food Ltd.	1,000	39,018
Suzuken Co., Ltd.	540	20,174
Suzuki Motor Corp.	2,500	85,365
Sysmex Corp.	1,200	92,114
T&D Holdings, Inc.	3,700	31,780
Taiheiyo Cement Corp.	800	18,587
Taisei Corp.	1,400	51,025
Taisho Pharmaceutical Holdings Co., Ltd.	200	12,273
Taiyo Nippon Sanso Corp.	1,000	16,723
Takeda Pharmaceutical Co., Ltd.	10,895	391,435
TDK Corp.	900	89,596
Teijin Ltd.	1,200	19,106
Terumo Corp.	4,600	175,089
The Bank of Kyoto Ltd.	400	14,212
The Chiba Bank Ltd.	3,700	17,493
The Chugoku Electric Power Co., Inc.	2,100	27,997
The Kansai Electric Power Co., Inc.	4,900	47,481
The Shizuoka Bank Ltd.	3,200	20,586
The Yokohama Rubber Co., Ltd.	1,000	14,140
THK Co., Ltd.	1,000	24,898
TIS, Inc.	1,600	33,876
Tobu Railway Co., Ltd.	1,400	46,255
Toho Co., Ltd.	700	25,285
Toho Gas Co., Ltd.	400	19,993
Tohoku Electric Power Co., Inc.	2,800	26,599
Tokio Marine Holdings, Inc.	4,400	192,601
Tokyo Century Corp.	300	15,362
Tokyo Electric Power Co. Holdings, Inc.*	10,800	33,223
Tokyo Electron Ltd.	1,000	246,744
Tokyo Gas Co., Ltd.	2,700	64,650
Tokyu Corp.	3,600	50,682
Tokyu Fudosan Holdings Corp.	4,000	18,818
Toppan Printing Co., Ltd.	2,000	33,438
Toray Industries, Inc.	10,000	47,200
Toshiba Corp.	2,700	86,615
Tosoh Corp.	1,800	24,726
TOTO Ltd.	1,000	38,448
Toyo Suisan Kaisha Ltd.	600	33,524
Toyoda Gosei Co., Ltd.	400	8,357
Toyota Industries Corp.	1,100	58,468
Toyota Motor Corp.	14,768	928,672

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Toyota Tsusho Corp.	1,600	$40,802
Trend Micro, Inc.	900	50,296
Tsuruha Holdings, Inc.	200	27,623
Unicharm Corp.	2,700	110,734
United Urban Investment Corp.	21	22,618
USS Co., Ltd.	1,500	24,046
Welcia Holdings Co., Ltd.	300	24,236
West Japan Railway Co.	1,200	67,307
Yakult Honsha Co., Ltd.	800	47,067
Yamada Denki Co., Ltd.	4,000	19,842
Yamaha Corp.	900	42,449
Yamaha Motor Co., Ltd.	2,100	33,075
Yamato Holdings Co., Ltd.	2,300	49,927
Yamazaki Baking Co., Ltd.	1,000	17,177
Yaskawa Electric Corp.	1,600	55,621
Yokogawa Electric Corp.	1,600	25,070
Z Holdings Corp.	17,700	86,867
ZOZO, Inc.	600	13,375

		23,240,042

Luxembourg — 0.2%
ArcelorMittal S.A.*	4,640	49,146
Aroundtown S.A.*	7,484	42,897
Eurofins Scientific S.E.*	87	54,873
SES S.A.	2,712	18,531
Tenaris S.A.	3,478	22,602

		188,049

Macau — 0.0%
Wynn Macau Ltd.	12,400	21,507

Netherlands — 5.5%
ABN AMRO Bank N.V.*	3,103	26,703
Adyen N.V.*	129	187,758
Aegon N.V.	13,470	39,817
Airbus S.E.*	4,068	291,486
Akzo Nobel N.V.	1,437	129,100
Altice Europe N.V.*	4,140	16,012
ASML Holding N.V.	3,086	1,128,894
CNH Industrial N.V.*	7,476	52,523
EXOR N.V.	766	43,966
Heineken Holding N.V.	814	66,623
Heineken N.V.	1,915	176,552
ING Groep N.V.	28,045	195,498
Just Eat Takeaway.com N.V.*	837	87,487
Koninklijke Ahold Delhaize N.V.	7,865	214,352
Koninklijke DSM N.V.	1,317	182,823
Koninklijke KPN N.V.	26,565	70,660
Koninklijke Philips N.V.*	6,396	298,807
Koninklijke Vopak N.V.	469	24,825
NN Group N.V.*	2,293	77,062
Prosus N.V.*	3,575	333,323
QIAGEN N.V.*	1,662	71,590
Randstad N.V.	823	36,800
Royal Dutch Shell PLC, Class A	28,617	458,193
Royal Dutch Shell PLC, Class B	25,865	392,120
Unilever N.V.	10,419	555,515

	Number of Shares	Value†

Netherlands — (continued)
Wolters Kluwer N.V.	1,994	$155,742

		5,314,231

New Zealand — 0.3%
a2 Milk Co., Ltd.*	5,597	73,263
Auckland International Airport Ltd.	7,064	30,041
Fisher & Paykel Healthcare Corp. Ltd.	4,021	92,631
Mercury NZ Ltd.	5,143	15,669
Meridian Energy Ltd.	8,838	27,551
Ryman Healthcare Ltd.	2,831	24,018
Spark New Zealand Ltd.	14,196	42,001

		305,174

Norway — 0.5%
DNB ASA	6,815	90,963
Equinor ASA	7,174	103,346
Gjensidige Forsikring ASA*	1,418	26,199
Mowi ASA	3,226	61,493
Norsk Hydro ASA*	10,203	28,465
Orkla ASA	5,523	48,490
Schibsted ASA, Class B*	698	16,487
Telenor ASA	4,966	72,508
Yara International ASA	1,266	44,136

		492,087

Portugal — 0.2%
Banco Espirito Santo S.A.*	27,017	0
EDP — Energias de Portugal S.A.	18,562	88,601
Galp Energia SGPS S.A.	3,702	42,943
Jeronimo Martins SGPS S.A.	1,733	30,327

		161,871

Singapore — 1.2%
Ascendas Real Estate Investment Trust	19,759	45,335
CapitaLand Commercial Trust	18,656	22,833
CapitaLand Ltd.*	18,600	39,295
CapitaLand Mall Trust	18,100	25,683
City Developments Ltd.	3,000	18,333
DBS Group Holdings Ltd.	12,810	192,750
Genting Singapore Ltd.	46,800	25,748
Jardine Cycle & Carriage Ltd.	611	8,917
Jardine Matheson Holdings Ltd.	1,600	66,897
Keppel Corp. Ltd.	10,300	44,361
Mapletree Commercial Trust	15,200	21,268
Mapletree Logistics Trust	19,000	26,674
Oversea-Chinese Banking Corp. Ltd.	23,903	155,795
Singapore Airlines Ltd.	10,000	26,992
Singapore Exchange Ltd.	6,000	36,106
Singapore Technologies Engineering Ltd.	12,000	28,641
Singapore Telecommunications Ltd.	56,800	101,042
Suntec Real Estate Investment Trust	16,000	16,345
United Overseas Bank Ltd.	8,837	129,125
UOL Group Ltd.	3,107	15,276
Venture Corp. Ltd.	2,100	24,542
Wilmar International Ltd.	13,800	40,817

		1,112,775

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — 2.4%
ACS Actividades de Construccion y Servicios S.A.	1,911	$49,110
Aena SME S.A.*	488	65,266
Amadeus IT Group S.A.	3,129	164,278
Banco Bilbao Vizcaya Argentaria S.A.	48,143	165,754
Banco Santander S.A.*	121,626	297,552
Bankinter S.A.	4,820	23,103
CaixaBank S.A.	25,876	55,356
Cellnex Telecom S.A.	1,885	115,131
Enagas S.A.	1,740	42,566
Endesa S.A.	2,216	54,970
Ferrovial S.A.	3,544	94,731
Grifols S.A.	2,184	66,411
Iberdrola S.A.	41,430	483,680
Industria de Diseno Textil S.A.	7,881	209,109
Mapfre S.A.	8,177	14,602
Naturgy Energy Group S.A.	2,261	42,210
Red Electrica Corp. S.A.	3,120	58,373
Repsol S.A.	10,054	88,837
Siemens Gamesa Renewable Energy S.A.*	1,855	33,028
Telefonica S.A.	33,418	159,830

		2,283,897

Sweden — 2.8%
Alfa Laval AB*	2,253	49,702
Assa Abloy AB, Class B	7,007	143,416
Atlas Copco AB, Class A	4,699	200,109
Atlas Copco AB, Class B	2,753	102,296
Boliden AB	1,973	45,254
Electrolux AB, Class B	1,720	28,939
Epiroc AB, Class A	4,569	57,251
Epiroc AB, Class B	2,942	36,131
EQT AB	1,699	30,634
Essity AB, Class B*	4,370	141,681
Evolution Gaming Group AB	907	53,872
Hennes & Mauritz AB, Class B	5,952	86,877
Hexagon AB, Class B*	1,938	113,810
Husqvarna AB, Class B	2,834	23,324
ICA Gruppen AB	622	29,566
Industrivarden AB, Class C*	1,227	27,968
Investment AB Latour, Class B	1,056	19,173
Investor AB, Class B	3,188	169,117
Kinnevik AB, Class B	1,832	48,360
L E Lundbergforetagen AB, Class B*	602	27,441
Lundin Energy AB	1,292	31,532
Nibe Industrier AB, Class B*	2,224	49,328
Sandvik AB*	8,054	151,623
Securitas AB, Class B*	2,230	30,155
Skandinaviska Enskilda Banken AB, Class A*	11,899	103,290
Skanska AB, Class B*	2,417	49,344
SKF AB, Class B	2,667	49,856
Svenska Cellulosa AB SCA, Class B*	4,322	51,696
Svenska Handelsbanken AB, Class A*	10,939	103,869
Swedbank AB, Class A*	6,419	82,426
Swedish Match AB	1,185	83,608
Tele2 AB, Class B	3,797	50,545

	Number of Shares	Value†

Sweden — (continued)
Telefonaktiebolaget LM Ericsson, Class B	20,819	$192,983
Telia Co., AB	20,047	75,000
Volvo AB, Class B*	10,650	167,577

		2,707,753

Switzerland — 10.1%
ABB Ltd.	12,981	294,447
Adecco Group AG	1,125	53,028
Alcon, Inc.*	3,381	194,270
Baloise Holding AG	301	45,346
Barry Callebaut AG	19	36,268
Chocoladefabriken Lindt & Spruengli AG	1	86,257
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	57,815
Cie Financiere Richemont S.A.	3,599	232,137
Clariant AG*	1,425	28,045
Coca-Cola HBC AG	1,426	35,697
Credit Suisse Group AG	16,645	173,189
EMS-Chemie Holding AG	52	40,399
Geberit AG	252	126,437
Givaudan S.A.	65	242,968
Glencore PLC*	68,293	145,478
Julius Baer Group Ltd.*	1,484	62,324
Kuehne + Nagel International AG*	354	58,965
LafargeHolcim Ltd.*	3,583	157,853
Logitech International S.A.	1,173	76,866
Lonza Group AG	514	272,265
Nestle S.A.	20,814	2,307,661
Novartis AG	15,006	1,307,339
Partners Group Holding AG	133	121,122
Roche Holding AG	4,911	1,701,414
Schindler Holding AG	145	34,375
Schindler Holding AG, Participation Certificates	269	63,661
SGS S.A.	41	100,435
Sika AG	973	187,568
Sonova Holding AG	389	77,868
STMicroelectronics N.V.	4,550	124,025
Straumann Holding AG	74	63,972
Swiss Life Holding AG*	214	79,612
Swiss Prime Site AG	532	49,351
Swiss Re AG	2,018	156,465
Swisscom AG	174	91,246
Temenos AG	471	73,205
The Swatch Group AG	425	16,713
The Swatch Group AG	210	42,149
UBS Group AG	25,346	292,723
Vifor Pharma AG	334	50,530
Zurich Insurance Group AG	1,038	367,795

		9,729,283

United Kingdom — 11.7%
3i Group PLC	6,462	66,539
Admiral Group PLC	1,312	37,207
Anglo American PLC	8,442	194,615
Antofagasta PLC	2,581	29,873

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Ashtead Group PLC	3,039	$102,514
Associated British Foods PLC	2,516	59,489
AstraZeneca PLC	9,157	953,006
Auto Trader Group PLC	6,702	43,635
Aveva Group PLC	488	24,743
Aviva PLC	28,012	94,943
BAE Systems PLC	21,881	130,836
Barclays PLC	118,890	167,729
Barratt Developments PLC	7,128	43,810
Berkeley Group Holdings PLC	878	45,217
BP PLC	140,966	540,045
British American Tobacco PLC	14,443	553,928
British American Tobacco PLC ADR	1,486	57,687
BT Group PLC	59,975	84,819
Bunzl PLC	2,220	59,547
Burberry Group PLC	2,902	57,344
Coca-Cola European Partners PLC	1,476	56,013
Coca-Cola European Partners PLC	200	7,552
Compass Group PLC	12,236	168,348
Croda International PLC	875	56,832
Diageo PLC	16,265	540,604
Direct Line Insurance Group PLC	9,937	33,319
Evraz PLC	3,788	13,421
Ferguson PLC	1,531	125,184
Fiat Chrysler Automobiles N.V.*	8,095	81,906
GlaxoSmithKline PLC	34,961	706,199
Halma PLC	2,528	72,023
Hargreaves Lansdown PLC	2,149	43,337
Hikma Pharmaceuticals PLC	1,037	28,456
HSBC Holdings PLC	141,535	657,794
Imperial Brands PLC	6,435	122,500
Informa PLC	10,714	61,945
InterContinental Hotels Group PLC	1,136	50,149
Intertek Group PLC	1,128	75,972
ITV PLC	27,237	25,173
J. Sainsbury PLC	12,992	33,623
JD Sports Fashion PLC	3,307	25,453
Johnson Matthey PLC	1,361	35,446
Kingfisher PLC	14,253	39,213
Land Securities Group PLC	4,914	33,575
Legal & General Group PLC	40,533	110,503
Lloyds Banking Group PLC	483,240	186,414
London Stock Exchange Group PLC	2,169	225,565
M&G PLC	18,831	39,101
Melrose Industries PLC	34,877	49,160
Mondi PLC	3,375	63,129
National Grid PLC	24,262	296,005
Next PLC	943	57,094
NMC Health PLC(1)	538	63
Ocado Group PLC*	3,089	77,627
Pearson PLC	4,876	34,711
Persimmon PLC*	2,107	59,631
Prudential PLC	17,969	270,757
Reckitt Benckiser Group PLC	4,931	453,643
RELX PLC	7,157	165,654
RELX PLC	6,230	144,187
Rentokil Initial PLC	13,036	82,429

	Number of Shares	Value†

United Kingdom — (continued)
Rio Tinto PLC	7,793	$438,562
Rolls-Royce Holdings PLC*	12,875	45,456
Royal Bank of Scotland Group PLC	34,775	52,206
RSA Insurance Group PLC	7,501	37,988
Schroders PLC	773	28,213
Segro PLC	8,276	91,532
Severn Trent PLC	1,547	47,344
Smith & Nephew PLC	6,216	115,826
Smiths Group PLC	2,547	44,526
Spirax-Sarco Engineering PLC	486	59,831
SSE PLC	6,985	118,277
St. James’s Place PLC	3,676	43,224
Standard Chartered PLC	18,343	99,433
Standard Life Aberdeen PLC	16,437	54,467
Taylor Wimpey PLC	22,936	40,482
Tesco PLC	67,310	189,320
The British Land Co., PLC	5,472	26,175
The Sage Group PLC	7,202	59,783
Unilever PLC	8,119	437,946
United Utilities Group PLC	4,874	54,768
Vodafone Group PLC	185,225	294,462
Whitbread PLC*	1,420	39,068
Wm Morrison Supermarkets PLC	15,833	37,298
WPP PLC	8,208	63,992

		11,277,415

TOTAL COMMON STOCKS (Cost $78,385,658)		91,547,988

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	454	22,054
FUCHS PETROLUB S.E.	492	19,775
Henkel AG & Co., KGaA	1,267	118,203
Porsche Automobil Holding S.E.	1,115	64,579
Sartorius AG	238	78,551
Volkswagen AG	1,277	194,103

TOTAL PREFERRED STOCKS (Cost $429,148)		497,265

RIGHTS — 0.0%
Spain — 0.0%
ACS Actividades de Construccion y Servicios S.A.*	1,911	2,981
Repsol S.A.*	10,054	4,895
Telefonica S.A.*	33,418	6,574

TOTAL RIGHTS (Cost $15,804)		14,450

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $2,602,017)	2,602,017	2,602,017

TOTAL INVESTMENTS — 98.4% (Cost $81,432,627)		94,661,720

Other Assets & Liabilities — 1.6%		1,558,123

TOTAL NET ASSETS — 100.0%		$96,219,843

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

(1)	The value of this security was determined using significant unobservable inputs.
†	See Security Valuation Note.
*	Non-income producing security.

AB — Aktiebolag.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

ASA — Allmennaksjeselskap.

KGaA — Kommanditgesellschaft auf Aktien.

N.V. — Naamloze Vennootschap.

OYJ — Julkinen Osakeyhtiö.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

S.A. — Societe Anonyme.

S.E. — Societas Europaea.

SpA — Società per Azioni.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$176,250
Aerospace & Defense	1.0%	894,812
Agriculture	1.1%	1,010,837
Airlines	0.1%	92,112
Apparel	1.9%	1,775,031
Auto Manufacturers	2.7%	2,467,364
Auto Parts & Equipment	0.9%	819,506
Banks	8.3%	7,551,055
Beverages	2.1%	1,940,588
Biotechnology	1.0%	949,744
Building & Real Estate	0.2%	143,923
Building Materials	1.6%	1,472,250
Chemicals	3.5%	3,169,429
Commercial Services	2.7%	2,501,819
Computers	1.1%	1,033,065
Cosmetics & Personal Care	2.7%	2,429,256
Distribution & Wholesale	1.0%	943,848
Diversified Financial Services	2.4%	2,232,171
Diversified Operations	0.3%	238,361
Electric	3.1%	2,790,740
Electrical Components & Equipment	1.4%	1,252,270
Electronics	1.5%	1,404,772
Energy-Alternate Sources	0.2%	182,946
Engineering & Construction	1.3%	1,156,232
Entertainment	0.7%	593,379
Environmental Control	—%	22,255
Food	5.2%	4,762,131
Food Service	0.2%	211,948
Forest Products & Paper	0.4%	366,095
Gas	0.8%	701,748
Hand & Machine Tools	0.8%	730,455
Healthcare Products	2.2%	1,965,816
Healthcare Services	0.6%	577,796
Holding Companies	0.2%	201,389
Home Builders	0.3%	274,845
Home Furnishings	0.9%	844,225
Hotels & Resorts	—%	12,332
Household Products & Wares	0.6%	510,950
Insurance	5.1%	4,669,111

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Internet	1.3%	$1,143,604
Investment Companies	0.4%	367,918
Iron & Steel	0.4%	344,870
Leisure Time	0.2%	171,668
Lodging	0.4%	373,681
Machinery — Construction & Mining	0.3%	289,387
Machinery — Diversified	2.1%	1,947,843
Media	0.5%	446,718
Metal Fabricate/Hardware	0.3%	293,446
Mining	2.4%	2,231,510
Miscellaneous Manufacturing	1.1%	993,185
Office & Business Equipment	0.3%	313,996
Oil & Gas	3.3%	3,062,044
Pharmaceuticals	10.2%	9,308,555
Pipelines	0.1%	90,341
Real Estate	1.5%	1,357,834
Real Estate Investment Trusts	1.4%	1,294,129
Real Estate Management Services	0.2%	216,925
Retail	2.3%	2,072,929
Semiconductors	2.1%	1,939,028
Shipbuilding	—%	12,791
Software	2.0%	1,846,541
Telecommunications	4.2%	3,883,928
Textiles	0.1%	86,189
Toys, Games & Hobbies	0.5%	426,085
Transportation	1.9%	1,748,850
Water	0.2%	211,137

	100.0%	$91,547,988

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$6,378,329	$18,372	$6,345,678	$14,279
Austria	175,294	—	175,294	—
Belgium	892,548	—	892,548	—
Bermuda	36,671	—	36,671	—
China	138,641	56,520	82,121	—
Denmark	2,216,043	156,023	2,060,020	—
Finland	1,111,142	—	1,111,142	—
France	9,397,601	—	9,397,601	—
Germany	7,795,248	—	7,795,248	—
Hong Kong	3,030,024	75,620	2,906,949	47,455
Ireland	964,811	28,120	936,691	—
Isle of Man	38,020	—	38,020	—
Israel	575,039	200,045	374,994	—
Italy	1,964,493	—	1,964,493	—
Japan	23,240,042	—	23,240,042	—
Luxembourg	188,049	—	188,049	—
Macau	21,507	—	21,507	—
Netherlands	5,314,231	658,265	4,655,966	—
New Zealand	305,174	—	305,174	—
Norway	492,087	—	492,087	—
Portugal	161,871	—	161,871	—
Singapore	1,112,775	—	1,112,775	—
Spain	2,283,897	—	2,283,897	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Developed International Index Fund

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Sweden	$2,707,753	$—	$2,707,753	$—
Switzerland	9,729,283	—	9,729,283	—
United Kingdom	11,277,415	209,426	11,067,926	63

TOTAL COMMON STOCKS	91,547,988	1,402,391	90,083,800	61,797

PREFERRED STOCKS	497,265	—	497,265	—

RIGHTS	14,450	14,450	—	—

SHORT-TERM INVESTMENTS	2,602,017	2,602,017	—	—

TOTAL INVESTMENTS	$94,661,720	$4,018,858	$90,581,065	$61,797

LIABILITIES TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
OTHER FINANCIAL INSTRUMENTS(1)
Futures Contracts	$(14,159)	$(14,159)	$—	$—

TOTAL ASSETS — OTHER FINANCIAL INSTRUMENTS	$(14,159)	$(14,159)	$—	$—

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.

An amount of $63,157 was transferred from Level 2 into Level 3 at 6/30/20 due to a decrease in trading activities at period end.

Futures contracts held by the Fund at June 30, 2020 are as follows:

Futures Contracts:

Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini MSCI EAFE Index	09/18/2020	48	50	$1,778	$4,268,160	$—	$(14,159)

							$—	$(14,159)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 96.3%
Australia — 2.1%
CSL Ltd.	30,838	$6,133,319

Canada — 11.0%
Alimentation Couche-Tard, Inc., Class B	414,225	12,988,773
CAE, Inc.	227,474	3,689,583
Canadian National Railway Co.	59,685	5,280,469
Constellation Software, Inc.	9,197	10,384,494

		32,343,319

China — 7.3%
Alibaba Group Holding Ltd. ADR*	52,440	11,311,308
Tencent Holdings Ltd.	86,816	5,562,988
Tencent Music Entertainment Group ADR*	341,992	4,603,212

		21,477,508

France — 10.3%
Air Liquide S.A.	50,771	7,340,783
EssilorLuxottica S.A.*	47,529	6,112,603
LVMH Moet Hennessy Louis Vuitton S.E.	17,624	7,780,875
Safran S.A.*	39,940	4,017,598
Teleperformance	19,475	4,959,908

		30,211,767

Germany — 6.1%
adidas AG*	23,701	6,248,782
CTS Eventim AG & Co., KGaA*	65,288	2,726,154
SAP S.E.	63,605	8,891,269

		17,866,205

Hong Kong — 2.9%
Techtronic Industries Co., Ltd.	872,143	8,629,467

India — 2.7%
Asian Paints Ltd.	101,968	2,279,718
Tata Consultancy Services Ltd.	204,147	5,619,662

		7,899,380

Ireland — 5.4%
Flutter Entertainment PLC	76,103	10,047,399
Medtronic PLC	65,382	5,995,529

		16,042,928

Italy — 1.9%
Ferrari N.V.	33,425	5,725,521

Japan — 7.4%
Asahi Group Holdings Ltd.	192,800	6,771,572
Hoya Corp.	48,540	4,648,142
Keyence Corp.	10,450	4,379,193
Obic Co., Ltd.	33,172	5,846,200

		21,645,107

Netherlands — 9.0%
Adyen N.V.*	4,253	6,190,187
IMCD N.V.	51,751	4,880,066
Unilever N.V.	162,955	8,688,356
Wolters Kluwer N.V.	84,629	6,609,977

		26,368,586

	Number of Shares	Value†

Spain — 4.9%
Cellnex Telecom S.A.	119,550	$7,301,811
Grifols S.A.	230,832	7,019,116

		14,320,927

Switzerland — 7.0%
Alcon, Inc.*	152,661	8,771,783
Nestle S.A.	107,980	11,971,810

		20,743,593

United Kingdom — 12.8%
Ashtead Group PLC	157,083	5,298,872
Diageo PLC	124,275	4,130,558
Halma PLC	291,250	8,297,745
London Stock Exchange Group PLC	59,385	6,175,734
RELX PLC	321,745	7,446,462
Rentokil Initial PLC	972,511	6,149,332

		37,498,703

United States — 5.5%
Mastercard, Inc., Class A	34,073	10,075,386
Mondelez International, Inc., Class A	117,435	6,004,452

		16,079,838

TOTAL COMMON STOCKS (Cost $242,673,290)		282,986,168

SHORT-TERM INVESTMENTS — 3.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $9,931,605)	9,931,605	9,931,605

TOTAL INVESTMENTS — 99.7% (Cost $252,604,895)		292,917,773

Other Assets & Liabilities — 0.3%		834,316

TOTAL NET ASSETS — 100.0%		$293,752,089

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

KGaA — Kommanditgesellschaft auf Aktien.

N.V. — Naamloze Vennootschap.

S.A. — Societe Anonyme.

PLC — Public Limited Company.

S.E. — Societas Europaea.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

International Equity Fund

Country Weightings as of 06/30/2020 ††
United Kingdom	13%
Canada	11
France	10
Netherlands	9
United States	9
Japan	8
China	7
Other	33

Total	100%

††	% of total investments as of June 30, 2020.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	2.7%	$7,707,181
Apparel	5.0%	14,029,657
Auto Manufacturers	2.0%	5,725,521
Beverages	3.9%	10,902,130
Biotechnology	2.2%	6,133,319
Chemicals	5.1%	14,500,567
Commercial Services	8.9%	25,084,853
Computers	5.8%	16,425,770
Cosmetics & Personal Care	3.1%	8,688,356
Diversified Financial Services	5.7%	16,251,120
Electronics	4.6%	12,945,887
Engineering & Construction	2.6%	7,301,811
Entertainment	4.5%	12,773,553
Food	6.3%	17,976,262
Hand & Machine Tools	3.0%	8,629,467
Healthcare Products	7.4%	20,879,915
Internet	7.6%	21,477,508
Machinery - Diversified	1.5%	4,379,193
Media	2.3%	6,609,977
Pharmaceuticals	2.5%	7,019,116
Retail	4.6%	12,988,773
Software	6.8%	19,275,763
Transportation	1.9%	5,280,469

	100.0%	$282,986,168

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06-30-2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$6,133,319	$—	$6,133,319	$—
Canada	32,343,319	32,343,319	—	—
China	21,477,508	15,914,520	5,562,988	—
France	30,211,767	—	30,211,767	—
Germany	17,866,205	—	17,866,205	—
Hong Kong	8,629,467	—	8,629,467	—
India	7,899,380	—	7,899,380	—
Ireland	16,042,928	5,995,529	10,047,399	—
Italy	5,725,521	—	5,725,521	—
Japan	21,645,107	—	21,645,107	—
Netherlands	26,368,586	12,800,164	13,568,422	—
Spain	14,320,927	—	14,320,927	—
Switzerland	20,743,593	—	20,743,593	—
United Kingdom	37,498,703	7,446,462	30,052,241	—
United States	16,079,838	16,079,838	—	—

TOTAL COMMON STOCKS	282,986,168	90,579,832	192,406,336	—

SHORT-TERM INVESTMENTS	9,931,605	9,931,605	—	—

TOTAL INVESTMENTS	$292,917,773	$100,511,437	$192,406,336	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 96.5%
Belgium — 2.7%
Anheuser-Busch InBev N.V.	68,769	$3,390,051

Brazil — 4.8%
Ambev S.A. ADR	493,207	1,302,066
B3 S.A. — Brasil Bolsa Balcao	125,066	1,280,764
Lojas Renner S.A.	273,849	2,122,568
Notre Dame Intermedica Participacoes S.A.	100,133	1,260,386

		5,965,784

Cayman Islands — 0.3%
XP, Inc., Class A*	8,923	374,855

China — 25.5%
Alibaba Group Holding Ltd. ADR*	39,749	8,573,859
Autohome, Inc. ADR	28,452	2,148,126
Baozun, Inc. ADR*	28,562	1,098,209
NetEase, Inc.	19,100	329,238
NetEase, Inc. ADR	4,339	1,863,080
Shenzhou International Group Holdings Ltd.	95,325	1,158,887
Sunny Optical Technology Group Co., Ltd.	98,000	1,577,260
Tencent Holdings Ltd.	156,500	10,028,193
Tencent Music Entertainment Group ADR*	137,564	1,851,611
Yum China Holdings, Inc.	70,337	3,381,100

		32,009,563

Germany — 1.3%
adidas AG*	6,271	1,653,352

Hong Kong — 7.4%
Budweiser Brewing Co., APAC, Ltd.	818,300	2,395,518
Galaxy Entertainment Group Ltd.	222,000	1,522,865
Hong Kong Exchanges & Clearing Ltd.	37,700	1,605,708
Techtronic Industries Co., Ltd.	313,000	3,096,996
Vitasoy International Holdings Ltd.	163,251	627,489

		9,248,576

India — 13.6%
Asian Paints Ltd.	52,252	1,168,208
Eicher Motors Ltd.	6,136	1,489,913
HCL Technologies Ltd.	409,964	3,025,498
HDFC Bank Ltd.	150,697	2,118,125
HDFC Bank Ltd. ADR	17,178	780,912
Housing Development Finance Corp. Ltd.	111,316	2,588,333
Kotak Mahindra Bank Ltd.	63,560	1,147,259
Tata Consultancy Services Ltd.	149,320	4,110,410
Zee Entertainment Enterprises Ltd.	277,289	629,928

		17,058,586

Indonesia — 1.7%
Bank Central Asia Tbk PT	760,743	1,522,096
Bank Rakyat Indonesia Persero Tbk PT	2,893,802	617,662

		2,139,758

Malaysia — 1.2%
Public Bank Bhd	399,900	1,544,163

	Number of Shares	Value†

Mexico — 2.5%
Fomento Economico Mexicano S.A.B. de C.V. ADR	30,534	$1,893,413
Wal-Mart de Mexico S.A.B. de C.V.	499,095	1,193,642

		3,087,055

Netherlands — 7.4%
Heineken N.V.	49,380	4,552,538
Unilever N.V.	89,700	4,782,581

		9,335,119

Poland — 0.5%
Bank Polska Kasa Opieki S.A.	45,161	618,796

Russia — 1.9%
Yandex N.V., Class A*	47,808	2,391,356

Singapore — 2.1%
United Overseas Bank Ltd.	178,500	2,608,218

South Africa — 4.2%
Naspers Ltd.	28,517	5,240,865

South Korea — 8.1%
LG Household & Health Care Ltd.	1,856	2,080,223
NCSoft Corp.	3,186	2,370,152
Samsung Fire & Marine Insurance Co., Ltd.	6,673	981,095
SK Hynix, Inc.	67,087	4,789,912

		10,221,382

Taiwan — 8.9%
Largan Precision Co., Ltd.	10,842	1,507,472
Taiwan Semiconductor Manufacturing Co., Ltd.	759,769	8,113,968
Win Semiconductors Corp.	145,000	1,480,461

		11,101,901

Thailand — 2.4%
CP ALL PCL*(1)	605,500	1,334,495
Kasikornbank PCL	569,400	1,721,281

		3,055,776

TOTAL COMMON STOCKS (Cost $100,604,564)		121,045,156

WARRANTS — 2.3%

China — 1.8%
UBS Wuliangye Yibin Co. Ltd., expiration date 5/30/21*(1)	95,800	2,327,647

Netherlands — 0.5%
Vietnam Dairy Products JSC, expiration date 2/7/21*(1)	126,450	614,547

Total WARRANTS (Cost $2,430,764)		2,942,194

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $1,618,608)	1,618,608	$1,618,608

TOTAL INVESTMENTS — 100.1% (Cost $104,653,936)		125,605,958

Other Assets & Liabilities — (0.1)%		(176,066)

TOTAL NET ASSETS — 100.0%		$125,429,892

(1)	The value of this security was determined using significant unobservable inputs.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depositary Receipt.

AG — Aktiengesellschaft.

N.V. — Naamloze Vennootschap.

PJSC — Private Joint Stock Company.

PCL — Public Company Limited.

S.A. — Societe Anonyme.

S.A.B. de C.V. — Sociedad Anonima de Capital Variable.

Tbk PT — Terbuka Perseroan Terbatas.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	2.3%	$2,812,239
Auto Manufacturers	1.2%	1,489,913
Banks	10.5%	12,678,512
Beverages	11.7%	14,161,075
Chemicals	1.0%	1,168,208
Computers	3.4%	4,110,410
Cosmetics & Personal Care	5.7%	6,862,804
Diversified Financial Services	4.8%	5,849,660
Hand & Machine Tools	2.6%	3,096,996
Healthcare Services	1.0%	1,260,386
Insurance	0.8%	981,095
Internet	27.8%	33,702,371
Lodging	1.3%	1,522,865
Media	0.5%	629,928
Miscellaneous Manufacturing	2.6%	3,084,732
Retail	6.6%	8,031,805
Semiconductors	11.9%	14,384,341
Software	4.3%	5,217,816

	100.0%	$121,045,156

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06-30-2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Belgium	$3,390,051	$—	$3,390,051	$—
Brazil	5,965,784	5,965,784	—	—
Cayman Islands	374,855	374,855	—	—
China	32,009,563	19,245,223	12,764,340	—
Germany	1,653,352	—	1,653,352	—
Hong Kong	9,248,576	—	9,248,576	—
India	17,058,586	780,912	16,277,674	—
Indonesia	2,139,758	—	2,139,758	—
Malaysia	1,544,163	—	1,544,163	—
Mexico	3,087,055	3,087,055	—	—
Netherlands	9,335,119	4,552,538	4,782,581	—
Poland	618,796	—	618,796	—
Russia	2,391,356	2,391,356	—	—
Singapore	2,608,218	—	2,608,218	—
South Africa	5,240,865	—	5,240,865	—
South Korea	10,221,382	—	10,221,382	—
Taiwan	11,101,901	—	11,101,901	—
Thailand	3,055,776	—	1,721,281	1,334,495

TOTAL COMMON STOCKS	121,045,156	36,397,723	83,312,938	1,334,495

WARRANTS	2,942,194	—	—	2,942,194

SHORT-TERM INVESTMENTS	1,618,608	1,618,608	—	—

TOTAL INVESTMENTS	$125,605,958	$38,016,331	$83,312,938	$4,276,689

(1)

Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2019	$—
Change in Appreciation/(Depreciation)	448,943
Purchases	3,020,512
Sales/Exchange	(31,274)
Realized Gain (Loss)	2,732
Transfers Into Level 3	835,776

Balance as of 6/30/2020	$4,276,689

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period.

An amount of $835,776 was transferred from Level 2 into Level 3 at 6/30/20 due to a decrease in trading activities at period end.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.0%
Entertainment — 1.1%
Eldorado Resorts, Inc.*	29,306	$1,173,999

Lodging — 0.9%
Boyd Gaming Corp.	28,473	595,086
Hilton Worldwide Holdings, Inc.	5,857	430,196

		1,025,282

TOTAL COMMON STOCKS (Cost $2,264,693)		2,199,281

REAL ESTATE INVESTMENT TRUSTS — 96.3%

Apartments — 12.2%
Apartment Investment and Management Co., Class A	23,994	903,134
Essex Property Trust, Inc.	18,045	4,135,373
Invitation Homes, Inc.	123,642	3,403,864
UDR, Inc.	139,584	5,217,650

		13,660,021

Building & Real Estate — 5.0%
Agree Realty Corp.	26,889	1,766,876
Spirit Realty Capital, Inc.	93,882	3,272,726
STORE Capital Corp.	24,912	593,155

		5,632,757

Diversified — 24.9%
American Tower Corp.	52,768	13,642,639
Crown Castle International Corp.	13,635	2,281,817
Digital Realty Trust, Inc.	3,970	564,177
Duke Realty Corp.	146,364	5,179,822
SBA Communications Corp.	15,375	4,580,520
WP Carey, Inc.	24,902	1,684,620

		27,933,595

Healthcare — 12.4%
Healthcare Trust of America, Inc., Class A	30,745	815,358
Healthpeak Properties, Inc.	94,820	2,613,239
Medical Properties Trust, Inc.	157,635	2,963,538
Ventas, Inc.	56,636	2,074,010
Welltower, Inc.	105,871	5,478,824

		13,944,969

Hotels & Resorts — 3.7%
Host Hotels & Resorts, Inc.	51,195	552,394
VICI Properties, Inc.	177,760	3,588,975

		4,141,369

Industrial — 9.7%
Americold Realty Trust	47,538	1,725,629
CyrusOne, Inc.	24,753	1,800,781
First Industrial Realty Trust, Inc.	36,295	1,395,180
Prologis, Inc.	52,569	4,906,265
QTS Realty Trust, Inc., Class A	15,738	1,008,648

		10,836,503

	Number of Shares	Value†

Office Property — 5.0%
Hudson Pacific Properties, Inc.	83,399	$2,098,319
Kilroy Realty Corp.	19,261	1,130,621
VEREIT, Inc.	366,876	2,359,012

		5,587,952

Regional Malls — 3.7%
Simon Property Group, Inc.	61,337	4,194,224

Storage & Warehousing — 9.1%
Extra Space Storage, Inc.	46,950	4,336,771
Iron Mountain, Inc.	22,905	597,821
Public Storage	27,694	5,314,202

		10,248,794

Strip Centers — 2.3%
Kimco Realty Corp.	145,748	1,871,405
SITE Centers Corp.	90,842	735,820

		2,607,225

Telecommunications — 8.3%
Equinix, Inc.	13,157	9,240,161

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $102,629,812)		108,027,570

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $535,221)	535,221	535,221

TOTAL INVESTMENTS — 98.8% (Cost $105,429,726)		110,762,072

Other Assets & Liabilities — 1.2%		1,354,483

TOTAL NET ASSETS — 100.0%		$112,116,555

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06-30-2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,199,281	$2,199,281	$—	$—
REAL ESTATE INVESTMENT TRUSTS	108,027,570	108,027,570	—	—
SHORT-TERM INVESTMENTS	535,221	535,221	—	—

TOTAL INVESTMENTS	$110,762,072	$110,762,072	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.4%
Penn Series Flexibly Managed Fund*	28,301	$1,848,934
Penn Series Index 500 Fund*	235,859	6,243,177
Penn Series Large Cap Growth Fund*	76,112	1,885,306
Penn Series Large Cap Value Fund*	180,243	4,880,981
Penn Series Large Core Value Fund*	255,467	4,846,218
Penn Series Large Growth Stock Fund*	11,192	633,712
Penn Series Mid Cap Growth Fund*	42,989	1,263,887
Penn Series Mid Cap Value Fund*	63,113	1,209,239
Penn Series Mid Core Value Fund*	189,858	4,279,409
Penn Series Real Estate Securities Fund*	75,663	1,792,448
Penn Series Small Cap Growth Fund*	41,735	1,887,653
Penn Series Small Cap Value Fund*	41,430	1,232,960
Penn Series SMID Cap Growth Fund*	33,160	1,272,004
Penn Series SMID Cap Value Fund*	114,364	2,442,815

TOTAL AFFILIATED EQUITY FUNDS (Cost $31,746,891)		35,718,743

AFFILIATED FIXED INCOME FUNDS — 9.0%
Penn Series High Yield Bond Fund*	84,015	1,229,133
Penn Series Limited Maturity Bond Fund*	331,243	4,335,971

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $5,159,686)		5,565,104

AFFILIATED INTERNATIONAL EQUITY FUNDS — 33.3%
Penn Series Developed International Index Fund*	565,250	7,455,642
Penn Series Emerging Markets Equity Fund*	487,641	5,710,271
Penn Series International Equity Fund*	233,645	7,525,715

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $18,636,989)		20,691,628

SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $649)	649	649

TOTAL INVESTMENTS — 99.7% (Cost $55,544,215)		61,976,124

Other Assets & Liabilities — 0.3%		206,727

TOTAL NET ASSETS — 100.0%		$62,182,851

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 30-06-2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$35,718,743	$35,718,743	$—	$—
AFFILIATED FIXED INCOME FUNDS	5,565,104	5,565,104	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	20,691,628	20,691,628	—	—
SHORT-TERM INVESTMENTS	649	649	—	—

TOTAL INVESTMENTS	$61,976,124	$61,976,124	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.4%
Penn Series Flexibly Managed Fund*	182,492	$11,922,231
Penn Series Index 500 Fund*	684,371	18,115,293
Penn Series Large Cap Growth Fund*	245,378	6,078,004
Penn Series Large Cap Value Fund*	581,186	15,738,517
Penn Series Large Core Value Fund*	823,790	15,627,304
Penn Series Large Growth Stock Fund*	36,080	2,042,869
Penn Series Mid Cap Growth Fund*	138,591	4,074,577
Penn Series Mid Cap Value Fund*	101,761	1,949,734
Penn Series Mid Core Value Fund*	524,750	11,827,864
Penn Series Real Estate Securities Fund*	244,011	5,780,622
Penn Series Small Cap Growth Fund*	89,698	4,057,034
Penn Series Small Cap Index Fund*	92,291	2,021,180
Penn Series Small Cap Value Fund*	133,595	3,975,799
Penn Series SMID Cap Growth Fund*	53,448	2,050,256
Penn Series SMID Cap Value Fund*	368,787	7,877,297

TOTAL AFFILIATED EQUITY FUNDS (Cost $94,867,186)		113,138,581

AFFILIATED FIXED INCOME FUNDS — 17.9%
Penn Series High Yield Bond Fund*	270,849	3,962,514
Penn Series Limited Maturity Bond Fund*	1,678,030	21,965,416
Penn Series Quality Bond Fund*	592,498	10,019,137

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $32,517,277)		35,947,067

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.2%
Penn Series Developed International Index Fund*	1,366,708	18,026,879
Penn Series Emerging Markets Equity Fund*	1,047,893	12,270,823
Penn Series International Equity Fund*	627,659	20,216,902

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $43,451,041)		50,514,604

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $697,888)	697,888	697,888

TOTAL INVESTMENTS — 99.8% (Cost $171,533,392)		200,298,140

Other Assets & Liabilities — 0.2%		408,557

TOTAL NET ASSETS — 100.0%		$200,706,697

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$113,138,581	$113,138,581	$—	$—
AFFILIATED FIXED INCOME FUNDS	35,947,067	35,947,067	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	50,514,604	50,514,604	—	—
SHORT-TERM INVESTMENTS	697,888	697,888	—	—

TOTAL INVESTMENTS	$200,298,140	$200,298,140	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.8%
Penn Series Flexibly Managed Fund*	243,932	$15,936,068
Penn Series Index 500 Fund*	813,148	21,524,030
Penn Series Large Cap Growth Fund*	218,660	5,416,210
Penn Series Large Cap Value Fund*	485,543	13,148,503
Penn Series Large Core Value Fund*	688,235	13,055,813
Penn Series Large Growth Stock Fund*	48,228	2,730,656
Penn Series Mid Cap Growth Fund*	185,251	5,446,371
Penn Series Mid Core Value Fund*	818,342	18,445,431
Penn Series Real Estate Securities Fund*	217,453	5,151,450
Penn Series Small Cap Growth Fund*	59,948	2,711,459
Penn Series Small Cap Index Fund*	123,366	2,701,710
Penn Series Small Cap Value Fund*	178,580	5,314,532
Penn Series SMID Cap Growth Fund*	71,442	2,740,500
Penn Series SMID Cap Value Fund*	246,483	5,264,883

TOTAL AFFILIATED EQUITY FUNDS (Cost $97,115,969)		119,587,616

AFFILIATED FIXED INCOME FUNDS — 38.0%
Penn Series High Yield Bond Fund*	543,035	7,944,607
Penn Series Limited Maturity Bond Fund*	3,058,486	40,035,585
Penn Series Quality Bond Fund*	3,167,762	53,566,849

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $88,036,934)		101,547,041

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.2%
Penn Series Developed International Index Fund*	1,014,883	13,386,307
Penn Series Emerging Markets Equity Fund*	1,167,193	13,667,828
Penn Series International Equity Fund*	587,258	18,915,586

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $37,215,491)		45,969,721

TOTAL INVESTMENTS — 100.0% (Cost $222,368,394)		267,104,378

Other Assets & Liabilities — 0.0%		(121,395)

TOTAL NET ASSETS — 100.0%		$266,982,983

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$119,587,616	$119,587,616	$—	$—
AFFILIATED FIXED INCOME FUNDS	101,547,041	101,547,041	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	45,969,721	45,969,721	—	—

TOTAL INVESTMENTS	$267,104,378	$267,104,378	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.5%
Penn Series Flexibly Managed Fund*	105,365	$6,883,477
Penn Series Index 500 Fund*	197,570	5,229,688
Penn Series Large Cap Growth Fund*	70,839	1,754,677
Penn Series Large Cap Value Fund*	157,285	4,259,273
Penn Series Large Core Value Fund*	222,932	4,229,020
Penn Series Mid Core Value Fund*	113,608	2,560,728
Penn Series Real Estate Securities Fund*	70,430	1,668,494
Penn Series Small Cap Value Fund*	28,923	860,748
Penn Series SMID Cap Value Fund*	39,921	852,702

TOTAL AFFILIATED EQUITY FUNDS (Cost $24,585,546)		28,298,807

AFFILIATED FIXED INCOME FUNDS — 56.8%
Penn Series High Yield Bond Fund*	175,929	2,573,847
Penn Series Limited Maturity Bond Fund*	1,651,501	21,618,153
Penn Series Quality Bond Fund*	1,488,169	25,164,940

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $43,280,602)		49,356,940

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.1%
Penn Series Developed International Index Fund*	197,278	2,602,102
Penn Series Emerging Markets Equity Fund*	151,271	1,771,382
Penn Series International Equity Fund*	135,905	4,377,515

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,611,595)		8,750,999

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $99,923)	99,923	99,923

TOTAL INVESTMENTS — 99.5% (Cost $75,577,666)		86,506,669

Other Assets & Liabilities — 0.5%		450,010

TOTAL NET ASSETS — 100.0%		$86,956,679

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$28,298,807	$28,298,807	$—	$—
AFFILIATED FIXED INCOME FUNDS	49,356,940	49,356,940	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	8,750,999	8,750,999	—	—
SHORT-TERM INVESTMENTS	99,923	99,923	—	—

TOTAL INVESTMENTS	$86,506,669	$86,506,669	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.5%
Penn Series Flexibly Managed Fund*	68,739	$4,490,691
Penn Series Index 500 Fund*	85,926	2,274,455
Penn Series Large Cap Value Fund*	41,047	1,111,562
Penn Series Large Core Value Fund*	87,275	1,655,604
Penn Series Mid Core Value Fund*	49,416	1,113,826
Penn Series Real Estate Securities Fund*	22,980	544,389

TOTAL AFFILIATED EQUITY FUNDS (Cost $10,008,037)		11,190,527

AFFILIATED FIXED INCOME FUNDS — 75.9%
Penn Series High Yield Bond Fund*	114,769	1,679,069
Penn Series Limited Maturity Bond Fund*	1,508,258	19,743,103
Penn Series Quality Bond Fund*	1,305,500	22,076,013

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,897,509)		43,498,185

AFFILIATED INTERNATIONAL EQUITY FUNDS — 3.0%
Penn Series Developed International Index Fund*	85,795	1,131,639
Penn Series International Equity Fund*	17,730	571,089

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,583,299)		1,702,728

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 0.100%) (Cost $781,239)	781,239	781,239

TOTAL INVESTMENTS — 99.7% (Cost $51,270,084)		57,172,679

Other Assets & Liabilities — 0.3%		155,055

TOTAL NET ASSETS — 100.0%		$57,327,734

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 6/30/2020 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 6/30/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,190,527	$11,190,527	$—	$—
AFFILIATED FIXED INCOME FUNDS	43,498,185	43,498,185	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,702,728	1,702,728	—	—
SHORT-TERM INVESTMENTS	781,239	781,239	—	—

TOTAL INVESTMENTS	$57,172,679	$57,172,679	$—	$—

It is the Fund’s practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS:
Investments at value	$132,965,984	$249,233,489	$450,545,523	$145,121,753
Foreign currency at value	—	—	—	108,525
Cash	—	—	—	122,276
Initial margin held by broker for open futures	—	439,254	1,017,235	—
Interest and dividends receivable	33,395	1,404,303	2,838,777	1,888,735
Receivable for investment securities sold	—	—	4,599,693	1,673,924
Receivable for capital stock sold	—	1,926,004	5,761,110	1,831,729
Other assets	35,300	2,953	5,813	2,138

Total Assets	133,034,679	253,006,003	464,768,151	150,749,080

LIABILITIES:
Cash overdraft	—	133,321	98,355	—
Payable for investment securities purchased	—	2,235,825	4,749,400	4,175,500
Payable for capital stock redeemed	—	127,662	166,393	22,867
Futures variation margin payable	—	19,203	126,250	—
Payable to investment adviser (See Note 3)	35,764	91,915	163,293	55,233
Payable to the administrator (See Note 3)	10,078	17,191	32,120	10,591
Other liabilities	49,729	98,515	165,152	69,506

Total Liabilities	95,571	2,723,632	5,500,963	4,333,697

NET ASSETS	$132,939,108	$250,282,371	$459,267,188	$146,415,383

Investments at cost	$132,965,984	$252,478,363	$436,797,323	$143,948,456
Foreign currency at cost	—	—	—	112,601

COMPONENTS OF NET ASSETS:
Paid-in Capital	$132,935,984	$246,809,090	$425,804,991	$150,497,085
Total distributable earnings (loss)	3,124	3,473,281	33,462,197	(4,081,702)

NET ASSETS	$132,939,108	$250,282,371	$459,267,188	$146,415,383

Shares outstanding, $0.10 par value, 500 million shares authorized	132,923,464

Shares outstanding, $0.10 par value, 250 million shares authorized			27,156,196	10,010,606

Shares outstanding, $0.0001 par value, 250 million shares authorized		19,123,486

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$13.09	$16.91	$14.63

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS:
Investments of affiliated issuers at value	$—	$78,089,144	$—	$—
Investments of unaffiliated issuers at value	4,391,745,328	29,107	354,391,150	60,576,824
Foreign currency at value	—	—	12,536	—
Cash	128,086	—	—	—
Interest and dividends receivable	8,312,290	—	46,092	26,588
Tax reclaims receivable	143,829	—	6,139	27,882
Receivable for investment securities sold	49,287,824	35,452	1,686,343	—
Receivable for capital stock sold	2,722,589	227,941	—	—
Other assets	53,129	1,050	3,960	749

Total Assets	4,452,393,075	78,382,694	356,146,220	60,632,043

LIABILITIES:
Cash overdraft	—	—	7,129	27,227
Written options, at value	29,004,020	—	—	—
Payable for investment securities purchased	155,331,372	—	7,741,686	—
Payable for capital stock redeemed	50,833	270	3,315,350	309,967
Payable to investment adviser (See Note 3)	2,442,241	—	200,209	27,384
Payable to the administrator (See Note 3)	307,379	5,589	23,807	4,286
Other liabilities	1,455,103	28,878	123,496	31,389

Total Liabilities	188,590,948	34,737	11,411,677	400,253

NET ASSETS	$4,263,802,127	$78,347,957	$344,734,543	$60,231,790

Investments of affiliated issuers at cost	$4,074,702,710	$49,223,497	$—	$—
Investments of unaffiliated issuers at cost	—	29,107	230,474,998	42,745,544
Written options, premiums received	(17,605,835)	—	—	—
Foreign currency at cost	—	—	12,690	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,600,678,016	$44,883,776	$212,081,401	$39,691,426
Total distributable earnings (loss)	663,124,111	33,464,181	132,653,142	20,540,364

NET ASSETS	$4,263,802,127	$78,347,957	$344,734,543	$60,231,790

Shares outstanding, $0.10 par value, 250 million shares authorized	65,269,855		6,088,034

Shares outstanding, $0.0001 par value, 250 million shares authorized		3,273,861		2,431,238

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$65.33	$23.93	$56.62	$24.77

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS:
Investments at value	$171,262,879	$154,505,088	$154,858,183	$498,058,055
Foreign currency at value	1,533	—	—	—
Initial margin held by broker for open futures	—	—	—	672,000
Interest and dividends receivable	23,693	165,611	216,886	382,586
Tax reclaims receivable	27,123	—	18,911	—
Receivable for investment securities sold	909,269	—	—	—
Receivable for capital stock sold	—	1,284,818	951,827	1,811
Futures variation margin receivable	—	—	—	119,000
Other assets	1,638	2,526	2,576	5,972

Total Assets	172,226,135	155,958,043	156,048,383	499,239,424

LIABILITIES:
Cash overdraft	—	38,044	72,886	85,147
Payable for investment securities purchased	—	4,797	—	—
Payable for capital stock redeemed	3,908,621	42,306	42,633	1,881,241
Payable to investment adviser (See Note 3)	80,981	88,519	89,355	52,317
Payable to the administrator (See Note 3)	10,878	11,711	11,769	34,619
Other liabilities	62,444	70,766	71,258	175,906

Total Liabilities	4,062,924	256,143	287,901	2,229,230

NET ASSETS	$168,163,211	$155,701,900	$155,760,482	$497,010,194

Investments at cost	$114,645,033	$156,542,410	$154,767,395	$242,839,914
Foreign currency at cost	$1,654	$—	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$104,117,217	$164,396,771	$161,793,050	$238,586,761
Total distributable earnings (loss)	64,045,994	(8,694,871)	(6,032,568)	258,423,433

NET ASSETS	$168,163,211	$155,701,900	$155,760,482	$497,010,194

Shares outstanding, $0.10 par value, 250 million shares authorized		5,749,689

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,471,588		8,209,241	18,777,616

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$37.61	$27.08	$18.97	$26.47

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS:
Investments at value	$161,576,776	$82,651,387	$83,182,228	$77,897,093
Interest and dividends receivable	20,043	152,051	154,823	12,611
Tax reclaims receivable	—	—	18,162	—
Receivable for investment securities sold	510,183	46,310	501,244	637,541
Receivable for capital stock sold	—	33,351	382,053	—
Net unrealized appreciation of forward foreign currency contracts	—	—	28,983	—
Other assets	1,669	2,014	1,109	868

Total Assets	162,108,671	82,885,113	84,268,602	78,548,113

LIABILITIES:
Cash overdraft	6,328	9,299	54,409	9,397
Written options, at value	330,338	—	—	—
Foreign currency overdraft	—	—	21	—
Payable for investment securities purchased	161,165	196,872	257,226	1,115,012
Payable for capital stock redeemed	3,772,685	90,617	50,354	1,469,904
Payable to investment adviser (See Note 3)	91,951	38,362	48,412	47,216
Payable to the administrator (See Note 3)	10,924	6,004	6,069	5,231
Net unrealized depreciation of forward foreign currency contracts	—	—	566	—
Other liabilities	63,128	42,567	48,972	34,968

Total Liabilities	4,436,519	383,721	466,029	2,681,728

NET ASSETS	$157,672,152	$82,501,392	$83,802,573	$75,866,385

Investments at cost	$103,252,495	$76,819,302	$84,591,071	$65,296,083
Foreign currency at cost	$—	$—	$(21)	$—
Written options, premiums received	$(161,775)	$—	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$91,910,735	$99,646,157	$89,000,696	$56,105,505
Total distributable earnings (loss)	65,761,417	(17,144,765)	(5,198,123)	19,760,880

NET ASSETS	$157,672,152	$82,501,392	$83,802,573	$75,866,385

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,362,665	4,306,485	3,718,667	1,977,619

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$29.40	$19.16	$22.54	$38.36

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS:
Investments at value	$55,141,488	$113,792,291	$152,592,177	$61,549,663
Foreign currency, at value	—	1,896	—	—
Cash	—	—	653,610	—
Initial margin held by broker for open futures	—	—	—	89,600
Interest and dividends receivable	75,555	19,273	216,874	52,562
Tax reclaims receivable	—	7,962	685	—
Receivable for investment securities sold	222,569	—	1,427,048	2,052
Receivable for capital stock sold	—	—	77,812	—
Futures variation margin receivable	—	—	—	10,080
Other assets	1,081	1,371	2,840	912

Total Assets	55,440,693	113,822,793	154,971,046	61,704,869

LIABILITIES:
Cash overdraft	31,236	16,293	—	176,552
Payable for investment securities purchased	76,344	—	3,059,098	393,363
Payable for capital stock redeemed	291,980	1,865,082	212,999	1,107,300
Payable to investment adviser (See Note 3)	39,060	67,962	91,453	14,611
Payable to the administrator (See Note 3)	3,918	7,737	10,748	4,199
Other liabilities	31,259	50,341	65,193	65,401

Total Liabilities	473,797	2,007,415	3,439,491	1,761,426

NET ASSETS	$54,966,896	$111,815,378	$151,531,555	$59,943,443

Investments at cost	$62,165,038	$80,512,521	$159,549,996	$57,850,727
Foreign currency at cost	$—	$1,822	$—	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$72,606,370	$80,435,843	$171,319,944	$53,699,134
Total distributable earnings (loss)	(17,639,474)	31,379,535	(19,788,389)	6,244,309

NET ASSETS	$54,966,896	$111,815,378	$151,531,555	$59,943,443

Shares outstanding, $0.10 par value, 500 million shares authorized	2,573,503		5,091,684

Shares outstanding, $0.0001 par value, 250 million shares authorized		2,472,404		2,737,112

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.36	$45.23	$29.76	$21.90

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS:
Investments at value	$94,661,720	$292,917,773	$125,605,958	$110,762,072
Foreign currency at value	597,949	25,811	120,778	—
Cash	—	—	—	25,809
Initial margin held by broker for open futures	422,400	—	—	—
Interest and dividends receivable	112,159	161,761	101,221	402,085
Tax reclaims receivable	452,760	1,073,815	67,601	—
Receivable for investment securities sold	—	—	—	304,495
Receivable for capital stock sold	222,959	229,872	14,164	1,175,550
Other assets	1,443	96,904	2,013	1,781

Total Assets	96,471,390	294,505,936	125,911,735	112,671,792

LIABILITIES:
Cash overdraft	80,075	91,599	55,917	—
Payable for investment securities purchased	—	—	—	416,308
Payable for capital stock redeemed	42,602	310,064	207,004	16,701
Future variation margin payable	8,160	—	—	—
Payable to investment adviser (See Note 3)	24,215	190,226	88,764	64,836
Payable to the administrator (See Note 3)	6,932	20,916	8,664	7,930
Other liabilities	89,563	141,042	121,494	49,462

Total Liabilities	251,547	753,847	481,843	555,237

NET ASSETS	$96,219,843	$293,752,089	$125,429,892	$112,116,555

Investments at cost	$81,432,627	$252,604,895	$104,653,936	$105,429,726
Foreign currency at cost	$599,733	$25,604	$120,593	$—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$82,710,354	$250,738,662	$120,298,817	$113,656,114
Total distributable earnings (loss)	13,509,489	43,013,427	5,131,075	(1,539,559)

NET ASSETS	$96,219,843	$293,752,089	$125,429,892	$112,116,555

Shares outstanding, $0.10 par value, 250 million shares authorized		9,120,084

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,294,858		10,710,953	4,733,509

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.19	$32.21	$11.71	$23.69

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS:
Investments of affiliated issuers at value	$61,975,475	$199,600,252	$267,104,378	$86,406,746
Investments of unaffiliated issuers at value	649	697,888	—	99,923
Interest and dividends receivable	—	2	—	—
Receivable for investment securities sold	247,805	562,505	592,595	392,681
Receivable for capital stock sold	17,773	1,023	77,355	108,141
Other assets	904	3,141	4,010	1,231

Total Assets	62,242,606	200,864,811	267,778,338	87,008,722

LIABILITIES:
Cash overdraft	—	—	622,781	—
Payable for capital stock redeemed	22,147	51,859	34,259	4,422
Payable to investment adviser (See Note 3)	6,228	19,944	25,858	8,657
Payable to the administrator (See Note 3)	4,480	14,380	19,227	6,416
Other liabilities	26,900	71,931	93,230	32,548

Total Liabilities	59,755	158,114	795,355	52,043

NET ASSETS	$62,182,851	$200,706,697	$266,982,983	$86,956,679

Investments of affiliated issuers at cost	$55,543,566	$170,835,504	$222,368,394	$75,477,743
Investments at unaffiliated issuers at cost	$649	$697,888	$—	$99,923

COMPONENTS OF NET ASSETS:
Paid-in Capital	$53,533,597	$162,709,588	$210,362,185	$72,525,090
Total distributable earnings (loss)	8,649,254	37,997,109	56,620,798	14,431,589

NET ASSETS	$62,182,851	$200,706,697	$266,982,983	$86,956,679

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,224,533	9,899,510	14,312,517	5,052,587

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.28	$20.27	$18.65	$17.21

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2020

Conservative Allocation Fund

ASSETS:
Investments of affiliated issuers at value	$56,391,440
Investments of unaffiliated issuers at value	781,239
Interest and dividends receivable	5
Receivable for investment securities sold	45,223
Receivable for capital stock sold	141,291
Other assets	784

Total Assets	57,359,982

LIABILITIES:
Payable for capital stock redeemed	1
Payable to investment adviser (See Note 3)	5,622
Payable to the administrator (See Note 3)	4,207
Other liabilities	22,418

Total Liabilities	32,248

NET ASSETS	$57,327,734

Investments of affiliated issuers at cost	$50,488,845
Investments of unaffiliated issuers at cost	$781,239

COMPONENTS OF NET ASSETS:
Paid-in Capital	$50,106,605
Total distributable earnings (loss)	7,221,129

NET ASSETS	$57,327,734

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,667,014

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.63

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2020

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$576,766	$124	$23,163	$55,814
Interest	—	3,711,927	7,010,395	4,177,582

Total Investment Income	576,766	3,712,051	7,033,558	4,233,396

EXPENSES:
Investment advisory fees (See Note 3)	206,301	535,666	962,245	338,843
Shareholder servicing fees (See Note 3)	56,264	105,499	194,474	66,295
Administration fees (See Note 3)	18,755	35,167	64,825	22,098
Accounting fees (See Note 3)	41,203	68,556	104,606	46,776
Directors’ fees and expenses	3,164	7,127	12,767	4,698
Custodian fees and expenses	3,424	8,210	14,638	5,563
Pricing fees	4,142	13,484	12,508	10,751
Professional fees	5,214	12,080	21,702	7,944
Printing fees	3,267	7,345	13,187	4,836
Other expenses	16,509	28,923	41,204	26,791

Total Expenses	358,243	822,057	1,442,156	534,595
Less: Waivers and reimbursement from advisor (See Note 3)	(54,686)	—	—	—

Net Expenses	303,557	822,057	1,442,156	534,595

Net Investment Income (Loss)	273,209	2,889,994	5,591,402	3,698,801

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	696,893	3,947,775	(1,588,450)
Futures contracts	—	3,182,395	9,046,691	—

Net realized gain (loss)	—	3,879,288	12,994,466	(1,588,450)

Net change in unrealized appreciation (depreciation) of:
Investments	—	(2,970,318)	3,784,813	(5,750,757)
Futures contracts	—	362,969	1,464,525	—
Foreign currencies	—	—	—	(4,931)

Net change in unrealized appreciation (depreciation)	—	(2,607,349)	5,249,338	(5,755,688)

Net Realized and Unrealized Gain (Loss)	—	1,271,939	18,243,804	(7,344,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$273,209	$4,161,933	$23,835,206	$(3,645,337)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2020

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$19,141,545	$241	$882,955	$356,988
Interest	22,630,884	—	—	—
Foreign tax withheld	(105,110)	—	(8,767)	(6,777)

Total Investment Income	41,667,319	241	874,188	350,211

EXPENSES:
Investment advisory fees (See Note 3)	14,463,764	—	1,137,951	160,744
Shareholder servicing fees (See Note 3)	1,879,890	34,263	144,032	26,304
Administration fees (See Note 3)	626,630	11,421	48,011	8,768
Accounting fees (See Note 3)	487,371	5,967	87,242	20,458
Directors’ fees and expenses	131,257	2,398	10,048	1,863
Custodian fees and expenses	157,407	2,791	12,755	2,403
Pricing fees	11,708	1,548	4,118	2,962
Professional fees	224,196	3,803	17,499	3,516
Printing fees	135,147	2,464	10,352	1,913
Other expenses	330,542	12,883	49,110	28,930

Total Expenses	18,447,912	77,538	1,521,118	257,861

Net Investment Income (Loss)	23,219,407	(77,297)	(646,930)	92,350

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated investments	—	5,404,570	—	—
Unaffiliated investments	339,160,335	—	10,026,064	2,875,984
Written options	2,287,296	—	—	—
Foreign currencies	32,942	—	(513)	(2,296)
Forward foreign currency contracts	(1,142)	—	—	—

Net realized gain (loss)	341,479,431	5,404,570	10,025,551	2,873,688

Net change in unrealized appreciation (depreciation) of:
Affiliated investments	—	(4,864,793)	—	—
Unaffiliated investments	(392,158,965)	—	17,602,134	(3,515,443)
Foreign currencies	(843)	—	618	135
Written options	11,648,014	—	—	—

Net change in unrealized appreciation (depreciation)	(380,511,794)	(4,864,793)	17,602,752	(3,515,308)

Net Realized and Unrealized Gain (Loss)	(39,032,363)	539,777	27,628,303	(641,620)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,812,956)	$462,480	$26,981,373	$(549,270)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2020

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

INVESTMENT INCOME:
Dividends	$180,950	$2,080,186	$2,198,537	$4,590,906
Foreign tax withheld	(621)	(71,381)	(27,354)	—

Total Investment Income	180,329	2,008,805	2,171,183	4,590,906

EXPENSES:
Investment advisory fees (See Note 3)	420,651	554,605	554,257	301,116
Shareholder servicing fees (See Note 3)	63,098	74,748	74,702	209,054
Administration fees (See Note 3)	21,033	24,916	24,901	69,685
Accounting fees (See Note 3)	45,000	51,472	51,447	109,466
Directors’ fees and expenses	4,172	5,661	5,655	14,542
Custodian fees and expenses	5,563	6,581	6,687	16,200
Pricing fees	1,944	3,656	2,157	6,134
Professional fees	7,264	9,856	9,778	25,515
Printing fees	4,308	5,783	5,789	14,940
Other expenses	29,790	31,393	28,938	73,104

Total Expenses	602,823	768,671	764,311	839,756

Net Investment Income (Loss)	(422,494)	1,240,134	1,406,872	3,751,150

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,909,892	(6,694,680)	(6,794,856)	6,786,304
Futures contracts	—	—	—	237,840
Foreign currencies	1,919	—	—	—

Net realized gain (loss)	7,911,811	(6,694,680)	(6,794,856)	7,024,144

Net change in unrealized appreciation (depreciation) of:
Investments	33,790,671	(25,616,818)	(24,400,828)	(22,858,570)
Futures contracts	—	—	—	(27,271)
Foreign currencies	(571)	—	—	—

Net change in unrealized appreciation (depreciation)	33,790,100	(25,616,818)	(24,400,828)	(22,885,841)

Net Realized and Unrealized Gain (Loss)	41,701,911	(32,311,498)	(31,195,684)	(15,861,697)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,279,417	$(31,071,364)	$(29,788,812)	$(12,110,547)

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$433,810	$773,761	$1,138,365	$152,703
Foreign tax withheld	—	(2,135)	(17,041)	—

Total Investment Income	433,810	771,626	1,121,324	152,703

EXPENSES:
Investment advisory fees (See Note 3)	502,952	247,967	294,493	259,827
Shareholder servicing fees (See Note 3)	64,665	40,576	38,412	31,179
Administration fees (See Note 3)	21,555	13,525	12,804	10,393
Accounting fees (See Note 3)	45,870	31,116	29,876	24,250
Directors’ fees and expenses	4,423	3,535	2,749	2,172
Custodian fees and expenses	4,950	4,759	4,005	2,474
Pricing fees	2,790	2,650	3,465	2,718
Professional fees	7,672	6,214	5,178	4,083
Printing fees	4,551	3,592	2,814	2,241
Other expenses	28,530	19,551	45,778	22,296

Total Expenses	687,958	373,485	439,574	361,633

Net Investment Income (Loss)	(254,148)	398,141	681,750	(208,930)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,661,114	(20,831,385)	(3,445,447)	7,481,769
Written options	422,814	—	—	—
Purchased options	(806,348)	—	—	—
Foreign currencies	(3,109)	—	(196)	—
Forward foreign currency contracts	—	—	174,875	—

Net realized gain (loss)	8,274,471	(20,831,385)	(3,270,768)	7,481,769

Net change in unrealized appreciation (depreciation) of:
Investments	9,711,569	(10,059,271)	(13,016,353)	708,080
Written options	(168,563)	—	—	—
Foreign currencies	(123)	—	(1,447)	—
Forward foreign currency contracts	—	—	101,005	—

Net change in unrealized appreciation (depreciation)	9,542,883	(10,059,271)	(12,916,795)	708,080

Net Realized and Unrealized Gain (Loss)	17,817,354	(30,890,656)	(16,187,563)	8,189,849

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,563,206	$(30,492,515)	$(15,505,813)	$7,980,919

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2020

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$668,965	$233,163	$1,479,976	$379,742
Foreign tax withheld	(3,067)	(554)	(8,894)	(1,150)

Total Investment Income	665,898	232,609	1,471,082	378,592

EXPENSES:
Investment advisory fees (See Note 3)	261,989	389,564	578,609	88,706
Shareholder servicing fees (See Note 3)	28,070	47,689	71,995	26,612
Administration fees (See Note 3)	9,357	15,896	23,998	8,871
Accounting fees (See Note 3)	21,832	36,141	49,943	20,698
Directors’ fees and expenses	2,442	3,454	5,843	2,017
Custodian fees and expenses	2,879	4,098	7,097	2,312
Pricing fees	2,495	3,618	4,212	16,901
Professional fees	4,458	6,425	10,213	5,911
Printing fees	2,488	3,541	5,946	2,061
Other expenses	24,134	29,958	51,194	49,622

Total Expenses	360,144	540,384	809,050	223,711
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	—	(4,903)

Net Expenses	360,144	540,384	809,050	218,808

Net Investment Income (Loss)	305,754	(307,775)	662,032	159,784

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,161,789)	(1,531,979)	(12,629,127)	2,758,756
Futures contracts	—	—	—	(187,117)
Foreign currencies	—	(440)	—	—

Net realized gain (loss)	(9,161,789)	(1,532,419)	(12,629,127)	2,571,639

Net change in unrealized appreciation (depreciation) of:
Investments	(12,073,495)	(3,222,366)	(35,708,757)	(11,209,274)
Futures contracts	—	—	—	25,340
Foreign currencies	—	97	—	—

Net change in unrealized appreciation (depreciation)	(12,073,495)	(3,222,269)	(35,708,757)	(11,183,934)

Net Realized and Unrealized Gain (Loss)	(21,235,284)	(4,754,688)	(48,337,884)	(8,612,295)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,929,530)	$(5,062,463)	$(47,675,852)	$(8,452,511)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$1,540,496	$1,777,699	$916,172	$2,025,972
Foreign tax withheld	(151,831)	(172,879)	(99,859)	—

Total Investment Income	1,388,665	1,604,820	816,313	2,025,972

EXPENSES:
Investment advisory fees (See Note 3)	145,008	1,173,014	561,828	403,563
Shareholder servicing fees (See Note 3)	43,503	131,383	55,931	51,887
Administration fees (See Note 3)	14,501	43,794	18,643	17,296
Accounting fees (See Note 3)	38,361	97,534	47,230	38,674
Directors’ fees and expenses	3,219	9,635	4,208	3,961
Custodian fees and expenses	13,172	43,753	35,712	4,643
Pricing fees	47,492	5,531	10,347	2,355
Professional fees	26,682	21,691	20,888	6,734
Printing fees	3,287	9,887	4,285	4,096
Other expenses	97,456	52,271	92,632	26,856

Total Expenses	432,681	1,588,493	851,704	560,065

Net Investment Income (Loss)	955,984	16,327	(35,391)	1,465,907

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	456,293	6,455,837	(14,603,776)	(8,326,713)
Futures contracts	697,874	—	—	—
Foreign currencies	2,285	(551,978)	(222,700)	—
Forward foreign currency contracts	—	—	(232,394)	—

Net realized gain (loss)	1,156,452	5,903,859	(15,058,870)	(8,326,713)

Net change in unrealized appreciation (depreciation) of:
Investments	(13,352,239)	(22,708,046)	(4,142,418)	(10,287,358)
Foreign currencies	(34,901)	—	—	—
Forward foreign currency contracts	(247)	17,286	(7,229)	—
Futures contracts	—	—	94,768	—

Net change in unrealized appreciation (depreciation)	(13,387,387)	(22,690,760)	(4,054,879)	(10,287,358)

Net Realized and Unrealized Gain (Loss)	(12,230,935)	(16,786,901)	(19,113,749)	(18,614,071)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,274,951)	$(16,770,574)	$(19,149,140)	$(17,148,164)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2020

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$904	$5,079	$204	$2,091

Total Investment Income	904	5,079	204	2,091

EXPENSES:
Investment advisory fees (See Note 3)	37,775	120,872	157,558	52,914
Shareholder servicing fees (See Note 3)	28,332	91,052	120,774	39,685
Administration fees (See Note 3)	9,444	30,351	40,258	13,229
Accounting fees (See Note 3)	5,967	10,117	13,419	5,967
Directors’ fees and expenses	2,095	6,766	8,747	2,777
Custodian fees and expenses	2,405	8,006	10,238	3,218
Pricing fees	1,548	1,548	1,547	1,548
Professional fees	3,328	10,701	13,823	4,448
Printing fees	2,145	6,924	8,980	2,858
Other expenses	12,770	21,986	29,629	13,400

Total Expenses	105,809	308,323	404,973	140,044

Net Investment Income (Loss)	(104,905)	(303,244)	(404,769)	(137,953)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investment transactions	2,433,409	9,853,395	12,660,607	3,755,504
Net change in unrealized appreciation (depreciation) of investments	(9,326,197)	(28,116,786)	(26,385,154)	(5,821,029)

Net Realized and Unrealized Gain (Loss)	(6,892,788)	(18,263,391)	(13,724,547)	(2,065,525)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,997,693)	$(18,566,635)	$(14,129,316)	$(2,203,478)

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$3,730

Total Investment Income	3,730

EXPENSES:
Investment advisory fees (See Note 3)	34,186
Shareholder servicing fees (See Note 3)	25,639
Administration fees (See Note 3)	8,547
Accounting fees (See Note 3)	5,967
Directors’ fees and expenses	1,754
Custodian fees and expenses	2,051
Pricing fees	1,548
Professional fees	2,791
Printing fees	1,804
Other expenses	11,204

Total Expenses	95,491

Net Investment Income (Loss)	(91,761)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investment transactions	1,429,544
Net change in unrealized appreciation (depreciation) of investments	(881,690)

Net Realized and Unrealized Gain (Loss)	547,854

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$456,093

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$273,209	$1,632,266	$2,889,994	$6,909,846
Net realized gain (loss)	—	—	3,879,288	2,024,029
Net change in unrealized appreciation (depreciation)	—	—	(2,607,349)	2,365,005

Net Increase (Decrease) in Net Assets Resulting from Operations	273,209	1,632,266	4,161,933	11,298,880

Distributions from:
Distributable earnings	(270,006)	(1,635,471)	—	—

Total Distributions	(270,006)	(1,635,471)	—	—

Capital Share Transactions (1):
Shares issued	75,145,156	102,754,754	37,182,781	41,227,575
Shares issued in lieu of cash distributions	273,207	1,631,645	—	—
Shares redeemed	(55,420,861)	(102,377,868)	(36,059,853)	(40,744,979)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,997,502	2,008,531	1,122,928	482,596

Total Increase (Decrease)	20,000,705	2,005,326	5,284,861	11,781,476

Net Assets:
Beginning of period	112,938,403	110,933,077	244,997,510	233,216,034

End of period	$132,939,108	$112,938,403	$250,282,371	$244,997,510

(1) Shares Issued and Redeemed:
Shares issued	75,145,156	102,754,754	2,871,077	3,260,056
Shares issued in lieu of cash distributions	273,207	1,631,645	—	—
Shares redeemed	(55,420,861)	(102,377,868)	(2,805,737)	(3,230,544)

	19,997,502	2,008,531	65,340	29,512

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$5,591,402	$12,319,847	$3,698,801	$7,655,189
Net realized gain (loss)	12,994,466	11,235,942	(1,588,450)	1,817,953
Net change in unrealized appreciation (depreciation)	5,249,338	13,426,190	(5,755,688)	13,358,085

Net Increase (Decrease) in Net Assets Resulting from Operations	23,835,206	36,981,979	(3,645,337)	22,831,227

Capital Share Transactions (1):
Shares issued	66,154,668	54,795,448	5,179,905	8,900,568
Shares redeemed	(64,456,902)	(67,070,455)	(15,015,674)	(22,159,253)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,697,766	(12,275,007)	(9,835,769)	(13,258,685)

Total Increase (Decrease)	25,532,972	24,706,972	(13,481,106)	9,572,542

Net Assets:
Beginning of period	433,734,216	409,027,244	159,896,489	150,323,947

End of period	$459,267,188	$433,734,216	$146,415,383	$159,896,489

(1) Shares Issued and Redeemed:
Shares issued	3,997,894	3,507,568	354,588	630,675
Shares redeemed	(3,935,888)	(4,317,186)	(1,077,152)	(1,565,598)

	62,006	(809,618)	(722,564)	(934,923)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$23,219,407	$58,430,843	$(77,297)	$(160,806)
Net realized gain (loss)	341,479,431	356,636,729	5,404,570	8,879,420
Net change in unrealized appreciation (depreciation)	(380,511,794)	481,408,552	(4,864,793)	6,917,752

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,812,956)	896,476,124	462,480	15,636,366

Capital Share Transactions (1):
Shares issued	48,370,777	100,104,430	2,148,286	3,067,693
Shares redeemed	(187,021,083)	(276,565,400)	(5,333,166)	(12,465,529)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(138,650,306)	(176,460,970)	(3,184,880)	(9,397,836)

Total Increase (Decrease)	(154,463,262)	720,015,154	(2,722,400)	6,238,530

Net Assets:
Beginning of period	4,418,265,389	3,698,250,235	81,070,357	74,831,827

End of period	$4,263,802,127	$4,418,265,389	$78,347,957	$81,070,357

(1) Shares Issued and Redeemed:
Shares issued	765,869	1,693,860	93,492	143,872
Shares redeemed	(3,006,011)	(4,550,970)	(231,453)	(563,517)

	(2,240,142)	(2,857,110)	(137,961)	(419,645)

	Large Growth Stock Fund		Large Cap Growth Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(646,930)	$(564,698)	$92,350	$209,589
Net realized gain (loss)	10,025,551	26,571,903	2,873,688	8,061,278
Net change in unrealized appreciation (depreciation)	17,602,752	57,386,573	(3,515,308)	11,534,935

Net Increase (Decrease) in Net Assets Resulting from Operations	26,981,373	83,393,778	(549,270)	19,805,802

Capital Share Transactions (1):
Shares issued	9,435,835	10,413,032	3,208,499	4,304,052
Shares redeemed	(23,102,952)	(45,061,044)	(5,646,721)	(14,334,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,667,117)	(34,648,012)	(2,438,222)	(10,030,400)

Total Increase (Decrease)	13,314,256	48,745,766	(2,987,492)	9,775,402

Net Assets:
Beginning of period	331,420,287	282,674,521	63,219,282	53,443,880

End of period	$344,734,543	$331,420,287	$60,231,790	$63,219,282

(1) Shares Issued and Redeemed:
Shares issued	186,452	221,847	140,935	196,608
Shares redeemed	(459,279)	(937,282)	(236,767)	(655,316)

	(272,827)	(715,435)	(95,832)	(458,708)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(422,494)	$(350,182)	$1,240,134	$2,002,810
Net realized gain (loss)	7,911,811	20,107,341	(6,694,680)	2,784,034
Net change in unrealized appreciation (depreciation)	33,790,100	12,135,004	(25,616,818)	35,272,917

Net Increase (Decrease) in Net Assets Resulting from Operations	41,279,417	31,892,163	(31,071,364)	40,059,761

Capital Share Transactions (1):
Shares issued	4,510,349	7,569,487	9,582,123	10,411,716
Shares redeemed	(13,556,898)	(21,895,817)	(18,916,789)	(33,804,138)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,046,549)	(14,326,330)	(9,334,666)	(23,392,422)

Total Increase (Decrease)	32,232,868	17,565,833	(40,406,030)	16,667,339

Net Assets:
Beginning of period	135,930,343	118,364,510	196,107,930	179,440,591

End of period	$168,163,211	$135,930,343	$155,701,900	$196,107,930

(1) Shares Issued and Redeemed:
Shares issued	145,738	284,633	376,989	346,323
Shares redeemed	(440,489)	(800,767)	(681,901)	(1,135,383)

	(294,751)	(516,134)	(304,912)	(789,060)

	Large Core Value Fund		Index 500 Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$1,406,872	$2,840,613	$3,751,150	$7,559,510
Net realized gain (loss)	(6,794,856)	12,857,757	7,024,144	32,812,999
Net change in unrealized appreciation (depreciation)	(24,400,828)	33,680,835	(22,885,841)	83,914,688

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,788,812)	49,379,205	(12,110,547)	124,287,197

Capital Share Transactions (1):
Shares issued	10,120,747	4,504,943	45,324,231	28,584,665
Shares redeemed	(17,530,271)	(36,997,314)	(30,743,104)	(75,196,590)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,409,524)	(32,492,371)	14,581,127	(46,611,925)

Total Increase (Decrease)	(37,198,336)	16,886,834	2,470,580	77,675,272

Net Assets:
Beginning of period	192,958,818	176,071,984	494,539,614	416,864,342

End of period	$155,760,482	$192,958,818	$497,010,194	$494,539,614

(1) Shares Issued and Redeemed:
Shares issued	567,125	220,931	1,875,990	1,159,948
Shares redeemed	(901,754)	(1,793,095)	(1,210,485)	(3,057,861)

	(334,629)	(1,572,164)	665,505	(1,897,913)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(254,148)	$(425,441)	$398,141	$1,655,595
Net realized gain (loss)	8,274,471	12,729,767	(20,831,385)	(293,903)
Net change in unrealized appreciation (depreciation)	9,542,883	29,535,951	(10,059,271)	21,231,600

Net Increase (Decrease) in Net Assets Resulting from Operations	17,563,206	41,840,277	(30,492,515)	22,593,292

Capital Share Transactions (1):
Shares issued	6,452,007	13,244,827	6,529,289	5,399,945
Shares redeemed	(15,108,913)	(18,821,226)	(10,333,891)	(52,966,132)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,656,906)	(5,576,399)	(3,804,602)	(47,566,187)

Total Increase (Decrease)	8,906,300	36,263,878	(34,297,117)	(24,972,895)

Net Assets:
Beginning of period	148,765,852	112,501,974	116,798,509	141,771,404

End of period	$157,672,152	$148,765,852	$82,501,392	$116,798,509

(1) Shares Issued and Redeemed:
Shares issued	257,362	551,414	385,795	211,827
Shares redeemed	(565,720)	(798,522)	(495,606)	(2,069,575)

	(308,358)	(247,108)	(109,811)	(1,857,748)

	Mid Core Value Fund		SMID Cap Growth Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$681,750	$1,232,294	$(208,930)	$(413,974)
Net realized gain (loss)	(3,270,768)	98,897	7,481,769	8,545,162
Net change in unrealized appreciation (depreciation)	(12,916,795)	20,204,150	708,080	13,607,296

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,505,813)	21,535,341	7,980,919	21,738,484

Capital Share Transactions (1):
Shares issued	7,702,184	14,785,376	5,141,595	7,160,153
Shares redeemed	(8,192,633)	(15,814,012)	(8,216,862)	(17,819,568)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(490,449)	(1,028,636)	(3,075,267)	(10,659,415)

Total Increase (Decrease)	(15,996,262)	20,506,705	4,905,652	11,079,069

Net Assets:
Beginning of period	99,798,835	79,292,130	70,960,733	59,881,664

End of period	$83,802,573	$99,798,835	$75,866,385	$70,960,733

(1) Shares Issued and Redeemed:
Shares issued	373,051	563,979	151,814	229,154
Shares redeemed	(359,120)	(650,236)	(237,494)	(568,231)

	13,931	(86,257)	(85,680)	(339,077)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$305,754	$563,622	$(307,775)	$(433,741)
Net realized gain (loss)	(9,161,789)	2,710,595	(1,532,419)	5,700,133
Net change in unrealized appreciation (depreciation)	(12,073,495)	12,146,243	(3,222,269)	20,647,074

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,929,530)	15,420,460	(5,062,463)	25,913,466

Capital Share Transactions (1):
Shares issued	3,392,426	4,642,070	6,742,537	14,321,866
Shares redeemed	(12,820,218)	(15,656,929)	(8,108,286)	(15,234,785)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,427,792)	(11,014,859)	(1,365,749)	(912,919)

Total Increase (Decrease)	(30,357,322)	4,405,601	(6,428,212)	25,000,547

Net Assets:
Beginning of period	85,324,218	80,918,617	118,243,590	93,243,043

End of period	$54,966,896	$85,324,218	$111,815,378	$118,243,590

(1) Shares Issued and Redeemed:
Shares issued	181,058	173,738	171,162	316,631
Shares redeemed	(615,493)	(584,936)	(190,847)	(344,444)

	(434,435)	(411,198)	(19,685)	(27,813)

	Small Cap Value Fund		Small Cap Index Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$662,032	$1,413,710	$159,784	$389,489
Net realized gain (loss)	(12,629,127)	15,904,051	2,571,639	9,640,730
Net change in unrealized appreciation (depreciation)	(35,708,757)	27,741,010	(11,183,934)	5,945,896

Net Increase (Decrease) in Net Assets Resulting from Operations	(47,675,852)	45,058,771	(8,452,511)	15,976,115

Capital Share Transactions (1):
Shares issued	10,239,256	4,964,640	4,078,180	4,183,263
Shares redeemed	(16,080,540)	(56,259,919)	(5,675,618)	(20,889,549)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,841,284)	(51,295,279)	(1,597,438)	(16,706,286)

Total Increase (Decrease)	(53,517,136)	(6,236,508)	(10,049,949)	(730,171)

Net Assets:
Beginning of period	205,048,691	211,285,199	69,993,392	70,723,563

End of period	$151,531,555	$205,048,691	$59,943,443	$69,993,392

(1) Shares Issued and Redeemed:
Shares issued	391,551	137,639	224,171	179,188
Shares redeemed	(514,531)	(1,534,540)	(262,357)	(894,201)

	(122,980)	(1,396,901)	(38,186)	(715,013)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$955,984	$2,587,431	$16,327	$2,129,778
Net realized gain (loss)	1,156,452	3,004,119	5,903,859	20,901,774
Net change in unrealized appreciation (depreciation)	(13,387,387)	14,645,148	(22,690,760)	55,439,024

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,274,951)	20,236,698	(16,770,574)	78,470,576

Capital Share Transactions (1):
Shares issued	6,840,029	11,803,147	5,725,465	3,613,045
Shares redeemed	(10,412,157)	(19,444,354)	(21,167,765)	(53,011,076)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,572,128)	(7,641,207)	(15,442,300)	(49,398,031)

Total Increase (Decrease)	(14,847,079)	12,595,491	(32,212,874)	29,072,545

Net Assets:
Beginning of period	111,066,922	98,471,431	325,964,963	296,892,418

End of period	$96,219,843	$111,066,922	$293,752,089	$325,964,963

(1) Shares Issued and Redeemed:
Shares issued	587,651	863,914	193,161	118,759
Shares redeemed	(803,142)	(1,411,048)	(675,114)	(1,717,939)

	(215,491)	(547,134)	(481,953)	(1,599,180)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(35,391)	$1,646,313	$1,465,907	$2,123,061
Net realized gain (loss)	(15,058,870)	4,446,556	(8,326,713)	18,498,543
Net change in unrealized appreciation (depreciation)	(4,054,879)	19,019,903	(10,287,358)	15,039,199

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,149,140)	25,112,772	(17,148,164)	35,660,803

Capital Share Transactions (1):
Shares issued	6,358,221	6,646,284	4,758,409	6,153,201
Shares redeemed	(9,191,298)	(31,319,595)	(8,561,245)	(23,112,165)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,833,077)	(24,673,311)	(3,802,836)	(16,958,964)

Total Increase (Decrease)	(21,982,217)	439,461	(20,951,000)	18,701,839

Net Assets:
Beginning of period	147,412,109	146,972,648	133,067,555	114,365,716

End of period	$125,429,892	$147,412,109	$112,116,555	$133,067,555

(1) Shares Issued and Redeemed:
Shares issued	598,524	527,622	207,371	236,427
Shares redeemed	(787,352)	(2,535,983)	(356,338)	(914,025)

	(188,828)	(2,008,361)	(148,967)	(677,598)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(104,905)	$(228,926)	$(303,244)	$(671,418)
Net realized gain (loss)	2,433,409	5,681,845	9,853,395	23,326,208
Net change in unrealized appreciation (depreciation)	(9,326,197)	8,960,560	(28,116,786)	22,590,636

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,997,693)	14,413,479	(18,566,635)	45,245,426

Capital Share Transactions (1):
Shares issued	1,528,495	2,949,256	3,887,914	5,725,655
Shares redeemed	(4,364,471)	(9,950,420)	(16,922,661)	(36,581,327)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,835,976)	(7,001,164)	(13,034,747)	(30,855,672)

Total Increase (Decrease)	(9,833,669)	7,412,315	(31,601,382)	14,389,754

Net Assets:
Beginning of period	72,016,520	64,604,205	232,308,079	217,918,325

End of period	$62,182,851	$72,016,520	$200,706,697	$232,308,079

(1) Shares Issued and Redeemed:
Shares issued	84,367	147,387	205,386	280,954
Shares redeemed	(223,878)	(503,292)	(837,947)	(1,778,108)

	(139,511)	(355,905)	(632,561)	(1,497,154)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(404,769)	$(890,615)	$(137,953)	$(284,090)
Net realized gain (loss)	12,660,607	27,316,251	3,755,504	5,886,607
Net change in unrealized appreciation (depreciation)	(26,385,154)	24,602,076	(5,821,029)	7,164,741

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,129,316)	51,027,712	(2,203,478)	12,767,258

Capital Share Transactions (1):
Shares issued	2,383,871	3,278,991	4,279,427	5,539,791
Shares redeemed	(19,386,748)	(47,809,610)	(9,065,989)	(13,287,527)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,002,877)	(44,530,619)	(4,786,562)	(7,747,736)

Total Increase (Decrease)	(31,132,193)	6,497,093	(6,990,040)	5,019,522

Net Assets:
Beginning of period	298,115,176	291,618,083	93,946,719	88,927,197

End of period	$266,982,983	$298,115,176	$86,956,679	$93,946,719

(1) Shares Issued and Redeemed:
Shares issued	129,092	179,320	253,205	337,395
Shares redeemed	(1,067,906)	(2,618,616)	(544,845)	(800,808)

	(938,814)	(2,439,296)	(291,640)	(463,413)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/20 (Unaudited)	Year Ended 12/31/19
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$(91,761)	$(181,956)
Net realized gain (loss)	1,429,544	2,818,377
Net change in unrealized appreciation (depreciation)	(881,690)	3,438,658

Net Increase (Decrease) in Net Assets Resulting from Operations	456,093	6,075,079

Capital Share Transactions (1):
Shares issued	3,904,480	8,565,195
Shares redeemed	(6,864,675)	(11,900,353)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,960,195)	(3,335,158)

Total Increase (Decrease)	(2,504,102)	2,739,921

Net Assets:
Beginning of period	59,831,836	57,091,915

End of period	$57,327,734	$59,831,836

(1) Shares Issued and Redeemed:
Shares issued	256,866	576,456
Shares redeemed	(446,436)	(799,657)

	(189,570)	(223,201)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017		2016		2015
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)[1]	—	(a)	0.02	0.01	—	(a)	—	(a)	—	(a)

Total from investment operations	—		0.02	0.01	—		—		—

Less distributions:
Net investment income	—	(a)	(0.02)	(0.01)	—	(a)	—	(a)	—	(a)

Total distributions	—		(0.02)	(0.01)	—		—		—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total return[2]	0.24%	#	1.61%	0.55%	0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$132,939		$112,938	$110,933	$91,567		$123,865		$133,645

Ratio of net expenses to average net assets[3]	0.49%	*	0.59%	1.26%	0.85%		0.45%		0.23%

Ratio of total expenses to average net assets[4]	0.57%	*	0.59%	0.59%	0.59%		0.58%		0.61%

Ratio of net investment income (loss) to average net assets[3]	0.44%	*	1.60%	0.55%	0.01%		0.01%		0.01%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017		2016		2015
Net asset value, beginning of period	$12.86		$12.26	$12.09	$11.89		$11.59		$11.50

Income (loss) from investment operations:
Net investment income (loss)[1]	0.16		0.37	0.32	0.24		0.18		0.13
Net realized and unrealized gain (loss) on investment transactions	0.07		0.23	(0.15)	(0.04)		0.12		(0.04)

Total from investment operations	0.23		0.60	0.17	0.20		0.30		0.09

Net asset value, end of period	$13.09		$12.86	$12.26	$12.09		$11.89		$11.59

Total return[2]	1.79%	#	4.89%	1.41%	1.68%		2.59%		0.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$250,282		$244,998	$233,216	$229,184		$210,476		$189,846

Ratio of total expenses to average net assets	0.70%	*	0.70%	0.70%	0.70%		0.70%		0.73%

Ratio of net investment income (loss) to average net assets	2.47%	*	2.92%	2.61%	1.98%		1.55%		1.10%

Portfolio turnover rate	59%		54%	79%	97%		105%		127%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.01		$14.66	$14.68	$14.03	$13.45	$13.40

Income (loss) from investment operations:
Net investment income (loss)[1]	0.21		0.45	0.41	0.36	0.36	0.33
Net realized and unrealized gain (loss) on investment transactions	0.69		0.90	(0.43)	0.29	0.22	(0.28)

Total from investment operations	0.90		1.35	(0.02)	0.65	0.58	0.05

Net asset value, end of period	$16.91		$16.01	$14.66	$14.68	$14.03	$13.45

Total return[2]	5.62%	#	9.21%	(0.14% )	4.63%	4.31%	0.37%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$459,267		$433,734	$409,027	$485,598	$504,849	$534,675

Ratio of total expenses to average net assets	0.67%	*	0.67%	0.66%	0.66%	0.66%	0.68%

Ratio of net investment income (loss) to average net assets	2.59%	*	2.92%	2.81%	2.48%	2.58%	2.46%

Portfolio turnover rate	53%		47%	59%	72%	77%	131%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.90		$12.88	$13.18	$12.29	$10.61	$10.98

Income (loss) from investment operations:
Net investment income (loss)[1]	0.36		0.68	0.66	0.69	0.69	0.66
Net realized and unrealized gain (loss) on investment transactions	(0.63)		1.34	(0.96)	0.20	0.99	(1.03)

Total from investment operations	(0.27)		2.02	(0.30)	0.89	1.68	(0.37)

Net asset value, end of period	$14.63		$14.90	$12.88	$13.18	$12.29	$10.61

Total return[2]	(1.81%	)#	15.68%	(2.35% )	7.42%	15.83%	(3.37% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$146,415		$159,896	$150,324	$171,467	$168,650	$173,033

Ratio of total expenses to average net assets	0.73%	*	0.71%	0.77%	0.86%	0.86%	0.87%

Ratio of net investment income (loss) to average net assets	5.02%	*	4.83%	5.02%	5.39%	6.03%	5.88%

Portfolio turnover rate	81%		133%	115%	78%	81%	72%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$65.45		$52.56		$52.31	$45.44		$42.05		$40.04

Income (loss) from investment operations:
Net investment income (loss)[1]	0.35		0.84		1.22	0.53		0.54		0.46
Net realized and unrealized gain (loss) on investment transactions	(0.47)		12.05		(0.97)	6.34		2.85		1.55

Total from investment operations	(0.12)		12.89		0.25	6.87		3.39		2.01

Net asset value, end of period	$65.33		$65.45		$52.56	$52.31		$45.44		$42.05

Total return[2]	(0.18%	)#	24.53%		0.48%	15.12%		8.06%		5.02%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,263,802		$4,418,265		$3,698,250	$3,898,297		$3,494,596		$3,322,196

Ratio of total expenses to average net assets	0.88%	*	0.88%		0.89%	0.89%		0.89%		0.92%

Ratio of net investment income (loss) to average net assets	1.11%	*	1.40%		2.28%	1.07%		1.24%		1.10%

Portfolio turnover rate	58%		45%		69%	61%		66%		69%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

BALANCED FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$23.76		$19.53		$20.12	$17.60		$16.24		$16.13

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)		(0.04)		(0.04)	(0.04)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.19		4.27		(0.55)	2.56		1.39		0.14

Total from investment operations	0.17		4.23		(0.59)	2.52		1.36		0.11

Net asset value, end of period	$23.93		$23.76		$19.53	$20.12		$17.60		$16.24

Total return[2]	0.72%	#	21.66%		(2.93% )	14.32%		8.37%		0.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$78,348		$81,070		$74,832	$84,403		$77,801		$76,587

Ratio of total expenses to average net assets[3]	0.20%	*	0.20%		0.20%	0.19%		0.19%		0.21%

Ratio of net investment income (loss) to average net assets	(0.20%	)*	(0.20%	)	(0.19% )	(0.19%	)	(0.19%	)	(0.21%	)

Portfolio turnover rate	9%		6%		8%	9%		7%		8%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$52.10		$39.95		$40.48	$30.40		$30.07		$27.21

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)		(0.08)		(0.02)	(0.03)		(0.04)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	4.62		12.23		(0.51)	10.11		0.37		2.95

Total from investment operations	4.52		12.15		(0.53)	10.08		0.33		2.86

Net asset value, end of period	$56.62		$52.10		$39.95	$40.48		$30.40		$30.07

Total return[2]	8.68%	#	30.41%		(1.31% )	33.16%		1.10%		10.51%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$344,735		$331,420		$282,675	$307,131		$259,278		$296,703

Ratio of total expenses to average net assets	0.95%	*	0.95%		0.95%	0.96%		0.96%		0.98%

Ratio of net investment income (loss) to average net assets	(0.40%	)*	(0.18%	)	(0.05% )	(0.08%	)	(0.15%	)	(0.30% )

Portfolio turnover rate	24%		26%		42%	52%		42%		37%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$25.02		$17.90		$17.78	$13.87		$13.09		$13.11

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04		0.08		0.08	0.07		0.07		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.29)		7.04		0.04	3.84		0.71		(0.07)

Total from investment operations	(0.25)		7.12		0.12	3.91		0.78		(0.02)

Net asset value, end of period	$24.77		$25.02		$17.90	$17.78		$13.87		$13.09

Total return[2]	(1.00%	)#	39.78%		0.68%	28.19%		5.96%		(0.15% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,232		$63,219		$53,444	$58,389		$42,791		$43,702

Ratio of total expenses to average net assets	0.88%	*	0.88%		0.87%	0.89%		0.89%		0.89%

Ratio of net investment income (loss) to average net assets	0.32%	*	0.35%		0.40%	0.43%		0.55%		0.39%

Portfolio turnover rate	23%		24%		25%	28%		25%		29%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016	2015
Net asset value, beginning of period	$28.52		$22.41		$21.67	$16.32		$16.30	$16.03

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)		(0.07)		(0.02)	(0.03)		0.01	(0.03)
Net realized and unrealized gain (loss) on investment transactions	9.18		6.18		0.76	5.38		0.01	0.30

Total from investment operations	9.09		6.11		0.74	5.35		0.02	0.27

Net asset value, end of period	$37.61		$28.52		$22.41	$21.67		$16.32	$16.30

Total return[2]	31.87%	#	27.27%		3.42%	32.78%		0.12%	1.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$168,163		$135,930		$118,365	$124,493		$101,020	$111,680

Ratio of total expenses to average net assets	0.86%	*	0.86%		0.86%	0.86%		0.85%	0.87%

Ratio of net investment income (loss) to average net assets	(0.60%	)*	(0.26%	)	(0.09% )	(0.18%	)	0.06%	(0.20% )

Portfolio turnover rate	40%		74%		72%	64%		141%	124%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

LARGE CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016	2015
Net asset value, beginning of period	$32.39		$26.22		$28.41	$24.79		$22.21	$23.22

Income (loss) from investment operations:
Net investment income (loss)[1]	0.21		0.31		0.35	0.41		0.36	0.27
Net realized and unrealized gain (loss) on investment transactions	(5.52)		5.86		(2.54)	3.21		2.22	(1.28)

Total from investment operations	(5.31)		6.17		(2.19)	3.62		2.58	(1.01)

Net asset value, end of period	27.08		$32.39		$26.22	$28.41		$24.79	$22.21

Total return[2]	(16.39%	)#	23.53%		(7.71% )	14.60%		11.62%	(4.35% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$155,702		$196,108		$179,441	$201,219		$202,553	$207,692

Ratio of total expenses to average net assets	0.93%	*	0.91%		0.90%	0.90%		0.90%	0.92%

Ratio of net investment income (loss) to average net assets	1.49%	*	1.05%		1.22%	1.57%		1.60%	1.17%

Portfolio turnover rate	34%		62%		108%	17%		22%	19%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.58		$17.41	$18.64	$16.18	$14.77	$14.89

Income (loss) from investment operations:
Net investment income (loss)[1]	0.17		0.30	0.26	0.25	0.22	0.22
Net realized and unrealized gain (loss) on investment transactions	(3.78)		4.87	(1.49)	2.21	1.19	(0.34)

Total from investment operations	(3.61)		5.17	(1.23)	2.46	1.41	(0.12)

Net asset value, end of period	$18.97		$22.58	$17.41	$18.64	$16.18	$14.77

Total return[2]	(15.99%	)#	29.70%	(6.60% )	15.21%	9.55%	(0.81% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$155,760		$192,959	$176,072	$216,214	$191,386	$203,012

Ratio of total expenses to average net assets	0.92%	*	0.91%	0.90%	0.90%	0.90%	0.92%

Ratio of net investment income (loss) to average net assets	1.69%	*	1.48%	1.39%	1.44%	1.47%	1.47%

Portfolio turnover rate	48%		65%	76%	106%	87%	98%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

INDEX 500 FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$27.30		$20.83	$21.87	$18.00	$16.14	$15.98

Income (loss) from investment operations:
Net investment income (loss)[1]	0.20		0.40	0.35	0.33	0.29	0.27
Net realized and unrealized gain (loss) on investment transactions	(1.03)		6.07	(1.39)	3.54	1.57	(0.11)

Total from investment operations	(0.83)		6.47	(1.04)	3.87	1.86	0.16

Net asset value, end of period	$26.47		$27.30	$20.83	$21.87	$18.00	$16.14

Total return[2]	(3.04%	)#	31.06%	(4.76% )	21.50%	11.52%	1.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$497,010		$494,540	$416,864	$485,750	$432,873	$417,965

Ratio of total expenses to average net assets	0.36%	*	0.36%	0.36%	0.36%	0.36%	0.38%

Ratio of net investment income (loss) to average net assets	1.61%	*	1.63%	1.56%	1.64%	1.75%	1.68%

Portfolio turnover rate	3%		3%	3%	2%	3%	3%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$26.23		$19.01		$18.96	$14.92		$14.02		$14.88

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)		(0.07)		(0.06)	(0.03)		—	(a)	—	(a)
Net realized and unrealized gain (loss) on investment transactions	3.22		7.29		0.11	4.07		0.90		(0.86)

Total from investment operations	3.17		7.22		0.05	4.04		0.90		(0.86)

Net asset value, end of period	$29.40		$26.23		$19.01	$18.96		$14.92		$14.02

Total return[2]	12.09%	#	37.98%		0.26%	27.08%		6.42%		(5.78%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$157,672		$148,766		$112,502	$121,288		$103,325		$111,742

Ratio of total expenses to average net assets	0.96%	*	0.96%		0.96%	0.96%		0.97%		1.00%

Ratio of net investment income (loss) to average net assets	(0.35%	)*	(0.32%	)	(0.28% )	(0.20%	)	0.00%		(0.02%	)

Portfolio turnover rate	15%		22%		42%	25%		28%		43%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)  Less than one penny per share.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$26.45		$22.60		$26.65	$22.69		$19.36		$21.04

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09		0.29		0.23	0.20		0.20		0.20
Net realized and unrealized gain (loss) on investment transactions	(7.38)		3.56		(4.28)	3.76		3.13		(1.88)

Total from investment operations	(7.29)		3.85		(4.05)	3.96		3.33		(1.68)

Net asset value, end of period	$19.16		$26.45		$22.60	$26.65		$22.69		$19.36

Total return[2]	(27.56%	)#	17.04%		(15.20% )	17.45%		17.20%		(7.98%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$82,501		$116,799		$141,771	$180,696		$170,374		$165,849

Ratio of total expenses to average net assets	0.83%	*	0.80%		0.79%	0.78%		0.78%		0.81%

Ratio of net investment income (loss) to average net assets	0.88%	*	1.14%		0.85%	0.83%		0.97%		0.93%

Portfolio turnover rate	101%	(a)	14%		33%	31%		33%		42%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)	The Fund’s portfolio turnover rate increased substantially during the six months ended June 30, 2020 due to a change in the Fund’s subadviser and associated repositioning.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$26.94		$20.92		$24.06	$21.57		$17.57		$17.84

Income (loss) from investment operations:
Net investment income (loss)[1]	0.18		0.35		0.28	0.33		0.19		0.19
Net realized and unrealized gain (loss) on investment transactions	(4.58)		5.67		(3.42)	2.16		3.81		(0.46)

Total from investment operations	(4.40)		6.02		(3.14)	2.49		4.00		(0.27)

Net asset value, end of period	$22.54		$26.94		$20.92	$24.06		$21.57		$17.57

Total return[2]	(16.33%	)#	28.78%		(13.05% )	11.55%		22.77%		(1.51% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$83,803		$99,799		$79,292	$99,011		$96,177		$90,550

Ratio of total expenses to average net assets	1.03%	*	1.05%		1.06%	1.02%		1.04%		1.07%

Ratio of net investment income (loss) to average net assets	1.60%	*	1.44%		1.16%	1.48%		1.01%		1.06%

Portfolio turnover rate	46%		50%		60%	45%		64%		77%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMID CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$34.39		$24.93		$26.38	$20.68		$19.46		$19.76

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)		(0.18)		(0.10)	(0.11)		(0.10)		(0.15)
Net realized and unrealized gain (loss) on investment transactions	4.07		9.64		(1.35)	5.81		1.32		(0.15)

Total from investment operations	3.97		9.46		(1.45)	5.70		1.22		(0.30)

Net asset value, end of period	$38.36		$34.39		$24.93	$26.38		$20.68		$19.46

Total return[2]	11.54%	#	37.95%		(5.50% )	27.56%		6.27%		(1.52% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$75,866		$70,961		$59,882	$64,783		$52,713		$56,002

Ratio of net expenses to average net assets[3]	1.04%	*	1.04%		1.03%	1.05%		1.05%		1.07%

Ratio of total expenses to average net assets[4]	1.04%	*	1.04%		1.03%	1.04%		1.04%		1.07%

Ratio of net investment income (loss) to average net assets[3]	(0.60%	)*	(0.59%	)	(0.35% )	(0.47%	)	(0.52%	)	(0.71% )

Portfolio turnover rate	50%		70%		83%	68%		160%		103%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$28.37		$23.67		$27.90	$24.69		$19.72		$20.91

Income (loss) from investment operations:
Net investment income (loss)[1]	0.11		0.18		0.10	0.03		0.02		—
Net realized and unrealized gain (loss) on investment transactions	(7.12)		4.52		(4.33)	3.18		4.95		(1.19)

Total from investment operations	(7.01)		4.70		(4.23)	3.21		4.97		(1.19)

Net asset value, end of period	$21.36		$28.37		$23.67	$27.90		$24.69		$19.72

Total return[2]	(24.71%	)#	19.86%		(15.16% )	13.00%		25.20%		(5.69%	)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$54,967		$85,324		$80,919	$85,323		$82,032		$67,959

Ratio of total expenses to average net assets	1.15%	*	1.12%		1.10%	1.18%		1.21%		1.23%

Ratio of net investment income (loss) to average net assets	0.98%	*	0.66%		0.36%	0.11%		0.10%		(0.02%	)

Portfolio turnover rate	27%		32%		47%	37%		62%		48%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMALL CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$47.45		$37.00		$38.80	$31.08		$28.59		$28.47

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.12)		(0.18)		(0.15)	(0.16)		(0.10)		(0.14)
Net realized and unrealized gain (loss) on investment transactions	(2.10)		10.63		(1.65)	7.88		2.59		0.26

Total from investment operations	(2.22)		10.45		(1.80)	7.72		2.49		0.12

Net asset value, end of period	$45.23		$47.45		$37.00	$38.80		$31.08		$28.59

Total return[2]	(4.68%	)#	28.24%		(4.64% )	24.84%		8.71%		0.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,815		$118,244		$93,243	$102,380		$85,958		$91,666

Ratio of total expenses to average net assets	1.02%	*	1.02%		1.00%	1.01%		1.02%		1.03%

Ratio of net investment income (loss) to average net assets	(0.58%	)*	(0.40%	)	(0.36% )	(0.46%	)	(0.35%	)	(0.48%	)

Portfolio turnover rate	14%		21%		22%	25%		17%		26%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$39.32		$31.96	$37.11	$33.06	$26.50	$28.03

Income (loss) from investment operations:
Net investment income (loss)[1]	0.13		0.24	0.17	0.18	0.23	0.17
Net realized and unrealized gain (loss) on investment transactions	(9.69)		7.12	(5.32)	3.87	6.33	(1.70)

Total from investment operations	(9.56)		7.36	(5.15)	4.05	6.56	(1.53)

Net asset value, end of period	$29.76		$39.32	$31.96	$37.11	$33.06	$26.50

Total return[2]	(24.31%	)#	23.03%	(13.88% )	12.25%	24.75%	(5.46% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$151,532		$205,049	$211,285	$262,728	$244,968	$227,139

Ratio of total expenses to average net assets	1.01%	*	0.98%	0.97%	0.97%	0.97%	0.99%

Ratio of net investment income (loss) to average net assets	0.83%	*	0.65%	0.46%	0.56%	0.83%	0.62%

Portfolio turnover rate	55%		54%	55%	59%	57%	47%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

SMALL CAP INDEX FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.22		$20.26	$22.86	$20.09	$16.69	$17.59

Income (loss) from investment operations:
Net investment income (loss)[1]	0.06		0.13	0.14	0.13	0.12	0.12
Net realized and unrealized gain (loss) on investment transactions	(3.38)		4.83	(2.74)	2.64	3.28	(1.02)

Total from investment operations	(3.32)		4.96	(2.60)	2.77	3.40	(0.90)

Net asset value, end of period	$21.90		$25.22	$20.26	$22.86	$20.09	$16.69

Total return[2]	(13.16%	)#	24.48%	(11.37% )	13.79%	20.37%	(5.12% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$59,943		$69,993	$70,724	$81,638	$76,355	$65,480

Ratio of total expenses to average net assets	0.76%	*	0.72%	0.65%	0.65%	0.66%	0.69%

Ratio of net investment income (loss) to average net assets	0.54%	*	0.55%	0.59%	0.62%	0.70%	0.66%

Portfolio turnover rate	17%		16%	14%	13%	18%	18%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.79		$12.22	$14.22	$11.42	$11.38	$11.54

Income (loss) from investment operations:
Net investment income (loss)[1]	0.13		0.33	0.31	0.27	0.26	0.24
Net realized and unrealized gain (loss) on investment transactions	(1.73)		2.24	(2.31)	2.53	(0.22)	(0.40)

Total from investment operations	(1.60)		2.57	(2.00)	2.80	0.04	(0.16)

Net asset value, end of period	$13.19		$14.79	$12.22	$14.22	$11.42	$11.38

Total return[2]	(10.82%	)#	21.03%	(14.07% )	24.52%	0.35%	(1.39% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$96,220		$111,067	$98,471	$116,930	$97,813	$98,109

Ratio of total expenses to average net assets	0.90%	*	0.82%	0.79%	0.82%	0.81%	0.83%

Ratio of net investment income (loss) to average net assets	1.98%	*	2.41%	2.24%	2.05%	2.35%	2.02%

Portfolio turnover rate	3%		6%	3%	4%	7%	2%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

INTERNATIONAL EQUITY FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$33.95		$26.51	$30.26	$22.98	$24.23	$23.39

Income (loss) from investment operations:
Net investment income (loss)[1]	—	(a)	0.20	0.19	0.15	0.26	0.28
Net realized and unrealized gain (loss) on investment transactions	(1.74)		7.24	(3.94)	7.13	(1.51)	0.56

Total from investment operations	(1.74)		7.44	(3.75)	7.28	(1.25)	0.84

Net asset value, end of period	$32.21		$33.95	$26.51	$30.26	$22.98	$24.23

Total return[2]	(5.13%	)#	28.07%	(12.39% )	31.68%	(5.16% )	3.59%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$293,752		$325,965	$296,892	$375,821	$319,322	$375,175

Ratio of total expenses to average net assets	1.09%	*	1.08%	1.11%	1.12%	1.12%	1.15%

Ratio of net investment income (loss) to average net assets	0.01%	*	0.66%	(0.66% )	0.56%	1.10%	1.17%

Portfolio turnover rate	44%		50%	50%	32%	34%	27%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)	Less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.52		$11.39	$13.80	$10.22	$9.66	$10.84

Income (loss) from investment operations:
Net investment income (loss)[1]	—	(a)	0.14	0.09	0.03	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	(1.81)		1.99	(2.50)	3.55	0.53	(1.21)

Total from investment operations	(1.81)		2.13	(2.41)	3.58	0.56	(1.18)

Net asset value, end of period	$11.71		$13.52	$11.39	$13.80	$10.22	$9.66

Total return[2]	(13.39%	)#	18.70%	(17.46% )	35.03%	5.80%	(10.89% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$125,430		$147,412	$146,973	$184,357	$150,270	$147,819

Ratio of net expenses to average net assets[3]	1.37%	*	1.34%	1.32%	1.51%	1.65%	1.74%

Ratio of total expenses to average net assets[4]	1.37%	*	1.34%	1.32%	1.51%	1.65%	1.68%

Ratio of net investment income (loss) to average net assets[3]	(0.06%	)*	1.11%	0.73%	0.25%	0.28%	0.24%

Portfolio turnover rate	91%	(b)	35%	45%	41%	46%	41%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]   Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]   The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Less than one penny per share.

(b)  The Fund’s portfolio turnover rate increased substantially during the six months ended June 30, 2020 due to a change in the Fund’s subadviser and associated repositioning.

REAL ESTATE SECURITIES FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$27.25		$20.57	$21.47	$19.99	$18.95	$18.01

Income (loss) from investment operations:
Net investment income (loss)[1]	0.31		0.41	0.43	0.39	0.32	0.26
Net realized and unrealized gain (loss) on investment transactions	(3.87)		6.27	(1.33)	1.09	0.72	0.68

Total from investment operations	(3.56)		6.68	(0.90)	1.48	1.04	0.94

Net asset value, end of period	$23.69		$27.25	$20.57	$21.47	$19.99	$18.95

Total return[2]	(13.07%	)#	32.47%	(4.19% )	7.40%	5.49%	5.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$112,117		$133,068	$114,366	$137,842	$137,257	$137,644

Ratio of total expenses to average net assets	0.97%	*	0.96%	0.96%	0.95%	0.95%	0.97%

Ratio of net investment income (loss) to average net assets	2.54%	*	1.64%	2.05%	1.86%	1.65%	1.42%

Portfolio turnover rate	38%		74%	66%	75%	81%	61%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$21.41		$17.37		$19.20	$15.99		$14.88		$15.12

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)		(0.06)		(0.06)	(0.05)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	(2.10)		4.10		(1.77)	3.26		1.16		(0.19)

Total from investment operations	(2.13)		4.04		(1.83)	3.21		1.11		(0.24)

Net asset value, end of period	$19.28		$21.41		$17.37	$19.20		$15.99		$14.88

Total return[2]	(9.95%	)#	23.26%		(9.53% )	20.08%		7.46%		(1.59% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$62,183		$72,017		$64,604	$75,079		$61,867		$61,119

Ratio of total expenses to average net assets[3]	0.34%	*	0.33%		0.32%	0.31%		0.32%		0.34%

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.32% )	(0.31%	)	(0.32%	)	(0.34% )

Portfolio turnover rate	10%		14%		19%	20%		20%		24%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$22.06		$18.12		$19.66	$16.72		$15.55		$15.73

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)		(0.06)		(0.06)	(0.05)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	(1.76)		4.00		(1.48)	2.99		1.22		(0.13)

Total from investment operations	(1.79)		3.94		(1.54)	2.94		1.17		(0.18)

Net asset value, end of period	$20.27		$22.06		$18.12	$19.66		$16.72		$15.55

Total return[2]	(8.11%	)#	21.75%		(7.83% )	17.58%		7.52%		(1.14% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$200,707		$232,308		$217,918	$266,699		$230,243		$238,908

Ratio of total expenses to average net assets[3]	0.30%	*	0.30%		0.30%	0.29%		0.30%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.29%	)	(0.29% )	(0.29%	)	(0.30%	)	(0.32% )

Portfolio turnover rate	10%		12%		14%	16%		14%		20%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$19.55		$16.48		$17.51	$15.36		$14.36		$14.44

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)		(0.05)		(0.05)	(0.05)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	(0.87)		3.12		(0.98)	2.20		1.04		(0.03)

Total from investment operations	(0.90)		3.07		(1.03)	2.15		1.00		(0.08)

Net asset value, end of period	$18.65		$19.55		$16.48	$17.51		$15.36		$14.36

Total return[2]	(4.60%	)#	18.63%		(5.88% )	14.00%		6.96%		(0.55% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$266,983		$298,115		$291,618	$342,656		$332,347		$342,152

Ratio of total expenses to average net assets[3]	0.30%	*	0.30%		0.29%	0.29%		0.29%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.30%	)	(0.29% )	(0.29%	)	(0.29%	)	(0.32% )

Portfolio turnover rate	11%		9%		14%	12%		12%		17%

#  Non-annualized.

*  Annualized.

[1]   The net investment income (loss) per share was calculated using the average shares outstanding method.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$17.58		$15.31		$15.86	$14.42		$13.60		$13.63

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)		(0.05)		(0.05)	(0.05)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investment transactions	(0.34)		2.32		(0.50)	1.49		0.86		0.02

Total from investment operations	(0.37)		2.27		(0.55)	1.44		0.82		(0.03)

Net asset value, end of period	$17.21		$17.58		$15.31	$15.86		$14.42		$13.60

Total return[2]	(2.10%	)#	14.83%		(3.47% )	9.99%		6.03%		(0.22% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$86,957		$93,947		$88,927	$98,414		$97,741		$102,101

Ratio of total expenses to average net assets[3]	0.32%	*	0.32%		0.31%	0.30%		0.30%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.31%	)	(0.30% )	(0.30%	)	(0.30%	)	(0.33% )

Portfolio turnover rate	14%		13%		17%	15%		15%		23%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended 6/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017		2016		2015
Net asset value, beginning of period	$15.51		$13.99		$14.18	$13.33		$12.73		$12.72

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)		(0.05)		(0.04)	(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.14		1.57		(0.15)	0.89		0.64		0.05

Total from investment operations	0.12		1.52		(0.19)	0.85		0.60		0.01

Net asset value, end of period	$15.63		$15.51		$13.99	$14.18		$13.33		$12.73

Total return[2]	0.77%	#	10.87%		(1.34% )	6.38%		4.71%		0.08%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,328		$59,832		$57,092	$58,659		$56,092		$61,217

Ratio of total expenses to average net assets[3]	0.34%	*	0.34%		0.33%	0.32%		0.31%		0.34%

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.31%	)	(0.31% )	(0.31%	)	(0.31%	)	(0.34%	)

Portfolio turnover rate	13%		18%		23%	23%		26%		24%

#	Non-annualized.
*	Annualized.
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, Penn Mutual Asset Management, LLC (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, or the Fund’s sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from PMAM and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publicly traded security prices, discount rates, publicly disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Significant Level 3 items at June 30, 2020 consist of $33,280,293, $5,659,989 and $4,276,689 of equities in the Flexibly Managed Fund, Large Growth Stock Fund and Emering Market Equity Fund, respectively which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2019 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2019, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Janus Capital Management LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
International Equity Fund*	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund**	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

* Effective May 1, 2020. Prior to May 1, 2020, the Fund’s Investment Advisory Fee was 0.83% of the first $227,000,000 and 0.75% over $227,000,000.

** Effective May 1, 2020. Prior to May 1, 2020, the Fund’s Investment Advisory Fee was 0.92% on the average daily net assets of the Fund.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate, Co-Administrative and Shareholder Services

Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.

Fund Administration and Accounting Services

Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

$48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market Fund	0.64%	SMID Cap Growth Fund	1.07%
Limited Maturity Bond Fund	0.74%	SMID Cap Value Fund	1.26%
Quality Bond Fund	0.73%	Small Cap Growth Fund	1.13%
High Yield Bond Fund	0.92%	Small Cap Value Fund	1.02%
Flexibly Managed Fund	0.94%	Small Cap Index Fund	0.74%
Balanced Fund	0.79%	Developed International Index Fund	0.94%
Large Growth Stock Fund	1.02%	International Equity Fund	1.20%
Large Cap Growth Fund	0.89%	Emerging Markets Equity Fund	1.78%
Large Core Growth Fund	0.90%	Real Estate Securities Fund	1.02%
Large Cap Value Fund	0.96%	Aggressive Allocation Fund*	0.40%
Large Core Value Fund	0.96%	Moderately Aggressive Allocation Fund*	0.34%
Index 500 Fund	0.42%	Moderate Allocation Fund*	0.34%
Mid Cap Growth Fund	1.00%	Moderately Conservative Allocation Fund*	0.35%
Mid Cap Value Fund	0.83%	Conservative Allocation Fund*	0.38%
Mid Core Value Fund	1.11%

* For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

Total fees of $275,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2020. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2020 are as follows:

Money Market Fund	$4,620,461
Limited Maturity Bond Fund	65,666,080
Quality Bond Fund	53,511,681
Large Growth Stock Fund	19,642,780
Large Core Value Fund	21,201,497
Index 500 Fund	17,054,066
SMID Cap Growth Fund	3,624,662
SMID Cap Value Fund	3,201,419
Small Cap Index Fund	3,115,215
Developed International Index Fund	3,410,254
International Equity Fund	5,718,267

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2020 were as follows:

SMID Cap Growth Fund	$2,756
Small Cap Value Fund	16,328

Cross trades for the six months ended June 30, 2020, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the six months ended June 30, 2020, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:

	Purchases	Sales	Gain (Loss)
Flexibly Managed Fund	$6,721,879	$10,463,434	$(272,678)
Large Cap Growth Fund	192,709	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the Underlying Funds during the six months ended June 30, 2020 as follows:

Balanced Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.9%
Penn Series Index 500 Fund*	$49,001,759	$4,164,770	$5,095,228	$3,547,900	$(4,680,851)	$46,938,350	1,773,266	$—
Affiliated Fixed Income Funds — 39.8%
Penn Series Quality Bond Fund*	31,970,061	2,680,982	5,172,977	1,856,670	(183,942)	31,150,794	1,842,152	—

	$80,971,820	$6,845,752	$10,268,205	$5,404,570	$(4,864,793)	$78,089,144		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Aggressive Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 57.4%
Penn Series Flexibly Managed Fund*	$2,144,523	$48,548	$320,498	$108,807	$(132,446)	$1,848,934	28,301	$—
Penn Series Index 500 Fund*	3,607,020	2,793,244	300,180	208,228	(65,135)	6,243,177	235,859	—
Penn Series Large Cap Growth Fund*	2,157,581	40,848	273,516	117,955	(157,562)	1,885,306	76,112	—
Penn Series Large Cap Value Fund*	6,452,334	252,465	797,812	318,041	(1,344,047)	4,880,981	180,243	—
Penn Series Large Core Value Fund*	6,443,737	323,255	936,309	255,069	(1,239,534)	4,846,218	255,467	—
Penn Series Large Growth Stock Fund*	724,920	13,616	152,137	66,584	(19,271)	633,712	11,192	—
Penn Series Mid Cap Growth Fund*	1,442,281	27,232	355,203	166,755	(17,178)	1,263,887	42,989	—
Penn Series Mid Cap Value Fund*	1,447,626	225,946	86,109	(1,268)	(376,956)	1,209,239	63,113	—
Penn Series Mid Core Value Fund*	5,026,504	337,700	301,381	68,704	(852,118)	4,279,409	189,858	—
Penn Series Real Estate Securities Fund*	2,201,429	180,314	303,327	99,668	(385,636)	1,792,448	75,663	—
Penn Series Small Cap Growth Fund*	2,151,232	132,958	315,778	115,614	(196,373)	1,887,653	41,735	—
Penn Series Small Cap Value Fund*	1,443,792	206,010	86,108	8,953	(339,687)	1,232,960	41,430	—
Penn Series SMID Cap Growth Fund*	1,433,571	27,232	330,195	149,481	(8,085)	1,272,004	33,160	—
Penn Series SMID Cap Value Fund*	5,035,220	108,443	1,376,632	81,348	(1,405,564)	2,442,815	114,364	—
Affiliated Fixed Income Funds — 9.0%
Penn Series High Yield Bond Fund*	1,425,363	92,447	254,464	37,888	(72,101)	1,229,133	84,015	—
Penn Series Limited Maturity Bond Fund*	4,959,730	500,511	1,198,320	77,223	(3,173)	4,335,971	331,243	—
Affiliated International Equity Funds — 33.3%
Penn Series Developed International Index Fund*	8,576,016	574,311	847,161	233,797	(1,081,321)	7,455,642	565,250	—
Penn Series Emerging Markets Equity Fund*	6,520,803	435,369	392,383	70,944	(924,462)	5,710,271	487,641	—
Penn Series International Equity Fund*	8,618,417	163,391	800,163	249,618	(705,548)	7,525,715	233,645	—

	$71,812,099	$6,483,840	$9,427,676	$2,433,409	$(9,326,197)	$61,975,475		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Moderately Aggressive Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 56.4%
Penn Series Flexibly Managed Fund*	$13,830,353	$185,575	$1,958,428	$1,079,327	$(1,214,596)	$11,922,231	182,492	$—
Penn Series Index 500 Fund*	11,631,878	7,266,231	985,321	694,428	(491,923)	18,115,293	684,371	—
Penn Series Large Cap Growth Fund*	6,957,535	92,787	858,991	486,933	(600,260)	6,078,004	245,378	—
Penn Series Large Cap Value Fund*	20,806,664	1,164,955	2,977,484	1,592,972	(4,848,590)	15,738,517	581,186	—
Penn Series Large Core Value Fund*	20,778,742	1,382,088	3,422,681	991,865	(4,102,710)	15,627,304	823,790	—
Penn Series Large Growth Stock Fund*	2,337,825	30,929	483,141	215,696	(58,440)	2,042,869	36,080	—
Penn Series Mid Cap Growth Fund*	4,651,175	61,859	1,130,642	539,321	(47,136)	4,074,577	138,591	—
Penn Series Mid Cap Value Fund*	2,334,274	379,219	164,137	(14,708)	(584,914)	1,949,734	101,761	—
Penn Series Mid Core Value Fund*	13,893,322	1,135,886	1,082,395	309,307	(2,428,256)	11,827,864	524,750	—
Penn Series Real Estate Securities Fund*	7,099,193	487,326	892,827	415,648	(1,328,718)	5,780,622	244,011	—
Penn Series Small Cap Growth Fund*	4,624,797	359,424	767,096	311,339	(471,430)	4,057,034	89,698	—
Penn Series Small Cap Index Fund*	2,324,622	260,463	304,468	75,428	(334,865)	2,021,180	92,291	—
Penn Series Small Cap Value Fund*	4,656,163	695,619	328,275	187,795	(1,235,503)	3,975,799	133,595	—
Penn Series SMID Cap Growth Fund*	2,311,431	30,929	524,949	205,223	27,622	2,050,256	53,448	—
Penn Series SMID Cap Value Fund*	13,917,895	185,359	2,715,680	(25,688)	(3,484,589)	7,877,297	368,787	—
Affiliated Fixed Income Funds — 17.9%
Penn Series High Yield Bond Fund*	4,596,082	229,035	754,506	160,310	(268,407)	3,962,514	270,849	—
Penn Series Limited Maturity Bond Fund*	25,129,800	2,138,026	5,672,299	422,673	(52,784)	21,965,416	1,678,030	—
Penn Series Quality Bond Fund*	11,383,316	876,096	2,801,116	499,212	61,629	10,019,137	592,498	—
Affiliated International Equity Funds — 25.2%
Penn Series Developed International Index Fund*	20,740,421	1,727,455	2,462,868	691,737	(2,669,866)	18,026,879	1,366,708	—
Penn Series Emerging Markets Equity Fund*	14,019,467	1,040,443	984,825	61,036	(1,865,298)	12,270,823	1,047,893	—
Penn Series International Equity Fund*	23,159,513	492,507	2,270,907	953,541	(2,117,752)	20,216,902	627,659	—

	$231,184,468	$20,222,211	$33,543,036	$9,853,395	$(28,116,786)	$199,600,252		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Moderate Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 44.8%
Penn Series Flexibly Managed Fund*	$17,902,516	$121,653	$1,964,718	$1,107,812	$(1,231,195)	$15,936,068	243,932	$—
Penn Series Index 500 Fund*	12,045,036	10,049,170	1,010,427	705,293	(265,042)	21,524,030	813,148	—
Penn Series Large Cap Growth Fund*	6,003,946	101,280	611,569	223,007	(300,454)	5,416,210	218,660	—
Penn Series Large Cap Value Fund*	17,955,045	1,653,462	3,658,107	1,619,591	(4,421,488)	13,148,503	485,543	—
Penn Series Large Core Value Fund*	17,931,038	1,844,968	4,063,245	1,152,968	(3,809,916)	13,055,813	688,235	—
Penn Series Large Growth Stock Fund*	3,026,001	20,275	540,516	409,005	(184,109)	2,730,656	48,228	—
Penn Series Mid Cap Growth Fund*	6,020,391	228,449	1,504,627	727,645	(25,487)	5,446,371	185,251	—
Penn Series Mid Core Value Fund*	20,980,932	2,477,603	1,837,410	481,897	(3,657,591)	18,445,431	818,342	—
Penn Series Real Estate Securities Fund*	6,125,947	312,413	483,945	293,329	(1,096,294)	5,151,450	217,453	—
Penn Series Small Cap Growth Fund*	2,993,136	341,990	538,718	333,250	(418,199)	2,711,459	59,948	—
Penn Series Small Cap Index Fund*	3,008,884	447,295	430,580	127,852	(451,741)	2,701,710	123,366	—
Penn Series Small Cap Value Fund*	6,026,729	1,082,371	435,387	66,261	(1,425,442)	5,314,532	178,580	—
Penn Series SMID Cap Growth Fund*	2,991,902	116,589	700,073	278,530	53,552	2,740,500	71,442	—
Penn Series SMID Cap Value Fund*	12,010,168	48,331	3,607,830	(221,110)	(2,964,676)	5,264,883	246,483	—
Affiliated Fixed Income Funds — 38.0%
Penn Series High Yield Bond Fund*	8,924,078	261,113	1,041,908	327,003	(525,679)	7,944,607	543,035	—
Penn Series Limited Maturity Bond Fund*	44,359,363	2,933,082	7,929,752	606,976	65,916	40,035,585	3,058,486	—
Penn Series Quality Bond Fund*	58,942,961	3,380,007	11,741,223	2,530,804	454,300	53,566,849	3,167,762	—
Affiliated International Equity Funds — 17.2%
Penn Series Developed International Index Fund*	14,915,198	1,787,457	1,953,572	668,915	(2,031,691)	13,386,307	1,014,883	—
Penn Series Emerging Markets Equity Fund*	15,122,101	1,469,107	973,442	154,782	(2,104,720)	13,667,828	1,167,193	—
Penn Series International Equity Fund*	20,984,824	1,198,566	2,289,403	1,066,797	(2,045,198)	18,915,586	587,258	—

	$298,270,196	$29,875,181	$47,316,452	$12,660,607	$(26,385,154)	$267,104,378		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Moderately Conservative Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.5%
Penn Series Flexibly Managed Fund*	$7,502,879	$470,907	$1,065,716	$664,381	$(688,974)	$6,883,477	105,365	$—
Penn Series Index 500 Fund*	2,839,542	2,670,306	351,560	224,533	(153,133)	5,229,688	197,570	—
Penn Series Large Cap Growth Fund*	1,887,180	182,195	299,036	94,608	(110,270)	1,754,677	70,839	—
Penn Series Large Cap Value Fund*	5,643,688	974,893	1,476,267	294,298	(1,177,339)	4,259,273	157,285	—
Penn Series Large Core Value Fund*	5,636,148	1,038,547	1,611,958	332,096	(1,165,813)	4,229,020	222,932	—
Penn Series Mid Core Value Fund*	2,826,357	564,549	404,555	96,332	(521,955)	2,560,728	113,608	—
Penn Series Real Estate Securities Fund*	1,925,538	181,601	180,002	101,352	(359,995)	1,668,494	70,430	—
Penn Series Small Cap Value Fund*	947,188	248,250	120,156	12,901	(227,435)	860,748	28,923	—
Penn Series SMID Cap Value Fund*	1,887,557	60,082	587,182	(124,696)	(383,059)	852,702	39,921	—
Affiliated Fixed Income Funds — 56.8%
Penn Series High Yield Bond Fund*	2,805,035	123,725	296,208	112,051	(170,756)	2,573,847	175,929	—
Penn Series Limited Maturity Bond Fund*	23,238,329	1,942,832	3,931,053	445,917	(77,872)	21,618,153	1,651,501	—
Penn Series Quality Bond Fund*	26,863,938	1,997,483	5,099,819	1,134,703	268,635	25,164,940	1,488,169	—
Affiliated International Equity Funds — 10.1%
Penn Series Developed International Index Fund*	2,812,867	566,872	535,048	172,330	(414,919)	2,602,102	197,278	—
Penn Series Emerging Markets Equity Fund*	1,901,327	294,694	180,002	147	(244,784)	1,771,382	151,271	—
Penn Series International Equity Fund*	4,711,408	648,450	783,534	194,551	(393,360)	4,377,515	135,905	—

	$93,428,981	$11,965,386	$16,922,096	$3,755,504	$(5,821,029)	$86,406,746		$—

* Non-income producing security.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Conservative Allocation Fund	Total Value at 12/31/19	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 6/30/20	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.5%
Penn Series Flexibly Managed Fund*	$4,758,720	$545,603	$841,432	$307,068	$(279,268)	$4,490,691	68,739	$—
Penn Series Index 500 Fund*	600,339	1,689,787	103,272	(7,273)	94,874	2,274,455	85,926	—
Penn Series Large Cap Value Fund*	1,789,751	397,745	818,185	(42,759)	(214,990)	1,111,562	41,047	—
Penn Series Large Core Value Fund*	2,383,156	555,270	962,962	113,022	(432,882)	1,655,604	87,275	—
Penn Series Mid Core Value Fund*	1,195,070	296,089	212,856	55,311	(219,788)	1,113,826	49,416	—
Penn Series Real Estate Securities Fund*	610,637	77,146	66,679	10,323	(87,038)	544,389	22,980	—
Penn Series SMID Cap Value Fund*	598,587	14,451	435,136	(148,299)	(29,603)	—	—	—
Affiliated Fixed Income Funds — 75.9%
Penn Series High Yield Bond Fund*	1,779,107	155,812	227,557	57,421	(85,714)	1,679,069	114,769	—
Penn Series Limited Maturity Bond Fund*	20,634,913	1,744,550	2,982,481	230,900	115,221	19,743,103	1,508,258	—
Penn Series Quality Bond Fund*	22,914,494	1,713,768	3,768,747	781,679	434,819	22,076,013	1,305,500	—
Affiliated International Equity Funds — 3.0%
Penn Series Developed International Index Fund*	1,189,390	297,628	268,402	40,759	(127,736)	1,131,639	85,795	—
Penn Series International Equity Fund*	597,640	111,959	120,317	31,392	(49,585)	571,089	17,730	—

	$59,051,804	$7,599,808	$10,808,026	$1,429,544	(881,690)	$56,391,440		$—

* Non-income producing security.

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2020, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$15,731,749	$19,423,867	$117,042,032	$114,334,793
Quality Bond Fund	65,394,288	69,677,480	157,068,478	152,671,409
High Yield Bond Fund	—	—	114,695,286	119,123,750
Flexibly Managed Fund	—	—	2,196,861,564	2,191,118,020
Balanced Fund	—	—	6,845,752	10,268,205
Large Growth Stock Fund	—	—	76,192,651	88,834,424
Large Cap Growth Fund	—	—	13,142,600	14,748,136
Large Core Growth Fund	—	—	55,640,432	62,662,508
Large Cap Value Fund	—	—	56,953,097	51,840,733
Large Core Value Fund	—	—	79,611,227	87,230,852
Index 500 Fund	—	—	34,410,288	13,409,918

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Mid Cap Growth Fund	$—	$—	$21,561,085	$24,183,620
Mid Cap Value Fund	—	—	89,910,434	94,846,603
Mid Core Value Fund	—	—	39,836,960	38,887,553
SMID Cap Growth Fund	—	—	34,609,471	37,011,719
SMID Cap Value Fund	—	—	17,203,430	26,312,362
Small Cap Growth Fund	—	—	16,659,496	14,995,250
Small Cap Value Fund	—	—	88,951,996	95,029,174
Small Cap Index Fund	—	—	10,180,538	10,751,569
Developed International Index Fund	—	—	2,908,163	6,563,543
International Equity Fund	—	—	124,889,338	138,108,135
Emerging Markets Fund	—	—	112,087,544	117,076,032
Real Estate Securities Fund	—	—	43,933,394	44,786,982
Aggressive Allocation Fund	—	—	6,483,840	9,427,676
Moderately Aggressive Allocation Fund	—	—	20,222,211	33,543,036
Moderate Allocation Fund	—	—	29,875,181	47,316,452
Moderately Conservative Allocation Fund	—	—	11,965,386	16,922,096
Conservative Allocation Fund	—	—	7,599,808	10,808,026

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2019, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

period that the differences arise. Accordingly, the following permanent differences as of December 31, 2019, primarily attributable to consent dividends, were reclassed between the following accounts:

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Money Market Fund	$3,205	$(3,205)
Limited Maturity Bond Fund	(7,466,688)	7,466,688
Quality Bond Fund	(17,049,735)	17,049,735
High Yield Bond Fund	(7,655,189)	7,655,189
Flexibly Managed Fund	(419,911,595)	419,911,595
Balanced Fund	(7,605,682)	7,605,682
Large Growth Stock Fund	(25,128,547)	25,128,547
Large Cap Growth Fund	(8,252,598)	8,252,598
Large Core Growth Fund	(18,484,469)	18,484,469
Large Cap Value Fund	(3,516,531)	3,516,531
Large Core Value Fund	(16,067,378)	16,067,378
Index 500 Fund	(40,441,447)	40,441,447
Mid Cap Growth Fund	(11,454,170)	11,454,170
Mid Cap Value Fund	(1,655,595)	1,655,595
Mid Core Value Fund	(1,347,550)	1,347,550
SMID Cap Growth Fund	(8,108,219)	8,108,219
SMID Cap Value Fund	(4,705,760)	4,705,760
Small Cap Growth Fund	(5,191,045)	5,191,045
Small Cap Value Fund	(16,462,096)	16,462,096
Small Cap Index Fund	(10,127,438)	10,127,438
Developed International Index Fund	(4,597,837)	4,597,837
International Equity Fund	(21,242,698)	21,242,698
Emerging Markets Equity Fund	(4,423,711)	4,423,711
Real Estate Securities Fund	(20,449,450)	20,449,450
Aggressive Allocation Fund	(5,387,010)	5,387,010
Moderately Aggressive Allocation Fund	(22,396,960)	22,396,960
Moderate Allocation Fund	(26,051,076)	26,051,076
Moderately Conservative Allocation Fund	(5,558,130)	5,558,130
Conservative Allocation Fund	(2,591,500)	2,591,500

These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2019 and 2018 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2019	2018	2019	2018	2019	2018
Money Market Fund	$1,635,471	$510,090	$—	$—	$1,635,471	$510,090
Limited Maturity Bond Fund	7,466,688	6,315,701	—	—	7,466,688	6,315,701
Quality Bond Fund	16,119,199	13,040,425	930,536	—	17,049,735	13,040,425
High Yield Bond Fund	7,655,189	8,362,253	—	—	7,655,189	8,362,253
Flexibly Managed Fund	113,162,273	89,066,857	306,749,828	220,993,192	419,912,101	310,060,049
Balanced Fund	1,824,970	1,618,911	11,045,108	10,217,792	12,870,078	11,836,703
Large Growth Stock Fund	—	—	25,691,548	36,763,217	25,691,548	36,763,217
Large Cap Growth Fund	249,533	362,647	8,003,073	5,000,739	8,252,606	5,363,386
Large Core Growth Fund	2,050,338	1,333,604	16,434,131	14,727,569	18,484,469	16,061,173
Large Cap Value Fund	2,002,810	2,815,584	1,513,721	45,477,072	3,516,531	48,292,656
Large Core Value Fund	5,965,127	7,011,734	10,102,251	17,088,617	16,067,378	24,100,351
Index 500 Fund	8,049,998	7,526,980	32,391,449	33,820,180	40,441,447	41,347,160
Mid Cap Growth Fund	1,247,910	—	10,206,138	10,785,921	11,454,048	10,785,921
Mid Cap Value Fund	1,655,595	4,999,980	—	15,103,474	1,655,595	20,103,454
Mid Core Value Fund	1,347,832	2,270,928	—	7,880,710	1,347,832	10,151,638
SMID Cap Growth Fund	371,139	1,006,750	7,737,080	7,823,839	8,108,219	8,830,589
SMID Cap Value Fund	563,622	1,362,793	4,142,138	9,798,966	4,705,760	11,161,759
Small Cap Growth Fund	—	873,747	5,629,113	9,301,326	5,629,113	10,175,073
Small Cap Value Fund	1,413,710	1,177,178	15,048,386	21,948,984	16,462,096	23,126,162
Small Cap Index Fund	888,792	1,036,352	9,238,646	6,041,328	10,127,438	7,077,680
Developed International Index Fund	2,879,486	2,350,632	2,697,215	600,324	5,576,701	2,950,956
International Equity Fund	1,537,154	2,499,808	19,705,544	41,505,615	21,242,698	44,005,423
Emerging Markets Equity Fund	810,574	1,647,468	3,787,263	13,091,057	4,597,837	14,738,525
Real Estate Securities Fund	6,875,946	2,616,827	13,573,504	4,192,210	20,449,450	6,809,037
Aggressive Allocation Fund	948,119	1,038,455	8,540,457	12,328,888	9,488,576	13,367,343
Moderately Aggressive Allocation Fund	3,679,730	3,861,611	32,228,790	44,887,924	35,908,520	48,749,535
Moderate Allocation Fund	5,967,423	6,036,319	36,041,566	46,404,803	42,008,989	52,441,122
Moderately Conservative Allocation Fund	2,331,930	2,086,905	7,908,345	10,926,807	10,240,275	13,013,712
Conservative Allocation Fund	1,693,608	1,486,148	3,485,940	4,400,064	5,179,548	5,886,212

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Capital loss carryforwards:

At December 31, 2019, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$80	$—
High Yield Bond Fund	3,935,768	3,425,483
Mid Cap Value Fund	545,604	129,271
Mid Core Value Fund	—	79,459

During the year ended December 31, 2019, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Limited Maturity Bond Fund	$1,080,342
Quality Bond Fund	2,999,659
High Yield Bond Fund	1,295,164

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2020:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Bond Fund	$—	$407,319
Quality Bond Fund	—	325,902
Mid Cap Value Fund	—	1,246,096
SMID Cap Value Fund	—	1,623,668
Emerging Markets Equity Fund	—	227,910

Tax cost of securities:

At June 30, 2020, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2020 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$132,965,984	$—	$—	$—
Limited Maturity Bond Fund	252,478,363	3,131,041	(6,340,498)	(3,209,457)
Quality Bond Fund	436,807,818	19,731,086	(5,944,749)	13,786,337
High Yield Bond Fund	144,428,715	3,951,146	(3,258,108)	693,038
Flexibly Managed Fund	4,072,849,230	413,788,496	(123,896,418)	289,892,078
Balanced Fund	49,688,764	28,865,647	(436,160)	28,429,487
Large Growth Stock Fund	231,115,018	128,902,184	(5,626,052)	123,276,132
Large Cap Growth Fund	42,797,656	18,474,452	(695,284)	17,779,168
Large Core Growth Fund	114,872,277	56,729,389	(338,787)	56,390,602
Large Cap Value Fund	158,193,783	11,355,814	(15,044,509)	(3,688,695)
Large Core Value Fund	155,851,248	10,162,805	(11,155,870)	(993,065)
Index 500 Fund	250,472,424	272,775,632	(25,070,219)	247,705,413
Mid Cap Growth Fund	103,279,384	63,393,907	(5,426,853)	57,967,054
Mid Cap Value Fund	76,819,302	6,411,499	(579,414)	5,832,085

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Mid Core Value Fund	$86,401,955	$4,445,822	$(7,637,132)	$(3,191,310)
SMID Cap Growth Fund	65,393,508	14,163,913	(1,660,328)	12,503,585
SMID Cap Value Fund	63,627,910	4,462,232	(12,948,654)	(8,486,422)
Small Cap Growth Fund	80,609,637	38,342,682	(5,160,028)	33,182,654
Small Cap Value Fund	161,913,437	14,393,850	(23,715,110)	(9,321,260)
Small Cap Index Fund	58,063,616	14,789,424	(11,259,089)	3,530,335
Developed International Index Fund	82,071,119	26,964,926	(14,388,484)	12,576,442
International Equity Fund	252,908,103	47,779,197	(7,769,527)	40,009,670
Emerging Markets Equity Fund	104,730,306	22,184,502	(1,308,850)	20,875,652
Real Estate Securities Fund	106,293,914	12,801,023	(8,332,865)	4,468,158
Aggressive Allocation Fund	55,646,683	7,426,215	(1,096,774)	6,329,441
Moderately Aggressive Allocation Fund	171,813,753	31,036,427	(2,552,040)	28,484,387
Moderate Allocation Fund	222,611,752	46,307,164	(1,814,538)	44,492,626
Moderately Conservative Allocation Fund	75,635,207	11,386,659	(515,197)	10,871,462
Conservative Allocation Fund	51,302,472	5,902,595	(32,388)	5,870,207

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2020. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at June 30, 2020 are listed after the Fund’s Schedule of Investments.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

The total market value of written options held in the Flexibly Managed Fund as of June 30, 2020 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The Mid Core Value Fund and Emerging Markets Equity Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2020:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2020:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign currency contracts	Interest rate contracts	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$53,859	$—	$—	$(18,442)
Quality Bond Fund	—	—	244,356	—	—	(195,724)
Flexibly Managed Fund	—	—	—	(29,004,020)	—	—
Index 500 Fund	119,782	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	(330,338)	—	—
Mid Core Value Fund	—	28,983	—	—	(566)	—
Small Cap Index Fund	44,288	—	—	—	—	—
Developed International Index Fund	—	—	—	(14,159)	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2020:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund	Loss Exposure, After Collateral (note less than $0)
Flexibly Managed Fund
BOFA Securities	ISDA	$—	$(268,905)	$(268,905)	$—	$(268,905)
Citigroup	ISDA	—	(17,967,715)	(17,967,715)	—	(17,967,715)
Credit Suisse	ISDA	—	(3,159,528)	(3,159,528)	—	(3,159,528)
Goldman Sachs	ISDA	—	(2,684,515)	(2,684,515)	—	(2,684,515)
JP Morgan	ISDA	—	(4,150,639)	(4,150,639)	—	(4,150,639)
RBC Capital	ISDA	—	(772,718)	(772,718)	—	(772,718)

Total		$—	$(29,004,020)	$(29,004,020)	$—	$(29,004,020)

Mid Cap Growth Fund
BOFA Securities	ISDA	$—	$(236,040)	$(236,040)	$—	$(236,040)
Citigroup	ISDA	—	(1,848)	(1,848)	—	(1,848)
Goldman Sachs	ISDA	—	(48,690)	(48,690)	—	(48,690)
Morgan Stanley	ISDA	—	(3,420)	(3,420)	—	(3,420)
UBS Securities	ISDA	—	(40,340)	(40,340)	—	(40,340)

Total		$—	$(330,338)	$(330,338)	$—	$(330,338)

Mid Core Value Fund
BOFA Securities	Fx Letter	$5,969	$(346)	$5,623	$—	$5,623
Credit Suisse	Fx Letter	5,448	—	5,448	—	5,448
Goldman Sachs	Fx Letter	1,988	—	1,988	—	1,988
JP Morgan	Fx Letter	13,354	(125)	13,229	—	13,229
Morgan Stanley	Fx Letter	2,171	—	2,171	—	2,171
UBS Securities	Fx Letter	53	(95)	(42)	—	(42)

Total		$28,983	$(566)	$28,417	$—	$28,417

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2020:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts
Net change in unrealized appreciation (depreciation) of forward foreign currency contracts

Fund	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$3,182,395
Quality Bond Fund	—	—	9,046,691
Flexibly Managed Fund	2,287,296	(1,142)	—
Index 500 Fund	237,840	—	—
Mid Cap Growth Fund	(383,534)	—	—
Mid Core Value Fund	—	174,875	—
Small Cap Index Fund	(187,117)	—	—
Developed International Index Fund	697,874	—	—
Emerging Markets Equity Fund	—	(232,394)	—

Fund	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity Contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$362,969
Quality Bond Fund	—	—	1,464,525
Flexibly Managed Fund	11,648,014	—	—
Index 500 Fund	(27,271)	—	—
Mid Cap Growth Fund	(168,563)	—	—
Mid Core Value Fund	—	101,005	—
Small Cap Index Fund	25,340	—	—
Developed International Index Fund	(34,901)	—	—
Emerging Markets Equity Fund	—	94,768	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

The table below summarizes the average balance of derivative holdings by Fund during the year ended June 30, 2020. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$—	$81,958,992	$2,808,242	$—	$—
Quality Bond Fund	—	143,538,781	44,770,354	—	—
Flexibly Managed Fund	—	—	—	—	16,695,643
Index 500 Fund	—	8,998,338	—	—	—
Mid Cap Growth Fund	—	—	—	10,402	93,853
Mid Core Value Fund	(6,401,976)	—	—	—	—
Small Cap Index Fund	—	993,020	—	—	—
Developed International Index Fund	—	3,803,005	—	—	—
Emerging Markets Equity Fund	(14,547,621)	—	—	—	—

8 — CREDIT AND MARKET RISK

During the current fiscal period, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread globally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system, and considerable uncertainty for the global economy and financial markets. The effects of COVID-19 pandemic may persist for an extended period of time and have resulted in substantial market volatility and a significant economic downturn. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, measures taken to mitigate the effects of the COVID-19 pandemic, could result in disruptions to the services provided to the Fund by its service providers. The potential impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2020 (Unaudited)

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — RECENT ACCOUNTING PRONOUNCEMENTS and REPORTING UPDATES

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. Management has implemented the ASU 2018-13 on these financial statements.

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2020 (Unaudited)

Disclosure of Portfolio Holdings

Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2020 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

June 30, 2020

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”) have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which PMAM (i) provides day-to-day investment management services to certain of the Company’s Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for other of the Company’s Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Funds”). The Directly Managed Funds are comprised of the Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. The Sub-Advised Funds are comprised of the Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, and Real Estate Securities Funds.

PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into, and the Company’s Board of Directors (the “Board”) has approved, separate sub-advisory agreements (each, a “Sub-Advisory Agreement” and, collectively with the Advisory Agreement, the “Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds subject to the oversight of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which quantitatively and qualitatively evaluates, among other factors, each Sub-Adviser’s (i) investment expertise and resources, (ii) investment results in managing assets for relevant asset classes, investment styles and strategies, and (iii) regulatory compliance infrastructure and culture. PMAM oversees each Sub-Adviser’s activities with respect to the Fund it manages to ensure compliance with the Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style and investment performance.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
AllianceBernstein L.P.	Large Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Goldman Sachs Asset Management, L.P.	SMID Cap Growth Fund
Ivy Investment Management Company	Mid Cap Growth Fund
Janus Capital Management LLC Perkins Investment Management LLC	Mid Cap Value Fund
Janus Capital Management LLC	Small Cap Growth Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management Inc.	Large Core Growth Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
Vontobel Asset Management, Inc.	Emerging Markets Equity Fund
Vontobel Asset Management, Inc.	International Equity Fund

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Fund’s Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and PMAM and each Sub-Adviser (collectively, the “Advisers”) are required to furnish, such information as may be reasonably

Penn Series Funds, Inc.

June 30, 2020

necessary for the Board to evaluate the terms of the Agreements. In light of conditions associated with the coronavirus pandemic, the Funds and the Advisers relied on temporary exemptive relief granted by the Securities and Exchange Commission (Investment Company Release No. 33824) which provides relief from the in-person voting requirement and permits approval of advisory, sub-advisory and certain other service provider agreements at a telephonic meeting.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements

The Board held a special telephonic meeting on May 7, 2020 and a telephonic meeting on May 14, 2020 (together, the “Meeting”) to consider the approval of each Agreement with respect to each Fund. In preparation for the Meeting, the Board provided PMAM with a written request for information relating to both PMAM and each Sub-Adviser and received and reviewed, in advance of the Meeting, extensive written materials in response to that request. Those materials included information pertaining to (i) PMAM’s and each Sub-Adviser’s leadership, organizational structure, corporate changes, and financial condition, (ii) the performance of each Fund versus its benchmark and peer universe, (iii) the level of the investment advisory and sub-advisory fees charged to each Fund, as applicable, as well as comparisons of such fees with the aggregate investment advisory fees incurred by comparable funds, (iv) the costs to each Adviser of providing such services, including a detailed profitability analysis applicable to PMAM and its affiliates and profitability information applicable to each Sub-Adviser, (v) each Adviser’s compliance program, and (vi) various other matters relevant to the operations of and services provided by each Adviser.

Board Considerations. The information provided by each Adviser in connection with the Meeting was in addition to the detailed information about the Funds that the Board receives and reviews during the course of the year, including information about each Fund’s performance and fees and expenses. In connection with the Meeting, the Board also received a memorandum from legal counsel discussing the responsibilities of the Independent Directors in connection with their consideration of the Agreements. In addition, the Independent Directors met in executive session outside the presence of management to discuss the information submitted to the Board in connection with the renewal of the Agreements. The Independent Directors also had an opportunity to speak with senior representatives of PMAM during the special telephonic meeting and after receipt of the information pertaining to the Advisers to discuss the written materials and request additional materials, if desired.

With respect to each Adviser, the Board evaluated and discussed a number of factors, including among others: (a) the nature, extent and quality of each Adviser’s investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) the quantity and quality of each Adviser’s investment management personnel; (c) each Adviser’s operations and financial condition; (d) each Adviser’s brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements, if any, and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Funds’ advisory and sub-advisory fees to the fees charged to comparable funds or accounts, including breakpoints; (f) the level of each Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) other benefits that may accrue to each Adviser and its affiliates as a result of their relationship with the Funds; (h) the extent to which the Funds’ advisory and sub-advisory fees reflect economies of scale and the extent to which any such economies of scale are shared with fund investors; (i) each Adviser’s risk management and compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (j) each Adviser’s investment reputation, expertise and resources; and (k) an independently-prepared report of each Fund’s performance compared with that of similar mutual funds and benchmark indices. In its deliberations, the Directors did not identify any single piece of information that was all-important or controlling, noting that each Director could attribute different weights to the various factors considered.

During the Meeting, representatives from PMAM commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate each Adviser’s fees and other aspects of the services provided, including the services provided by PMAM’s affiliates and the fees related to such services. The Board then deliberated on the renewal of the Agreements in light of all of the information provided.

Based on the Board’s deliberations at the Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of each Agreement are fair and reasonable; (b) concluded that each Adviser’s fees are reasonable

Penn Series Funds, Inc.

June 30, 2020

in light of the services that it provides to the Funds, as well as the costs incurred and benefits realized by the Adviser and its affiliates in providing such services; (c) concluded that PMAM’s fees are reasonable in comparison to the fees charged by investment advisers to comparable funds; and (d) agreed to approve each Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by each Adviser to the Funds. In this regard, the Board evaluated, among other things, each Adviser’s business, personnel, experience, investment decision process, past performance, brokerage practices, compliance program, and resources to be dedicated to each Fund, as applicable. The Board reviewed the scope of services to be provided by each Adviser under the Agreements and noted that there would be no significant differences between the scope of services provided by the Advisers for the past year and the scope of services to be provided during the upcoming year. The Board also considered each Adviser’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same nature and quality as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by each Adviser to the Funds supported renewal of the Agreements.

Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. PMAM engaged an independent third party to prepare a report (the “Comparative Report”) to help the Board evaluate, among other information, each Fund’s performance and the performance of a peer group of comparable funds selected by the independent third party (“peer group”). Specifically, the Board considered each Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks. In evaluating performance, the Board considered economic and market trends, as well as both market risk and shareholder risk expectations for a given Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds (both actual performance and comparable performance) supported renewal of the Agreements.

Costs of Advisory and Sub-Advisory Services. The Board considered the cost of the advisory and sub-advisory services provided to the Funds by each Adviser. The Board considered, in particular, the peer expense information included in the Comparative Report. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to the peer group funds; and (d) the fact that each Sub-Adviser is compensated by PMAM and not directly by the relevant Sub-Advised Fund, and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Board also considered PMAM and its affiliates’ ongoing agreement to waive certain of the Funds’ management and other fees to prevent total fund expenses from exceeding a specified cap. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Funds are fair and reasonable and supported the renewal of the Agreements.

Profitability and Other Benefits. With regard to profitability, the Board considered all compensation paid, directly or indirectly, to each Adviser and its affiliates, and any benefits derived or to be derived by each Adviser and its affiliates, as well as the cost of Fund services provided by each Adviser. In its consideration of the profitability of PMAM and its affiliates, the Board was provided with and considered information pertaining to the profitability of the various administrative and servicing arrangements between the Funds and PMAM and its affiliates. The Board also considered the methodology, which was unchanged from that used in the prior year, used to determine the profitability of PMAM and its affiliates and the peer expense information included in the Comparative Report, which included servicing-related expenses. The Board noted that while such information may not constitute a perfect comparison due differences in the types and extent of the services provided for the fees referenced, the information nonetheless provided a useful data point. When considering the profitability of each Sub-Adviser, the Board took into account the fact that each Sub-Adviser is compensated by PMAM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the Sub-Adviser and PMAM. In evaluating the other or fall-out benefits that may accrue to the Advisers and their affiliates because of their relationship with the Funds, the Board noted that certain of the Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets. In addition, the Board considered that the Sub-Advisers may benefit from the development of additional investment advisory business with PMAM or the Company as a

Penn Series Funds, Inc.

June 30, 2020

result of their relationships with the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of and any fall-out benefits realized by the Advisers are reasonable in relation to the quality of their respective services and supported renewal of the Agreements.

Economies of Scale. The Board considered the existence of any economies of scale and whether such economies of scale are shared with a Fund’s shareholders through a graduated investment advisory fee schedule (i.e., breakpoints) or other means, including any fee waivers by PMAM and its affiliates or the Sub-Adviser. The Board, in particular, considered instances in which PMAM’s and a Sub-Adviser’s breakpoints were not the same. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds and their shareholders obtain a reasonable benefit from the realization of any economies of scale by the Advisers.

*      *      *

On the basis of the information provided to it in advance of the Meeting and its evaluation of that information, as well as additional information provided by PMAM in response to the Board’s questions during the Meeting, the Board, including the Independent Directors, concluded that the terms of each Agreement were fair and reasonable, and that approval of each Agreement was in the best interests of each Fund and its shareholders.

PennMutual The Penn Mutual Life Insurance Company The Penn Insurance and Annuity Company Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come. © 2020 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com PM8751 06/20

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date 9/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date 9/8/20

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date 9/8/20

*	Print the name and title of each signing officer under his or her signature.